Registration Nos. 033-39133

811-06241

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 57	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 60	☒

(Check appropriate box or boxes.)

LOOMIS SAYLES FUNDS II

(Exact Name of Registrant as Specified in Charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 449-2810

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and Address of Agent for Service)

Copy to:

John M. Loder, Esq.

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on February 1, 2011, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

	Admin Class	Retail Class	Institutional Class
Loomis Sayles Small Cap Growth Fund		LCGRX	LSSIX
Loomis Sayles Small Cap Value Fund	LSVAX	LSCRX	LSSCX

PROSPECTUS

February 1, 2011

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a crime.

contents
fund summary	1
Loomis Sayles Small Cap Growth Fund	1
Loomis Sayles Small Cap Value Fund	6
more information about investment strategies	11
more about risk	14
management	18
Investment Adviser	18
Portfolio Managers	18
Distribution Plans and Administrative Services and Other Fees	18
general information	20
How Fund Shares Are Priced	20
Accessing Your Account Information	21
How To Purchase Shares	21
How To Redeem Shares	24
How To Exchange Shares	25
Conversion Rights	26
Dividends and Distributions	26
Restrictions On Buying and Selling Shares	26
Tax Consequences	27
financial highlights	29
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Loomis Sayles Small Cap Growth Fund

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Acquired fund fees and expenses	0.03%	0.03%
Other expenses	0.31%	0.39%
Total annual fund operating expenses	1.09%	1.42%
Fee waiver and/or expense reimbursement[1]	0.06%	0.14%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.03%	1.28%
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Institutional Class	$105	$341	$595	$1,323
Retail Class	$130	$436	$763	$1,690
[1]	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

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Investments, Risks and Performance

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles typically seeks to identify companies that it believes have distinctive products, technologies, or services; dynamic earnings growth; prospects for high levels of profitability; and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.
The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may also invest in Rule 144A securities.
The Fund may engage in foreign currency transactions, options (for hedging and investment purposes) and futures transactions.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts and options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest-rate risk and market risk.
Emerging Markets Risk is the risk that the Fund’s investments may face greater foreign securities risk. Investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. If Loomis Sayles’ assessment of the prospects for a company’s growth is wrong, or if Loomis Sayles’ judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that Loomis Sayles has placed on it.

Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic or currency changes or other issues relating to foreign investing generally.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any

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loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

Small-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

The Fund’s best quarter was 25.29%, (second quarter of 2003), and the Fund’s worst quarter was -40.31%, (third quarter of 2001).

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Average Annual Total Returns for the periods ended December 31, 2010

The following table shows how the average annual total returns of the Fund compare to those of the Russell 2000 Growth Index (an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values) and the Russell 2000 Index. Prior to August 20, 2010, the Fund’s primary benchmark was the Russell 2000 Index, an unmanaged index that consists of the 2,000 smallest companies in the Russell 3000 Index. The Fund changed its primary benchmark because Loomis Sayles considers the Russell 2000 Growth Index more representative of the securities in which the Fund invests.
	One Year	Five Years	Ten Years	Life-of-Fund (12/31/96)
Institutional Class
Return Before Taxes	31.40%	8.19%	-1.78%	4.54%
Return After Taxes on Distributions	31.40%	8.19%	-1.83%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	20.41%	7.11%	-1.52%	3.85%
Retail Class – Return Before Taxes	31.15%	7.92%	-2.02%	4.28%
Russell 2000 Growth Index	29.09%	5.30%	3.78%	4.45%
Russell 2000 Index	26.85%	4.47%	6.33%	7.04%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. The after-tax returns exceed the return before taxes due to an assumed tax benefit from losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Mark F. Burns, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since January 2005.

John J. Slavik, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since April 2005.

Purchase and Sale of Fund Shares

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
The Fund’s shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Loomis Sayles Small Cap Value Fund

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The Fund does not impose a sales charge, a redemption fee or an exchange fee.
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Retail Class	Admin Class
Management fees	0.75%	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.25%
Acquired fund fees and expenses	0.06%	0.06%	0.06%
Other expenses	0.19%	0.24%	0.56%[1]
Total annual fund operating expenses	1.00%	1.30%	1.62%
Fee waiver and/or expense reimbursement[2]	0.04%	0.09%	0.16%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96%	1.21%	1.46%
Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Institutional Class	$98	$313	$547	$1,218
Retail Class	$123	$402	$703	$1,556
Admin Class	$148	$495	$865	$1,905
[1]	Other Expenses include an administrative services fee of 0.25% for Admin Class shares.
[2]	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90%, 1.15% and 1.40% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.90%, 1.15% and 1.40% of the Fund’s average daily net assets for Institutional Class shares, Retail Class shares and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

6

Investments, Risks and Performance

Principal Investment Strategies

The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. Currently, the Fund defines a small-cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment. The Fund may invest the rest of its assets in companies of any size, including large-capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify securities of smaller companies that it believes are undervalued by the market. Loomis Sayles will consider, among other things, price-to-earnings, price-to-book and price-to-cash flow ratios. The Fund’s investments may include companies that have suffered significant business problems but are believed by Loomis Sayles to have favorable prospects for recovery and companies that are not yet well-known to the investment community but are considered to have favorable fundamental prospects and attractive valuation. The portfolio managers meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. In addition to considering the research analysts’ sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found.
The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may also invest in real estate investment trusts (“REITs”), Rule 144A securities and, to the extent permitted by the Investment Company Act of 1940, as amended, and the rules thereunder (the “1940 Act”), investment companies. The Fund may engage in foreign currency transactions, options (for hedging and investment purposes) and futures transactions.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Credit Risk is the risk that companies in which the Fund invests, or with which it does business, will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund.

Currency Risk is the risk that the value of the Fund’s investments will fall as a result of changes in exchange rates. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk is the risk that the value of the Fund’s derivative investments such as forward currency contracts and options and futures transactions will fall, for example, because of changes in the value of the underlying reference instruments, pricing difficulties or lack of correlation with the underlying investments. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. This risk is greater for forward currency contracts and other over-the-counter traded derivatives. Investing in derivatives gives rise to other risks, such as leverage risk, liquidity risk, credit risk, counterparty risk, interest-rate risk and market risk.
Emerging Markets Risk is the risk that the Fund’s investments may face greater foreign securities risk. Investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Equity Securities Risk is the risk that the value of a stock may decline for a number of reasons which relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, or the equity markets generally. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks present the risk that their lower valuations fairly reflect their business prospects or that other investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period.

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Foreign Securities Risk is the risk that the value of the Fund’s foreign investments will fall as a result of foreign political, social, economic or currency changes or other issues relating to foreign investing generally.

Issuer Risk is the risk that the value of securities may decline due to a number of reasons relating to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk is the risk associated with securities or practices (e.g., borrowing and the use of certain derivatives) and investment in certain types of derivatives that multiply small index or market movements into larger changes in value. Use of derivative instruments may involve leverage. When a derivative is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Futures and forward currency contracts are derivatives and may be subject to this type of risk.

Liquidity Risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk is the risk that Loomis Sayles’ investment techniques will be unsuccessful and cause the Fund to incur losses.

Market Risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

REITs Risk is the risk that the value of the Fund’s investments in REITs will fall as a result of changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Small-Capitalization Companies Risk is the risk that the Fund’s investments may be subject to more abrupt price movements, limited markets, increased volatility and less liquidity than investments in larger, more established companies, which could adversely affect the value of the portfolio.

8

Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, ten-year and life-of-fund periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at www.loomissayles.com and/or by calling the Fund toll-free at 800-633-3330.

Total Returns for Institutional Class Shares

The Fund’s best quarter was 19.42%, (third quarter of 2009), and the Fund’s worst quarter was -23.69%, (fourth quarter of 2008).

Average Annual Total Returns for the periods ended December 31, 2010
	One Year	Five Years	Ten Years	Life-of-Fund (5/13/91)
Institutional Class
Return Before Taxes	25.07%	6.10%	8.75%	12.65%
Return After Taxes on Distributions	24.95%	5.24%	7.52%	10.50%
Return After Taxes on Distributions and Sale of Fund Shares	16.45%	5.08%	7.23%	10.19%
Retail Class – Return Before Taxes	24.76%	5.83%	8.48%	12.44%
Admin Class – Return Before Taxes	24.45%	5.56%	8.20%	12.10%
Russell 2000 Value Index	24.50%	3.52%	8.42%	11.68%
Russell 2000 Index	26.85%	4.47%	6.33%	9.58%

Total returns shown for the Fund reflect the results of the Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds II (the “Predecessor Fund”) whose assets and liabilities were reorganized into the Fund, a series of Loomis Sayles Funds I, on September 12, 2003. For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998) of the Predecessor Fund, the performance shown for those Classes is based on the returns of the Predecessor Fund’s Institutional Class shares, adjusted to reflect the net expenses paid by Retail Class and Admin Class shares of the Predecessor Fund.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary.

Management
Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Joseph R. Gatz, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since January 2000.

Daniel G. Thelen, CFA, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since April 2000.

9

Purchase and Sale of Fund Shares

The following chart shows the investment minimum for each class of shares of the Fund:

	Minimum Initial Investment	Minimum Subsequent Investment
Institutional Class	$100,000	$50
Retail Class	$2,500	$50
Admin Class	No Minimum	No Minimum
Admin Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not available for purchase by individual investors.

The Loomis Sayles Small Cap Value Fund is closed to new investors; however, in its sole discretion, Loomis Sayles may permit an investor in another Loomis Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund. For more information see the section “How to Purchase Shares” in the Statutory Prospectus.

The Fund’s shares are available for purchase (and are redeemable on any business day) through your financial adviser, through your broker-dealer, directly from the Fund by writing to the Fund at Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 64121-9594, by exchange, by wire, by internet at www.loomissayles.com, by telephone at 800-633-3330, through the Automated Clearing House system, or, in the case of redemptions, by the Systematic Withdrawal Plan.
Tax Information
Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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more information about investment strategies

Loomis Sayles Small Cap Growth Fund

Investment Objective The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Frequent Trading The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, as well as increased trading costs, which may lower the Fund’s return.

Loomis Sayles Small Cap Value Fund

Investment Objective The Fund’s investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of “small-cap companies,” including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in an entity. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles generally seeks to achieve investment performance by selecting individual stocks it believes are attractive, rather than rotating the Fund’s holdings among various sectors of the economy.

Temporary Defensive Measures

Each Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high-quality debt securities as Loomis Sayles deems appropriate. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

Derivatives Transactions

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions, forward transactions and foreign currency transactions. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by a gain on the hedged instrument, and vice versa. The Funds may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions.

Securities Lending

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section “Investment Strategies” in the Statement of Additional Information (“SAI”) for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral.

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These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Funds’ securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.
Transactions With Other Investment Companies
Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)(an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), theFunds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act.
Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. (“Westpeak”). Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Fund’s Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Fund’s Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds may also make investments in related investment companies to the extent permitted by SEC regulations.

Percentage Investment Limitations

Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

A “snapshot” of each Fund’s investments may be found in each Fund’s annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days for Loomis Sayles Small Cap Growth Fund and 60 days for Loomis Sayles Small Cap Value Fund, respectively, is available on the Funds’ website at www.loomissayles.com (click on “Investor Type,” “Mutual Funds” and then “Holdings”). These holdings will remain accessible on the website until each Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month-end is generally available within 7 business days

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after the month-end on the Funds’ website at www.loomissayles.com (click on “Investor Type,” “Mutual Funds,” and then “Holdings”). Please see the back cover of this Prospectus for more information on obtaining a copy of a Fund’s current annual or semiannual report.

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more about risk

This section provides more information on certain principal risks that may affect a Fund’s portfolio, as well as information on additional risks a Fund may be subject to because of its investments or practices. In seeking to achieve their investment goals, the Funds may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Funds and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Funds’ SAI, which is available without charge upon request (see back cover).

Credit Risk

This is the risk that the counterparty to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each Fund may be subject to credit risk to the extent that it is a party to over-the-counter transactions.

A Fund that invests in foreign securities is subject to increased credit risk, for example, because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund’s investments to decline. The Funds are subject to currency risk because they may invest in securities or other instruments denominated in, or receive revenues in, foreign currencies. Loomis Sayles may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk

To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.
Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. A Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject a Fund to the potential for unlimited loss. A Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Loomis Sayles monitors the creditworthiness of the Fund’s derivative counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used.

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Emerging Markets Risk

Economic and Political Risks. Emerging market countries often experience instability in their political and economic structures. Government actions could have a significant impact on the economic conditions in such countries, which in turn would affect the value and liquidity of the assets of a Fund invested in emerging market securities. Specific risks that could decrease a Fund’s return include seizure of a company’s assets, restrictions imposed on payments as a result of blockages on foreign currency exchanges and unanticipated social or political occurrences.

Companies trading in developing securities markets are generally smaller and have shorter operating histories than companies trading in developed markets. Foreign investors may be required to register the proceeds of sales. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States. Disruptions resulting from social and political factors may cause the securities markets to close. If extended closings were to occur, the liquidity and value of the Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
Investment Controls; Repatriation. Certain emerging market countries require government approval of investments by foreign persons, limit the amount of investments by foreign persons in a particular issuer, limit investments by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes or controls on foreign investors or currency transactions. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.
Emerging market countries may require governmental approval for the repatriation of investment income, capital or proceeds of sale of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a Fund of any restrictions on investments. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local governmental approvals or take other actions, each of which may involve additional costs to a Fund.

Equity Securities Risk

The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. In addition, the value of stock in the Fund’s portfolio may decline for a number of reasons which relate directly to the issuer. Those reasons may include, among other things, management performance, the effects of financial leverage and reduced demand for a company’s goods and services. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Rule 144A securities may be less liquid than other equity securities. Equity securities may include common stock, preferred stocks, warrants, securities convertible into common and preferred stocks and other equity-like interests in an entity.
Foreign Securities Risk

This is the risk associated with investments in issuers that are located or do business in foreign countries. A Fund’s investments in foreign securities may be less liquid and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Among other things, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s investments in a foreign country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire foreign investment. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts.

A Fund that invests in emerging markets may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

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Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the present value of future payments. Deflation risk is the risk that prices throughout the economy decline over time (the opposite of inflation). Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio.

Investments in Other Investment Companies Risk

This is the risk that the Fund will indirectly bear the management service and other fees of the other investment company in addition to its own expenses.
Leverage Risk
When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks are generally compounded. Funds face this risk if they create leverage by using investments such as reverse repurchase agreements, inverse floating-rate instruments or derivatives, or by borrowing money.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value a Fund’s investments, which could also negatively impact NAV. An unrated security may be less liquid than a comparable rated security and involves the risk that Loomis Sayles may not accurately evaluate the security’s comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

Management Risk

Management risk is the risk that Loomis Sayles’ investment techniques could fail to achieve a Fund’s objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles’ decisions will produce the desired results. For example, securities that Loomis Sayles expects may appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may decide not to use them, even under market conditions where their use could have benefited a Fund.

Market Risk

This is the risk that the value of a Fund’s investments will change as financial markets fluctuate and that prices overall may decline. The value of a company’s securities may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services. A security’s value also may fall because of factors affecting not just the issuer of a security, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company’s securities also may be affected by changes in financial market or other economic conditions, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pay dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed-income securities to actual or perceived changes in the company’s financial condition or prospects. Market risk tends to be greater when a Fund invests in fixed-income securities with longer maturities.

Market risk generally is greater for Funds that invest substantially in small- and medium-sized companies, since these companies tend to be more vulnerable to adverse developments than large companies. Initial public offering securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.
REITs Risk

REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to

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heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain their exemptions from registration under the 1940 Act.

Furthermore, the real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are particularly sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flows or underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Small-Capitalization Companies Risk

The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

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management

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles is responsible for making investment decisions for each Fund.
The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2010, as a percentage of each Fund’s average daily net assets were:
Aggregate Advisory Fee
Loomis Sayles Small Cap Growth Fund	0.75%
Loomis Sayles Small Cap Value Fund	0.75%
A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts is available in the Funds’ annual reports for the fiscal year ended September 30, 2010.

Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below. Except where noted, each portfolio manager has been employed by Loomis Sayles for at least five years.

Mark F. Burns has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since January 2005. Mr. Burns, Vice President of Loomis Sayles, began his investment career in 1993 and joined Loomis Sayles in 1999. Mr. Burns holds the designation of Chartered Financial Analyst. He received a B.A. from Colby College and a M.B.A. from Cornell University and has over 17 years of investment experience.
Joseph R. Gatz has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1999. Mr. Gatz holds the designation of Chartered Financial Analyst. He received a B.A. from Michigan State University and an M.B.A. from Indiana University and has over 25 years of investment experience.
John J. Slavik has served as portfolio manager of the Loomis Sayles Small Cap Growth Fund since April 2005. Mr. Slavik, Vice President of Loomis Sayles, began his investment career in 1991 and joined Loomis Sayles in April 2005. Mr. Slavik holds the designation of Chartered Financial Analyst. He received a B.A. from the University of Connecticut and has over 19 years of investment experience.
Daniel G. Thelen has served as portfolio manager of the Loomis Sayles Small Cap Value Fund since April 2000. Mr. Thelen, Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1996. Mr. Thelen holds the designation of Chartered Financial Analyst. He received a B.A. and an M.B.A. from Michigan State University and has over 20 years of investment experience.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Distribution Plans and Administrative Services and Other Fees

For the Retail and Admin Classes of the Funds, the Funds offering those classes have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of a Fund’s average daily net assets attributable to the shares of a particular Class. Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

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Admin Class shares of Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Natixis Distributors, L.P. (the “Distributor”), on behalf of Loomis Sayles, may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee based on the value of Fund shares held for those customers’ accounts, although this continuing fee is paid by the Distributor, on behalf of Loomis Sayles, out of Loomis Sayles’ own resources and is not assessed against the Fund.

The Distributor, Loomis Sayles and their respective affiliates may, out of their own resources, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds’ receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual fund advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

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general information

How Fund Shares Are Priced

Net asset value (“NAV”) is the price of one share of a Fund without a sales charge and is calculated each business day using this formula:

Net Asset Value	=	Total market value of securities + Cash and other assets - Liabilities
Number of outstanding shares

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Fund’s Board of Trustees as summarized below:

  A share’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. A Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, a Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated after your order is received by the transfer agent “in good order.”1
  Requests received by a Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close, the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day, are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  A Fund significantly invested in foreign securities may have NAV changes on days when you cannot buy or sell its shares.
Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Fund or send your order by mail as described in the sections “How to Purchase Shares” and “How to Redeem Shares.”
[1]	Please see the “How to Purchase Shares” section of this Prospectus which provides additional information regarding who can receive a purchase order.
Generally, Fund securities are valued as follows:

Equity securities. Last sale price on the exchange or market where primarily traded or if there is no reported sale during the day, the closing bid price.

Debt securities (other than short-term obligations). Based upon evaluated prices furnished to a Fund by an independent pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
Short-term obligations (purchased with an original or remaining maturity of 60 days or less). Amortized cost (which approximates market value).
Securities traded on foreign exchanges. Market price on the foreign exchange, unless a Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Fund’s Board of Trustees. When fair valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
Options. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Exchange-traded index options and foreign exchange-traded single equity options are valued at the average of the closing bid and asked quotations.

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Futures. Unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Funds’ Board of Trustees.
Swaps. Market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
Foreign currency forward contracts. Interpolated prices determined based on information provided by an independent pricing service.
All other securities. Fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Funds’ Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). Each Fund may also value securities at fair value or estimate its value pursuant to procedures approved by the Fund’s Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Accessing Your Account Information

Loomis Sayles Funds Website. You can access our website at www.loomissayles.com to perform transactions (purchases, redemptions or exchanges), review your account information, change your address, order duplicate statements or tax forms or obtain a prospectus, an SAI, an application or periodic reports.

Loomis Sayles Automated Voice Response System. You have access to your account 24 hours a day by calling Loomis Sayles’ automated voice response system at 800-633-3330, option 1. Using this customer service option you may review your account balance and Fund prices, order duplicate statements, order duplicate tax forms, obtain distribution and performance information and obtain wiring instructions.

How To Purchase Shares

Each Fund is generally available for purchase in the United States, Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
The Loomis Sayles Small Cap Value Fund was closed to new investors effective September 15, 2008. The Fund remains open to existing shareholders, including currently funded defined contribution, defined benefit and all other employee benefit plans and their participants. The Fund may not be added to any employee benefit platforms. Qualified plans that held shares in the Fund prior to September 30, 2008 may continue to invest in the Fund. In its sole discretion, Loomis Sayles may permit an investor in another Loomis Sayles managed fund or product that follows the same investment strategy as the Fund to transfer assets from that fund or product into the Fund.
Independent investment advisers, as well as registered representatives using broker/dealers for existing accounts in the Loomis Sayles Small Cap Value Fund, are allowed to add assets for their existing client accounts. Clients of independent investment advisers and registered representatives who did not have an existing account in the Fund prior to September 15, 2008 are not permitted to open new accounts.
The ability of the transfer agent to monitor new accounts in the Loomis Sayles Small Cap Value Fund that are opened through omnibus or other nominee accounts is limited. In general, the Fund looks to the financial intermediaries to prevent new accounts from being opened within omnibus accounts. There are no assurances that the financial intermediaries will properly monitor all new accounts.

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You can buy shares of each Fund in several ways:

Through a financial adviser. Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for these services. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.

Through a broker-dealer. You may purchase shares of the Funds through a broker-dealer that has been approved by the Distributor which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transactions. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV.

Directly from the Fund. Loomis Sayles Funds’ transfer agent must receive your purchase request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV.
You can purchase shares directly from each Fund in several ways:

By mail. You can buy shares of each Fund by submitting a completed application form, which is available online at www.loomissayles.com or by calling Loomis Sayles Funds at 800-633-3330, along with a check payable to Loomis Sayles Funds for the amount of your purchase to:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above addresses. Please include either the investment slip from your account statement or a letter specifying the Fund name, your account number and your name, address and telephone number.

By wire. You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

State Street Bank and Trust Company
ABA No. 011000028
DDA 9904-622-9
(Your account number)
(Your name)
(Name of Fund)

By telephone. You can make subsequent investments by calling Loomis Sayles Funds at 800-633-3330.

By exchange. You may purchase shares of a Fund by exchange of shares of the same class of another Fund by sending a signed letter of instruction to Loomis Sayles Funds, by calling Loomis Sayles Funds at 800-633-3330 or by accessing your account online at www.loomissayles.com.

By internet. If you have established a Personal Identification Number (“PIN”) and you have established the electronic transfer privilege, you can make subsequent investments through your online account at www.loomissayles.com. If you have not established a PIN but you have established the electronic transfer privilege, go to www.loomissayles.com, click on “Client Login,” under Mutual Funds Login, click on “Login to Mutual Funds,” click on “Establish User ID,” and follow the instructions.

Through systematic investing. You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. If you did not establish the electronic transfer privilege on your application, you may add the privilege by obtaining an Account Options Form through your financial adviser, by calling Loomis Sayles Funds at 800-633-3330 or by visiting www.loomissayles.com.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund’s NAV on that day.

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Subject to the approval of a Fund, an investor may purchase Institutional Class shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if Loomis Sayles deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such a transaction will be valued in accordance with procedures adopted by the Fund. The Funds reserve the right to amend or terminate this practice at any time.

All purchases made by check should be in U.S. dollars and made payable to Loomis Sayles Funds. Third party checks, starter checks and credit card convenience checks will not be accepted. Upon redemption of an investment by check or by periodic account investment, redemption proceeds may be withheld until the check has cleared or the shares have been in your account for 15 days.
A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the sections “How to Purchase Shares” and “Restrictions on Buying, Selling and Exchanging Shares.”
Each Fund is required by federal regulations to obtain personal information from you and to use that information to verify your identity. A Fund may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity is not verified.

The following table shows the investment minimum for each class of shares of each Fund.

Minimum Initial Investment
Loomis Sayles Small Cap Growth Fund	Institutional - $100,000 Retail - $2,500
Loomis Sayles Small Cap Value Fund	Institutional - $100,000 Retail - $2,500 Admin - No Minimum

Loomis Sayles or the Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans.

Each Fund’s shares (except Admin Class shares) may be purchased by all types of tax-deferred retirement plans provided the plan meets the minimum requirements for the relevant fund. If you wish to open an individual retirement account with a Fund, you may obtain retirement plan forms available online at www.loomissayles.com, or by calling Loomis Sayles at 800-633-3330. Admin Class shares are intended primarily for qualified retirement plans held in an omnibus fashion and are not available for purchase by individual investors.

Each subsequent investment (except Admin Class shares) must be at least $50. Loomis Sayles reserves the right to waive these minimums at its sole discretion, including for certain retirement plans whose accounts are held on the books of the Funds’ transfer agent in an omnibus fashion. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles, and their respective family members, may purchase shares of the funds offered through this Prospectus below the stated minimums. In addition, at the discretion of Natixis Advisors, clients of Natixis Advisors may also purchase shares of the Funds below the stated minimums.

In our continuing effort to reduce your Fund’s expenses and amount of mail that you receive from Loomis Sayles, we will mail only a single copy of prospectuses, proxy statements and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles, P.O. Box 219594, Kansas City, MO 64121-9594 and we will resume separate mailings within 30 days.

Small Account Policy. In order to address the relatively higher costs of servicing smaller fund positions, each Fund may assess, on an annual basis, a minimum balance fee of $20 on accounts that fall below $500. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The minimum balance fee does not apply to directly registered accounts that (i) make monthly purchases through systematic investing or (ii) are retirement accounts.

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Accounts held through intermediaries, regardless of account type, will be included in the fee debit. If your Fund account falls below $50, regardless of account type, the Fund may redeem your remaining shares and send the proceeds to you. Accounts associated with defined contribution plans (other than those with a balance of $1.00 or less) are excepted from the minimum balance fee and liquidation.
How To Redeem Shares

You can redeem shares of each Fund directly from the Fund on any day on which the NYSE is open for business. Shares purchased by check are redeemable, although each Fund may withhold payment until the purchase check has cleared. Redemption proceeds from shares purchased through check, telephone Automated Clearing House (“ACH”) or online ACH, may not be available immediately upon redemption and may be delayed until the shares have been in your account for 15 days.
Because large redemptions are likely to require liquidation by a Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, each Fund reserves the right to redeem shares in-kind. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.

Redemptions through your financial adviser. Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

Redemptions through your broker-dealer. You may redeem shares of the Funds through a broker-dealer that has been approved by the Distributor, which can be contacted at 399 Boylston Street, Boston, MA 02116. Your broker-dealer may charge you a fee for effecting such transaction. Your broker-dealer must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day’s NAV. Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order.

Redemptions directly to the Funds. Loomis Sayles Funds’ transfer agent must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day’s NAV. Your redemptions generally will be sent to you via first class mail within three business days after your request is received in good order, although it may take longer.

You may make redemptions directly from each Fund in several ways:

By mail. Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed to the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

By exchange. You may sell some or all of your shares of a Fund and use the proceeds to buy shares of the same class of another Loomis Sayles Fund by sending a letter of instruction to Loomis Sayles Funds, calling Loomis Sayles Funds at 800-633-3330 or exchanging online at www.loomissayles.com.

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By internet. If you have established a PIN and the electronic transfer privilege, you can redeem shares through your online account at www.loomissayles.com. If you have not established a PIN, but you have established the electronic transfer privilege, go to www.loomissayles.com, click on “Client Login,” under Mutual Funds Login, click on “Login to Mutual Funds,” click on “Establish User ID,” and follow the instructions.
By telephone. You may redeem shares by calling Loomis Sayles Funds at 800-633-3330. Proceeds from telephone redemption requests (less any applicable fees) can be wired to your bank account, sent electronically by ACH to your bank account or sent by check in the name of the registered owner(s) to the record address. A wire fee will be deducted from your proceeds. Your bank may charge you a fee to receive the wire.

Please call Loomis Sayles Funds at 800-633-3330 for an IRA Distribution Form, or download the form online at www.loomissayles.com.

The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

The maximum value of shares that you may redeem by telephone or internet is $100,000. For your protection, telephone or internet redemption requests will not be permitted if Loomis Sayles Funds has been notified of an address change or bank account information change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

Systematic Withdrawal Plan. If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-633-3330 for more information or to set up a systematic withdrawal plan or visit www.loomissayles.com to obtain an Account Options Form.

By wire. Before Loomis Sayles Funds can wire redemption proceeds (less any applicable fees) to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee will be deducted from the proceeds of each wire.

By ACH. For ACH redemptions, proceeds will generally arrive at your bank within three business days.

STAMP2000 Medallion Signature Guarantee. You must have your signature guaranteed by a bank, broker-dealer or other financial institution that can issue a STAMP2000 Medallion Signature Guarantee for the following types of redemptions:

  If you are redeeming shares worth more than $100,000.
  If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the address of record.
  If the account registration or bank account information has changed within the past 30 days.
  If you are instructing us to send the proceeds by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.

The Funds will only accept STAMP2000 Medallion Signature Guarantees bearing the STAMP2000 Medallion imprint. Please note that a notary public cannot provide a STAMP2000 Medallion Signature Guarantee. This signature guarantee requirement may be waived by Loomis Sayles Funds in certain cases.

How To Exchange Shares

You may exchange Retail Class shares of your Fund offered through this prospectus, subject to investment minimums, for Retail Class shares of any Loomis Sayles Fund that offers Retail Class shares, if any. You may exchange Admin Class shares of your Fund offered through this Prospectus, subject to investment minimums, for Admin Class shares of any Loomis Sayles Fund or Natixis Fund that offers Admin Class shares. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any Loomis Sayles Fund that offers Institutional Class shares, for Class Y shares of any Natixis Fund that offers Class Y shares. All exchanges are subject to any restrictions described in the applicable Funds’ prospectuses.
You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details.

The value of Fund shares that you wish to exchange must meet the investment minimum requirements of the new fund.

You may make an exchange by sending a signed letter of instruction or by telephone or through your online account at www.loomissayles.com.

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Please remember that an exchange may be a taxable event for U.S. federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

Conversion Rights

In certain limited circumstances described below, you may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund or convert Institutional Class shares of your Fund to Retail Class shares of the same Fund. The value of shares that you wish to convert must meet at least the investment minimum requirements of the new class. The conversion from one class of shares to another will be based on the respective NAVs of the separate classes on the trade date for the conversion. You will not be charged any fees as a result of the exchange. A conversion between share classes of the same fund is a nontaxable event to the shareholder.
You may convert Retail Class shares of your Fund to Institutional Class shares of the same Fund if you have accumulated shares with a NAV greater than or equal to the minimum investment amount for Institutional Class shares of that same Fund. You may convert from Institutional Class shares to Retail Class shares only if the investment option or program through which you invest no longer permits the use of Institutional Class shares in that option or program or if you otherwise are no longer able to participate in Institutional Class shares. A conversion into a class of shares is subject to the purchase restrictions of such class as described in the Fund’s Statutory Prospectus (see the section “How to Purchase Shares”).

In order to convert shares, you must complete the Cross Share Exchange Form and return it to Loomis Sayles Funds at the following address:

Regular Mail	Overnight Mail
Loomis Sayles Funds P.O. Box 219594 Kansas City, MO 64121-9594	Loomis Sayles Funds 330 West 9th Street Kansas City, MO 64105-1514

You can obtain the form by calling 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com. All requests for conversions (including requests for accounts traded through the National Securities Clearing Corporation) must be provided on the Cross Share Exchange Form.

Dividends and Distributions

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each Fund generally declares and pays such dividends annually. Each Fund expects to distribute substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Any capital gain distributions normally are made annually, but may be made more frequently as deemed advisable by the Funds and as permitted by applicable law. The trustees may change the frequency with which each Fund declares or pays dividends.

You may choose to:

  reinvest all distributions in additional shares; or
  have checks sent to the address of record for the amount of distribution or have the distribution transferred through ACH to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

Restrictions On Buying and Selling Shares

Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of a Fund’s portfolio and increasing brokerage and administrative costs. A Fund investing in securities that require special valuation processes (such as foreign securities, high-yield securities or small-cap securities) may also have increased exposure to these risks. Each Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. The Funds’ Board of Trustees has adopted the following policies to address and discourage such trading.

The Funds reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem their shares by submitting a redemption request as described above in the section “How to Redeem Shares.”

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Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into the Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with each Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”

Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. A Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, in its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares.

This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. A Fund and the Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and the Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity.

Accounts Held by Financial Intermediaries. The ability of each Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of each Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Tax Consequences

Except where noted, the following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any non-U.S., state, or local tax consequences.
Each Fund intends to meet all requirements under Subchapter M of the Code necessary to qualify each year for treatment as a “regulated investment company,” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

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Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.
For taxable years through December 31, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, REITs and derivatives is generally not eligible for treatment as qualified dividend income.
For taxable years through December 31, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend these long-term capital gains rates and the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013.
Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan.
Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized upon a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.
Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities or foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
A Fund’s investments in certain debt obligations, derivatives and REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it may not be advantageous to do so, in order to satisfy its distribution requirements.
Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) if the shareholder does not furnish to the Funds certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012.

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Please see the SAI for additional information on the U.S. federal income tax consequences of investing in the Funds.

You should consult your tax adviser for more information on your own situation, including possible U.S. federal, state, local, foreign or other applicable taxes.
financial highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report to shareholders. The annual report is incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

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financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income(b)	Distributions from net realized capital gains	Total distributions	Redemption fees(b)(c)	Net asset value, end of the period	Total return(%)(d)	Net assets, end of the period (000’s)	Net expenses(%)(e)(f)	Gross expenses(%)(e)	Net investment income (loss)(%)(e)	Portfolio turnover rate(%)
Small Cap Growth Fund
Institutional Class
9/30/2010	$11.58	$(0.11)(k)	$2.56	$2.45	$—	$—	$—	$—	$14.03	21.16	$52,501	1.00	1.06	(0.85)(k)	69
9/30/2009	13.07	(0.07)	(1.42)	(1.49)	—	—	—	—	11.58	(11.40)	45,557	1.00	1.01	(0.68)	107
9/30/2008	15.87	(0.07)	(2.73)	(2.80)	—	—	—	0.00	13.07	(17.64)	44,540	1.00	1.01	(0.47)	92
9/30/2007	12.00	(0.06)(g)	3.93	3.87	—	—	—	0.00	15.87	32.25	28,088	1.00	1.23	(0.47)	83
9/30/2006	11.08	(0.08)	0.99	0.91	—	—	—	0.01	12.00	8.30	20,414	1.00	1.38	(0.69)	100
Retail Class
9/30/2010	11.21	(0.13)(k)	2.47	2.34	—	—	—	—	13.55	20.87	75,344	1.25	1.39	(1.10)(k)	69
9/30/2009	12.69	(0.09)	(1.39)	(1.48)	—	—	—	—	11.21	(11.66)	75,478	1.25	1.43	(0.93)	107
9/30/2008	15.45	(0.10)	(2.66)	(2.76)	—	—	—	0.00	12.69	(17.86)	79,897	1.25	1.42	(0.70)	92
9/30/2007	11.71	(0.09)(g)	3.83	3.74	—	—	—	0.00	15.45	31.94	20,924	1.25	1.50	(0.66)	83
9/30/2006	10.84	(0.11)	0.97	0.86	—	—	—	0.01	11.71	8.03	2,981	1.25	1.92	(0.94)	100
Small Cap Value Fund
Institutional Class
9/30/2010	$20.66	$0.11	$2.23	$2.34	$(0.07)	$—	$(0.07)	$—	$22.93	11.39	$454,853	0.90	0.94	0.50	52
9/30/2009	22.01	0.09	(1.32)	(1.23)	(0.11)	(0.01)	(0.12)	0.00	20.66	(5.42)	506,324	0.90	0.94	0.52	55
9/30/2008	28.77	0.11(h)	(4.03)	(3.92)	(0.06)	(2.78)	(2.84)	0.00	22.01	(15.02)	553,268	0.89	0.89	0.47	61
9/30/2007	27.69	0.12(g)(i)	4.29	4.41	(0.17)	(3.16)	(3.33)	0.00	28.77	17.02	534,776	0.89	0.89	0.43	57
9/30/2006	27.43	0.13	2.70	2.83	(0.15)	(2.42)	(2.57)	0.00	27.69	11.17	442,714	0.89(j)	0.89(j)	0.47	62
Retail Class
9/30/2010	20.47	0.06	2.21	2.27	(0.03)	—	(0.03)	—	22.71	11.10	383,934	1.15	1.24	0.26	52
9/30/2009	21.79	0.04	(1.30)	(1.26)	(0.05)	(0.01)	(0.06)	$0.00	20.47	(5.66)	387,383	1.15	1.31	0.26	55
9/30/2008	28.52	0.05(h)	(4.00)	(3.95)	—	(2.78)	(2.78)	0.00	21.79	(15.21)	464,525	1.15	1.27	0.21	61
9/30/2007	27.46	0.04(g)(i)	4.28	4.32	(0.10)	(3.16)	(3.26)	0.00	28.52	16.74	465,055	1.15	1.24	0.15	57
9/30/2006	27.23	0.06	2.67	2.73	(0.08)	(2.42)	(2.50)	0.00	27.46	10.87	291,690	1.15	1.20	0.21	62
Admin Class
9/30/2010	20.11	0.00	2.19	2.19	—	—	—	—	22.30	10.89	73,443	1.40	1.56	0.02	52
9/30/2009	21.40	0.00	(1.28)	(1.28)	(0.00)	(0.01)	(0.01)	0.00	20.11	(5.93)	74,195	1.40	1.77	0.02	55
9/30/2008	28.13	(0.01)(h)	(3.94)	(3.95)	—	(2.78)	(2.78)	0.00	21.40	(15.44)	77,855	1.40	1.68	(0.04)	61
9/30/2007	27.14	(0.03)(g)(i)	4.22	4.19	(0.04)	(3.16)	(3.20)	0.00	28.13	16.41	76,783	1.40	1.56	(0.10)	57
9/30/2006	26.94	(0.01)	2.65	2.64	(0.02)	(2.42)	(2.44)	0.00	27.14	10.59	64,367	1.40	1.46	(0.04)	62
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Effective June 1, 2009, redemption fees were eliminated.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.
(h)	Includes a non-recurring dividend of $0.02 per share.
(i)	Includes a non-recurring dividend of $0.05 per share.

30

(j)	Includes fee/expense recovery of 0.02%.
(k)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.12) and $(0.14) for Institutional Class and Retail Class, respectively, and the ratio of net investment loss to average net assets would have been (0.92)% and (1.17)% for Institutional Class and Retail Class, respectively.

31

32

32

32

If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports

Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Funds’ annual or semiannual reports or their SAIs, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Funds’ annual and semiannual reports and SAI are available on the Funds’ website at www.loomissayles.com.

Information about the Funds, including their reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAIs are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Natixis Distributors, L.P. (“Natixis Distributors”), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its website at www.FINRA.org.

Natixis Distributors distributes the Natixis Funds, Loomis Sayles Funds and Hansberger International Series. If you have a complaint concerning Natixis Distributors or any of its registered representatives or associated persons, please direct it to Natixis Distributors, L.P. Attn: Director of Compliance, 399 Boylston Street - 12th Floor, Boston, MA 02116 or call us at 617-449-2828.

P.O. Box 219594
Kansas City, MO 64121-9594
800-633-3330
www.loomissayles.com

Loomis Sayles Funds I
File No. 811-08282
Loomis Sayles Funds II
File No. 811-06241

M-LSEF51-0211

Prospectus February 1, 2011
	Class A	Class B	Class C
Loomis Sayles Disciplined Equity Fund	LSRRX	LSCBX	LSCCX
Loomis Sayles Global Markets Fund	LGMAX		LGMCX
Loomis Sayles Growth Fund	LGRRX	LGRBX	LGRCX
Loomis Sayles Mid Cap Growth Fund	LAGRX		LSACX
Loomis Sayles Value Fund	LSVRX	LSVBX	LSCVX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Loomis Sayles Disciplined Equity Fund	1
Loomis Sayles Global Markets Fund	6
Loomis Sayles Growth Fund	11
Loomis Sayles Mid Cap Growth Fund	16
Loomis Sayles Value Fund	21
Investment Goals, Strategies and Risks	26
More Information About the Funds	26
Loomis Sayles Disciplined Equity Fund	26
Loomis Sayles Global Markets Fund	28
Loomis Sayles Growth Fund	31
Loomis Sayles Mid Cap Growth Fund	33
Loomis Sayles Value Fund	35
Management Team	37
Meet the Funds’ Investment Adviser	37
Meet the Funds’ Portfolio Managers	38
Fund Services	39
Investing in the Funds	39
How Sales Charges Are Calculated	40
Compensation to Securities Dealers	43
It’s Easy to Open an Account	43
Minimum Balance Policy	44
Buying Shares	45
Selling Shares	46
Selling Shares in Writing	47
Exchanging Shares	47
Restrictions on Buying, Selling and Exchanging Shares	47
How Fund Shares Are Priced	49
Dividends and Distributions	50
Tax Consequences	50
Additional Investor Services	51
Financial Performance	52
Glossary of Terms	59
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Loomis Sayles Disciplined Equity Fund
Investment Goal The Fund seeks to provide long-term growth of capital. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 40 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.70%	0.70%	0.70%
Total annual fund operating expenses	1.45%	2.20%	2.20%
Fee waiver and/or expense reimbursement[1]	0.20%	0.20%	0.20%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%	2.00%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$695	$703	$203	$303	$203
3 years	$989	$969	$669	$669	$669
5 years	$1,304	$1,361	$1,161	$1,161	$1,161
10 years	$2,194	$2,328	$2,328	$2,518	$2,518
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25%, 2.00% and 2.00% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25%, 2.00% and 2.00% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

1

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 245% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (such as common and preferred stock) and investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. The Fund generally focuses on securities of large capitalization companies, but may invest in companies of any size. Under normal market conditions, the Fund expects to hold approximately 35-45 individual equity investments, although it may hold less or more from time to time. The Adviser’s industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor’s 500 Index (the “S&P 500 Index”), use a research-driven, company-by-company approach to recommend to the Fund’s portfolio managers which securities to buy and sell. In addition to the research analysts’ sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. The Fund’s sector weightings may differ from those of the S&P 500 Index. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found. The Fund may also invest any portion of its assets in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging market securities, invest in Rule 144A securities, other investment companies, including exchange-traded funds (“ETFs”), and derivatives, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may engage in active and frequent trading of securities, engage in foreign currency transactions and options and futures transactions for hedging and investment purposes. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risk than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts and options and futures transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock

2

Fund Summary

prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of the other investment companies in which it invests in addition to its own expenses. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

3

Fund Summary

Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2009, 15.78%
Lowest Quarterly Return: Fourth Quarter 2008, -18.64%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Disciplined Equity Fund Class A – Return Before Taxes	4.40%	0.45%	0.80%
Return After Taxes on Distributions	4.38%	-0.50%	0.22%
Return After Taxes on Distributions & Sales of Fund Shares	2.89%	0.19%	0.57%
Class B – Returns Before Taxes	4.99%	0.55%	0.59%
Class C – Returns Before Taxes	8.92%	0.86%	0.55%
S&P 500 Index	15.06%	2.29%	1.41%
The returns shown in the chart and table for Class A shares prior to September 15, 2003 are those of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales loads of Class A shares. Prior to the inception of Retail Class shares (November 30, 2001) performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and Class C shares (September 12, 2003), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and Class C shares. The Fund (formerly, Loomis Sayles Research Fund) changed its name and revised its investment strategies on October 1, 2009. The Fund’s performance may have been different had the current investment strategies been in place for all the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMaureen G. Depp, CFA, Vice President and co-director of Equity Research of the Adviser, has served as co-portfolio manager of the Fund since 2005.Brian S. James, CFA, Vice President and co-director of Equity Research of the Adviser, has served as co-portfolio manager of the Fund since 2005.

4

Fund Summary

Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary

Loomis Sayles Global Markets Fund
Investment Goal The Fund’s investment goal is high total investment return through a combination of capital appreciation and current income. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 40 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses	0.29%	0.29%
Total annual fund operating expenses	1.29%	2.04%
Fee waiver and/or expense reimbursement[1]	0.04%	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$695	$303	$203
3 years	$957	$636	$636
5 years	$1,238	$1,095	$1,095
10 years	$2,039	$2,366	$2,366
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25% and 2.00% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25% and 2.00% of the Fund’s average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

6

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser’s Global Asset Allocation Group allocates the Fund’s assets among domestic equities, international equities, domestic fixed-income securities and international fixed-income securities. In deciding how to allocate the Fund’s assets among these sectors, the Adviser’s Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations and currency considerations. In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to their current value. The Adviser also looks for companies that appear to be undervalued relative to the intrinsic value of the companies’ assets or cash flows. In deciding which domestic and international fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Fund may also invest in foreign currencies, collateralized mortgage obligations, zero-coupon securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities and mortgage-related securities. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions for hedging and investment purposes and futures transactions, foreign currency transactions, swap transactions (including credit default swaps) and other derivative transactions.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between the different currencies may negatively affect an investment. The Fund may hedge its exposure to foreign currencies and may invest in foreign currencies as an asset class. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, options and futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.

7

Fund Summary

Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related securities are subject to the risks of the mortgages underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are heavily leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

8

Fund Summary

Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 19.82%
Lowest Quarterly Return: Third Quarter 2008, -19.71%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Global Markets Fund Class A – Return Before Taxes	14.47%	6.65%	7.92%
Return After Taxes on Distributions	13.90%	5.78%	6.72%
Return After Taxes on Distributions and Sales of Fund Shares	9.49%	5.27%	6.18%
Class C – Returns Before Taxes	19.48%	7.11%	7.75%
MSCI World Index	12.34%	2.99%	2.82%
Citigroup World Government Bond Index	5.17%	7.09%	7.00%
The returns shown in the chart and table prior to the inception of Class A and Class C shares (February 1, 2006) are those of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class A and Class C shares, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.

9

Fund Summary

Portfolio Managers Daniel J. Fuss, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the domestic fixed-income securities sector of the Fund since 1996. Warren Koontz, CFA, Vice President of the Adviser, has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004. David Rolley, Vice President of the Adviser, has served as portfolio manager of the international fixed-income securities sector of the Fund since 2000. Mark B. Baribeau, CFA, Vice President of the Adviser, has served as co-portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Fund Summary

Loomis Sayles Growth Fund
Investment GoalThe Fund’s investment goal is long-term growth of capital.Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 40 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.45%	0.45%	0.45%
Total annual fund operating expenses	1.20%	1.95%	1.95%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.20%	1.95%	1.95%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$690	$698	$198	$298	$198
3 years	$934	$912	$612	$612	$612
5 years	$1,197	$1,252	$1,252	$1,052	$1,052
10 years	$1,946	$2,080	$2,080	$2,275	$2,275
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25%, 2.00% and 2.00% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25%, 2.00% and 2.00% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

11

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size. The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The Fund’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The Fund will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which the portfolio manager deems appropriate. The Fund may also invest any portion of its assets in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging markets, engage in foreign currency transactions, invest in options for hedging and investment purposes and Rule 144A securities. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts and options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities.

12

Fund Summary

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Fourth Quarter 2001, 17.72%
Lowest Quarterly Return: Fourth Quarter 2008, -26.00%

13

Fund Summary

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Growth Fund Class A – Return Before Taxes	8.67%	-3.33%	-1.91%
Return After Taxes on Distributions	8.67%	-3.33%	-3.14%
Return After Taxes on Distributions & Sales of Fund Shares	5.64%	-2.80%	-2.30%
Class B – Returns Before Taxes	9.59%	-3.30%	-2.07%
Class C – Returns Before Taxes	13.35%	-2.91%	-2.07%
Russell 1000 Growth Index	16.71%	3.75%	0.02%
The returns shown in the chart and table for Class A shares prior to September 15, 2003 are those of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales loads of Class A shares. Prior to the inception of Class B and Class C shares (September 12, 2003), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B shares and Class C shares, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.ManagementInvestment AdviserLoomis, Sayles & Company, L.P. Portfolio Manager Aziz V. Hamzaogullari, CFA, Vice President of the Adviser, has served as portfolio manager of the Fund since May 2010. Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

14

Fund Summary

Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Fund Summary

Loomis Sayles Mid Cap Growth Fund
Investment Goal The Fund’s investment objective is long-term capital growth from investments in common stocks or similar securities. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 40 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.75%	0.75%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses	0.46%	0.49%
Total annual fund operating expenses	1.46%	2.24%
Fee waiver and/or expense reimbursement[1]	0.21%	0.24%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.25%	2.00%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$695	$303	$203
3 years	$991	$677	$677
5 years	$1,308	$1,178	$1,178
10 years	$2,204	$2,556	$2,556
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25% and 2.00% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25% and 2.00% of the Fund’s average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

16

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities, including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in companies whose market capitalization falls within the Russell Midcap Growth Index. While the market capitalization range for this index fluctuates, at December 31, 2010, it was $717 million to $21.76 billion. The Fund may invest the rest of its assets in companies of any size. In deciding which securities to buy and sell, the Adviser seeks to identify companies that it believes have distinctive products, technologies or services, dynamic earnings growth, prospects for high levels of profitability and/or solid management. The Adviser typically does not consider current income when making buy/sell decisions. The Fund may also invest any portion of its assets in securities of Canadian issuers, up to 20% of its assets in other foreign securities, invest in securities offered in the secondary markets or in initial public offerings, real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may also engage in active and frequent trading of securities, engage in foreign currency transactions and options for hedging and investment purposes and futures transactions.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts and options and futures transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

17

Fund Summary

Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are heavily leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Fourth Quarter 2001, 22.37%
Lowest Quarterly Return: First Quarter 2001, -38.70%

18

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Mid Cap Growth Fund Class A – Return Before Taxes	26.81%	5.32%	-2.29%
Return After Taxes on Distributions	26.81%	5.32%	-2.31%
Return After Taxes on Distributions & Sales of Fund Shares	17.43%	4.59%	-1.93%
Class C – Returns Before Taxes	32.63%	5.75%	-2.47%
Russell Midcap Growth Index	26.38%	4.88%	3.12%
The returns shown in the chart and table for Class A shares prior to February 1, 2009 are those of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales loads of Class A shares. Prior to the inception of Class C shares (February 2, 2009), performance is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the higher net expenses and sales loads of Class C shares. The Fund (formerly, Loomis Sayles Aggressive Growth Fund) changed its name and revised its investment strategies on February 1, 2007. The Fund’s performance may have been different had the current investment strategies been in place for all of the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersPhilip C. Fine, CFA, Vice President of the Adviser, has served as portfolio manager of the Fund since 1999.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

19

Fund Summary

Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Fund Summary

Loomis Sayles Value Fund
Investment Goal The Fund’s investment objective is long-term growth of capital and income. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 40 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.50%	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.21%	0.20%	0.21%
Total annual fund operating expenses	0.96%	1.70%	1.71%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.96%	1.70%	1.71%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$667	$673	$173	$274	$174
3 years	$863	$836	$536	$539	$539
5 years	$1,075	$1,123	$923	$928	$928
10 years	$1,685	$1,812	$1,812	$2,019	$2,019
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.10%, 1.85% and 1.85% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.10%, 1.85% and 1.85% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

21

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. In deciding which securities to buy and sell, the Adviser generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and/or growth prospects. The Adviser seeks to identify companies that it believes are, among other things, attractively valued based on the Adviser’s estimate of intrinsic value. The Adviser generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund’s holdings among various sectors of the economy. The Fund may also invest up to 20% of its assets in securities of foreign issuers including emerging market securities, invest in options for hedging and investment purposes, real estate investment trusts (“REITs”) and Rule 144A securities.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

22

Fund Summary

Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are heavily leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2003, 18.05%
Lowest Quarterly Return: Fourth Quarter 2008, -19.66%

23

Fund Summary

Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Value Fund Class A – Return Before Taxes	5.20%	1.96%	3.43%
Return After Taxes on Distributions	5.02%	1.48%	2.86%
Return After Taxes on Distributions & Sales of Fund Shares	3.63%	1.64%	2.77%
Class B – Returns Before Taxes	5.79%	2.01%	3.15%
Class C – Returns Before Taxes	9.80%	2.39%	3.16%
Russell 1000 Value Index	15.51%	1.28%	3.26%
The returns shown in the chart and table for Class A shares prior to June 1, 2007 are those of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales loads of Class A shares. Prior to the inception of Retail Class shares (June 30, 2006), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and Class C shares (June 1, 2007), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and Class C shares, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The returns are shown for only one class of the Fund. After tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersArthur Barry, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2005.James L. Carroll, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2002.Warren Koontz, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2000.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

24

Fund Summary

Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

Investment Goals, Strategies and Risks

More Information About the Funds Loomis Sayles Disciplined Equity FundInvestment GoalThe Fund seeks to provide long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (such as common and preferred stock) and investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such 80% policy taking effect. The Fund generally focuses on securities of large capitalization companies, but may invest in companies of any size. Under normal market conditions, the Fund expects to hold approximately 35-45 individual equity investments, although it may hold less or more from time to time. The Adviser’s industry research analysts, who are grouped in teams representing the sectors of the S&P 500 Index, use a research-driven, company-by-company approach to recommend to the Fund’s portfolio managers which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. In addition to the research analysts’ sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. The Fund’s sector weightings may differ from those of the S&P 500 Index. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found. The Fund may also:
  Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
  Engage in foreign currency transactions, engage in options and futures transactions for hedging and investment purposes, engage in other derivatives and may engage in securities lending. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in Rule 144A securities.
  Invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act.
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to shareholders who are individuals. Trading costs and tax effects associated with frequent trading may adversely impact the Fund’s performance.
For temporary defensive purposes, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Under normal circumstances, the Fund will generally not hold more than 10% of its assets in cash and cash equivalents. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

26

Investment Goals, Strategies and Risks

Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

27

Investment Goals, Strategies and Risks

Loomis Sayles Global Markets FundInvestment GoalThe Fund’s investment goal is high total investment return through a combination of capital appreciation and current income. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser’s Global Asset Allocation Group allocates the Fund’s assets among the following four sectors:
  Domestic equities
  International equities
  Domestic fixed-income securities
  International fixed-income securities
In deciding how to allocate the Fund’s assets among these sectors, the Adviser’s Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations and currency considerations. In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to their current value. The Adviser also looks for companies that appear to be undervalued relative to the intrinsic value of the companies’ assets or cash flows. In deciding which domestic and international fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Fund (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund may also:
  Engage in options for hedging and investment purposes and futures transactions, foreign currency transactions, swap transactions (including credit default swaps) and other derivative transactions.
  Invest in collateralized mortgage obligations, zero-coupon securities, when-issued securities, REITs and Rule 144A securities.
  Invest in mortgage-related securities.
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Allocation RiskThe Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

28

Investment Goals, Strategies and Risks

Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

29

Investment Goals, Strategies and Risks

Mortgage-Related Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related securities are subject to the risks of the mortgages underlying the securities as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile and it is possible that the value of these securities could decline further. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

30

Investment Goals, Strategies and Risks

Loomis Sayles Growth FundInvestment GoalThe Fund’s investment goal is long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size. The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The Fund’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The Fund will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which the portfolio manager deems appropriate. The Fund may also:
  Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
  Engage in foreign currency transactions and invest in options for hedging and investment purposes and invest in other derivatives. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in Rule 144A securities.
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation

31

Investment Goals, Strategies and Risks

as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.Liquidity RiskLiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

32

Investment Goals, Strategies and Risks

Loomis Sayles Mid Cap Growth FundInvestment GoalThe Fund’s investment objective is long-term capital growth from investments in common stocks or similar securities. The Fund’s investment objective may be changed without shareholder approval.Principal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities, including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in companies whose market capitalization falls within the Russell Midcap Growth Index. While the market capitalization range for this index fluctuates, at December 31, 2010, it was $717 million to $21.76 billion. The Fund may invest the rest of its assets in companies of any size. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of any size. In deciding which securities to buy and sell, the Adviser seeks to identify companies that it believes have distinctive products, technologies or services, dynamic earnings growth, prospects for high levels of profitability, and/or solid management. The Adviser typically does not consider current income when making buy/sell decisions. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency transactions, options for hedging and investment purposes and futures transactions and other derivatives, and may also engage in securities lending. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund also may invest in securities offered in the secondary markets or in initial public offerings, REITs and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return. As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets

33

Investment Goals, Strategies and Risks

and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

34

Investment Goals, Strategies and Risks

Loomis Sayles Value FundInvestment GoalThe Fund’s investment objective is long-term growth of capital and income. The Fund’s investment objective may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. In deciding which securities to buy and sell, the Adviser generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and/or growth prospects. The Fund’s investments may include companies that have suffered significant business problems but that the Adviser believes have favorable prospects for recovery. The Adviser seeks to identify companies that it believes are, among other things, attractively valued based on the Adviser’s estimate of intrinsic value. The Adviser generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund’s holdings among various sectors of the economy. The Fund may also:
  invest up to 20% of its assets in securities of foreign issuers, including emerging market securities invest in options for hedging and investment purposes, other derivatives, REITs and Rule 144A securities
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally

35

Investment Goals, Strategies and Risks

more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

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Management Team

Percentage Investment Limitations. Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.Portfolio Holdings A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at ga.natixis.com. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds’ website at ga.natixis.com (select the name of a Fund in the “Fund Selector” and then click “Holdings”). Management Team Meet the Funds’ Investment Adviser The Natixis Funds family currently includes 30 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $34.8 billion as of December 31, 2010. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). Adviser Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.8 billion in assets under management as of December 31, 2010.Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each of these Funds. The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2010, as a percentage of each Fund’s average daily net assets, were 0.25% for Loomis Sayles Disciplined Equity Fund (after waiver), 0.71% for Loomis Sayles Global Markets Fund (after waiver), 0.49% for Loomis Sayles Growth Fund (after waiver), 0.54% for Loomis Sayles Mid Cap Growth Fund (after waiver) and 0.50% for Loomis Sayles Value Fund. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts is available in each Fund’s annual report for the fiscal year ended September 30, 2010. Portfolio TradesIn placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or

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Management Team

interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight. Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)(an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P (“Westpeak”). Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds also may make investments in related investment companies to the extent permitted by SEC regulation. Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years. Mark B. Baribeau — Mark B. Baribeau has co-managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004. Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Arthur Barry — Arthur Barry has co-managed the Loomis Sayles Value Fund since July 2005. Mr. Barry, Vice President of Loomis Sayles, began his investment career in 1994 and joined the firm in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President and Portfolio Manager at State Street Research & Management Company from November 2003 to January 2005 and Senior Portfolio Manager at INVESCO Capital Management from April 2001 to May 2003. Mr. Barry received a B.S. from Lehigh University and an M.B.A. from Carnegie Mellon University. He holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience. James L. Carroll — James L. Carroll has co-managed the Loomis Sayles Value Fund since November 2002. Mr. Carroll, Vice President of Loomis Sayles, began his investment career in 1974 and joined the firm in 1996. Mr. Carroll received a B.A. and an M.B.A. from Wayne State University. He holds the designation of Chartered Financial Analyst and has over 36 years of investment experience. Maureen G. Depp — Maureen G. Depp has co-managed the Loomis Sayles Disciplined Equity Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Loomis Sayles Disciplined Equity Fund since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, began her investment career in 1976 and joined Loomis Sayles in 2004. From 1998 to 2004, she was an Assistant Director and then a Managing Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John’s University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 34 years of investment experience.

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Management Team

Philip C. Fine — Philip C. Fine has served as portfolio manager of the Loomis Sayles Mid Cap Growth Fund since February 1999. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined Loomis Sayles in 1996. Mr. Fine holds the designation of Chartered Financial Analyst. He received an A.B. and a Ph.D. from Harvard University and has over 22 years of investment experience. Daniel J. Fuss — Daniel J. Fuss has managed the domestic fixed-income securities sector of the Loomis Sayles Global Markets Fund since its inception in 1996. Mr. Fuss, Vice Chairman, Director and Managing Partner of Loomis Sayles, began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss has over 52 years of investment experience. Aziz V. Hamzaogullari — Aziz V. Hamzaogullari has managed the Loomis Sayles Growth Fund since May 2010, when he joined Loomis Sayles as as Vice President. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. He also previously held the positions of Senior Analyst, Portfolio Manager and Director of Fundamental Equity Research. Mr. Hamzaogullari received a bachelor’s degree in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience. Brian S. James — Brian S. James has co-managed the Loomis Sayles Disciplined Equity Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Loomis Sayles Disciplined Equity Fund since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 30 years of investment experience. Warren N. Koontz — Warren N. Koontz has managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004 and co-managed the Loomis Sayles Value Fund since June 2000. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1984 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and an M.B.A. from The Ohio State University. He holds the designation of Chartered Financial Analyst and has over 27 years of investment experience. David W. Rolley — David W. Rolley has managed the international fixed-income securities sector of the Loomis Sayles Global Markets Fund since 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. He received a B.A. from Occidental College and studied graduate economics at the University of Pennsylvania. Mr. Rolley has over 30 years of investment experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds. Fund Services Investing in the Funds Choosing a Share ClassEach Fund offers Class A and Class C shares to the public. No new accounts may be opened and no additional investments may be made in Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you. Class A Shares
  You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”
  You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.
  You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
If you were a Retail Class shareholder of a Fund as of the date such shares were redesignated Class A shares, you are eligible to purchase Class A shares without a sales charge, provided you have held fund shares in your existing account since that date.
Due to operational limitations at your financial intermediary, a sales charge or contingent deferred sales charge (“CDSC”) may be assessed unless you

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Fund Services

inform the financial intermediary at the time you make any additional purchase that you were a Retail Class shareholder of the Fund and are eligible to purchase Class A shares without a sales charge. Notwithstanding the foregoing, former Retail Class shareholders may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details. Class B Shares
  No new accounts may be opened and no additional investments may be made in Class B shares.
  You will pay higher expenses than Class A shares.
  You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section “How Sales Charges Are Calculated.”
  Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.
Class C Shares
  You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.
  You pay higher annual expenses than Class A shares.
  You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.
  Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary. Certificates Certificates will not be issued or honored for any class of shares. How Sales Charges Are Calculated Class A Shares The price that you pay when you buy Class A shares (the “offering price”) is their net asset value (“NAV”) plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase:
	Class A Sales Charges**
Your Investment	As a % of offering price	As a % of your investment
Less than $ 50,000	5.75%	6.10%
$ 50,000 – $ 99,999	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.
*	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at ga.natixis.com (click on “Literature and Forms” at the top of the home page then click on “Sales Charges” at the bottom of the page) or in the SAI. Reducing Front-End Sales ChargesThere are several ways you can lower your sales charge for Class A shares, including:

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Fund Services

  Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more within 13 months. Purchases of all shares may be used toward meeting the Letter of Intent.
  Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
  Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.
Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor. Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts. Eliminating Front-End Sales Charges and CDSCsClass A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
  Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
  Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
  Participants in certain retirement plans with at least $1 million or more in total plan assets or with at least 100 eligible employees;
  Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
  Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and
  Clients of Natixis Advisors that invest in a Natixis Fund that does not offer Class Y shares.
In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.Repurchasing Fund Shares You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you. If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase.Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.

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Fund Services

Class B Shares No new accounts may be opened and no additional investments may be made in Class B shares. There is a CDSC on shares that are sold within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the third and fourth years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:
Class B Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00%
3rd	3.00%
4th	3.00%
5th	2.00%
6th	1.00%
Thereafter	0.00%
Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC.Class C Shares The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%
Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC.How the CDSC is Applied to Your SharesThe CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:
  Is calculated based on the number of shares you are selling;
  In order to minimize your CDSC, the calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower;
  Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
  applies to redemptions made through the date of their acquisition for years one through six, as applicable.
A CDSC will not be charged on:
  Increases in NAV above the purchase price; or
  Shares you acquired by reinvesting your dividends or capital gains distributions.

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  The CDSC is not charged on exchanges. However the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
To minimize the amount of the CDSC you may pay when you redeem shares, the Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest). Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees. Compensation to Securities Dealers As part of their business strategies, the Funds pay securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Each class of Fund shares offered in this Prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund’s Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees and service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders. The Distributor, a Fund’s adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by each Fund for similar services. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. It’s Easy to Open an AccountTo Open an Account with Natixis Funds:1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.2.   Determine how much you wish to invest. See the chart showing the investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”
  The Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.

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  The Distributor, at its sole discretion, may waive the investment minimums for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.
  The Funds are not available to new SIMPLE IRAs.
3.   Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.4.   Use the sections of this Prospectus that follow as your guide for purchasing shares.Minimum Balance Policy Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances for this purpose and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using the Natixis Funds’ prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), and accounts associated with defined contribution plans, are excepted from the minimum balance fee. Each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of $1.00 or less. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Funds. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation may be liquidated rather than assessed a fee if the account balance falls below such minimum, and that directly registered accounts will be assessed a fee rather than liquidated. Self-Servicing Your AccountBuying or selling shares is easy with the services described below:Natixis Funds Personal Access Line®800-225-5478, press 1Natixis Funds Website ga.natixis.com You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online (certain restrictions may apply). Using these customer service options, you may:
  purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
  review your account balance, recent transactions, Fund prices and recent performance;
  order duplicate account statements; and
  obtain tax information.
Please see the following pages for other ways to buy, exchange or sell your shares.

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Buying SharesExcept to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to request an exchange.
By Wire	•Opening an account by wire is not available.	•Visit ga.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 or visit ga.natixis.com to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•See the section “Additional Investor Services.”
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com.
•Call Natixis Funds or visit ga.natixis.com to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478, visit ga.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Call Natixis Funds or visit ga.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.
•Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”
By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.
•Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements. Exchanging Shares In general, you may exchange shares of each Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Accounts participating in wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund without paying a CDSC. In order to exchange shares, a representative of the wrap-fee program or a registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Due to operational limitations at your financial intermediary, your ability to exchange Class A shares of a fund for Class Y shares of the same fund may be limited. Please consult your financial representative for more information.Restrictions on Buying, Selling and Exchanging Shares The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading. Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.”

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Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.” Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. Purchase RestrictionsEach Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified. Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies:

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Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash. How Fund Shares Are Priced “Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”1
  Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close, the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, Fund securities are valued as follows:
  Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations) — based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

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  Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
  Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps — market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
  Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers.
  Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.
  Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.
  All other securities — fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their values pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Dividends and Distributions The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and distribute dividends annually. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
  Receive all distributions in cash.
For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478. If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service (“IRS”). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested. Tax ConsequencesExcept where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

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Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend the long-term capital gain rate reduction and the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions may occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund’s dividends that are derived from such interest.Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws will generally not be taxable. Special rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan. Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and the shareholder held the shares for more than one year. Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws. A Fund’s investments in certain debt obligations or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements. Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Funds certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012. Please see the SAI for additional information on the federal income tax consequences of investing in the Funds.You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes. Additional Investor Services Retirement PlansNatixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

51

Fund Services

Investment Builder Program This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.” Dividend Diversification Program This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully. Automatic Exchange Plan Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan. Systematic Withdrawal Plan This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.” Natixis Funds Personal Access Line®This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply. Natixis Funds Website Visit us at ga.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply. Financial Performance The financial highlights table are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Retail Class shares of the Loomis Sayles Value Fund and Loomis Sayles Mid Cap Growth Fund were redesignated as Class A shares on June 1, 2007 and February 1, 2009, respectively. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

52

Financial Performance

53

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)[a,b]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income (loss)(%)[f]	Portfolio turnover rate(%)
DISCIPLINED EQUITY FUND
Class A
9/30/2010	$6.53	$0.01	$0.29	$0.30	$(0.02)	$—	$(0.02)	$6.81	4.81	$2,025	1.20	1.45	0.12	245
9/30/2009	6.98	0.04	(0.44)	(0.40)	(0.05)	—	(0.05)	6.53	(5.64)	1,599	1.25	1.78	0.78	180
9/30/2008	9.77	0.03	(1.80)	(1.77)	(0.05)	(0.97)	(1.02)	6.98	(20.40)	736	1.25	1.55	0.38	149
9/30/2007	9.42	0.02	1.53	1.55	(0.07)	(1.13)	(1.20)	9.77	17.98	1,198	1.25	1.50	0.22	148
9/30/2006	9.22	0.05	0.64	0.69	(0.03)	(0.46)	(0.49)	9.42	7.69	1,331	1.25	1.68	0.56	143
Class B
9/30/2010	6.36	(0.04)	0.29	0.25	—	—	—	6.61	4.09	138	1.94	2.20	(0.61)	245
9/30/2009	6.80	(0.00)	(0.44)	(0.44)	—	—	—	6.36	(6.47)	168	2.00	2.49	(0.03)	180
9/30/2008	9.56	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)	6.80	(21.01)	227	2.00	2.30	(0.37)	149
9/30/2007	9.25	(0.05)	1.50	1.45	(0.01)	(1.13)	(1.14)	9.56	17.11	356	2.00	2.31	(0.51)	148
9/30/2006	9.10	(0.02)	0.63	0.61	—	(0.46)	(0.46)	9.25	6.90	331	2.00	2.33	(0.19)	143
Class C
9/30/2010	6.30	(0.04)	0.29	0.25	—	—	—	6.55	3.97	1,247	1.94	2.20	(0.61)	245
9/30/2009	6.76	(0.00)	(0.44)	(0.44)	(0.02)	—	(0.02)	6.30	(6.41)	1.460	2.00	2.51	(0.06)	180
9/30/2008	9.52	(0.03)	(1.76)	(1.79)	—	(0.97)	(0.97)	6.76	(21.10)	949	2.00	2.30	(0.39)	149
9/30/2007	9.22	(0.05)	1.50	1.45	(0.02)	(1.13)	(1.15)	9.52	17.17	1,164	2.00	2.29	(0.54)	148
9/30/2006	9.08	(0.02)	0.63	0.61	(0.01)	(0.46)	(0.47)	9.22	6.92	1,198	2.00	2.37	(0.18)	143
a	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.

54

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains[b]	Total distributions	Redemption fees[b,c]	Net asset value, end of the period	Total return(%)[d,e]	Net assets, end of the period (000’s)	Net expenses(%)[f,g]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
GLOBAL MARKETS FUND
Class A
9/30/2010	$12.50	$0.26	$2.26	$2.52	$(0.30)	$—	$(0.30)	$—	$14.72	20.61	$64,367	1.25	1.29	1.96	99
9/30/2009	11.65	0.36	0.74[h]	1.10	(0.25)	(0.00)	(0.25)	—	12.50	10.27	44,669	1.25	1.34	3.56	114
9/30/2008	15.83	0.25	(3.46)	(3.21)	(0.53)	(0.44)	(0.97)	0.00	11.65	(21.87)	67,647	1.25	1.27	1.74	133
9/30/2007	12.49	0.20	3.39	3.59	(0.25)	—	(0.25)	0.00	15.83	29.05	28,927	1.25	1.37	1.44	78
9/30/2006*	12.71	0.12	(0.34)	(0.22)	—	—	—	—	12.49	(1.73)	10,438	1.25	1.56	1.52	103
Class C
9/30/2010	12.39	0.16	2.26	2.42	(0.22)	—	(0.22)	—	14.59	19.79	109,455	2.00	2.04	1.21	99
9/30/2009	11.51	0.28	0.75[h]	1.03	(0.15)	(0.00)	(0.15)	—	12.39	9.40	96,208	2.00	2.09	2.82	114
9/30/2008	15.70	0.15	(3.43)	(3.28)	(0.47)	(0.44)	(0.91)	0.00	11.51	(22.42)	124,178	2.00	2.02	1.04	133
9/30/2007	12.43	0.10	3.36	3.46	(0.19)	—	(0.19)	0.00	15.70	27.99	60,179	2.00	2.11	0.69	78
9/30/2006*	12.71	0.06	(0.34)	(0.28)	—	—	—	—	12.43	(2.12)	20,228	2.00	2.32	0.78	103
*	From commencement of Class operations on February 1, 2006 through September 30, 2006.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
h	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.

55

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment loss[a,b]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[e]	Net investment income (loss)(%)[e]	Portfolio turnover rate(%)
GROWTH FUND
Class A
9/30/2010	$4.48	$(0.01)	$0.67	$0.66	$—	$—	$—	$5.14	14.73	$29,901	1.19	1.20	(0.30)	163
9/30/2009	4.99	(0.01)	(0.50)	(0.51)	—	—	—	4.48	(10.40)	33,207	1.25	1.31	(0.25)	191
9/30/2008	7.01	(0.02)	(2.00)	(2.02)	—	—	—	4.99	(28.67)	156,841	1.10	1.10	(0.33)	179
9/30/2007	5.84	(0.03)	1.20	1.17	—	—	—	7.01	20.03	228,629	1.14[g]	1.14[g]	(0.49)	134
9/30/2006	6.03	(0.00)	(0.19)	(0.19)	—	—	—	5.84	(3.15)	225,729	1.10	1.17	(0.03)	174
Class B
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—	4.87	13.79	4,086	1.93	1.95	(1.06)	163
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—	4.28	(11.02)	5,397	2.00	2.12	(1.06)	191
9/30/2008	6.79	(0.07)	(1.91)	(1.98)	—	—	—	4.81	(29.16)	9,553	1.85	1.85	(1.05)	179
9/30/2007	5.70	(0.07)	1.16	1.09	—	—	—	6.79	19.12	28,258	1.85[g]	1.85[g]	(1.20)	134
9/30/2006	5.94	(0.05)	(0.19)	(0.24)	—	—	—	5.70	(4.04)	32,160	1.95	2.11	(0.85)	174
Class C
9/30/2010	4.28	(0.05)	0.64	0.59	—	—	—	4.87	13.79	12,493	1.93	1.95	(1.06)	163
9/30/2009	4.81	(0.04)	(0.49)	(0.53)	—	—	—	4.28	(11.02)	16,336	2.00	2.12	(1.06)	191
9/30/2008	6.80	(0.07)	(1.92)	(1.99)	—	—	—	4.81	(29.26)	27,743	1.85	1.85	(1.08)	179
9/30/2007	5.71	(0.08)	1.17	1.09	—	—	—	6.80	19.09	39,157	1.88	1.88	(1.23)	134
9/30/2006	5.94	(0.04)	(0.19)	(0.23)	—	—	—	5.71	(3.87)	43,415	1.85	1.95	(0.76)	174
a	Per share net investment loss has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	Computed on an annualized basis for periods less than one year, if applicable.
f	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
g	Includes fee/expense recovery of less than 0.01% and 0.08% for Class A and Class B, shares, respectively.

56

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment loss[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b,c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[e]	Net investment loss(%)[e]	Portfolio turnover rate(%)
MID CAP GROWTH FUND
Class A*
9/30/2010	$18.29	$(0.09)[f]	$5.56	$5.47	$—	$—	$—	$23.76	29.91	$67,639	1.25	1.46	(0.45)[f]	191
9/30/2009	21.12	(0.07)[g]	(2.76)	(2.83)	—	—	—	18.29	(13.44)	54,951	1.25	1.52	(0.45)[g]	292
9/30/2008	26.84	(0.15)	(5.57)	(5.72)	—	—	—	21.12	(21.27)	120,524	1.25	1.32	(0.58)	299
9/30/2007	19.69	(0.16)[h]	7.31	7.15	—	—	—	26.84	36.31	30,654	1.25	1.43	(0.71)	194
9/30/2006	18.63	(0.15)	1.21	1.06	—	—	—	19.69	5.69	26,668	1.25	1.52	(0.72)	211
Class C
9/30/2010	18.20	(0.18)[f]	5.45	5.27	—	—	—	23.47	28.96	34	2.00	2.24	(0.89)[f]	191
9/30/2009**	15.13	(0.16)	3.23	3.07	—	—	—	18.20	20.29	1	2.00	2.24	(1.54)	292
*	Prior to the close of business on February 2, 2009, the Fund offered Retail Class shares, which were redesignated as Class A shares on that date.
**	From commencement of Class operations on February 2, 2009 through September 30, 2009.
a	Per share net investment loss has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
c	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
d	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
e	Computed on an annualized basis for periods less than one year, if applicable.
f	Includes a non-recurring dividend, the character of which has not yet been determined by the issuer. Without this dividend, net investment loss per share would have been $(0.21) and $(0.36) for Class A and Class C shares, respectively, and the ratio of net investment loss to average net assets would have been (1.02)% and (1.74)% for Class A and Class C shares, respectively.
g	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.10), and the ratio of net investment loss to average net assets would have been (0.63)%.
h	Includes a non-recurring dividend of $0.02 per share.

57

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a,b]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
VALUE FUND
Class A*
9/30/2010	$16.42	$0.27[g]	$0.23	$0.50	$(0.14)	$—	$(0.14)	$16.78	3.03	$130,922	0.96	0.96	1.58[g]	54
9/30/2009	17.93	0.23	(1.53)	(1.30)	(0.21)	—	(0.21)	16.42	(6.97)	120,915	1.06	1.06	1.67	47
9/30/2008	23.46	0.25	(4.45)	(4.20)	(0.18)	(1.15)	(1.33)	17.93	(19.01)	112,274	1.05	1.05	1.24	36[h]
9/30/2007	21.04	0.19	3.27	3.46	(0.13)	(0.91)	(1.04)	23.46	16.85	17,500	1.09[i]	1.09[i]	0.79	41
9/30/2006**	19.69	0.02	1.33	1.35	—	—	—	21.04	6.86	466	1.10	8.65	0.42	36
Class B
9/30/2010	16.40	0.12[g]	0.25	0.37	—	—	—	16.77	2.26	3,299	1.70	1.70	0.72[g]	54
9/30/2009	17.80	0.14	(1.51)	(1.37)	(0.03)	—	(0.03)	16.40	(7.62)	5,167	1.81	1.81	1.03	47
9/30/2008	23.46	0.10	(4.45)	(4.35)	(0.16)	(1.15)	(1.31)	17.80	(19.65)	8,385	1.80[j]	1.80[j]	0.51	36[h]
9/30/2007***	24.00	0.00	(0.54)	(0.54)	—	—	—	23.46	(2.25)	108	1.85	1.89	0.03	41
Class C
9/30/2010	16.26	0.14[g]	0.22	0.36	(0.04)	—	(0.04)	16.58	2.20	10,226	1.71	1.71	0.81[g]	54
9/30/2009	17.79	0.12	(1.51)	(1.39)	(0.14)	—	(0.14)	16.26	(7.60)	10,011	1.81	1.81	0.89	47
9/30/2008	23.46	0.09	(4.43)	(4.34)	(0.18)	(1.15)	(1.33)	17.79	(19.62)	6,483	1.80[j]	1.80[j]	0.46	36[h]
9/30/2007***	24.00	0.01	(0.55)	(0.54)	—	—	—	23.46	(2.25)	1,390	1.85	1.94	0.10	41
*	Prior to the close of business on June 1, 2007, the Fund offered Retail Class shares, which were redesignated as Class A shares on that date.
**	From commencement of Class operations on June 30, 2006 through September 30, 2006.
***	From commencement of Class operations on June 1, 2007 through September 30, 2007.
a	Amount rounds to less than $0.01 per share, if applicable.
b	Per share net investment income has been calculated using the average shares outstanding during the period.
c	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
d	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.14, $0.02 and $0.01 for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.84%, 0.10% and 0.09% for Class A, Class B and Class C shares, respectively.
h	Portfolio turnover excludes the impact of assets resulting from the merger with another fund.
i	Includes fee/expense recovery of 0.02%.
j	Includes fee/expense recovery of less than 0.01% for Class B and Class C shares.

58

Glossary of Terms

Glossary of TermsCapital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year. Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise. Fundamental analysis — An analysis of the financials and operations of a company in order to value the securities of the company. Fundamental analysis considers, among other things, assets, liabilities, earnings, sales, products, management and markets. By appraising a company’s prospects, analysts using such an approach seeks to determine whether a particular stock or group of stocks is undervalued or overvalued at its current market price. Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing. Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager. Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Price-to-book ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio). Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid. Swap agreements — Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a credit default swap, one party agrees to make periodic payments to a counterparty, in exchange for the right to receive a payment in the event of default of the underlying reference security. Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance. Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume, price studies and similar factors. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract. Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Value investing — An investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments.

59

Glossary of Terms

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC. Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

60

If you would like more information about the Funds, the following documents are available free upon request: Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ga.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents: In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request. Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.
Investment Company Act File No. 811-06241
 XL51-0211

Prospectus February 1, 2011
	Class Y	Admin Class
Loomis Sayles Disciplined Equity Fund	LISRX
Loomis Sayles Global Markets Fund	LSWWX
Loomis Sayles Growth Fund	LSGRX
Loomis Sayles Mid Cap Growth Fund	LSAIX
Loomis Sayles Value Fund	LSGIX	LSAVX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Loomis Sayles Disciplined Equity Fund	1
Loomis Sayles Global Markets Fund	6
Loomis Sayles Growth Fund	11
Loomis Sayles Mid Cap Growth Fund	15
Loomis Sayles Value Fund	19
Investment Goals, Strategies and Risks	24
More Information About the Funds	24
Loomis Sayles Disciplined Equity Fund	24
Loomis Sayles Global Markets Fund	26
Loomis Sayles Growth Fund	29
Loomis Sayles Mid Cap Growth Fund	31
Loomis Sayles Value Fund	33
Management Team	35
Meet the Funds’ Investment Adviser	35
Meet the Funds’ Portfolio Managers	36
Fund Services	37
Investing in the Funds	37
Compensation to Securities Dealers	37
It’s Easy to Open an Account	38
Buying Shares	39
Selling Shares	41
Selling Shares in Writing	42
Exchanging Shares	42
Restrictions on Buying, Selling and Exchanging Shares	42
How Fund Shares Are Priced	44
Dividends and Distributions	45
Tax Consequences	45
Financial Performance	47
Glossary of Terms	53
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Loomis Sayles Disciplined Equity Fund
Investment Goal The Fund seeks to provide long-term growth of capital. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.50%
Other expenses	0.70%
Total annual fund operating expenses	1.20%
Fee waiver and/or expense reimbursement[1]	0.20%
Total annual fund operating expenses after fee waiver and/or expense reimbursement (restated to reflect current expense limitation)	1.00%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$102
3 years	$361
5 years	$640
10 years	$1,437
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 245% of the average value of its portfolio.

1

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (such as common and preferred stock) and investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. The Fund generally focuses on securities of large capitalization companies, but may invest in companies of any size. Under normal market conditions, the Fund expects to hold approximately 35-45 individual equity investments, although it may hold less or more from time to time. The Adviser’s industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor’s 500 Index (the “S&P 500 Index”), use a research-driven, company-by-company approach to recommend to the Fund’s portfolio managers which securities to buy and sell. In addition to the research analysts’ sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. The Fund’s sector weightings may differ from those of the S&P 500 Index. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found. The Fund may also invest any portion of its assets in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging market securities, invest in Rule 144A securities, other investment companies, including exchange-traded funds (“ETFs”), and derivatives, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may engage in active and frequent trading of securities, engage in foreign currency transactions and options and futures transactions for hedging and investment purposes. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risk than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts and options and futures transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock.

2

Fund Summary

Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Investments in Other Investment Companies Risk: The Fund will indirectly bear the management, service and other fees of the other investment companies in which it invests in addition to its own expenses. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Third Quarter 2009, 15.64%
Lowest Quarterly Return: Fourth Quarter 2008, -18.50%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Disciplined Equity Fund Class Y – Return Before Taxes	11.12%	1.99%	1.73%
Return After Taxes on Distributions	11.05%	0.96%	1.09%
Return After Taxes on Distributions & Sales of Fund Shares	7.31%	1.47%	1.34%
S&P 500 Index	15.06%	2.29%	1.41%

3

Fund Summary

The Fund (formerly, Loomis Sayles Research Fund) changed its name and revised its investment strategies on October 1, 2009. The Fund’s performance may have been different had the current investment strategies been in place for all the periods shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMaureen G. Depp, CFA, Vice President and co-director of Equity Research of the Adviser, has served as co-portfolio manager of the Fund since 2005.Brian S. James, CFA, Vice President and co-director of Equity Research of the Adviser, has served as co-portfolio manager of the Fund since 2005.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

4

Fund Summary

Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary

Loomis Sayles Global Markets Fund
Investment Goal The Fund’s investment goal is high total investment return through a combination of capital appreciation and current income. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.75%
Other expenses	0.29%
Total annual fund operating expenses	1.04%
Fee waiver and/or expense reimbursement[1]	0.04%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$102
3 years	$327
5 years	$570
10 years	$1,267
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 99% of the average value of its portfolio.

6

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser’s Global Asset Allocation Group allocates the Fund’s assets among domestic equities, international equities, domestic fixed-income securities and international fixed-income securities. In deciding how to allocate the Fund’s assets among these sectors, the Adviser’s Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations and currency considerations. In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to their current value. The Adviser also looks for companies that appear to be undervalued relative to the intrinsic value of the companies’ assets or cash flows. In deciding which domestic and international fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Fund may also invest in foreign currencies, collateralized mortgage obligations, zero-coupon securities, when-issued securities, real estate investment trusts (“REITs”), Rule 144A securities and mortgage-related securities. The Fund may also engage in active and frequent trading of securities and engage in options or foreign currency transactions for hedging and investment purposes and futures transactions, foreign currency transactions, swap transactions (including credit default swaps) and other derivative transactions.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Allocation Risk: The Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between the different currencies may negatively affect an investment. The Fund may hedge its exposure to foreign currencies and may invest in foreign currencies as an asset class. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, options and futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock

7

Fund Summary

prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related securities are subject to the risks of the mortgages underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are heavily leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Second Quarter 2009, 19.91%
Lowest Quarterly Return: Third Quarter 2008, -19.64%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Global Markets Fund Class Y – Return Before Taxes	21.69%	8.18%	8.83%
Return After Taxes on Distributions	21.03%	7.23%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares	14.20%	6.57%	7.00%
MSCI World Index	12.34%	2.99%	2.82%
Citigroup World Government Bond Index	5.17%	7.09%	7.00%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts.ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersDaniel J. Fuss, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the domestic fixed-income securities sector of the Fund since 1996.Warren Koontz, CFA, Vice President of the Adviser, has served as portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004.David Rolley, Vice President of the Adviser, has served as portfolio manager of the international fixed-income securities sector of the Fund since 2000.Mark B. Baribeau, CFA, Vice President of the Adviser, has served as co-portfolio manager of the domestic equity securities sector and international equity securities sector of the Fund since 2004.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.

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Fund Summary

  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information. At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.Tax InformationFund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Summary

Loomis Sayles Growth Fund
Investment Goal The Fund’s investment goal is long-term growth of capital. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.50%
Other expenses	0.45%
Total annual fund operating expenses	0.95%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement (restated to reflect current expense limitation)	0.95%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$97
3 years	$303
5 years	$525
10 years	$1,166
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annualfund operating expenses to 1.00% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.

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Fund Summary

Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size. The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The Fund’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The Fund will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which the portfolio manager deems appropriate. The Fund may also invest any portion of its assets in equity securities of Canadian issuers, up to 20% of its assets in other foreign securities, including emerging markets, engage in foreign currency transactions, invest in options for hedging and investment purposes and Rule 144A securities. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts and options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

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Fund Summary

Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Fourth Quarter 2001, 17.97%
Lowest Quarterly Return: Fourth Quarter 2008, -25.76%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Growth Fund Class Y – Return Before Taxes	15.70%	-1.81%	-1.00%
Return After Taxes on Distributions	15.70%	-1.81%	-2.23%
Return After Taxes on Distributions & Sales of Fund Shares	10.20%	-1.53%	-1.56%
Russell 1000 Growth Index	16.71%	3.75%	0.02%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.ManagementInvestment AdviserLoomis, Sayles & Company, L.P.

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Fund Summary

Portfolio Manager Aziz V. Hamzaogullari, CFA, Vice President of the Adviser, has served as portfolio manager of the Fund since May 2010. Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

Fund Summary

Loomis Sayles Mid Cap Growth Fund
Investment Goal The Fund’s investment objective is long-term capital growth from investments in common stocks or similar securities. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.75%
Other expenses	0.47%
Total annual fund operating expenses	1.22%
Fee waiver and/or expense reimbursement[1]	0.22%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.00%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$102
3 years	$365
5 years	$649
10 years	$1,458
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio.

15

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities, including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in companies whose market capitalization falls within the Russell Midcap Growth Index. While the market capitalization range for this index fluctuates, at December 31, 2010, it was $717 million to $21.76 billion. The Fund may invest the rest of its assets in companies of any size. In deciding which securities to buy and sell, the Adviser seeks to identify companies that it believes have distinctive products, technologies or services, dynamic earnings growth, prospects for high levels of profitability and/or solid management. The Adviser typically does not consider current income when making buy/sell decisions. The Fund may also invest any portion of its assets in securities of Canadian issuers, up to 20% of its assets in other foreign securities, invest in securities offered in the secondary markets or in initial public offerings, real estate investment trusts (“REITs”) and Rule 144A securities. The Fund may also engage in active and frequent trading of securities, engage in foreign currency transactions and options for hedging and investment purposes and futures transactions.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts and options and futures transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

16

Fund Summary

Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are heavily leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Fourth Quarter 2001, 22.57%
Lowest Quarterly Return: First Quarter 2001, -38.63%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Mid Cap Growth Fund Class Y – Return Before Taxes	34.90%	6.85%	-1.45%
Return After Taxes on Distributions	34.90%	6.85%	-1.48%
Return After Taxes on Distributions & Sales of Fund Shares	22.69%	5.93%	-1.24%
Russell Midcap Growth Index	26.38%	4.88%	3.12%
The Fund (formerly, Loomis Sayles Aggressive Growth Fund) changed its name and revised its investment strategies on February 1, 2007. The Fund’s performance may have been different had the current investment strategies been in place for all of the periods shown.

17

Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersPhilip C. Fine, CFA, Vice President of the Adviser, has served as portfolio manager of the Fund since 1999.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

Fund Summary

Loomis Sayles Value Fund
Investment Goal The Fund’s investment objective is long-term growth of capital and income. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y	Admin Class
Management fees	0.50%	0.50%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses[1]	0.21%	0.54%
Total annual fund operating expenses	0.71%	1.29%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.71%	1.29%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class Y	Admin Class
1 year	$73	$131
3 years	$227	$409
5 years	$395	$708
10 years	$883	$1,556
1	Other expenses include an administrative service fee of 0.25% for Admin Class shares.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.85% and 1.35% of the Fund’s average daily net assets for Class Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.85% and 1.35% of the Fund’s average daily net assets for Class Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

19

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. In deciding which securities to buy and sell, the Adviser generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and/or growth prospects. The Adviser seeks to identify companies that it believes are, among other things, attractively valued based on the Adviser’s estimate of intrinsic value. The Adviser generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund’s holdings among various sectors of the economy. The Fund may also invest up to 20% of its assets in securities of foreign issuers including emerging market securities, invest in options for hedging and investment purposes, real estate investment trusts (“REITs”) and Rule 144A securities.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as options transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

20

Fund Summary

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. REITs Risk: Investments in the real estate industry, including REITs, are particularly sensitive to economic downturns and are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. Many REITs are heavily leveraged, increasing their risk. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Small Capitalization Risk: The general risks associated with corporate income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely-held securities and their values may fluctuate more sharply than other securities. Further, securities of smaller companies may perform differently in different cycles than securities of larger companies. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. Total Returns for Class Y Shares
Highest Quarterly Return: Second Quarter 2003, 18.11%
Lowest Quarterly Return: Fourth Quarter 2008, -19.58%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Value Fund Class Y – Return Before Taxes	11.94%	3.50%	4.35%
Return After Taxes on Distributions	11.70%	2.97%	3.80%
Return After Taxes on Distributions & Sales of Fund Shares	8.07%	2.95%	3.63%
Admin Class – Return Before Taxes	11.35%	2.90%	3.75%
Russell 1000 Value Index	15.51%	1.28%	3.26%
The returns shown in the table prior to the inception of Admin Class shares (February 1, 2010) are those of Class A shares, restated to reflect the higher net expenses of Admin Class shares. Prior to June 1, 2007, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares. Prior to the inception of Retail Class shares (June 30, 2006), performance of Class A shares is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses of Class A shares.

21

Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersArthur Barry, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2005.James L. Carroll, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2002.Warren Koontz, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2000.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. Admin Class shares of the Fund are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors. Admin Class shares of the Fund require no minimum initial or subsequent investment. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com (Admin Class shares only), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

22

Fund Summary

Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

Investment Goals, Strategies and Risks

More Information About the Funds Loomis Sayles Disciplined Equity FundInvestment GoalThe Fund seeks to provide long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities (such as common and preferred stock) and investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such 80% policy taking effect. The Fund generally focuses on securities of large capitalization companies, but may invest in companies of any size. Under normal market conditions, the Fund expects to hold approximately 35-45 individual equity investments, although it may hold less or more from time to time. The Adviser’s industry research analysts, who are grouped in teams representing the sectors of the S&P 500 Index, use a research-driven, company-by-company approach to recommend to the Fund’s portfolio managers which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector. In addition to the research analysts’ sector-specific recommendations and other factors, the portfolio managers also employ quantitative analysis to evaluate the analysts’ recommendations and construct the Fund’s investment portfolio. The Fund’s sector weightings may differ from those of the S&P 500 Index. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price or a more attractive opportunity is found. The Fund may also:
  Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
  Engage in foreign currency transactions, engage in options and futures transactions for hedging and investment purposes, engage in other derivatives and may engage in securities lending. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in Rule 144A securities.
  Invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act.
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return, and realization of greater short-term capital gains, distributions of which are taxable as ordinary income to shareholders who are individuals. Trading costs and tax effects associated with frequent trading may adversely impact the Fund’s performance.
For temporary defensive purposes, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Under normal circumstances, the Fund will generally not hold more than 10% of its assets in cash and cash equivalents. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

24

Investment Goals, Strategies and Risks

Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

25

Investment Goals, Strategies and Risks

Loomis Sayles Global Markets FundInvestment GoalThe Fund’s investment goal is high total investment return through a combination of capital appreciation and current income. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund will invest primarily in equity and fixed-income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. The Adviser’s Global Asset Allocation Group allocates the Fund’s assets among the following four sectors:
  Domestic equities
  International equities
  Domestic fixed-income securities
  International fixed-income securities
In deciding how to allocate the Fund’s assets among these sectors, the Adviser’s Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations and currency considerations. In deciding which domestic and international equity securities to buy and sell, the Adviser generally looks for companies that it believes have the potential for superior earnings growth relative to their current value. The Adviser also looks for companies that appear to be undervalued relative to the intrinsic value of the companies’ assets or cash flows. In deciding which domestic and international fixed-income securities to buy and sell, the Adviser generally looks for securities that it believes are undervalued and have the potential for credit upgrades. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or hedging purposes. The Adviser may hedge currency risk for the Fund (including “cross hedging” between two or more foreign currencies) if it believes the outlook for a particular foreign currency is unfavorable. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund may also:
  Engage in options for hedging and investment purposes and futures transactions, foreign currency transactions, swap transactions (including credit default swaps) and other derivative transactions.
  Invest in collateralized mortgage obligations, zero-coupon securities, when-issued securities, REITs and Rule 144A securities.
  Invest in mortgage-related securities.
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses such defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Allocation RiskThe Fund’s investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Fund as a result of this allocation.Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

26

Investment Goals, Strategies and Risks

Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities (commonly known as “junk bonds”) may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

27

Investment Goals, Strategies and Risks

Mortgage-Related Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related securities are subject to the risks of the mortgages underlying the securities as well as the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage related securities. The market for mortgage-backed securities (and other asset-backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile and it is possible that the value of these securities could decline further. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

28

Investment Goals, Strategies and Risks

Loomis Sayles Growth FundInvestment GoalThe Fund’s investment goal is long-term growth of capital. The Fund’s investment goal may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size. The Fund normally invests across a wide range of sectors and industries. The Fund’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, secular long-term cash flow growth returns on invested capital above their cost of capital and the ability to manage for profitable growth that can create long-term value for shareholders. The Fund’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The Fund will consider selling a portfolio investment when the portfolio manager believes the issuer’s investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager’s investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which the portfolio manager deems appropriate. The Fund may also:
  Invest any portion of its assets in equity securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging market securities.
  Engage in foreign currency transactions and invest in options for hedging and investment purposes and invest in other derivatives. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in Rule 144A securities.
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs, which may lower the Fund’s return.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation

29

Investment Goals, Strategies and Risks

as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.Liquidity RiskLiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

30

Investment Goals, Strategies and Risks

Loomis Sayles Mid Cap Growth FundInvestment GoalThe Fund’s investment objective is long-term capital growth from investments in common stocks or similar securities. The Fund’s investment objective may be changed without shareholder approval.Principal Investment Strategies The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities, including preferred stocks, warrants, securities convertible into common or preferred stocks and other equity-like interests in companies whose market capitalization falls within the Russell Midcap Growth Index. While the market capitalization range for this index fluctuates, at December 31, 2010, it was $717 million to $21.76 billion. The Fund may invest the rest of its assets in companies of any size. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may invest the rest of its assets in companies of any size. In deciding which securities to buy and sell, the Adviser seeks to identify companies that it believes have distinctive products, technologies or services, dynamic earnings growth, prospects for high levels of profitability, and/or solid management. The Adviser typically does not consider current income when making buy/sell decisions. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency transactions, options for hedging and investment purposes and futures transactions and other derivatives, and may also engage in securities lending. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Fund also may invest in securities offered in the secondary markets or in initial public offerings, REITs and Rule 144A securities. The Fund may engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return. As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets

31

Investment Goals, Strategies and Risks

and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

32

Investment Goals, Strategies and Risks

Loomis Sayles Value FundInvestment GoalThe Fund’s investment objective is long-term growth of capital and income. The Fund’s investment objective may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities and warrants. In deciding which securities to buy and sell, the Adviser generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets and/or growth prospects. The Fund’s investments may include companies that have suffered significant business problems but that the Adviser believes have favorable prospects for recovery. The Adviser seeks to identify companies that it believes are, among other things, attractively valued based on the Adviser’s estimate of intrinsic value. The Adviser generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund’s holdings among various sectors of the economy. The Fund may also:
  invest up to 20% of its assets in securities of foreign issuers, including emerging market securities invest in options for hedging and investment purposes, other derivatives, REITs and Rule 144A securities
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk You may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in initial public offerings (“IPOs”) tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund’s performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Growth stocks are generally

33

Investment Goals, Strategies and Risks

more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Equity securities may take the form of stock in corporation, limited partnership interests, interests in limited liability companies, REITs or other trusts and other similar securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. REITs Risk The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry also may be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or the securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs’ managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

34

Management Team

Percentage Investment Limitations. Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.Portfolio Holdings A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at ga.natixis.com. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds’ website at ga.natixis.com (select the name of a Fund in the “Fund Selector” and then click “Holdings”). Management Team Meet the Funds’ Investment Adviser The Natixis Funds family currently includes 30 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $34.8 billion as of December 31, 2010. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). Adviser Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.8 billion in assets under management as of December 31, 2010.Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each of these Funds. The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2010, as a percentage of each Fund’s average daily net assets, were 0.25% for Loomis Sayles Disciplined Equity Fund (after waiver), 0.71% for Loomis Sayles Global Markets Fund (after waiver), 0.49% for Loomis Sayles Growth Fund (after waiver), 0.54% for Loomis Sayles Mid Cap Growth Fund (after waiver) and 0.50% for Loomis Sayles Value Fund. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contracts is available in each Fund’s annual report for the fiscal year ended September 30, 2010. Portfolio TradesIn placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or

35

Management Team

interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight. Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)(an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P (“Westpeak”). Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds also may make investments in related investment companies to the extent permitted by SEC regulation. Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each indicated Fund’s portfolio since the date stated below. Except where noted each portfolio manager has been employed by Loomis Sayles for at least five years. Mark B. Baribeau — Mark B. Baribeau has co-managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004. Mr. Baribeau, Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 1989. He received an M.A. from the University of Maryland and a B.A. from the University of Vermont. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience. Arthur Barry — Arthur Barry has co-managed the Loomis Sayles Value Fund since July 2005. Mr. Barry, Vice President of Loomis Sayles, began his investment career in 1994 and joined the firm in 2005. Prior to joining Loomis Sayles, Mr. Barry was a Senior Vice President and Portfolio Manager at State Street Research & Management Company from November 2003 to January 2005 and Senior Portfolio Manager at INVESCO Capital Management from April 2001 to May 2003. Mr. Barry received a B.S. from Lehigh University and an M.B.A. from Carnegie Mellon University. He holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience. James L. Carroll — James L. Carroll has co-managed the Loomis Sayles Value Fund since November 2002. Mr. Carroll, Vice President of Loomis Sayles, began his investment career in 1974 and joined the firm in 1996. Mr. Carroll received a B.A. and an M.B.A. from Wayne State University. He holds the designation of Chartered Financial Analyst and has over 36 years of investment experience. Maureen G. Depp — Maureen G. Depp has co-managed the Loomis Sayles Disciplined Equity Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Loomis Sayles Disciplined Equity Fund since July 2005. Ms. Depp, Vice President and co-director of Equity Research of Loomis Sayles, began her investment career in 1976 and joined Loomis Sayles in 2004. From 1998 to 2004, she was an Assistant Director and then a Managing Director of Research at State Street Research & Management Company. Ms. Depp received a B.S. from St. John’s University and an M.B.A. from the University of Rhode Island. She holds the designation of Chartered Financial Analyst and has over 34 years of investment experience.

36

Management Team

Philip C. Fine — Philip C. Fine has served as portfolio manager of the Loomis Sayles Mid Cap Growth Fund since February 1999. Mr. Fine, Vice President of Loomis Sayles, began his investment career in 1988 and joined Loomis Sayles in 1996. Mr. Fine holds the designation of Chartered Financial Analyst. He received an A.B. and a Ph.D. from Harvard University and has over 22 years of investment experience. Daniel J. Fuss — Daniel J. Fuss has managed the domestic fixed-income securities sector of the Loomis Sayles Global Markets Fund since its inception in 1996. Mr. Fuss, Vice Chairman, Director and Managing Partner of Loomis Sayles, began his investment career in 1958 and joined Loomis Sayles in 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss has over 52 years of investment experience. Aziz V. Hamzaogullari — Aziz V. Hamzaogullari has managed the Loomis Sayles Growth Fund since May 2010, when he joined Loomis Sayles as as Vice President. Prior to joining Loomis Sayles, Mr. Hamzaogullari was Managing Director and Senior Portfolio Manager at Evergreen Investment Management Company, LLC from June 2006 to May 2010. He was head of Evergreen’s Berkeley Street Growth Equity team and was the founder of the research and investment process. He also previously held the positions of Senior Analyst, Portfolio Manager and Director of Fundamental Equity Research. Mr. Hamzaogullari received a bachelor’s degree in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience. Brian S. James — Brian S. James has co-managed the Loomis Sayles Disciplined Equity Fund and co-led the equity research analyst teams that provide investment idea generation and buy and sell recommendations for the Loomis Sayles Disciplined Equity Fund since July 2005. Mr. James, Vice President and co-director of Equity Research of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1998. He received a B.A. from Hampshire College, an M.P.P. from Harvard University School of Government and an M.B.A. from Harvard University School of Business. Mr. James holds the designation of Chartered Financial Analyst and has over 30 years of investment experience. Warren N. Koontz — Warren N. Koontz has managed the domestic equity securities sector and international equity securities sector of the Loomis Sayles Global Markets Fund since 2004 and co-managed the Loomis Sayles Value Fund since June 2000. Mr. Koontz, Vice President of Loomis Sayles, began his investment career in 1984 and joined Loomis Sayles in 1995. Mr. Koontz received a B.S. and an M.B.A. from The Ohio State University. He holds the designation of Chartered Financial Analyst and has over 27 years of investment experience. David W. Rolley — David W. Rolley has managed the international fixed-income securities sector of the Loomis Sayles Global Markets Fund since 2000. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. He received a B.A. from Occidental College and studied graduate economics at the University of Pennsylvania. Mr. Rolley has over 30 years of investment experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds. Fund ServicesInvesting in the Funds Compensation to Securities DealersThe Loomis Sayles Value Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay fees for the sale and distribution of Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of the Fund’s average daily net assets attributable to the shares of the Admin Class. Because distribution and service (12b-1) fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.
Admin Class shares of the Loomis Sayles Value Fund are offered exclusively through intermediaries, who will be the record owner of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares. Each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders.
The Distributor, a Fund’s adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors.

37

Fund Services

These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by each Fund for similar services. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. It’s Easy to Open an Account To Open an Account with Natixis Funds:1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.2.   Determine how much you wish to invest. See the information regarding investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”3.   You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.4.   Use the sections of this Prospectus that follow as your guide for purchasing shares. Certificates Certificates will not be issued or honored for any class of shares.

38

Fund Services

Buying SharesExcept to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number. Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for qualified retirement plans held in an omnibus fashion, and are not appropriate for individual investors.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to obtain a current prospectus for the Fund into which you are exchanging.
	•Call Natixis Funds to request an exchange.	•Call your investment dealer or Natixis Funds at 800-225-5478 to request an exchange.
By Wire	•Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.
•Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.	•Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds (or visit ga.natixis.com) for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Fund Services

	Opening an Account	Adding to an Account
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
By Internet (Admin Class Only)	•You may not establish an account through the internet.	•You can access our website at ga.natixis.com to purchase shares.
By Automated Response System (Admin Class Only)	•You may not establish an account through the internet.	•Call Natixis Funds at 800-225-5478 and press 1.

40

Fund Services

Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com.
•Call Natixis Funds to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Call Natixis Funds to request an ACH redemption.
•Proceeds will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”
By Systematic Withdrawal Plan	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.
•Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.
By Internet (Admin Class Only)	•You can access our website at ga.natixis.com to process a redemption.
By Automated Response System (Admin Class Only)	•Call Natixis Funds at 800-225-5478 and press 1.

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Fund Services

Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements. Exchanging Shares You may exchange Class Y shares of a Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares or for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account or the total NAV of your account, whichever is less. You may exchange Admin Class shares of your Fund offered through this Prospectus for Admin Class shares of any Natixis Fund or Loomis Sayles Fund that offers Admin Class shares without paying a sales charge. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same fund. Shareholders will not be charged any fee as a result of the exchange. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Restrictions on Buying, Selling and Exchanging Shares The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading. Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.”

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Fund Services

Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.” Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. Purchase RestrictionsEach Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified. Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies:

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Fund Services

Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash. How Fund Shares Are Priced “Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”1
  Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close, the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, Fund securities are valued as follows:
  Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations) — based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

44

Fund Services

  Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
  Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps — market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
  Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers.
  Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.
  Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.
  All other securities — fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their values pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Dividends and Distributions The Funds generally distribute annually all or substantially all of their net investment income (other than capital gains) in the form of dividends. The Funds generally declare and distribute dividends annually. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually. Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply.
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another Natixis Fund.
  Receive all distributions in cash.
For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478. If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service (“IRS”). Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested. Tax ConsequencesExcept where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders.

45

Fund Services

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed-income securities, derivatives and REITs generally is not eligible for treatment as qualified dividend income. For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is currently unclear whether Congress will extend the long-term capital gain rate reduction and the special tax treatment of qualified dividend income for taxable years beginning on or after January 1, 2013. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions may occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized or realized but not distributed. Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next taxable year generally are taxable in the year in which the distributions are declared, rather than the calendar year in which the distributions are received.Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund’s dividends that are derived from such interest.Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax laws will generally not be taxable. Special rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in a Fund) from the plan. Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and the shareholder held the shares for more than one year. Taxation of Certain Fund Investments. A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Because the Funds invest in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws. A Fund’s investments in certain debt obligations or REITs may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements. Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Funds certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012. Please see the SAI for additional information on the federal income tax consequences of investing in the Funds.You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes.

46

Financial Performance The financial highlights table are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares of the Loomis Sayles Value Fund and Loomis Sayles Mid Cap Growth Fund were redesignated as Class Y shares on June 1, 2007 and February 1, 2009, respectively. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

47

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b]	Net assets, end of the period (000’s)	Net expenses(%)[c,d]	Gross expenses(%)[d]	Net investment income(%)[d]	Portfolio turnover rate(%)
DISCIPLINED EQUITY FUND
Class Y
9/30/2010	$6.58	$0.02	$0.31	$0.33	$(0.04)	$—	$(0.04)	$6.87	5.08	$30,875	0.95[e]	1.20	0.37	245
9/30/2009	7.03	0.06	(0.45)	(0.39)	(0.06)	—	(0.06)	6.58	(5.42)	26,857	0.85	1.38	1.09	180
9/30/2008	9.85	0.07	(1.82)	(1.75)	(0.10)	(0.97)	(1.07)	7.03	(20.17)	23,538	0.85	1.15	0.78	149
9/30/2007	9.49	0.06	1.53	1.59	(0.10)	(1.13)	(1.23)	9.85	18.39	27,400	0.85	1.11	0.62	148
9/30/2006	9.27	0.09	0.64	0.73	(0.05)	(0.46)	(0.51)	9.49	8.13	23,096	0.85	1.26	0.98	143
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
c	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
d	Computed on an annualized basis for periods less than one year, if applicable.
e	The expense limit changed during the period.

48

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains[b]	Total distributions	Redemption fees[b,c]	Net asset value, end of the period	Total return(%)[d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[e]	Net investment income(%)[e]	Portfolio turnover rate(%)
GLOBAL MARKETS FUND
Class Y
9/30/2010	$12.54	$0.29	$2.28	$2.57	$(0.33)	$—	$(0.33)	$—	$14.78	21.02	$144,780	1.00	1.04	2.20	99
9/30/2009	11.70	0.38	0.75[g]	1.13	(0.29)	(0.00)	(0.29)	—	12.54	10.49	108,728	1.00	1.01	3.79	114
9/30/2008	15.87	0.30	(3.48)	(3.18)	(0.55)	(0.44)	(0.99)	0.00	11.70	(21.66)	120,322	0.99[h]	0.99[h]	2.06	133
9/30/2007	12.51	0.24	3.39	3.63	(0.27)	—	(0.27)	0.00	15.87	29.36	80,824	1.00	1.02	1.70	78
9/30/2006*	11.84	0.19	0.64	0.83	(0.16)	—	(0.16)	0.00	12.51	7.07	58,650	1.00	1.19	1.58	103
*	Prior to the close of business on February 1, 2006, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
e	Computed on an annualized basis for periods less than one year, if applicable.
f	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
g	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
h	Includes fee/expense recovery of less than 0.01%.

49

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income (loss)[a,b]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[d]	Net investment income (loss)(%)[d]	Portfolio turnover rate(%)
GROWTH FUND
Class Y
9/30/2010	$4.73	$(0.00)	$0.70	$0.70	$—	$—	$—	$5.43	15.01	$53,299	0.93[f]	0.95	(0.05)	163
9/30/2009	5.24	0.01	(0.52)	(0.51)	—	—	—	4.73	(9.73)	57,033	0.75	0.75	0.18	191
9/30/2008	7.32	0.01	(2.09)	(2.08)	—	—	—	5.24	(28.42)	75,389	0.66	0.66	0.11	179
9/30/2007	6.08	(0.00)	1.24	1.24	—	—	—	7.32	20.39	124,663	0.67	0.67	(0.02)	134
9/30/2006	6.26	0.02	(0.20)	(0.18)	—	—	—	6.08	(2.88)	121,478	0.80[g]	0.80[g]	0.31	174
a	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
d	Computed on an annualized basis for periods less than one year, if applicable.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	The expense limit changed during the period.
g	Includes fee/expense recovery of 0.07%.

50

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment loss[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b]	Net assets, end of the period (000’s)	Net expenses(%)[c,d]	Gross expenses(%)[d]	Net investment income (loss)(%)[d]	Portfolio turnover rate(%)
MID CAP GROWTH FUND
Class Y*
9/30/2010	$18.84	$(0.07)[e]	$5.76	$5.69	$—	$—	$—	$24.53	30.20	$33,757	1.00	1.22	(0.34)[e]	191
9/30/2009	21.70	(0.05)[f]	(2.81)	(2.86)	—	—	—	18.84	(13.18)	27,057	1.00	1.12	(0.27)[f]	292
9/30/2008	27.51	(0.10)	(5.71)	(5.81)	—	—	—	21.70	(21.12)	25,779	1.00[g]	1.00[g]	(0.36)	299
9/30/2007	20.13	(0.11)[h]	7.49	7.38	—	—	—	27.51	36.66	24,143	1.00	1.10	(0.47)	194
9/30/2006	19.00	(0.10)	1.23	1.13	—	—	—	20.13	5.95	17,467	1.00	1.12	(0.49)	211
*	Prior to the close of business on February 2, 2009, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
a	Per share net investment loss has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
c	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
d	Computed on an annualized basis for periods less than one year, if applicable.
e	Includes a non-recurring dividend, the character of which has not yet been determined by the issuer. Without this dividend, net investment loss per share would have been $(0.16) and the ratio of net investment loss to average net assets would have been (0.76)%.
f	Includes a non-recurring dividend of $0.03 per share. Without this dividend, net investment loss per share would have been $(0.08) and the ratio of net investment loss to average net assets would have been (0.46)%.
g	Includes fee/expense recovery of less than 0.01%.
h	Includes a non-recurring payment of $0.02 per share.

51

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b]	Net assets, end of the period (000’s)	Net expenses(%)[c,d]	Gross expenses(%)[d]	Net investment income(%)[d]	Portfolio turnover rate(%)
VALUE FUND
Class Y*
9/30/2010	$16.47	$0.31[e]	$0.23	$0.54	$(0.19)	$—	$(0.19)	$16.82	3.28	$788,937	0.71	0.71	1.86[e]	54
9/30/2009	18.01	0.28	(1.54)	(1.26)	(0.28)	—	(0.28)	16.47	(6.66)	574,439	0.66	0.66	1.97	47
9/30/2008	23.54	0.32	(4.45)	(4.13)	(0.25)	(1.15)	(1.40)	18.01	(18.67)	303,182	0.65	0.66	1.58	36[f]
9/30/2007	21.05	0.27	3.27	3.54	(0.14)	(0.91)	(1.05)	23.54	17.25	182,002	0.72[g]	0.72[g]	1.19	41
9/30/2006	18.72	0.22	3.17	3.39	(0.27)	(0.79)	(1.06)	21.05	18.92	71,147	0.85	0.91	1.13	36
Admin Class
9/30/2010**	16.72	0.18[e]	(0.16)	0.02	—	—	—	16.74	0.12	1	1.29	1.29	1.59[e]	54
*	Prior to the close of business on June 1, 2007, the Fund offered Institutional Class shares, which were redesignated as Class Y shares on that date.
**	From commencement of Class operations on February 1, 2010 through September 30, 2010.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
c	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
d	Computed on an annualized basis for periods less than one year, if applicable.
e	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.18 and $0.05 for Class Y and Admin Class shares, respectively, and the ratio of net investment income to average net assets would have been 1.08% and 0.50% for Class Y and Admin Class shares, respectively.
f	Portfolio turnover excludes the impact of assets resulting from a merger with another fund.
g	Includes fee/expense recovery of 0.01%.

52

Glossary of Terms

Glossary of TermsCapital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year. Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Earnings growth — A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock’s price to rise. Fundamental analysis — An analysis of the financials and operations of a company in order to value the securities of the company. Fundamental analysis considers, among other things, assets, liabilities, earnings, sales, products, management and markets. By appraising a company’s prospects, analysts using such an approach seeks to determine whether a particular stock or group of stocks is undervalued or overvalued at its current market price. Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing. Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager. Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Price-to-book ratio — Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio). Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid. Swap agreements — Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a credit default swap, one party agrees to make periodic payments to a counterparty, in exchange for the right to receive a payment in the event of default of the underlying reference security. Target price — Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year’s time, for instance. Technical analysis — The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume, price studies and similar factors. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract. Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Value investing — An investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments.

53

Glossary of Terms

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC. Yield-to-maturity — The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

54

If you would like more information about the Funds, the following documents are available free upon request: Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ga.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents: In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request. Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.
Investment Company Act File No. 811-06241
 YL51-0211

Class J
Loomis Sayles Investment Grade Bond Fund	LIGJX

PROSPECTUS

February 1, 2011

The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a crime.

contents
fund summary	1
Loomis Sayles Investment Grade Bond Fund	1
more information about investment strategies	6
more about risk	9
management	11
Investment Adviser	11
Portfolio Managers	11
general information	12
How Fund Shares Are Priced	12
Sales Charge	13
Service and Distribution Plan	13
How To Purchase Shares	14
How To Redeem Shares	14
Restrictions On Buying, Selling and Exchanging Shares	15
Dividends and Distributions	15
Tax Consequences	16
financial highlights	17
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Loomis Sayles Investment Grade Bond Fund

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)	Investment Grade Bond Fund — Class J
Maximum sales charge(load) imposed on purchases (as a percentage of offering price)	3.50%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Investment Grade Bond Fund— Class J
Management fees	0.40%
Distribution and/or service (12b-1) fees	0.75%
Other expenses	0.15%
Total annual fund operating expenses	1.30%
Fee waiver and/or expense reimbursement*	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%
Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investment Grade Bond Fund Class J	$478	$748	$1,038	$1,863
*	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.30% of the Fund’s average daily net assets for Class J Shares, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.30% of the Fund’s average daily net assets for Class J shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (Moody’s Investors Services, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Rating Group (“S&P”)) or, if unrated, are determined by Loomis Sayles to be

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of comparable quality. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s, Fitch or S&P) has rated the securities in one of their top four ratings categories) or, if unrated, are determined by Loomis Sayles to be of comparable quality. There is no minimum rating for securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles’ expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles’ expectations concerning the potential return of those investments.

Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market-related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

In connection with its principal investment strategies, the Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may also invest in supranational entities, corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities, when-issued securities, convertible securities, Rule 144A securities, repurchase agreements and structured notes. The Fund may also engage in foreign currency hedging transactions and swap transactions (including credit default swaps) and other derivative transactions for hedging or other investment purposes.

Principal Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.
Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.
Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.

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Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them.

Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities.
Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment.
Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.
Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-U.S. Shareholder Risk: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time.

If such redemptions were to occur, the Fund would likely be required to dispose of securities that Loomis Sayles would otherwise prefer to hold, which would result in costs to the Fund and its shareholders such as increased brokerage commissions and other transaction costs, market impact costs and taxes on realized gains. In addition, the decreased size of the Fund would likely cause its total expense ratio to increase.

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Risk/Return Bar Chart and Table

The following bar chart and table give an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

During the period shown in the bar chart, the Fund’s best quarter was 12.35% (Second quarter of 2009), and the Fund’s worst quarter was -7.38% (Third quarter of 2008).
Average Annual Total Returns for the periods ended December 31, 2010
	One Year	Five Years	Ten Years
Loomis Sayles Investment Grade Bond Fund – Class J
Return Before Taxes	6.87%	6.79%	7.78%
Return After Taxes on Distributions	4.75%	4.80%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	4.66%	4.63%	5.42%
Barclays Capital U.S. Government/Credit Bond Index	6.59%	5.56%	5.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans, or individual retirement accounts.

Management

Investment Adviser

Loomis, Sayles & Company, L.P.

Portfolio Managers

Matthew J. Eagan, CFA, vice president of Loomis Sayles, has served as an associate portfolio manager of the Fund since September 2006.

Daniel J. Fuss, CFA, vice chairman, director and managing partner of Loomis Sayles, has served as portfolio manager or co-portfolio manager of the Fund since December 1996.

Kathleen C. Gaffney, CFA, vice president of Loomis Sayles, has served as an associate portfolio manager of the Fund since September 2006.

Elaine M. Stokes, vice president of Loomis Sayles, has served as an associate portfolio manager of the Fund since September 2006.

Purchase and Sale of Fund Shares

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

The Fund’s shares are redeemable on the days the New York Stock Exchange is open for trading through your broker-dealer.

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Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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more information about investment strategies

Loomis Sayles Investment Grade Bond Fund

Investment Objective The investment objective may be changed without shareholder approval. The Fund will provide prior written notice to shareholders before changing the investment objective.

Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Temporary Defensive Measures

As a temporary defensive measure, the Fund may invest any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal.

Derivatives Transactions

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate or index. Examples of derivatives include options, futures and swap transactions, forward transactions and foreign currency transactions. The Fund may (but is not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk (“hedging”). When a derivative security (a security whose value is based on another security, currency, index or other instrument) is used as a hedge against an offsetting position that the Fund also holds, any loss generated by the derivative security should be substantially offset by a gain on the hedged instrument, and vice versa. The Fund may also use derivatives for leverage, which increases opportunities for gain, to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions.

Repurchase Agreements

Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended, (the “1940 Act”), a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate of interest unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on its cash at what is expected to be minimal market risk. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if Loomis Sayles believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). There is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including possible declines in the value of the underlying security, possible reduced levels of income, inability to enforce rights and expenses involved in attempted enforcement. Repurchase agreements maturing in more than seven days may be considered illiquid securities.

Securities Lending

The Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions, provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see the section “Investment Strategies” in the Statement of Additional Information (“SAI”) for details. When the Fund lends portfolio securities, its investment performance

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will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to a Fund, although the Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Funds may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. The Funds’ securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight.
Structured Notes

The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators (“reference instruments”). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund’s exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

Transactions With Other Investment Companies

Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)(an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are subsidiaries of Natixis Global Asset Management, L.P. (“Natixis US”), theFund and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the 1940 Act.
Pursuant to such exemptive relief, the Fund may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Fund and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P. (“Westpeak”). Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Fund, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Daily Income Fund will participate in the credit facility only as a lender. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Fund’s Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Fund’s Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Fund may engage in the transactions described above without further notice to shareholders. The Fund may also make investments in related investment companies to the extent permitted by SEC regulations.

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Percentage Investment Limitations

Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

A “snapshot” of the Fund’s investments may be found in the Fund’s annual and semiannual reports. In addition, a list of the Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Fund’s website at www.loomissayles.com (click on “Investor Type,” “Mutual Funds” and then “Holdings”). These holdings will remain accessible on the website until the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of the Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund’s website at www.loomissayles.com (click on “Investor Type,” “Mutual Funds,” and then “Holdings”). Please see the back cover of this Prospectus for more information on obtaining a copy of the Fund’s current annual or semiannual report.

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more about risk

This section provides more information on certain principal risks that may affect the Fund’s portfolio. In seeking to achieve their investment goals, the Fund may also invest in various types of securities and engage in various investment practices which are not a principal focus of the Fund and therefore are not described in this Prospectus. These securities and investment practices and their associated risks are discussed in the Fund’s SAI, which is available without charge upon request (see back cover).

Derivatives Risk

To the extent that a Fund uses a derivative security for purposes other than as a hedge, or if a Fund hedges imperfectly, a Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leverage risk, and to earn income, enhance yield or broaden the Fund’s diversification by gaining exposure to issuers, indices, sectors, currencies and/or geographic regions. The use of derivatives for these purposes entails greater risk than using derivatives solely for hedging purposes.

Funds that use derivatives also face additional risks, such as liquidity risk, market risk, management risk, the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. This could, for example, cause a derivative transaction to imperfectly hedge the risk which it was intended to hedge. The Fund’s use of derivative instruments may involve risks greater than the risks associated with investing directly in securities and other traditional investments, may cause the Fund to lose more than the principal amount invested and may subject the Fund to the potential for unlimited loss. The Fund may be required to sell other securities at inopportune times to meet collateral requirements on its derivatives transactions. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful.

Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Loomis Sayles monitors the creditworthiness of the Fund’s derivative counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Non-U.S. Securities Risk

This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and a small number of securities. In addition, non-U.S. companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire non-U.S. investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the U.S. or through depositary receipt programs such as American Depositary Receipts.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at the price or at the time desired. Liquidity issues could also make it difficult to value the Fund’s investments, which could also negatively impact NAV. An unrated security may be less liquid than a comparable rated security and involves the

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risk that Loomis Sayles may not accurately evaluate the security’s comparative credit rating. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

Mortgage-Related and Asset-Backed Securities Risk
Mortgage-related securities, such as Government National Mortgage Association certificates or securities issued by the Federal National Mortgage Association, differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets (or other asset-backed securities) at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-related securities (or other asset-backed securities) at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.
The value of some mortgage-backed and asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of Loomis Sayles to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-backed securities (and other asset-backed securities) has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

10

management

Investment Adviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the investment adviser to the Fund. Loomis Sayles is a subsidiary of Natixis US which is part of Natixis Asset Management Group, an international asset management group based in Paris, France. Founded in 1926, Loomis Sayles is one of the oldest investment firms in the U.S. with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles is responsible for making investment decisions for the Fund and for providing general business management and administration to the Fund.
The aggregate advisory fee paid by the Fund during the fiscal year ended September 30, 2010, as a percentage of the Fund’s average daily net asset was 0.40%.
A discussion of the factors considered by the Fund’s Board of Trustees in approving the Fund’s investment advisory contract is available in the Fund’s annual report for the fiscal year ended September 30, 2010.

Portfolio Managers

The following persons have had primary responsibility for the day-to-day management of the Fund’s portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision-makers. Each portfolio manager has been employed by Loomis Sayles for at least five years.

Matthew J. Eagan has served as an associate portfolio manager of the Fund since September 2006. Mr. Eagan, Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. He received a B.A. from Northeastern University and an M.B.A. from Boston University. Mr. Eagan holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.
Daniel J. Fuss has served as portfolio manager or co-portfolio manager of the Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and joined Loomis Sayles in 1976. He received a B.S. and an M.B.A. from Marquette University. Mr. Fuss holds the designation of Chartered Financial Analyst and has over 52 years of investment experience.
Kathleen C. Gaffney has served as an associate portfolio manager of the Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. She received a B.A. from the University of Massachusetts. Ms. Gaffney holds the designation of Chartered Financial Analyst and has over 26 years of investment experience.
Elaine M. Stokes has served as an associate portfolio manager of the Fund since September 2006. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 23 years of investment experience.

Please see the SAI for information regarding portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

11

general information

How Fund Shares Are Priced

NAV is the price of one share of the Fund without a sales charge and is calculated each business day using this formula:

Net Asset Value	=	Total market value of securities + Cash and other assets - Liabilities
Number of outstanding shares

The NAV of Fund shares is determined pursuant to policies and procedures approved by the Fund’s Board of Trustees as summarized below:

  A share’s NAV is determined at the close of regular trading on the New York Stock Exchange (the “NYSE”) on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”1 Requests received by the Fund after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order by 4:00 p.m., Eastern time, the shareholder will receive that day’s NAV. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  A fund significantly invested in non-U.S. securities may have NAV changes on days when you cannot buy or sell its shares.
[1]	Please see the “How to Purchase Shares” section of this Prospectus which provides additional information regarding who can receive a purchase order.

Generally, Fund securities are valued as follows:

Debt securities (other than short-term obligations). Based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (purchased with an original orremaining maturity of 60 days or less). Amortized cost (which approximates market value).
Securities traded on non-U.S. exchanges. Market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Fund’s Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Fund’s NAV is calculated.

Options. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Exchange-traded index options and foreign exchange-traded single equity options are valued at the average of the closing bid and asked quotations.

Futures. Unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.

Swaps. Market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
Foreign Currency Forward Contracts. Interpolated prices from information provided by an independent pricing service.
All other securities. Fair market value as determined by Loomis Sayles pursuant to procedures approved by the Board of Trustees.

12

As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Fund’s Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Fund may also value securities at fair value or estimate their value pursuant to procedures approved by the Fund’s Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or non-U.S. markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Sales Charge

As described below, a sales charge will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share NAV next calculated after a proper investment order is received by the Fund’s transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.

Sales Charge as a Percentage of Offering Price
3.50%
Sales Charge as a Percentage of Net Amount Invested
3.63%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. The sales charge is allocated between your broker-dealer and the Distributor. The amount reallowed to broker-dealers is 3.00% of the public offering price. The Fund receives the NAV of the shares purchased.

Service and Distribution Plan

The Fund has adopted a service and distribution plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay the Distributor a monthly service fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares and a monthly distribution fee of 0.50% of the Fund’s average daily assets attributable to Class J shares. The Distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal services to shareholders or maintaining shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund’s shares as distribution fees in connection with the sale of the Fund’s shares. The Distributor retains the balance of these fees as compensation for its services as distributor. Because distribution and service fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

The Distributor, the Adviser and their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Fund, make payments in addition to the payments described in this section to dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and other transfer agency-related services to dealers and intermediaries that sell Fund shares.

The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Fund receiving certain marketing or service advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and other financial intermediaries. Please also contact your dealer or financial intermediary for details about payments it may receive.

13

How To Purchase Shares

You can buy shares of the Fund through a broker-dealer that has been approved by the Distributor, which can be contacted at Loomis Sayles Distributors, L.P., One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company or your broker-dealer generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund’s NAV on that day.

By check. All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. Third party checks, starter checks and credit card convenience checks will not be accepted. When you make an investment by check through your broker-dealer, you will be permitted to redeem that investment however the Fund may withhold payment until the check has cleared or the shares have been in your account for 15 days.
By wire. You also may wire subsequent investments by using the following wire instructions. Your bank may charge a fee for transmitting funds by wire.

State Street Bank and Trust Company
ABA No. 011000028
DDA 4133-426-9
Attn: Custody and Shareholder Services
Investment Grade Bond Fund — Class J

The Fund and the Distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the NYSE is open for business. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described in the section “How to Redeem Shares.”

The Distributor may accept telephone orders from broker-dealers who have been previously approved by the Distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the Distributor promptly.

Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. See the section “Restrictions on Buying, Selling and Exchanging Shares” below.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

How To Redeem Shares

You can redeem shares of the Fund through your broker-dealer any day the on which the NYSE is open for business. If you are redeeming shares that you purchased within the past 15 days by check, your redemption proceeds may be delayed until your payment for the shares clears.
Your redemptions generally will be wired to your broker-dealer on the first business day after your request is received in good order, although it may take longer.
Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed by up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in-kind. If a shareholder receives a distribution in-kind, the shareholder will bear the market risk associated with the distributed securities and would incur brokerage or other charges in converting the securities to cash.

14

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity), your address, telephone number, account number and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

All owners of shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity).

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

Restrictions On Buying, Selling and Exchanging Shares

The Fund discourages excessive short-term trading that may be detrimental to the Fund and its shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as non-U.S. securities, high yield securities or small cap securities) may also have increased exposure to these risks.

Due to legal and operational constraints on the Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Fund. However, the Fund reserves the right to suspend or change the terms of purchasing or exchanging Class J shares, and to apply specific limits on frequent trading of Class J shares. In addition, the Fund and the Distributor each reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund, or if the Fund or the Distributor has reason to believe that the purchase or exchange order is that of an underlying shareholder who has or who may plan to engage in disruptive short-term trading.

Dividends and Distributions

It is the policy of the Fund to pay its shareholders each year, as dividends, all or substantially all of its net investment income. The Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Fund’s Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.

You may choose to:

  reinvest all distributions in additional shares; or
  have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

Trade Activity Monitoring. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. However, because of the legal and operational constraints noted above, the Fund and the Distributor will be severely limited in their ability to detect market timing activity, and investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.

15

Tax Consequences

The discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund to a non-U.S. shareholder (including a shareholder that is, for U.S. federal income tax purposes, a nonresident alien individual who does not have a “substantial presence” in the United States under the Code, a non-U.S. estate, a non-U.S. trust, a non-U.S. corporation, or a non-U.S. partnership). Information regarding the taxation of U.S. shareholders is contained in the SAI.

Taxation of Distributions from the Fund; Sale or Exchange of Fund Shares. Distributions of investment income (including distributions derived from interest income and short-term capital gains) are generally subject to a U.S. withholding tax of 30% when paid to you. If you are resident in a country that has an income tax treaty with the United States, you may be eligible for a reduced withholding rate (upon filing of appropriate forms), and you are urged to consult your tax adviser regarding the applicability and effect of such a treaty. For residents of Japan who qualify for treaty benefits, the withholding tax rate applicable to distributions from the Fund will generally be 10% under the U.S.-Japan tax treaty that is currently in force.

Effective for taxable years of the Fund beginning before January 1, 2012, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. The Fund generally intends to make such designations.
Distributions attributable to the excess of net long-term capital gains from the sale of investments the Fund owned for more than one year over net short-term capital losses and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), and any gain realized by you upon the sale, exchange, or redemption of Fund shares, will generally not be subject to U.S. withholding or income tax.
However, any such Capital Gain Dividend or gain will be subject to U.S. tax if (i) such Capital Gain Dividend or gain is effectively connected with the conduct of a trade or business carried on within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the Capital Gain Dividend or sale and certain other conditions are met.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Taxation of Certain Fund Investments. The Fund’s investments in non-U.S. securities may be subject to non-U.S. withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, the Fund’s investments in non-U.S. securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such investments. Thus, the Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

Backup Withholding. Redemption proceeds and distributions of investment income and net capital gain may be subject to backup withholding at a rate of 28% if certain conditions are not met, including if you fail to certify as to your status as a non-U.S. person. The backup withholding tax rate will be 31% for amounts paid after December 31, 2012. Non-U.S. shareholders in the Fund should consult their tax advisers in this regard.
Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

You should consult your tax adviser for more information on your own tax situation, including possible federal, state, local, non-U.S. or other applicable taxes.

16

financial highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report to shareholders. The annual report is incorporated by reference into the SAI and both are available free of charge upon request from the Distributor.

17

financial highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)(b)(c)	Net assets, end of the period (000’s)	Net expenses(%)(d)(e)	Gross expenses(e)	Net investment income(%)(e)	Portfolio turnover rate(%)
Class J
9/30/2010	$11.63	$0.49	$0.95	$1.44	$(0.50)	$(0.03)	$(0.53)	$12.54	12.77	$133,034	1.30(g)	1.30(g)	4.09	25
9/30/2009	10.53	0.55	1.22	1.77	(0.54)	(0.13)	(0.67)	11.63	18.05	151,617	1.30	1.31	5.48	30
9/30/2008	11.71	0.54	(1.14)	(0.60)	(0.58)	—	(0.58)	10.53	(5.50)	167,775	1.28	1.28	4.66	35
9/30/2007	11.34	0.52	0.42	0.94	(0.57)	—	(0.57)	11.71	8.52	180,453	1.28	1.28	4.57	35
9/30/2006	11.69	0.46	0.11	0.57	(0.70)	(0.22)	(0.92)	11.34	5.29	214,894	1.30(f)	1.30(f)	4.09	35
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(c)	A sales charge is not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.03%.
(g)	Includes fee/expense recovery of 0.01%.

18

If you would like more information about the Fund, the following documents are available free upon request:

Annual and Semiannual Reports

Provide additional information about the Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more detailed information about the Fund and its investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference.

To order a free copy of the Fund’s annual or semiannual reports or its SAI, or to make shareholder inquiries generally, contact your financial representative, or Loomis Sayles at 800-633-3330. The Fund does not make its annual and semiannual reports and SAI for its Class J shares available through a website due to the limited eligibility for purchasing Fund shares.

Information about the Fund, including its reports and SAIs, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund’s reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Loomis Sayles Distributors, L.P. (“Loomis Sayles Distributors”), an affiliate of Loomis Sayles, and other firms selling shares of Loomis Sayles Funds are members of the Financial Industry Regulatory Authority (“FINRA”). As a service to investors, FINRA has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting FINRA at 1-800-289-9999 or by visiting its website at www.FINRA.org.

Loomis Sayles Distributors distributes Class J shares of the Fund. If you have a complaint concerning Loomis Sayles Distributors or any of its registered representatives or associated persons, please direct it to Loomis Sayles Distributors, L.P., Attn: Director of Compliance, One Financial Center, Boston, MA 02111 or call us at 800-633-3330.

P.O. Box 219594
Kansas City, MO 64121-9594
800-633-3330
www.loomissayles.com

Loomis Sayles Funds II
File No. 811-06241

Prospectus February 1, 2011
	Class A	Class B	Class C
Loomis Sayles Core Plus Bond Fund	NEFRX	NERBX	NECRX
Loomis Sayles High Income Fund	NEFHX	NEHBX	NEHCX
Loomis Sayles International Bond Fund	LSIAX		LSICX
Loomis Sayles Investment Grade Bond Fund	LIGRX	LGBBX	LGBCX
Loomis Sayles Limited Term Government and Agency Fund	NEFLX	NELBX	NECLX
Loomis Sayles Strategic Income Fund	NEFZX	NEZBX	NECZX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Loomis Sayles Core Plus Bond Fund	1
Loomis Sayles High Income Fund	6
Loomis Sayles International Bond Fund	11
Loomis Sayles Investment Grade Bond Fund	16
Loomis Sayles Limited Term Government and Agency Fund	21
Loomis Sayles Strategic Income Fund	26
Investment Goals, Strategies and Risks	31
More Information About the Funds	31
Loomis Sayles Core Plus Bond Fund	31
Loomis Sayles High Income Fund	35
Loomis Sayles International Bond Fund	38
Loomis Sayles Investment Grade Bond Fund	41
Loomis Sayles Limited Term Government and Agency Fund	44
Loomis Sayles Strategic Income Fund	47
Management Team	50
Meet the Funds’ Investment Adviser	50
Meet the Funds’ Portfolio Managers	51
Fund Services	52
Investing in the Funds	52
How Sales Charges Are Calculated	53
Compensation to Securities Dealers	56
It’s Easy to Open an Account	57
Minimum Balance Policy	57
Buying Shares	59
Selling Shares	60
Selling Shares in Writing	61
Exchanging Shares	61
Restrictions on Buying, Selling and Exchanging Shares	62
How Fund Shares Are Priced	63
Dividends and Distributions	64
Tax Consequences	65
Additional Investor Services	66
Financial Performance	66
Glossary of Terms	74
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Loomis Sayles Core Plus Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 53 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.41%	0.41%	0.41%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.24%	0.24%	0.24%
Total annual fund operating expenses	0.90%	1.65%	1.65%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%	1.65%	1.65%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$538	$668	$168	$268	$168
3 years	$724	$820	$520	$520	$520
5 years	$926	$1,097	$897	$897	$897
10 years	$1,508	$1,754	$1,754	$1,955	$1,955
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), the Fund’s advisory administrator, have given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90%, 1.65% and 1.65% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.90%, 1.65% and 1.65% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

1

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays Capital U.S. Aggregate Bond Index fluctuates, as of December 31, 2010, the effective duration was 4.90 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest. The Fund’s investments may include, for example, securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities.The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to certain non-benchmark sectors. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cashflow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considered economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value. In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash-flow stability to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth. In connection with its principal investment strategies, the Fund may also invest in Rule 144A securities, structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. The Fund may also engage in currency transactions. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.

2

Fund Summary

Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value.

3

Fund Summary

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 7.84%
Lowest Quarterly Return: Third Quarter 2008, -4.26%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Core Plus Bond Fund Class A – Return Before Taxes	5.38%	6.67%	5.80%
Return After Taxes on Distributions	3.62%	4.75%	3.82%
Return After Taxes on Distributions & Sales of Fund Shares	3.46%	4.54%	3.74%
Class B – Return Before Taxes	4.55%	6.58%	5.52%
Class C – Return Before Taxes	8.52%	6.86%	5.50%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
The Fund’s current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. The results shown above, for periods prior to June 2001, reflect results achieved by a different subadviser.

4

Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersPeter W. Palfrey, CFA, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 1996.Richard G. Raczkowski, co-Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 1999.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary

Loomis Sayles High Income Fund
Investment Goal The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 53 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.35%	0.34%	0.35%
Total annual fund operating expenses	1.20%	1.94%	1.95%
Fee waiver and/or expense reimbursement[1]	0.05%	0.04%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.15%	1.90%	1.90%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$562	$693	$193	$293	$193
3 years	$809	$905	$605	$607	$607
5 years	$1,075	$1,243	$1,043	$1,048	$1,048
10 years	$1,835	$2,069	$2,069	$2,271	$2,271
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.15%, 1.90% and 1.90% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.15%, 1.90% and 1.90% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

6

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment StrategiesUnder normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade securities (commonly known as “junk bonds”). There is no minimum rating for the securities in which the Fund may invest. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. The Adviser performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. The Adviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. The Adviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. The Adviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. The Adviser seeks to diversify the Fund’s holdings to reduce the inherent risk in below investment-grade fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in structured notes, zero-coupon securities, pay-in-kind securities, Rule 144A securities, futures, swaps (including credit default swaps) and other derivatives. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.

7

Fund Summary

Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

8

Fund Summary

Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 16.38%
Lowest Quarterly Return: Fourth Quarter 2008, -18.10%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles High Income Fund Class A – Return Before Taxes	8.57%	6.84%	5.33%
Return After Taxes on Distributions	5.95%	4.09%	2.39%
Return After Taxes on Distributions & Sales of Fund Shares	5.48%	4.16%	2.65%
Class B – Return Before Taxes	7.79%	6.70%	5.01%
Class C – Return Before Taxes	11.59%	6.99%	5.00%
Barclays Capital U.S. Corporate High-Yield Bond Index	15.12%	8.91%	8.88%
The returns shown in the bar chart and table for the periods prior to September 15, 2003 reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMatthew J. Eagan, CFA, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2002.Kathleen C. Gaffney, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2002.Elaine M. Stokes, Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2007.

9

Fund Summary

Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Fund Summary

Loomis Sayles International Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of high current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 53 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	1.00%
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C
Management fees	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%
Other expenses	0.64%	0.64%
Total annual fund operating expenses	1.49%	2.24%
Fee waiver and/or expense reimbursement[1]	0.39%	0.39%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.10%	1.85%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class C
		If shares are redeemed	If shares are not redeemed
1 year	$557	$288	$188
3 years	$863	$663	$663
5 years	$1,191	$1,164	$1,164
10 years	$2,118	$2,544	$2,544
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.10% and 1.85% of the Fund’s average daily net assets for Class A and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.10% and 1.85% of the Fund’s average daily net assets for Class A and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

11

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States. Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for securities in which the Fund will invest. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or for hedging purposes. In deciding which securities to buy and sell, the Adviser may consider, among other things, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, currency considerations and the Adviser’s expectations regarding general trends in interest rates. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. The Adviser’s credit research team provides deep fundamental and quantitative analysis as well ratings on over 1,000 credits worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, the Adviser analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, the Adviser analyzes whether to accept or to hedge the currency risk. In certain instances, the Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The fixed-income securities in which the Fund may invest include public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers, including, but not limited to, corporations, governments (including their agencies, instrumentalities and sponsored entities), supranational entities, partnerships and trusts. The Fund may also invest in preferred stocks, convertible securities, when-issued securities, Rule 144A securities, mortgage- or asset-backed securities and zero-coupon securities issued by any of the above-named entities.In connection with its principal investment strategies, the Fund may also invest in inflation- and index-linked securities, senior loans, structured notes, common stocks (limited to shares acquired as a result of a financial restructuring, bankruptcy or similar transaction or from an exchange or conversation of a permissible security held in the portfolio), derivatives, including options, futures, and options on futures, forward contracts and swap contracts (including credit default swaps). The Fund may also engage in active and frequent trading of securities. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

12

Fund Summary

Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as forward currency contracts, structured notes, options and futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

13

Fund Summary

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”).Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the one-year and life-of-fund periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2010, 11.59%
Lowest Quarterly Return: First Quarter 2009, -3.76%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Life of Fund (2/1/08)
Loomis Sayles International Bond Fund Class A – Return Before Taxes	2.07%	4.61%
Return After Taxes on Distributions	0.89%	3.40%
Return After Taxes on Distributions & Sales of Fund Shares	1.47%	3.23%
Class C – Return Before Taxes	5.10%	5.45%
Barclays Capital Global Aggregate ex-USD Bond Index	4.95%	4.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

14

Fund Summary

ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersKenneth M. Buntrock, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.David W. Rolley, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.Lynda L. Schweitzer, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Fund Summary

Loomis Sayles Investment Grade Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 53 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.40%	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses*	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.81%	1.56%	1.56%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.81%	1.56%	1.56%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$529	$659	$159	$259	$159
3 years	$697	$793	$493	$493	$493
5 years	$879	$1,050	$850	$850	$850
10 years	$1,407	$1,655	$1,655	$1,856	$1,856
*	Other expenses have been restated to reflect current expenses.
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.95%, 1.70% and 1.70% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.95%, 1.70% and 1.70% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

16

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market-related securities, which are securities that may not have a direct correlation with changes in interest rates. The Adviser believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Adviser generally prefers securities that are protected against calls (early redemption by the issuer). In connection with its principal investment strategies, the Fund may also invest any portion of its assets in securities of Canadian issuers, up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may also invest in supranational entities, corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities, when-issued securities, convertible securities, Rule 144A securities and structured notes. The Fund may also engage in foreign currency hedging transactions, repurchase agreements and swap transactions (including credit default swaps) and other derivatives transactions for hedging or investment purposes. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.

17

Fund Summary

Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Non-U.S. Shareholder Risk: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

18

Fund Summary

Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 12.47%
Lowest Quarterly Return: Third Quarter 2008, -7.34%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Investment Grade Bond Fund Class A – Return Before Taxes	6.24%	7.08%	8.17%
Return After Taxes on Distributions	3.96%	4.91%	5.81%
Return After Taxes on Distributions & Sales of Fund Shares	4.24%	4.77%	5.64%
Class B – Returns Before Taxes	5.30%	6.84%	7.72%
Class C – Returns Before Taxes	9.41%	7.25%	7.77%
Barclays Capital U.S. Government/Credit Bond Index	6.59%	5.56%	5.83%
The returns shown in the chart and table for Class A shares prior to September 15, 2003 are those of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales loads of Class A shares. From December 18, 2000 to January 31, 2002, during which time Retail Class shares were not outstanding, performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class B and Class C shares (September 12, 2003), performance is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses and sales loads of Class B and Class C shares, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMatthew J. Eagan, CFA, Portfolio Manager and Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2006.Daniel J. Fuss, CFA, Vice Chairman, Director and Managing Partner of the Adviser, has served as co-portfolio manager of the Fund since 1996.Kathleen C. Gaffney, CFA, Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2006.Elaine M. Stokes, Vice President of the Adviser, has served as an associate portfolio manager of the Fund since 2006.

19

Fund Summary

Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Fund Summary

Loomis Sayles Limited Term Government and Agency Fund
Investment Goal The Fund seeks high current return consistent with preservation of capital. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 53 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.00%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.49%	0.49%	0.49%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses	0.23%	0.23%	0.23%
Total annual fund operating expenses	0.97%	1.72%	1.72%
Fee waiver and/or expense reimbursement1*	0.12%	0.12%	0.12%
Total annual fund operating expenses after fee waiver and/or expense reimbursement*	0.85%	1.60%	1.60%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$384	$663	$163	$263	$163
3 years	$588	$830	$530	$530	$530
5 years	$809	$1,122	$922	$922	$922
10 years	$1,443	$1,821	$1,821	$2,020	$2,020
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.85%, 1.60% and 1.60% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a

21

Fund Summary

class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.85%, 1.60% and 1.60% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
*	Have been restated to reflect current expense cap arrangements.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio. Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund’s portfolio characteristics including average credit rating of “AAA” by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services, Inc. (“Fitch”), or “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if the security is unrated, is determined by the Adviser to be of comparable quality, and effective duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. In connection with its principal investment strategies, the Fund may also invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s), zero-coupon bonds, Rule 144A securities, structured notes, foreign bonds denominated in U.S. dollars and related foreign currency transactions, asset-backed securities (if rated AAA by S&P or Fitch, or Aaa by Moody’s), mortgage-related securities including mortgage dollar rolls, futures, swaps (including credit default swaps) and other derivatives. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Agency Securities Risk: Agency securities are subject to fixed-income securities risk. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other

22

Fund Summary

party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return.

23

Fund Summary

Total Returns for Class A Shares
Highest Quarterly Return: Third Quarter 2001, 4.15%
Lowest Quarterly Return: Second Quarter 2004, -1.76
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund Class A – Return Before Taxes	1.97%	4.66%	4.27%
Return After Taxes on Distributions	1.01%	3.32%	2.84%
Return After Taxes on Distributions & Sales of Fund Shares	1.34%	3.19%	2.79%
Class B – Return Before Taxes	-0.65%	4.18%	3.85%
Class C – Return Before Taxes	3.35%	4.54%	3.86%
Barclays Capital U.S. 1-5 Year Government Bond Index	3.57%	4.92%	4.59%
The Fund’s current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. Thie results shown above, for periods prior to June 2001, reflect results achieved by a different subadviser. The returns shown in the bar chart and table for periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersJohn Hyll, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2003.Clifton V. Rowe, CFA, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2001.

24

Fund Summary

Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

Fund Summary

Loomis Sayles Strategic Income Fund
Investment Goal The Fund seeks high current income with a secondary objective of capital growth. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Natixis Fund Complex. More information about these and other discounts is available from your financial professional and in the section “How Sales Charges Are Calculated” on page 53 of the Prospectus and on page 106 in the section “Reduced Sales Charges” of the Statement of Additional Information (“SAI”).
Shareholder Fees(fees paid directly from your investment)	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.00%	1.00%
Redemption fees	None	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C
Management fees	0.56%	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%
Other expenses*	0.16%	0.16%	0.16%
Total annual fund operating expenses	0.97%	1.72%	1.72%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.97%	1.72%	1.72%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (except where indicated). The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class A	Class B		Class C
		If shares are redeemed	If shares are not redeemed	If shares are redeemed	If shares are not redeemed
1 year	$545	$675	$175	$275	$175
3 years	$745	$842	$542	$542	$542
5 years	$962	$1,133	$933	$933	$933
10 years	$1,586	$1,831	$1,831	$2,030	$2,030
*	Other expenses include Acquired Fund Fees and Expenses of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.25%, 2.00% and 2.00% of the Fund’s average daily net assets for Class A, B and C shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.25%, 2.00% and 2.00% of the Fund’s average daily net assets for Class A, B and C shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

26

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes). In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management. In connection with its principal investment strategies, the Fund may also invest in Rule 144A securities, structured notes, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities, futures, swaps (including credit default swaps) and other derivatives for hedging and investment purposes. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk,

27

Fund Summary

allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a

28

Fund Summary

mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund’s shares. A sales charge will reduce your return. Total Returns for Class A Shares
Highest Quarterly Return: Second Quarter 2009, 18.02%
Lowest Quarterly Return: Third Quarter 2008, -13.38%
Class B total returns in the table below do not reflect the automatic conversion of Class B shares to Class A shares after eight years.
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Strategic Income Fund Class A – Return Before Taxes	8.42%	6.85%	9.75%
Return After Taxes on Distributions	6.29%	4.53%	7.23%
Return After Taxes on Distributions & Sales of Fund Shares	5.42%	4.45%	6.90%
Class B – Return Before Taxes	7.66%	6.73%	9.44%
Class C – Return Before Taxes	11.68%	7.03%	9.45%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Barclays Capital U.S. Universal Bond Index	7.16%	5.90%	6.08%
The returns shown in the bar chart and table for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.

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Fund Summary

Portfolio ManagersMatthew J. Eagan, CFA, Portfolio Manager and Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2007.Daniel J. Fuss, CFA, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the Fund since 1995.Kathleen C. Gaffney, CFA, Vice President of the Adviser, has served as assistant portfolio manager of the Fund since 1996.Elaine M. Stokes, Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2007.Purchase and Sale of Fund SharesThe following chart shows the investment minimums for various types of accounts:
Type of Account	Minimum Initial Purchase	Minimum Subsequent Purchase
Any account other than those listed below	$2,500	$100
For shareholders participating in Natixis Funds’ Investment Builder Program	$1,000	$50
For Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA and Keogh plans using the Natixis Funds’ prototype document (direct accounts, not held through intermediary)	$1,000	$100
Coverdell Education Savings Accounts	$500	$100
The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Class B shares of the Fund are not currently offered for sale. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Goals, Strategies and Risks

More Information About the Funds Loomis Sayles Core Plus Bond FundInvestment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s, Fitch or S&P), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays Capital U.S. Aggregate Bond Index fluctuates, as of December 31, 2010, the effective duration was 4.90 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-USD securities. There is no minimum rating for the securities in which the Fund may invest.
 The Fund’s investments may include, for example, securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government sponsored agency debenture and pass-through securities, commercial mortgage-backed and asset-backed securities.The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to certain non-benchmark sectors. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cashflow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considered economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as:
  Fixed charge coverage
  The relationship between cash flows and debt service obligations
  The experience and perceived strength of management or security structure
  Price responsiveness of the security to interest rate changes
  Earnings prospects
  Debt as a percentage of assets
  Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, the Adviser employs the following strategies:
  Its research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank.

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Investment Goals, Strategies and Risks

  Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
  The Adviser continuously monitors an issuer’s creditworthiness or cash-flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns.
  The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
In connection with its principal investment strategies, the Fund may also:
  Invest in Rule 144A securities and structured notes.
  Invest in foreign securities, including those in emerging markets, and engage in currency transactions for hedging or investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in mortgage-related securities, including mortgage dollar rolls.
  Invest in futures and swaps (including credit default swaps).
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.Credit RiskThis is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used.

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Investment Goals, Strategies and Risks

Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund’s investments to decline. A significant change in interest rates could cause the Fund’s share price (and the value of your investment) to change. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

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Investment Goals, Strategies and Risks

The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

34

Investment Goals, Strategies and Risks

Loomis Sayles High Income FundInvestment GoalThe Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for the securities in which the Fund may invest. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
  Issuer debt and debt maturity schedules
  Earnings prospects
  Responsiveness to changes in interest rates
  Experience and perceived strength of management
  Borrowing requirements and liquidation value
  Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, the Adviser employs the following strategies:
  The Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria.
  The Adviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. The Adviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
  The Adviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The Adviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
  The Adviser seeks to diversify the Fund’s holdings to reduce the inherent risk in below investment-grade fixed-income securities.
In connection with its principal investment strategies, the Fund may also:
  Invest in structured notes, zero-coupon, pay-in-kind and Rule 144A securities.
  Invest in futures, swaps (including credit default swaps) and other derivatives.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of

35

Investment Goals, Strategies and Risks

issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.Credit RiskThis is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets Risk This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in

36

Investment Goals, Strategies and Risks

securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

37

Investment Goals, Strategies and Risks

Loomis Sayles International Bond FundInvestment GoalThe Fund seeks high total investment return through a combination of high current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States. Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund invests primarily in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (Moody’s, Fitch or S&P) or, if unrated, are determined by the Adviser to be of comparable quality, although the Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for securities in which the Fund will invest. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of its top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or for hedging purposes. In deciding which securities to buy and sell, the Adviser may consider, among other things, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, currency considerations and the Adviser’s expectations regarding general trends in interest rates. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. The Adviser’s credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 credits worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, the Adviser analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, the Adviser analyzes whether to accept or to hedge the currency risk. In certain instances, the Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The fixed-income securities in which the Fund may invest include public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers, including, but not limited to, corporations, governments (including their agencies, instrumentalities and sponsored entities), supranational entities, partnerships and trusts. The Fund may also invest in preferred stocks, convertible securities, when-issued securities, Rule 144A securities, mortgage- or asset-backed securities and zero-coupon securities issued by any of the above-named entities.In connection with its principal investment strategies, the Fund may also:
  Invest in inflation- and index-linked securities, senior loans and structured notes.
  Invest in common stocks. The Fund’s investment in common stocks will be limited to shares acquired as a result of a financial restructuring, bankruptcy or similar transaction or from an exchange or conversion of a permissible security held in the portfolio.
  Invest in derivatives, including options, futures and options on futures, forward contracts and swap contracts (including credit default swaps).
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

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Investment Goals, Strategies and Risks

Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments

39

Investment Goals, Strategies and Risks

in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The market for mortgage backed securities (and other asset backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

40

Investment Goals, Strategies and Risks

Loomis Sayles Investment Grade Bond FundInvestment GoalThe Fund seeks high total investment return through a combination of current income and capital appreciation.Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (Moody’s, Fitch or S&P) or, if unrated, are determined by the Adviser to be of comparable quality. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market-related securities, which are securities that may not have a direct correlation with changes in interest rates. The Adviser believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Adviser generally prefers securities that are protected against calls (early redemption by the issuer). In connection with its principal investment strategies, the Fund may also:
  Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
  Invest in corporate securities, U.S. government securities, and commercial paper.
  Invest in zero -coupon securities, mortgage-backed securities including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
  Engage in foreign currency hedging transactions, repurchase agreements and swap transactions (including credit default swaps). The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in Rule 144A securities and structured notes.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

41

Investment Goals, Strategies and Risks

Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The market for mortgage backed securities (and other asset backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

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Investment Goals, Strategies and Risks

A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

43

Investment Goals, Strategies and Risks

Loomis Sayles Limited Term Government and Agency FundInvestment GoalThe Fund seeks a high current return consistent with preservation of capital. The Fund’s investment goal may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund’s portfolio the following characteristics, although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change:
  Average credit rating of “AAA” by S&P or Fitch, or “Aaa” by Moody’s or, if unrated, are determined by the Adviser to be of comparable quality.
  Effective duration range of two to four years.
In selecting investments for the Fund, the Adviser employs the following strategies:
  Its research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
  The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
  The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund.
  The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
  The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
In connection with its principal investment strategies, the Fund may also:
  Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s).
  Invest in zero-coupon bonds, Rule 144A securities and structured notes.
  Invest in foreign bonds denominated in U.S. dollars and related foreign currency transactions.
  Invest in asset-backed securities (if rated AAA by S&P or Fitch, or Aaa by Moody’s) and mortgage-related securities, including mortgage dollar rolls.
  Invest in futures, swaps (including credit default swaps) and other derivatives.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Agency Securities Risk
Agency securities are subject to fixed-income securities risk, as described herein. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in 2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

44

Investment Goals, Strategies and Risks

Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is

45

Investment Goals, Strategies and Risks

greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

46

Investment Goals, Strategies and Risks

Loomis Sayles Strategic Income FundInvestment GoalThe Fund seeks high current income with a secondary objective of capital growth. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
  Discounted price compared to economic value
  Undervalued credit ratings with strong or improving credit profiles
  Yield premium relative to its benchmark
In selecting investments for the Fund, the Adviser generally employs the following strategies:
  The Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria.
  The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
  The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities.
  The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
In connection with its principal investment strategies, the Fund may also:
  Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
  Invest in mortgage-related securities and stripped securities.
  Invest in futures, swaps (including credit default swaps) and other derivatives for hedging and investment purposes.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the

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Investment Goals, Strategies and Risks

Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.Credit RiskThis is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets Risk This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities RiskYou may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S.

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Investment Goals, Strategies and Risks

investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

49

Management Team

Percentage Investment Limitations. Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.Portfolio Holdings A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at ga.natixis.com. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds’ website at ga.natixis.com (select the name of a Fund in the “Fund Selector” and then click “Holdings”). Management Team Meet the Funds’ Investment Adviser The Natixis Funds family currently includes 30 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $34.8 billion as of December 31, 2010. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). Adviser Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each of these Funds. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund, whereby it provides certain administrative and adviser oversight services in accordance with an Advisory Administration Agreement. Natixis Advisors is a subsidiary of Natixis US. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.8 billion in assets under management at December 31, 2010. Natixis Advisors provides certain administrative and oversight services to the Loomis Sayles Core Plus Bond Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2010, as a percentage of each Fund’s average daily net assets, were 0.41% for Loomis Sayles Core Plus Bond Fund (after waivers)1, 0.56% for Loomis Sayles High Income Fund (after waivers), 0.21% for Loomis Sayles International Bond Fund (after waivers), 0.40% for Loomis Sayles Investment Grade Bond Fund, 0.41% for Loomis Sayles Limited Term Government and Agency Fund (after waivers), and 0.56% for Loomis Sayles Strategic Income Fund. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contract is available in each Fund’s annual report for the fiscal year ended September 30, 2010.
1	The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.206% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.206% payable to Natixis Advisors, as advisory administrator to the Fund.

50

Management Team

Portfolio Trades In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight. Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)(an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P (“Westpeak”). Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds also may make investments in related investment companies to the extent permitted by SEC regulation. Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each Fund’s portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision makers. Each portfolio manager has been employed by Loomis Sayles for at least five years. Kenneth M. Buntrock — Kenneth M. Buntrock has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in February 2008. Mr. Buntrock, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1997. Mr. Buntrock holds the designation of Chartered Financial Analyst. He received a B.A. from Pennsylvania State University, an M.B.A. from the University of Pittsburgh and has over 35 years of investment experience. Matthew J. Eagan — Matthew J. Eagan has served as co-portfolio manager of theLoomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006 and the Loomis Sayles Strategic Income Fund since February 2007. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 21 years of investment experience.

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Management Team

Daniel J. Fuss — Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 52 years of investment experience. Kathleen C. Gaffney — Kathleen C. Gaffney has been assisting Daniel Fuss as a portfolio manager of the Loomis Sayles Strategic Income Fund since April 1996, has served as co-portfolio manager of the Loomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 26 years of investment experience. John Hyll — John Hyll has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 27 years of investment experience. Peter W. Palfrey — Peter W. Palfrey has served as co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1996 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 27 years of investment experience. Richard G. Raczkowski — Richard G. Raczkowski has served as a co-portfolio manager of theLoomis Sayles Core Plus Bond Fund since 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, co-Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 21 years of investment experience. David W. Rolley — David W. Rolley has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in February 2008. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley holds the designation of Chartered Financial Analyst. He received a B.A. from Occidental College, studied graduate economics at the University of Pennsylvania and has over 30 years of investment experience. Clifton V. Rowe — Clifton V. Rowe has served as co-portolio manager of the Loomis Sayles Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 18 years of investment experience. Lynda L. Schweitzer — Lynda L. Schweitzer has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in February 2008. Ms. Schweitzer, Vice President of Loomis Sayles, began her investment career in 1986 and joined Loomis Sayles in 2001. Ms. Schweitzer holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Rochester, an M.B.A. from Boston University and has over 23 years of investment experience. Elaine M. Stokes — Elaine M. Stokes has served as associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006, the Loomis Sayles High Income Fund since February 2007 and the Loomis Sayles Strategic Income Fund since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 23 years of investment experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds. Fund Services Investing in the Funds Choosing a Share ClassEach Fund offers Class A and Class C shares to the public. No new accounts may be opened and no additional investments may be made in Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon a number of factors, including the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

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Fund Services

Class A Shares
  You pay a sales charge when you buy Class A shares. There are several ways to reduce this charge. See the section “How Sales Charges Are Calculated.”
  You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share. However, where front-end sales charges are applicable, returns are earned on a smaller amount of your investment.
  You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemptions if you redeem these shares within one year of purchase.
If you were a Retail Class shareholder of a Fund as of the date such shares were redesignated Class A shares, you are eligible to purchase Class A shares without a sales charge, provided you have held fund shares in your existing account since that date.
Due to operational limitations at your financial intermediary, a sales charge or contingent deferred sales charge (“CDSC”) may be assessed unless you inform the financial intermediary at the time you make any additional purchase that you were a Retail Class shareholder of the Fund and are eligible to purchase Class A shares without a sales charge. Notwithstanding the foregoing, former Retail Class shareholders may not be eligible to purchase shares at NAV through a financial intermediary if the nature of your relationship with, and/or the services you receive from, the financial intermediary changes. Please consult your financial representative for further details. Class B Shares
  No new accounts may be opened and no additional investments may be made in Class B shares.
  You will pay higher expenses than Class A shares.
  You will pay a charge on redemptions if you sell your shares within six years of purchase, as described in the section “How Sales Charges Are Calculated.”
  Your Class B shares will automatically convert into Class A shares after eight years, which reduces your annual expenses.
Class C Shares
  You do not pay a sales charge when you buy Class C shares. All of your money goes to work for you right away.
  You pay higher annual expenses than Class A shares.
  You may pay a sales charge on redemptions if you sell your Class C shares within one year of purchase.
  Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemptions if you redeem Class A shares within one year of purchase.
For information about a Fund’s expenses, see the section “Fund Fees & Expenses” in each Fund Summary. Certificates Certificates will not be issued or honored for any class of shares. How Sales Charges Are Calculated Class A SharesThe price that you pay when you buy Class A shares (the “offering price”) is their NAV plus a sales charge (sometimes called a “front-end sales charge”) which varies depending upon the size of your purchase:
	Class A Sales Charges** All Funds Except Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	4.50%	4.71%
$ 100,000 – $249,999	3.50%	3.63%
$ 250,000 – $499,999	2.50%	2.56%
$ 500,000 – $999,999	2.00%	2.04%
$1,000,000 or more*	0.00%	0.00%
	Limited Term Government and Agency Fund
Your Investment	As a % of offering price	As a % of your investment
Less than $100,000	3.00%	3.09%
$ 100,000 – $249,999	2.50%	2.56%
$ 250,000 – $499,999	2.00%	2.04%
$ 500,000 – $999,999	1.25%	1.27%
$1,000,000 or more*	0.00%	0.00%
Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

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*	For purchases of Class A shares of the Fund of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section “How the CDSC is Applied to Your Shares.”
**	Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper “breakpoint” discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints of the Fund. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts that hold shares, including accounts with other financial intermediaries and your family members’ and other related party accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Funds’ website at ga.natixis.com (click on “Literature and Forms” at the top of the home page then click on “Sales Charges” at the bottom of the page) or in the SAI. Reducing Front-End Sales ChargesThere are several ways you can lower your sales charge for Class A shares, including:
  Letter of Intent — By signing a Letter of Intent, you may purchase Class A shares of any Natixis Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more within 13 months. Purchases of all shares may be used toward meeting the Letter of Intent.
  Cumulative Purchase Discount — You may be entitled to a reduced sales charge if your “total investment” reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in a Fund, including the applicable sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in a Fund.
  Combining Accounts — This allows you to combine shares of multiple Natixis Funds and classes for purposes of calculating your sales charge.
Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor. Certain Retirement Plan Accounts: The Distributor may, at its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge. In most instances, individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. Savings Incentive Match Plan for Employees (“SIMPLE IRA”) contributions will automatically be linked with those of other participants in the same SIMPLE IRA Plan (Class A shares only). SIMPLE IRA accounts may not be linked with any other Natixis Fund account for rights of accumulation. Please refer to the SAI for more detailed information on combining accounts. Eliminating Front-End Sales Charges and CDSCsClass A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
  Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
  Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
  Fund trustees, former trustees, employees of affiliates of the Natixis Funds and other individuals who are affiliated with any Natixis Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
  Participants in certain retirement plans with at least $1 million or more in total plan assets or with at least 100 eligible employees;
  Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;
  Investments of $5 million or more in Limited Term Government and Agency Fund by corporations purchasing shares for their own account, credit unions or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity;
  Clients of an adviser or subadviser to any Natixis Fund with investments of $25,000 or more in the Natixis Funds; and
  Clients of Natixis Advisors that invest in a Natixis Fund that does not offer Class Y shares.
In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the Fund of your eligibility at the time of purchase.

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Repurchasing Fund Shares You may apply proceeds from redeeming Class A shares of a Fund to repurchase Class A shares of any Natixis Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify Natixis Funds in writing (directly or through your financial representative) at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds by sending a new check for some or all of the redemption amount. Please note: for U.S. federal income tax purposes, a redemption generally is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you. If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption if the Fund is notified in writing at the time of the repurchase. Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC. Class B Shares No new accounts may be opened and no additional investments may be made in Class B shares. There is a CDSC on shares that are sold within six years of the date of their acquisition. The amount of the CDSC, if any, declines each year that you own your shares (except in the third and fourth years, which have the same CDSC). The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another Natixis Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:
Class B Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	5.00%
2nd	4.00%
3rd	3.00%
4th	3.00%
5th	2.00%
6th	1.00%
Thereafter	0.00%
Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class B shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and CDSC. Class C Shares The offering price of Class C shares is their NAV without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of their acquisition. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another Natixis Fund.
Class C Contingent Deferred Sales Charges
Year Since Purchase	CDSC on Shares Being Sold
1st	1.00%
Thereafter	0.00%

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Eliminating the CDSCAs long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.Please see the SAI for more information on eliminating or reducing front-end sales charges and the CDSC. How the CDSC is Applied to Your SharesThe CDSC is a sales charge you pay when you redeem certain Fund shares. The CDSC:
  Is calculated based on the number of shares you are selling;
  In order to minimize your CDSC, the calculation is based on either your original purchase price or the current NAV of the shares being sold, whichever is lower;
  Is deducted from the proceeds of the redemption unless you request, at the time of the redemption, that it be deducted from the amount remaining in your account; and
  applies to redemptions made through the date of their acquisition for years one through six, as applicable.
A CDSC will not be charged on:
  Increases in NAV above the purchase price; or
  Shares you acquired by reinvesting your dividends or capital gains distributions.
  The CDSC is not charged on exchanges. However the original purchase date of the shares from which the exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
To minimize the amount of the CDSC you may pay when you redeem shares, the Fund will first redeem shares acquired through reinvested dividends and capital gain distributions. Shares will be sold in the order in which they were purchased (earliest to latest). Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees. Compensation to Securities Dealers As part of their business strategies, the Funds pay securities dealers and other financial institutions (collectively, “dealers”) that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges, some or all of which may be paid to dealers, are discussed in the section “How Sales Charges Are Calculated” and dealer commissions are disclosed in the SAI. Each class of Fund shares offered in this Prospectus pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund’s Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to an annual distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis, but may be paid on other schedules. The SAI includes additional information about the payment of some or all of such fees to dealers. Some or all of such fees may also be paid to financial institutions that finance the payment of commissions or similar charges on Class B shares. Because these distribution fees and service fees are paid out of the Funds’ assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge and service fees on Class A shares. In addition, each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders. The Distributor, a Fund’s adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Funds, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by each Fund for similar services. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds

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that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. It’s Easy to Open an Account To Open an Account with Natixis Funds:1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.2.   Determine how much you wish to invest. See the chart showing the investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”
  The Distributor, at its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the Natixis Funds’ prototype document.
  The Distributor, at its sole discretion, may waive the investment minimums for new accounts being established into existing Corporate Retirement Plans and existing SEP-IRA, SARSEP and Keogh Plans using the Natixis Funds’ prototype document.
  The Funds are not available to new SIMPLE IRAs.
3.   Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or Natixis Funds at 800-225-5478. For more information on Natixis Funds’ investment programs, refer to the section “Additional Investor Services” in this Prospectus.4.    Use the sections of this Prospectus that follow as your guide for purchasing shares.Minimum Balance Policy Each Fund, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances for this purpose and the deduction of the fee generally occur during September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Fund positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as Class B accounts, accounts that fall below the minimum as a result of the automatic conversion from Class B to Class A shares, accounts using the Natixis Funds’ prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), and accounts associated with defined contribution plans, are excepted from the minimum balance fee. Each Fund may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. The valuation of account balances for this purpose and the liquidation itself generally occur during October of each calendar year, although they may occur at another date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year. Certain accounts, such as Class B accounts, accounts associated with wrap-fee programs or defined contribution plans are excepted from the liquidation. However, each Fund reserves the right to liquidate any account with a balance of $1.00 or less. The determination of whether to deduct the minimum balance fee or close an account is made at the discretion of the Funds. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation may be liquidated rather than assessed a fee if the account balance falls below such minimum, and that directly registered accounts will be assessed a fee rather than liquidated. Self-Servicing Your AccountBuying or selling shares is easy with the services described below:Natixis Funds Personal Access Line®800-225-5478, press 1Natixis Funds Website ga.natixis.com You have access to your account 24 hours a day by calling the Personal Access Line® from a touch-tone telephone or by visiting us online (certain restrictions may apply). Using these customer service options, you may:

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  purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
  review your account balance, recent transactions, Fund prices and recent performance;
  order duplicate account statements; and
  obtain tax information.
Please see the following pages for other ways to buy, exchange or sell your shares.

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Buying SharesExcept to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to 1) obtain a current prospectus for the Fund into which you are exchanging and 2) request an exchange.	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to request an exchange.
By Wire	•Opening an account by wire is not available.	•Visit ga.natixis.com to add shares to your account by wire. Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 or visit ga.natixis.com to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•See the section “Additional Investor Services.”
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com.
•Call Natixis Funds or visit ga.natixis.com to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478, visit ga.natixis.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds (less any applicable CDSC) will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions.” A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire. If you have not signed up for banking information on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Call Natixis Funds or visit ga.natixis.com to request an ACH redemption or indicate in your redemption letter that you wish to have your proceeds sent to your bank through ACH.
•Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds (less any applicable CDSC) by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”
By Systematic Withdrawal Plan (See the section “Additional Investor Services” for more details.)	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.
•Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

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By Check (for Class A shares of Limited Term Government and Agency Fund)	•Select the checkwriting option on your application and complete the signature card.
•To add this privilege to an existing account, call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form.
•Each check must be written for $250 or more.
•You may not close your account by withdrawal check. Please call your financial representative or Natixis Funds to close an account.
Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements. Exchanging Shares In general, you may exchange shares of each Fund for shares of the same class of another Natixis Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections “Buying Shares” and “Selling Shares”) subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account (or the total NAV of your account, whichever is less), or, once the fund minimum is met, exchanges under the Automatic Exchange Plan must be made for at least $100 (see the section “Additional Investor Services”). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Accounts participating in wrap-fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund without paying a CDSC. In order to exchange shares, a representative of the wrap-fee program or a registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Due to operational limitations at your financial intermediary, your ability to exchange Class A shares of a fund for Class Y shares of the same fund may be limited. Please consult your financial representative for more information.

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Restrictions on Buying, Selling and Exchanging Shares The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading. Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.”Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”Due to legal and operational constraints on the Investment Grade Bond Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Investment Grade Bond Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Investment Grade Bond Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Investment Grade Bond Fund. In addition, the Investment Grade Bond Fund and the Distributor will not be able to monitor trade activity of Class J shareholders to the same extent as holders of other classes, which will severely limit the ability of the Investment Grade Bond Fund and the Distributor to detect or prevent market timing or other trading practices that may disadvantage the Investment Grade Bond Fund. Class J shares are offered to Japanese investors through a separate prospectus. Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive short-term trading activity in violation of the Fund’s policies through an omnibus account,

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the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. Purchase RestrictionsEach Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified. Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies:
Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash. How Fund Shares Are Priced “Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”1
  Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close, the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer

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  before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, Fund securities are valued as follows:
  Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations) — based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
  Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
  Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps — market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
  Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers.
  Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.
  Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.
  All other securities — fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their values pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Dividends and DistributionsThe Funds generally distribute all or substantially all of their net investment income (other than capital gains) in the form of dividends. Each Fund except the Loomis Sayles Limited Term Government and Agency Fund declares and pays dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund declares dividends for each class daily and pays them monthly. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section “Additional Investor Services.”
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.

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  Receive all distributions in cash.
For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested. Tax ConsequencesExcept as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses and that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gains. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income. For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is unclear whether Congress will extend the long-term capital gain rate reduction and the special tax treatment to qualified dividend income for taxable years beginning on or after January 1, 2013. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed.Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received. Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund’s dividends that are derived from such interest. Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be treated as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized on a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.Taxation of Certain Fund Investments. A Fund’s investment in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and derivatives may cause that Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements. Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012. Please see the SAI for additional information on the federal income tax consequences of investing in the Funds.You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes. Additional Investor Services Retirement PlansNatixis Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs and other pension and profit sharing plans. Refer to the section “It’s Easy to Open an Account” for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.Investment Builder Program This is Natixis Funds’ automatic investment plan. Once you meet the Fund minimum, you may authorize automatic monthly transfers of $50 or more per Fund from your bank checking or savings account to purchase shares of one or more Natixis Funds. For instructions on how to join the Investment Builder Program, please refer to the section “Buying Shares.” Dividend Diversification Program This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund’s NAV without a front-end sales charge or CDSC on the ex dividend date. Before establishing a Dividend Diversification Program into any other Natixis Fund, please read its prospectus carefully. Automatic Exchange Plan Natixis Funds have an automatic exchange plan under which shares of a class of a Natixis Fund are automatically exchanged each month for shares of the same class of another Natixis Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section “Exchanging Shares” above and refer to the SAI for more information on the Automatic Exchange Plan. Systematic Withdrawal Plan This plan allows you to redeem shares and receive payments from a Fund on a regular schedule. Redemptions of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section “Selling Shares.” Natixis Funds Personal Access Line®This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line® to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply. Natixis Funds Website Visit us at ga.natixis.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply. Financial Performance The financial highlights table are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon

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request from the Distributor.

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For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b,c]	Net asset value, end of the period	Total return(%)[d,e]	Net assets, end of the period (000’s)	Net expenses(%)[f,g]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
CORE PLUS BOND FUND
Class A
9/30/2010	$11.91	$0.54	$0.91	$1.45	$(0.61)	$—	$(0.61)	$—	$12.75	12.55	$214,723	0.90	0.90	4.41	87
9/30/2009	10.54	0.59	1.44	2.03	(0.66)	—	(0.66)	—	11.91	20.07	140,779	0.90	0.97	5.43	102
9/30/2008	11.31	0.55	(0.71)	(0.16)	(0.61)	—	(0.61)	0.00	10.54	(1.61)	115,873	0.93	1.04	4.86	82
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	—	(0.56)	0.00	11.31	5.70	105,780	1.04	1.09	4.41	69
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	—	(0.61)	0.00	11.23	4.03	91,464	1.05	1.08	4.46	91
Class B
9/30/2010	11.95	0.44	0.92	1.36	(0.52)	—	(0.52)	—	12.79	11.64	4,490	1.65	1.65	3.64	87
9/30/2009	10.57	0.50	1.45	1.95	(0.57)	—	(0.57)	—	11.95	19.19	7,028	1.65	1.72	4.66	102
9/30/2008	11.31	0.44	(0.67)	(0.23)	(0.51)	—	(0.51)	0.00	10.57	(2.21)	10,481	1.70	1.80	3.92	82
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00	11.31	4.90	87,101	1.79	1.85	3.64	69
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00	11.24	3.26	109,782	1.80	1.83	3.72	91
Class C
9/30/2010	11.92	0.45	0.91	1.36	(0.52)	—	(0.52)	—	12.76	11.71	123,123	1.65	1.65	3.66	87
9/30/2009	10.55	0.51	1.44	1.95	(0.58)	—	(0.58)	—	11.92	19.20	77,081	1.65	1.72	4.69	102
9/30/2008	11.32	0.47	(0.71)	(0.24)	(0.53)	—	(0.53)	0.00	10.55	(2.32)	26,698	1.68	1.79	4.17	82
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	—	(0.47)	0.00	11.32	4.91	12,690	1.78	1.82	3.66	69
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	—	(0.53)	0.00	11.25	3.26	6,983	1.80	1.82	3.63	91
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

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For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b]	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
HIGH INCOME FUND
Class A
9/30/2010	$4.49	$0.32	$0.42	$0.74	$(0.32)	$—	$(0.32)	$—	$4.91	17.05	$68,011	1.15	1.20	6.72	56
9/30/2009	4.24	0.34	0.24	0.58	(0.33)	—	(0.33)	0.00[g]	4.49	15.97	59,944	1.15	1.28	8.82	30
9/30/2008	5.12	0.34	(0.87)	(0.53)	(0.35)	—	(0.35)	0.00	4.24	(10.98)	38,577	1.15	1.40	7.01	27
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	—	(0.38)	0.00	5.12	8.10	32,603	1.18	1.43	6.40	41
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	—	(0.34)	0.00	5.09	9.39	29,069	1.31	1.48	6.70	41
Class B
9/30/2010	4.50	0.28	0.42	0.70	(0.28)	—	(0.28)	—	4.92	16.13	1,209	1.90	1.94	6.00	56
9/30/2009	4.25	0.31	0.25	0.56	(0.31)	—	(0.31)	0.00[g]	4.50	15.06	1,569	1.90	2.06	8.32	30
9/30/2008	5.13	0.30	(0.87)	(0.57)	(0.31)	—	(0.31)	0.00	4.25	(11.64)	2,267	1.90	2.15	6.15	27
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00	5.13	7.21	4,201	1.94	2.18	5.63	41
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	—	(0.30)	0.00	5.10	8.79	7,283	2.08	2.25	6.00	41
Class C
9/30/2010	4.50	0.28	0.43	0.71	(0.29)	—	(0.29)	—	4.92	16.15	19,312	1.90	1.95	5.97	56
9/30/2009	4.24	0.31	0.26	0.57	(0.31)	—	(0.31)	0.00[g]	4.50	15.37	17,827	1.90	2.03	8.09	30
9/30/2008	5.12	0.31	(0.87)	(0.56)	(0.32)	—	(0.32)	0.00	4.24	(11.62)	9,945	1.90	2.15	6.32	27
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	—	(0.33)	0.00	5.12	7.22	5,275	1.93	2.17	5.63	41
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	—	(0.30)	0.00	5.09	8.58	3,457	2.07	2.23	5.96	41
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	Effective June 1, 2009, redemption fees were eliminated.

69

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b]	Net asset value, end of the period	Total return(%)[c,d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
INTERNATIONAL BOND FUND
Class A
9/30/2010	$10.84	$0.22	$0.48	$0.70	$(0.29)	$(0.08)	$(0.37)	$—	$11.17	6.66	$18,758	1.10	1.49	2.14	128
9/30/2009	9.19	0.32	1.53	1.85	(0.20)	—	(0.20)	—	10.84	20.41	8,479	1.10	2.11	3.29	91
9/30/2008[g]	10.00	0.17	(0.79)	(0.62)	(0.19)	—	(0.19)	0.00[h]	9.19	(6.37)	1,953	1.10	2.95	2.66	60
Class C
9/30/2010	10.82	0.15	0.46	0.61	(0.24)	(0.08)	(0.32)	—	11.11	5.86	6,145	1.85	2.24	1.40	128
9/30/2009	9.18	0.24	1.53	1.77	(0.13)	—	(0.13)	—	10.82	19.58	2,955	1.85	2.93	2.56	91
9/30/2008[g]	10.00	0.13	(0.81)	(0.68)	(0.15)	—	(0.15)	0.01[h]	9.18	(6.95)	683	1.85	3.70	1.92	60
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01, per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	For the period February 1, 2008 (inception) through September 30, 2008.
h	Effective June 2, 2008, redemption fees were eliminated.

70

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b,c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[e]	Net investment income(%)[e]	Portfolio turnover rate(%)
INVESTMENT GRADE BOND FUND
Class A
9/30/2010	$11.64	$0.55	$0.96	$1.51	$(0.56)	$(0.03)	$(0.59)	$12.56	13.41	$3,092,956	0.81	0.81	4.58	25
9/30/2009	10.54	0.60	1.22	1.82	(0.59)	(0.13)	(0.72)	11.64	18.64	2,946,489	0.80	0.80	5.87	30
9/30/2008	11.73	0.60	(1.15)	(0.55)	(0.64)	—	(0.64)	10.54	(5.12)	1,867,335	0.80	0.80	5.20	35
9/30/2007	11.35	0.58	0.42	1.00	(0.62)	—	(0.62)	11.73	9.14	834,736	0.83	0.83	5.05	35
9/30/2006	11.71	0.51	0.10	0.61	(0.75)	(0.22)	(0.97)	11.35	5.63	152,054	0.92[f]	0.92[f]	4.59	35
Class B
9/30/2010	11.59	0.45	0.95	1.40	(0.46)	(0.03)	(0.49)	12.50	12.43	17,113	1.65	1.65	3.74	25
9/30/2009	10.50	0.51	1.21	1.72	(0.50)	(0.13)	(0.63)	11.59	17.59	17,489	1.67	1.67	5.07	30
9/30/2008	11.68	0.50	(1.14)	(0.64)	(0.54)	—	(0.54)	10.50	(5.88)	16,009	1.65[g]	1.65[g]	4.29	35
9/30/2007	11.31	0.47	0.43	0.90	(0.53)	—	(0.53)	11.68	8.17	17,082	1.70	1.71	4.16	35
9/30/2006	11.67	0.42	0.10	0.52	(0.66)	(0.22)	(0.88)	11.31	4.83	5,525	1.70	1.89	3.75	35
Class C
9/30/2010	11.56	0.46	0.96	1.42	(0.48)	(0.03)	(0.51)	12.47	12.58	2,593,324	1.56	1.56	3.83	25
9/30/2009	10.47	0.52	1.22	1.74	(0.52)	(0.13)	(0.65)	11.56	17.80	2,495,305	1.56	1.56	5.09	30
9/30/2008	11.66	0.51	(1.15)	(0.64)	(0.55)	—	(0.55)	10.47	(5.84)	1,333,421	1.55	1.55	4.45	35
9/30/2007	11.30	0.49	0.42	0.91	(0.55)	—	(0.55)	11.66	8.28	605,934	1.57	1.57	4.30	35
9/30/2006	11.66	0.42	0.11	0.53	(0.67)	(0.22)	(0.89)	11.30	4.87	82,863	1.70[f]	1.70[f]	3.79	35
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
c	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
d	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
e	Computed on an annualized basis for periods less than one year, if applicable.
f	Includes fee/expense recovery of 0.06%, and 0.09% for Class A and Class C, respectively.
g	Includes fee/expense recovery of less than 0.01%.

71

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b,c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[d]	Net investment income(%)[d]	Portfolio turnover rate(%)
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class A
9/30/2010	$11.60	$0.20	$0.49	$0.69	$(0.27)	$—	$(0.27)	$12.02	6.03	$164,265	0.89	0.97	1.73	89
9/30/2009	10.98	0.35	0.63	0.98	(0.36)	—	(0.36)	11.60	9.05	118,619	0.90	0.99	3.10	77
9/30/2008	11.00	0.45	0.02	0.47	(0.49)	—	(0.49)	10.98	4.29	105,047	0.92	1.07	4.04	52
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	—	(0.48)	11.00	4.46	108,536	0.99	1.10	4.13	45
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	—	(0.43)	11.00	3.20	114,180	1.04	1.09	3.57	50
Class B
9/30/2010	11.59	0.12	0.47	0.59	(0.18)	—	(0.18)	12.00	5.16	4,049	1.64	1.72	1.00	89
9/30/2009	10.97	0.26	0.63	0.89	(0.27)	—	(0.27)	11.59	8.24	4,442	1.65	1.74	2.32	77
9/30/2008	10.99	0.36	0.02	0.38	(0.40)	—	(0.40)	10.97	3.52	4,532	1.67	1.82	3.29	52
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	—	(0.39)	10.99	3.72	6,787	1.74	1.85	3.37	45
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	—	(0.35)	10.98	2.36	9,952	1.79	1.84	2.79	50
Class C
9/30/2010	11.61	0.12	0.48	0.60	(0.18)	—	(0.18)	12.03	5.24	75,984	1.64	1.72	0.98	89
9/30/2009	10.99	0.26	0.63	0.89	(0.27)	—	(0.27)	11.61	8.24	50,973	1.65	1.74	2.32	77
9/30/2008	11.00	0.36	0.03	0.39	(0.40)	—	(0.40)	10.99	3.62	22,711	1.66	1.83	3.29	52
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	—	(0.39)	11.00	3.62	5,261	1.74	1.85	3.38	45
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	—	(0.35)	10.99	2.46	4,230	1.79	1.84	2.81	50
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
d	Computed on an annualized basis for periods less than one year, if applicable.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

72

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fee[b,c]	Net asset value, end of the period	Total return(%)[d,e]	Net assets, end of the period (000’s)	Net expenses(%)[f,g]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
STRATEGIC INCOME FUND
Class A
9/30/2010	$13.39	$0.80	$1.31	$2.11	$(0.81)	$—	$(0.81)	$—	$14.69	16.20	$5,758,070	0.96	0.96	5.67	27
9/30/2009	12.10	0.87	1.36	2.23	(0.86)	(0.08)	(0.94)	—	13.39	20.56	5,544,029	0.99	0.99	7.74	39
9/30/2008	15.18	0.96	(3.02)	(2.06)	(1.01)	(0.01)	(1.02)	0.00	12.10	(14.54)	5,551,066	0.97	0.98	6.59	24
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00	15.18	9.90	5,749,315	1.00	1.00	5.39	22
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00	14.60	9.04	2,782,887	1.05	1.05	5.01	21
Class B
9/30/2010	13.46	0.69	1.33	2.02	(0.70)	—	(0.70)	—	14.78	15.39	137,268	1.71	1.71	4.92	27
9/30/2009	12.16	0.79	1.36	2.15	(0.77)	(0.08)	(0.85)	—	13.46	19.62	148,887	1.74	1.74	7.02	39
9/30/2008	15.25	0.85	(3.04)	(2.19)	(0.89)	(0.01)	(0.90)	0.00	12.16	(15.19)	161,751	1.72	1.73	5.78	24
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00	15.25	9.08	233,418	1.76	1.76	4.61	22
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00	14.66	8.22	179,927	1.79	1.79	4.26	21
Class C
9/30/2010	13.45	0.69	1.33	2.02	(0.70)	—	(0.70)	—	14.77	15.40	5,146,164	1.71	1.71	4.92	27
9/30/2009	12.15	0.79	1.37	2.16	(0.78)	(0.08)	(0.86)	—	13.45	19.66	4,894,546	1.74	1.74	6.95	39
9/30/2008	15.24	0.85	(3.03)	(2.18)	(0.90)	(0.01)	(0.91)	0.00	12.15	(15.19)	3,984,204	1.72	1.73	5.85	24
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00	15.24	9.08	3,843,823	1.75	1.75	4.63	22
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00	14.65	8.14	1,812,278	1.79	1.79	4.24	21
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
e	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
f	Computed on an annualized basis for periods less than one year, if applicable.
g	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

73

Glossary of Terms

Glossary of TermsBottom-up approach — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services. Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year. Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Discounted price — The difference between a bond’s current market price and its face or redemption value. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Dividend yield — The current or estimated annual dividend divided by the market price per share of a security. Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates. Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio. Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager. Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid. Structured notes — Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index. Swap agreements — Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a credit default swap, one party agrees to make periodic payments to a counterparty, in exchange for the right to receive a payment in the event of default of the underlying reference security. Top-down approach — The method in which an investor first looks at trends in the general economy, next selects industries and then companies that the investor believes should benefit from those trends. Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Value investing — An investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

74

If you would like more information about the Funds, the following documents are available free upon request: Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ga.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents: In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request. Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.
Investment Company Act File No. 811-04323
Investment Company Act File No. 811-06241
 XB51-0211

Prospectus February 1, 2011
	Class Y	Admin Class
Loomis Sayles Core Plus Bond Fund	NERYX
Loomis Sayles High Income Fund	NEHYX
Loomis Sayles International Bond Fund	LSIYX
Loomis Sayles Investment Grade Bond Fund	LSIIX	LIGAX
Loomis Sayles Limited Term Government and Agency Fund	NELYX
Loomis Sayles Strategic Income Fund	NEZYX	NEZAX
The Securities and Exchange Commission has not approved or disapproved any Fund’s shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a crime.

Fund Summary	1
Loomis Sayles Core Plus Bond Fund	1
Loomis Sayles High Income Fund	6
Loomis Sayles International Bond Fund	11
Loomis Sayles Investment Grade Bond Fund	16
Loomis Sayles Limited Term Government and Agency Fund	21
Loomis Sayles Strategic Income Fund	26
Investment Goals, Strategies and Risks	31
More Information About the Funds	31
Loomis Sayles Core Plus Bond Fund	31
Loomis Sayles High Income Fund	35
Loomis Sayles International Bond Fund	38
Loomis Sayles Investment Grade Bond Fund	41
Loomis Sayles Limited Term Government and Agency Fund	44
Loomis Sayles Strategic Income Fund	47
Management Team	50
Meet the Funds’ Investment Adviser	50
Meet the Funds’ Portfolio Managers	51
Fund Services	52
Investing in the Funds	52
Compensation to Securities Dealers	52
It’s Easy to Open an Account	53
Buying Shares	54
Selling Shares	56
Selling Shares in Writing	57
Exchanging Shares	57
Restrictions on Buying, Selling and Exchanging Shares	57
How Fund Shares Are Priced	59
Dividends and Distributions	60
Tax Consequences	61
Financial Performance	62
Glossary of Terms	70
Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Fund Summary

Loomis Sayles Core Plus Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.41%
Other expenses	0.24%
Total annual fund operating expenses	0.65%
Fee waiver and/or expense reimbursement[1]	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.65%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$66
3 years	$208
5 years	$362
10 years	$810
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), the Fund’s advisory administrator, have given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.65% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.65% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

1

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays Capital U.S. Aggregate Bond Index fluctuates, as of December 31, 2010, the effective duration was 4.90 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-U.S. dollar-denominated securities. There is no minimum rating for the securities in which the Fund may invest. The Fund’s investments may include, for example, securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government-sponsored agency debenture and pass-through securities and commercial mortgage-backed and other asset-backed securities.The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to certain non-benchmark sectors. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cashflow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considered economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as fixed charge coverage, the relationship between cash flows and debt service obligations, the experience and perceived strength of management or security structure, price responsiveness of the security to interest rate changes, earnings prospects, debt as a percentage of assets, borrowing requirements, debt maturity schedules and liquidation value. In selecting investments for the Fund, the Adviser’s research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank. The analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness or cash-flow stability to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth. In connection with its principal investment strategies, the Fund may also invest in Rule 144A securities, structured notes, foreign securities, including those in emerging markets, mortgage-related securities, including mortgage dollar rolls, futures and swaps (including credit default swaps). The Fund may use such derivatives for hedging or investment purposes. The Fund may also engage in currency transactions. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

2

Fund Summary

Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions.

3

Fund Summary

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Second Quarter 2009, 7.96%
Lowest Quarterly Return: Third Quarter 2008, -4.27%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Core Plus Bond Fund Class Y – Return Before Taxes	10.74%	7.97%	6.66%
Return After Taxes on Distributions	8.80%	5.93%	4.55%
Return After Taxes on Distributions & Sales of Fund Shares	6.94%	5.60%	4.41%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
The Fund’s current adviser assumed that function on September 1, 2003. Prior to that it served as subadviser to the Fund, a function it assumed in June 2001. The results shown above, for periods prior to June 2001, reflect results achieved by a different subadviser. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersPeter W. Palfrey, CFA, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 1996.Richard G. Raczkowski, co-Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 1999.

4

Fund Summary

Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund Summary

Loomis Sayles High Income Fund
Investment Goal The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.60%
Other expenses	0.33%
Total annual fund operating expenses	0.93%
Fee waiver and/or expense reimbursement[1]	0.03%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.90%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$92
3 years	$293
5 years	$512
10 years	$1,140
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.90% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.90% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 56% of the average value of its portfolio.

6

Fund Summary

Investments, Risks and Performance Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade securities (commonly known as “junk bonds”). There is no minimum rating for the securities in which the Fund may invest. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. The Adviser performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as issuer debt and debt maturity schedules, earnings prospects, responsiveness to changes in interest rates, experience and perceived strength of management, borrowing requirements and liquidation value, market price in relation to cash flow, interest and dividends. In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria. The Adviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. The Adviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. The Adviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. The Adviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments. The Adviser seeks to diversify the Fund’s holdings to reduce the inherent risk in below investment-grade fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in structured notes, zero-coupon securities, pay-in-kind securities, Rule 144A securities, futures, swaps (including credit default swaps) and other derivatives. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund.Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

7

Fund Summary

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the one-year and life-of-class periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Second Quarter 2009, 16.46%
Lowest Quarterly Return: Second Quarter 2010, -1.98%

8

Fund Summary

Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Life of Class Y 2/29/08
Loomis Sayles High Income Fund Class Y – Return Before Taxes	13.99%	9.01%
Return After Taxes on Distributions	11.14%	5.98%
Return After Taxes on Distributions & Sales of Fund Shares	8.99%	5.81%
Barclays Capital U.S. Corporate High-Yield Bond Index	15.12%	12.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMatthew J. Eagan, CFA, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2002.Kathleen C. Gaffney, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2002.Elaine M. Stokes, Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2007.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan.

9

Fund Summary

Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

Fund Summary

Loomis Sayles International Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of high current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.60%
Other expenses	0.63%
Total annual fund operating expenses	1.23%
Fee waiver and/or expense reimbursement[1]	0.38%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.85%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$87
3 years	$353
5 years	$639
10 years	$1,455
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.85% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.85% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

11

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States. Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for securities in which the Fund will invest. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or for hedging purposes. In deciding which securities to buy and sell, the Adviser may consider, among other things, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, currency considerations and the Adviser’s expectations regarding general trends in interest rates. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. The Adviser’s credit research team provides deep fundamental and quantitative analysis as well ratings on over 1,000 credits worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, the Adviser analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, the Adviser analyzes whether to accept or to hedge the currency risk. In certain instances, the Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The fixed-income securities in which the Fund may invest include public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers, including, but not limited to, corporations, governments (including their agencies, instrumentalities and sponsored entities), supranational entities, partnerships and trusts. The Fund may also invest in preferred stocks, convertible securities, when-issued securities, Rule 144A securities, mortgage- or asset-backed securities and zero-coupon securities issued by any of the above-named entities.In connection with its principal investment strategies, the Fund may also invest in inflation- and index-linked securities, senior loans, structured notes, common stocks (limited to shares acquired as a result of a financial restructuring, bankruptcy or similar transaction or from an exchange or conversation of a permissible security held in the portfolio), derivatives, including options, futures, and options on futures, forward contracts and swap contracts (including credit default swaps). The Fund may also engage in active and frequent trading of securities. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as forward currency contracts, structured notes, options and futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices,

12

Fund Summary

liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a

13

Fund Summary

mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Non-Diversification Risk: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a simple economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value (“NAV”).Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns for the one-year and life-of-fund periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Third Quarter 2010, 11.71%
Lowest Quarterly Return: First Quarter 2009, -3.60%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Life of Fund (2/1/08)
Loomis Sayles International Bond Fund Class Y – Return Before Taxes	7.20%	6.51%
Return After Taxes on Distributions	5.91%	5.19%
Return After Taxes on Distributions & Sales of Fund Shares	4.81%	4.80%
Barclays Capital Global Aggregate ex-USD Bond Index	4.95%	4.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersKenneth M. Buntrock, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.David W. Rolley, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.Lynda L. Schweitzer, CFA, Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2008.

14

Fund Summary

Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

15

Fund Summary

Loomis Sayles Investment Grade Bond Fund
Investment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y	Admin Class
Management fees	0.40%	0.40%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses*	0.16%	0.41%
Total annual fund operating expenses	0.56%	1.06%
Fee waiver and/or expense reimbursement[1]	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.56%	1.06%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class Y	Admin Class
1 year	$57	$108
3 years	$179	$337
5 years	$313	$585
10 years	$701	$1,294
*	Other expenses have been restated to reflect current expenses and include an administrative service fee of 0.25% for Admin Class shares.
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.70% and 1.20% of the Fund’s average daily net assets for Class Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.70% and 1.20% of the Fund’s average daily net assets for Class Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

16

Fund Summary

Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market-related securities, which are securities that may not have a direct correlation with changes in interest rates. The Adviser believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Adviser generally prefers securities that are protected against calls (early redemption by the issuer). In connection with its principal investment strategies, the Fund may also invest any portion of its assets in securities of Canadian issuers, up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may also invest in supranational entities, corporate securities, U.S. government securities, commercial paper, zero-coupon securities, mortgage-backed securities, including mortgage dollar rolls, stripped mortgage-backed securities and collateralized mortgage obligations and other asset-backed securities, when-issued securities, convertible securities, Rule 144A securities and structured notes. The Fund may also engage in foreign currency hedging transactions, repurchase agreements and swap transactions (including credit default swaps) and other derivatives transactions for hedging or investment purposes. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

17

Fund Summary

Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Non-U.S. Shareholder Risk: A significant majority of Class J shares are held by customers of a limited number of Japanese brokerage firms. Economic, regulatory, political or other developments affecting Japanese investors or brokerage firms, including decisions to invest in investment products other than the Fund, could result in a substantial number of redemptions within a relatively limited period of time.Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

18

Fund Summary

Total Returns for Class Y Shares
Highest Quarterly Return: Second Quarter 2009, 12.65%
Lowest Quarterly Return: Third Quarter 2008, -7.19%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Investment Grade Bond Fund Class Y – Return Before Taxes	11.52%	8.36%	8.96%
Return After Taxes on Distributions	9.03%	6.06%	6.49%
Return After Taxes on Distributions & Sales of Fund Shares	7.68%	5.80%	6.28%
Admin Class – Return Before Taxes	10.94%	7.60%	8.11%
Barclays Capital U.S. Government/Credit Bond Index	6.59%	5.56%	5.83%
The returns shown in the table prior to the inception of Admin Class shares (February 1, 2010) are those of Class A shares, restated to reflect the higher net expenses of Admin Class shares. Prior to September 15, 2003, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares. From December 18, 2000 to January 31, 2002, during which time Retail Class shares were not outstanding, performance of Class A shares is that of Institutional Class shares, which were redesignated as Class Y shares, restated to reflect the higher net expenses of Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMatthew J. Eagan, CFA, Portfolio Manager and Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2006.Daniel J. Fuss, CFA, Vice Chairman, Director and Managing Partner of the Adviser, has served as co-portfolio manager of the Fund since 1996.Kathleen C. Gaffney, CFA, Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2006.Elaine M. Stokes, Vice President of the Adviser, has served as an associate portfolio manager of the Fund since 2006.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:

19

Fund Summary

  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. Admin Class shares of the Fund are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors. Admin Class shares of the Fund require no minimum initial or subsequent investment. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com (Admin Class shares only), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20

Fund Summary

Loomis Sayles Limited Term Government and Agency Fund
Investment Goal The Fund seeks high current return consistent with preservation of capital. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Redemption fees	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y
Management fees	0.49%
Other expenses	0.22%
Total annual fund operating expenses	0.71%
Fee waiver and/or expense reimbursement1*	0.11%
Total annual fund operating expenses after fee waiver and/or expense reimbursement*	0.60%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class Y
1 year	$61
3 years	$216
5 years	$384
10 years	$872
1	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.60% of the Fund’s average daily net assets for Class Y shares, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.60% of the Fund’s average daily net assets for Class Y shares. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
*	Have been restated to reflect current expense cap arrangements.

21

Fund Summary

Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 89% of the average value of its portfolio. Investments, Risks and Performance Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund’s portfolio characteristics including average credit rating of “AAA” by Standard & Poor’s Ratings Group (“S&P”) or Fitch Investor Services, Inc. (“Fitch”), or “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”) or, if the security is unrated, is determined by the Adviser to be of comparable quality, and effective duration range of two to four years (although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change). In selecting investments for the Fund, the Adviser’s research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank. The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace through the use of quantitative tools such as internal and external computer systems and software. The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes. The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities. In connection with its principal investment strategies, the Fund may also invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s), zero-coupon bonds, Rule 144A securities, structured notes, foreign bonds denominated in U.S. dollars and related foreign currency transactions, asset-backed securities (if rated AAA by S&P or Fitch, or Aaa by Moody’s), mortgage-related securities including mortgage dollar rolls, futures, swaps (including credit default swaps) and other derivatives. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments.Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund. Agency Securities Risk: Agency securities are subject to fixed-income securities risk. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk,

22

Fund Summary

allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.
Highest Quarterly Return: Third Quarter 2001, 3.82%
Lowest Quarterly Return: Second Quarter 2004, -1.71%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Limited Term Government and Agency Fund Class Y – Return Before Taxes	5.38%	5.59%	4.91%
Return After Taxes on Distribution	4.30%	4.14%	3.35%
Return After Taxes on Distribution & Sales of Fund Shares	3.55%	3.93%	3.26%
Barclays Capital U.S. 1-5 Year Government Bond Index	3.57%	4.92%	4.59%
The Fund’s current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund, a role it assumed in June 2001. The results shown above, for periods prior to June 2001, reflect results achieved by a different subadviser. The returns shown in the bar chart and table for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersJohn Hyll, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2003.Clifton V. Rowe, CFA, Portfolio Manager and Vice President of the Adviser, has served as co-portfolio manager of the Fund since 2001.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:
  Wrap Fee Programs of certain broker-dealers, the Adviser or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.

23

Fund Summary

  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums.The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

Fund Summary

Loomis Sayles Strategic Income Fund
Investment Goal The Fund seeks high current income with a secondary objective of capital growth. Fund Fees & Expenses The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees(fees paid directly from your investment)	Class Y	Admin Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Redemption fees	None	None
Annual Fund Operating Expenses(expenses that you pay each year as a percentage of the value of your investment)	Class Y	Admin Class
Management fees	0.56%	0.56%
Distribution and/or service (12b-1) fees	0.00%	0.25%
Other expenses*,1	0.16%	0.43%
Total annual fund operating expenses	0.72%	1.24%
Fee waiver and/or expense reimbursement[2]	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.72%	1.24%
Example This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Class Y	Admin Class
1 year	$74	$126
3 years	$230	$393
5 years	$401	$681
10 years	$894	$1,500
*	Other expenses include Acquired Fund Fees and Expenses of less than 0.01% of the Fund’s average daily net assets. The expense information shown in the table above may differ from the expense information disclosed in the Fund’s financial highlights table because the financial highlights table reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
1	Other expenses include an administrative service fee of 0.25% for Admin Class shares.
2	Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 1.00% and 1.50% of the Fund’s average daily net assets for Class Y and Admin Class shares, respectively, exclusive of brokerage expenses, interest expense, taxes, Acquired Fund Fees and Expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through January 31, 2012 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class by class basis, management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 1.00% and 1.50% of the Fund’s average daily net assets for Class Y and Admin Class shares, respectively. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
Portfolio Turnover The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

26

Fund Summary

Investments, Risks and PerformancePrincipal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with characteristics including discounted price compared to economic value, undervalued credit ratings with strong or improving credit profiles and yield premium relative to its benchmark (although not all of the securities selected will have these attributes). In selecting investments for the Fund, the Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities. The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities. The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management. In connection with its principal investment strategies, the Fund may also invest in Rule 144A securities, structured notes, zero-coupon bonds, pay-in-kind bonds, mortgage-related securities, stripped securities, futures, swaps (including credit default swaps) and other derivatives for hedging and investment purposes. Except as provided above, the Fund is not limited in the percentage of its assets that it may invest in these instruments. Principal Risks The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.Below Investment-Grade Fixed-Income Securities Risk: This is the risk that the Fund’s investments in below investment-grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment-grade fixed-income securities. Credit Risk: Credit risk is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. Derivatives Risk: Derivatives are subject to changes in the value of the underlying asset or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The Fund’s use of derivatives such as forward currency contracts, structured notes, futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is greater for forward currency contracts, swaps and other over-the-counter traded derivatives), the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. Moreover, there can be no assurance that the Fund’s derivative counterparties will not experience financial difficulties, possibly resulting in losses to the Fund. Emerging Markets Risk: Investing in emerging markets companies, which may be smaller and have shorter operating histories than companies in developed markets, involves risks in addition to, and greater than, those generally associated with investing in companies in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets.

27

Fund Summary

Equity Securities Risk: The value of the Fund’s investments in equity securities could be subject to unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Rule 144A securities may be less liquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser’s assessment of the prospects for a company’s growth is wrong, or if the Adviser’s judgment of how other investors will value the company’s growth is wrong, then the price of the company’s stock may fall or not approach the value that the Adviser has placed on it. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Fixed-Income Securities Risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. You may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund’s ability to sell them. Foreign Securities Risk: The Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks also are associated with foreign securities. Interest Rate Risk: Changes in interest rates may cause the value of the Fund’s investments to decrease. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. A period of low interest rates may cause the Fund to have a low or negative yield, potentially reducing the value of your investment. Issuer Risk: The value of the Fund’s investments may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.Leverage Risk: Use of derivative instruments may involve leverage. Leverage is the risk associated with securities or practices that multiply small index, market or asset price movements into larger changes in value. To the extent that the Fund uses a derivative for purposes other than as a hedge, or if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative and any loss generated by the derivative will not be offset by a gain. Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Illiquid investments also may be difficult to value. Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result. Market Risk: The market value of a security will move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer’s financial condition, as well as overall market and economic conditions. Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Risk/Return Bar Chart and Table The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for the one-year, five-year and ten-year periods compare to those of two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at ga.natixis.com and/or by calling the Fund toll-free at 800-225-5478.

28

Fund Summary

Total Returns for Class Y Shares
Highest Quarterly Return: Second Quarter 2009, 18.22%
Lowest Quarterly Return: Third Quarter 2008, -13.40%
Average Annual Total Returns (for the periods ended December 31, 2010)	Past 1 Year	Past 5 Years	Past 10 Years
Loomis Sayles Strategic Income Fund Class Y – Return Before Taxes	13.82%	8.12%	10.58%
Return After Taxes on Distributions	11.49%	5.69%	7.92%
Return After Taxes on Distributions & Sales of Fund Shares	8.93%	5.49%	7.55%
Admin Class – Return Before Taxes	13.16%	7.51%	9.89%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%
Barclays Capital U.S. Universal Bond Index	7.16%	5.90%	6.08%
The returns shown in the bar chart and table for the periods prior to September 15, 2003 reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003. The returns shown in the table prior to the inception of Admin Class shares (February 1, 2010) are those of Class A shares, restated to reflect the higher net expenses of Admin Class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. ManagementInvestment AdviserLoomis, Sayles & Company, L.P.Portfolio ManagersMatthew J. Eagan, CFA, Portfolio Manager and Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2007.Daniel J. Fuss, CFA, Vice Chairman, Director and Managing Partner of the Adviser, has served as portfolio manager of the Fund since 1995.Kathleen C. Gaffney, CFA, Vice President of the Adviser, has served as assistant portfolio manager of the Fund since 1996.Elaine M. Stokes, Vice President of the Adviser, has served as associate portfolio manager of the Fund since 2007.Purchase and Sale of Fund SharesClass Y shares of the Fund may be purchased by the following entities at the following investment minimums.A minimum initial investment of $100,000 and the minimum subsequent investment of $100 for:
  Other mutual funds, endowments, foundations, bank trust departments or trust companies.
There is no initial or subsequent investment minimum for:

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Fund Summary

  Wrap Fee Programs of certain broker-dealers, the advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions.
  Retirement Plans such as 401(a), 401(k) or 457 plans.
  Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the retirement plans invested in the Fund as set forth above.
  Registered Investment Advisers investing on behalf of clients in exchange for an advisory, management or consulting fee.
  Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company (“MetLife”) or their affiliates.
  Deferred Compensation Plan Accounts of New England Life Insurance Company (“NELICO”), MetLife or their affiliates (“Deferred Compensation Accounts”).
  Separate Accounts of New England Financial, MetLife or their affiliates.
Due to operational limitations at your financial intermediary, certain wrap fee programs, retirement plans, individual retirement accounts and accounts of registered investment advisers may be subject to the investment minimums described above. Please consult your financial representative for more information.At the discretion of Loomis Sayles, employees and clients of Loomis Sayles may purchase Class Y shares of the Fund below the stated minimums. At the discretion of Natixis Advisors, clients of Natixis Advisors and its affiliates may purchase Class Y shares of the Fund below the stated minimums. Admin Class shares of the Fund are intended primarily for qualified retirement plans held in an omnibus fashion and are not appropriate for individual investors. Admin Class shares of the Fund require no minimum initial or subsequent investment. The Fund’s shares are available for purchase (and are redeemable on any business day) through your investment dealer, directly from the Fund by writing to the Fund at Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, by exchange, by wire, by internet at ga.natixis.com (Admin Class shares only), through the Automated Clearing House system, or, in the case of redemptions, by telephone at 800-225-5478 or by the Systematic Withdrawal Plan. Tax Information Fund distributions are generally taxable to you as ordinary income or capital gain, except for distributions to retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally. Payments to Broker-Dealers and Other Financial IntermediariesIf you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Goals, Strategies and Risks

More Information About the Funds Loomis Sayles Core Plus Bond FundInvestment Goal The Fund seeks high total investment return through a combination of current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval. Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in bonds, which include debt securities of any maturity. In accordance with applicable Securities and Exchange Commission (“SEC”) requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund normally will invest primarily in investment-grade securities. “Investment-grade” securities are those securities that are rated in one of the top four ratings categories at the time of purchase by at least one of the three major ratings agencies (Moody’s, Fitch or S&P), or, if unrated, are determined by the Adviser to be of comparable quality. For purposes of this restriction, investment-grade securities also include cash and cash equivalent securities. The Fund will generally seek to maintain an effective duration of +/- 2 years relative to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. While the effective duration for the Barclays Capital U.S. Aggregate Bond Index fluctuates, as of December 31, 2010, the effective duration was 4.90 years. The Fund may also invest up to 20% of its assets, at the time of purchase, in bonds rated below investment-grade (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Adviser to be of comparable quality, and up to 10% of its assets in non-USD securities. There is no minimum rating for the securities in which the Fund may invest. The Fund’s investments may include, for example, securities issued by U.S. and non-U.S. corporations and governments, securities issued by supranational entities, U.S. government sponsored agency debenture and pass-through securities, commercial mortgage-backed and asset-backed securities.The portfolio management team seeks to build and manage a portfolio that will perform well on a benchmark-relative and, secondarily, on an absolute basis in the market environment it anticipates over the short to intermediate term. The primary factors for broad sector positioning are the Adviser’s expected performance of sectors in the benchmark and the incremental performance or diversification benefits the Fund’s portfolio managers anticipate from opportunistic allocations to certain non-benchmark sectors. In addition, the Fund’s portfolio managers will look at individual security selection, position size and overall duration contribution to the portfolio.Purchase and sale considerations also include overall portfolio yield, interest rate sensitivity across different maturities held, fixed income sector fundamentals and outlook, technical supply/demand factors, credit risk, cashflow variability, security optionality and structure, as well as potential currency and liquidity risk. The Adviser also considered economic factors. Individual securities are assessed on a risk/return basis, both on a benchmark-relative and on an absolute return basis, and on their fit within the overall portfolio strategy.Specifically, the Adviser follows a total return-oriented investment approach and considers broad sector allocation, quality and liquidity bias, yield curve positioning and duration in selecting securities for the Fund. The Fund’s portfolio managers consider economic and market conditions as well as issuer-specific data, such as:
  Fixed charge coverage
  The relationship between cash flows and debt service obligations
  The experience and perceived strength of management or security structure
  Price responsiveness of the security to interest rate changes
  Earnings prospects
  Debt as a percentage of assets
  Borrowing requirements, debt maturity schedules and liquidation value
In selecting investments for the Fund, the Adviser employs the following strategies:
  Its research analysts and sector teams work closely with the Fund’s portfolio managers to develop an outlook for the economy from research produced by various financial firms and specific forecasting services or from economic data released by U.S. and foreign governments, as well as the Federal Reserve Bank.

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Investment Goals, Strategies and Risks

  Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.
  The Adviser continuously monitors an issuer’s creditworthiness or cash-flow stability to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer’s financial outlook is promising. This may create an opportunity for higher returns.
  The Adviser seeks to balance opportunities for yield and price performance by combining macro economic analysis with individual security selection. Fund holdings are generally diversified across sectors and industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.
In connection with its principal investment strategies, the Fund may also:
  Invest in Rule 144A securities and structured notes.
  Invest in foreign securities, including those in emerging markets, and engage in currency transactions for hedging or investment purposes. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in mortgage-related securities, including mortgage dollar rolls.
  Invest in futures and swaps (including credit default swaps).
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.Credit RiskThis is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used.

32

Investment Goals, Strategies and Risks

Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Interest Rate Risk This is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities, such as bonds, notes, asset-backed securities and other income-producing securities and derivatives. Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund’s investments to decline. A significant change in interest rates could cause the Fund’s share price (and the value of your investment) to change. Liquidity RiskLiquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities RiskIn addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

33

Investment Goals, Strategies and Risks

The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

34

Investment Goals, Strategies and Risks

Loomis Sayles High Income FundInvestment GoalThe Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund will invest at least 65% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for the securities in which the Fund may invest. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P have rated the securities in one of its top four rating categories) or, if the security is unrated, are determined by the Adviser to be of comparable quality. The Fund will normally invest at least 65% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets and related currency hedging transactions. The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The Adviser performs its own extensive credit analysis to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:
  Issuer debt and debt maturity schedules
  Earnings prospects
  Responsiveness to changes in interest rates
  Experience and perceived strength of management
  Borrowing requirements and liquidation value
  Market price in relation to cash flow, interest and dividends
In selecting investments for the Fund, the Adviser employs the following strategies:
  The Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria.
  The Adviser employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. The Adviser analyzes an individual company’s potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.
  The Adviser emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). The Adviser also assesses a bond’s relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.
  The Adviser seeks to diversify the Fund’s holdings to reduce the inherent risk in below investment-grade fixed-income securities.
In connection with its principal investment strategies, the Fund may also:
  Invest in structured notes, zero-coupon, pay-in-kind and Rule 144A securities.
  Invest in futures, swaps (including credit default swaps) and other derivatives.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of

35

Investment Goals, Strategies and Risks

issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.Credit RiskThis is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets Risk This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in

36

Investment Goals, Strategies and Risks

securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value.

37

Investment Goals, Strategies and Risks

Loomis Sayles International Bond FundInvestment GoalThe Fund seeks high total investment return through a combination of high current income and capital appreciation. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund expects to invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers than a diversified fund. The Fund invests primarily (at least 65% of its net assets) in fixed-income securities of issuers located outside the United States. Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund invests primarily in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (Moody’s, Fitch or S&P) or, if unrated, are determined by the Adviser to be of comparable quality, although the Fund may invest up to 35% of its assets in below investment-grade fixed-income securities (commonly known as “junk bonds”). There is no minimum rating for securities in which the Fund will invest. Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major ratings agencies (Moody’s, Fitch or S&P) have rated the securities in one of its top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. The Fund may invest in fixed-income securities of any maturity. The Fund may also invest in foreign currencies and may engage in other foreign currency transactions for investment or for hedging purposes. In deciding which securities to buy and sell, the Adviser may consider, among other things, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, currency considerations and the Adviser’s expectations regarding general trends in interest rates. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. The Adviser’s credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 credits worldwide. The broad coverage combined with the objective to identify attractive investment opportunities makes this an important component of the investment approach. Second, the Adviser analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, the Adviser analyzes whether to accept or to hedge the currency risk. In certain instances, the Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged. The fixed-income securities in which the Fund may invest include public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers, including, but not limited to, corporations, governments (including their agencies, instrumentalities and sponsored entities), supranational entities, partnerships and trusts. The Fund may also invest in preferred stocks, convertible securities, when-issued securities, Rule 144A securities, mortgage- or asset-backed securities and zero-coupon securities issued by any of the above-named entities.In connection with its principal investment strategies, the Fund may also:
  Invest in inflation- and index-linked securities, senior loans and structured notes.
  Invest in common stocks. The Fund’s investment in common stocks will be limited to shares acquired as a result of a financial restructuring, bankruptcy or similar transaction or from an exchange or conversion of a permissible security held in the portfolio.
  Invest in derivatives, including options, futures and options on futures, forward contracts and swap contracts (including credit default swaps).
  Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund’s return.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices.

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Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments

39

Investment Goals, Strategies and Risks

in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The market for mortgage backed securities (and other asset backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

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Investment Goals, Strategies and Risks

Loomis Sayles Investment Grade Bond FundInvestment GoalThe Fund seeks high total investment return through a combination of current income and capital appreciation.Principal Investment Strategies Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. “Investment-grade” securities are those securities that are rated as such at the time of purchase by at least one of the three major rating agencies (Moody’s, Fitch or S&P) or, if unrated, are determined by the Adviser to be of comparable quality. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment-grade fixed-income securities, it may invest up to 10% of its assets in below investment-grade fixed-income securities (also known as “junk bonds”). Below investment-grade fixed-income securities are rated below investment-grade quality (i.e., none of the three major rating agencies (Moody’s, Fitch or S&P) have rated the securities in one of their top four ratings categories) or, if unrated, are determined by the Adviser to be of comparable quality. There is no minimum rating for the securities in which the Fund may invest. The Fund may invest in fixed-income securities of any maturity. The Fund will not invest in equity securities of any kind or make any equity investment. In deciding which securities to buy and sell, the Adviser will consider, among other things, the financial strength of the issuer, current interest rates, the Adviser’s expectations regarding future changes in interest rates and comparisons of the level of risk associated with particular investments with the Adviser’s expectations concerning the potential return of those investments. Three themes typically drive the Fund’s investment approach. First, the Adviser generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market-related securities, which are securities that may not have a direct correlation with changes in interest rates. The Adviser believes that the Fund may generate positive returns by having a portion of the Fund’s assets invested in non-market-related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, the Adviser analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. The Adviser generally prefers securities that are protected against calls (early redemption by the issuer). In connection with its principal investment strategies, the Fund may also:
  Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
  Invest in corporate securities, U.S. government securities, and commercial paper.
  Invest in zero -coupon securities, mortgage-backed securities including mortgage dollar rolls, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and convertible securities.
  Engage in foreign currency hedging transactions, repurchase agreements and swap transactions (including credit default swaps). The Adviser may elect not to hedge currency risk, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.
  Invest in Rule 144A securities and structured notes.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments.

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Investment Goals, Strategies and Risks

Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets RiskThis is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. The market for mortgage backed securities (and other asset backed securities) has experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

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Investment Goals, Strategies and Risks

A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

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Investment Goals, Strategies and Risks

Loomis Sayles Limited Term Government and Agency FundInvestment GoalThe Fund seeks a high current return consistent with preservation of capital. The Fund’s investment goal may be changed without shareholder approval.Principal Investment StrategiesUnder normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable SEC requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Adviser follows a total return-oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund’s portfolio the following characteristics, although not all securities selected will have these characteristics and the Adviser may look for other characteristics if market conditions change:
  Average credit rating of “AAA” by S&P or Fitch, or “Aaa” by Moody’s or, if unrated, are determined by the Adviser to be of comparable quality.
  Effective duration range of two to four years.
In selecting investments for the Fund, the Adviser employs the following strategies:
  Its research analysts work closely with the Fund’s portfolio managers to develop an outlook on the economy from research produced by various financial firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.
  The analysts also conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.
  The Adviser continuously monitors an issuer’s creditworthiness to assess whether the obligation remains an appropriate investment for the Fund.
  The Adviser seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.
  The Adviser seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.
In connection with its principal investment strategies, the Fund may also:
  Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P or Fitch, or Baa or higher by Moody’s).
  Invest in zero-coupon bonds, Rule 144A securities and structured notes.
  Invest in foreign bonds denominated in U.S. dollars and related foreign currency transactions.
  Invest in asset-backed securities (if rated AAA by S&P or Fitch, or Aaa by Moody’s) and mortgage-related securities, including mortgage dollar rolls.
  Invest in futures, swaps (including credit default swaps) and other derivatives.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment goal. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Agency Securities Risk
Agency securities are subject to fixed-income securities risk, as described herein. Certain debt securities issued or guaranteed by agencies of the U.S. government are guaranteed as to the payment of principal and interest by the relevant entity but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security and, therefore, these types of securities should be considered to be riskier than U.S. government securities. In addition, in 2008 the U.S. Treasury Department placed certain government-sponsored companies into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear.

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Investment Goals, Strategies and Risks

Credit Risk This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S. investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Liquidity Risk Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling these illiquid securities at an advantageous price or at the time desired. A lack of liquidity also may cause the value of investments to decline. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities. Investment in derivatives may be especially illiquid when compared to other securities, especially during periods of market stress. Similarly, the market for money market and similar instruments may become illiquid at certain times. At these times, it may be difficult to sell securities. Illiquid investments also may be difficult to value. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is

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Investment Goals, Strategies and Risks

greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.A dollar roll involves potential risks of loss in addition to those related to the securities underlying the transactions. The Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

46

Investment Goals, Strategies and Risks

Loomis Sayles Strategic Income FundInvestment GoalThe Fund seeks high current income with a secondary objective of capital growth. The Fund’s investment goal may be changed without shareholder approval.Principal Investment Strategies Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including below investment-grade securities, or “junk bonds”) with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and related foreign currency transactions and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers may shift the Fund’s assets among various types of income-producing securities based upon changing market conditions. The Adviser performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund’s portfolio managers use a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:
  Discounted price compared to economic value
  Undervalued credit ratings with strong or improving credit profiles
  Yield premium relative to its benchmark
In selecting investments for the Fund, the Adviser generally employs the following strategies:
  The Adviser utilizes the skills of its in-house team of more than 30 research analysts to cover a broad universe of industries, companies and markets. The Fund’s portfolio managers take advantage of these extensive resources to identify securities that meet the Fund’s investment criteria.
  The Adviser seeks to buy bonds that offer a positive yield advantage over the market and, in its view, have room to increase in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.
  The Adviser provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues (including convertible securities), foreign debt securities and U.S. government securities.
  The Fund’s portfolio managers maintain a core of the Fund’s investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund generally seeks to maintain a high level of diversification as a form of risk management.
In connection with its principal investment strategies, the Fund may also:
  Invest in Rule 144A securities, structured notes, zero-coupon bonds and pay-in-kind bonds.
  Invest in mortgage-related securities and stripped securities.
  Invest in futures, swaps (including credit default swaps) and other derivatives for hedging and investment purposes.
As a temporary defensive measure, the Fund may hold any portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest in money market instruments or high quality debt securities as the Adviser deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective. Principal Investment Risks The Fund has principal investment strategies that come with inherent risks. The principal risks of investing in the Fund are summarized in the Fund Summary under “Principal Investment Risks.” The Fund does not represent a complete investment program. The following provides more information about some of the risks to which the Fund may be subject because of its investments in various types of securities or engagement in various practices. Below Investment-Grade Fixed-Income Securities Risk
Below investment-grade fixed-income securities, also known as “junk bonds,” are rated below investment-grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. To be considered rated below investment-grade quality, none of the three major rating agencies (Moody’s, Fitch or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, the Adviser has determined it to be of comparable quality. Analysis of the creditworthiness of issuers of below investment-grade fixed-income securities may be more complex than for issuers of higher-quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade fixed-income securities, be more dependent upon the

47

Investment Goals, Strategies and Risks

Adviser’s credit analysis than would be the case if the Fund were investing in higher-quality securities. The issuers of these securities may be in default or have a currently identifiable vulnerability to default on their payments of principal and interest, or may otherwise present elements of danger with respect to payments of principal or interest. Below investment-grade fixed-income securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. Yields on below investment-grade fixed-income securities will fluctuate. If the issuer of below investment-grade fixed-income securities defaults, the Fund may incur additional expenses to seek recovery.Credit RiskThis is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. Foreign securities may be subject to increased credit risk because of the potential difficulties of requiring foreign entities to honor their contractual commitments. Derivatives Risk Derivatives are subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. Derivatives also are subject to credit risk and liquidity risk. Investments in derivatives also are subject to the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices and the risk that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s derivative counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. Losses resulting from the use of derivatives will reduce the Fund’s net asset value (“NAV”), and possibly income, and the losses may be significantly greater than if derivatives had not been used. Emerging Markets Risk This is the risk associated with investing in companies traded in emerging securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to, and greater than, those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging market economies is generally less than in more developed markets. Equity Securities RiskYou may lose money on your investment due to unpredictable drops in a stock’s value or periods of below-average performance in a given stock or in the stock market as a whole. The value of the Fund’s investments in equity securities is subject to the risks of unpredictable declines in the value of individual securities and periods of below-average performance in individual securities or in the equity market as a whole. Securities issued in initial public offerings tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. Rule 144A securities may be less liquid than other equity securities. Small-capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the Fund’s portfolio. Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock generally take precedence over the claims of those who own common stock. Equity securities may take the form of stock in corporations, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and other similar securities. Fixed-Income Securities Risk Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security’s value or periods of below-average performance in a given security or in the securities market as a whole. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce the Fund’s ability to sell them. Below investment-grade fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. Rule 144A securities and structured notes may be more illiquid than other fixed-income securities. Foreign Securities Risk This is the risk associated with investments in issuers located in foreign countries. The Fund’s investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s non-U.S.

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Investment Goals, Strategies and Risks

investments to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire foreign investment. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets. These risks also apply to securities of foreign issuers traded in the United States or through depositary receipt programs such as American Depositary Receipts. To the extent the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Mortgage-Related and Asset-Backed Securities Risk In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risks, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that an unexpected rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. Recent events in the U.S. mortgage markets have led to a reduced demand for mortgage loans and increased the liquidity risk for some mortgage-related securities. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities. The value of some mortgage-related securities, and other asset-backed securities, in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages. The market for mortgage-related securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

49

Management Team

Percentage Investment Limitations. Except as set forth in the SAI, the percentage limitations set forth in this Prospectus and the SAI apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.Portfolio Holdings A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the section “Portfolio Holdings Information” in the SAI. A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available on the Funds’ website at ga.natixis.com. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-Q with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds’ website at ga.natixis.com (select the name of a Fund in the “Fund Selector” and then click “Holdings”). Management Team Meet the Funds’ Investment Adviser The Natixis Funds family currently includes 30 mutual funds (the “Natixis Funds”). The Natixis Funds family had combined assets of $34.8 billion as of December 31, 2010. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). Adviser Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each of these Funds. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the advisory administrator to the Loomis Sayles Core Plus Bond Fund, whereby it provides certain administrative and adviser oversight services in accordance with an Advisory Administration Agreement. Natixis Advisors is a subsidiary of Natixis US. Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $291.8 billion in assets under management at December 31, 2010. Natixis Advisors provides certain administrative and oversight services to the Loomis Sayles Core Plus Bond Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The aggregate advisory fees paid by the Funds during the fiscal year ended September 30, 2010, as a percentage of each Fund’s average daily net assets, were 0.41% for Loomis Sayles Core Plus Bond Fund (after waivers)1, 0.56% for Loomis Sayles High Income Fund (after waivers), 0.21% for Loomis Sayles International Bond Fund (after waivers), 0.40% for Loomis Sayles Investment Grade Bond Fund, 0.41% for Loomis Sayles Limited Term Government and Agency Fund (after waivers), and 0.56% for Loomis Sayles Strategic Income Fund. A discussion of the factors considered by the Funds’ Board of Trustees in approving the Funds’ investment advisory contract is available in each Fund’s annual report for the fiscal year ended September 30, 2010.
1	The advisory fee for the Loomis Sayles Core Plus Bond Fund consisted of a fee of 0.206% payable to Loomis Sayles, as investment adviser to the Fund and an advisory administration fee of 0.206% payable to Natixis Advisors, as advisory administrator to the Fund.

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Management Team

Portfolio Trades In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Funds’ shares or are affiliated with Natixis US or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees. Securities Lending. Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and the Fund will also receive a fee or interest on the collateral. These fees or interest are income to each Fund, although each Fund often must share the income with the securities lending agent and/or the borrower. Securities lending involves, among other risks, the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan. In addition, any investment of cash is generally at the sole risk of the Funds. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Funds’ risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Funds may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash, possibly requiring it to liquidate other portfolio securities to satisfy its obligations. Each Fund’s securities lending activities are implemented pursuant to policies and procedures approved by the Board of Trustees and are subject to Board oversight. Transactions with Other Investment Companies. Pursuant to SEC exemptive relief, each Fund may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”)(an affiliate of Loomis Sayles) or its affiliates (“Central Funds”). The Central Funds currently include one money market fund: the Daily Income Fund. The Daily Income Fund is advised by Reich & Tang Asset Management, LLC (“Reich & Tang”). Because Loomis Sayles, Natixis Advisors and Reich & Tang are subsidiaries of Natixis US, the Funds and the Central Funds may be considered to be related companies comprising a “group of investment companies” under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, Absolute Asia Asset Management Limited, AEW Capital Management, L.P., AlphaSimplex Group, LLC, BlackRock Investment Management, LLC (“BlackRock”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P., Vaughan Nelson Investment Management, L.P. and Westpeak Global Advisors, L.P (“Westpeak”). Each of these advisers and subadvisers (except BlackRock and Westpeak) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders. The Funds also may make investments in related investment companies to the extent permitted by SEC regulation. Meet the Funds’ Portfolio Managers The following persons have had primary responsibility for the day-to-day management of each Fund’s portfolio since the date stated below. Associate portfolio managers are actively involved in formulating the overall strategy for the funds they manage but are not the primary decision makers. Each portfolio manager has been employed by Loomis Sayles for at least five years. Kenneth M. Buntrock — Kenneth M. Buntrock has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in February 2008. Mr. Buntrock, Vice President of Loomis Sayles, began his investment career in 1974 and joined Loomis Sayles in 1997. Mr. Buntrock holds the designation of Chartered Financial Analyst. He received a B.A. from Pennsylvania State University, an M.B.A. from the University of Pittsburgh and has over 35 years of investment experience. Matthew J. Eagan — Matthew J. Eagan has served as co-portfolio manager of theLoomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006 and the Loomis Sayles Strategic Income Fund since February 2007. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1989 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 21 years of investment experience.

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Management Team

Daniel J. Fuss — Daniel J. Fuss has served as portfolio manager of the Loomis Sayles Strategic Income Fund since May 1995 and has served as co-portfolio manager of the Loomis Sayles Investment Grade Bond Fund since its inception in December 1996. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1958 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 52 years of investment experience. Kathleen C. Gaffney — Kathleen C. Gaffney has been assisting Daniel Fuss as a portfolio manager of the Loomis Sayles Strategic Income Fund since April 1996, has served as co-portfolio manager of the Loomis Sayles High Income Fund since May 2002 and has served as an associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006. Ms. Gaffney, Vice President of Loomis Sayles, began her investment career in 1984 and joined Loomis Sayles in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 26 years of investment experience. John Hyll — John Hyll has served as co-portfolio manager of the Loomis Sayles Limited Term Government and Agency Fund since April 2003. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1987. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 27 years of investment experience. Peter W. Palfrey — Peter W. Palfrey has served as co-portfolio manager of the Loomis Sayles Core Plus Bond Fund since 1996 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 27 years of investment experience. Richard G. Raczkowski — Richard G. Raczkowski has served as a co-portfolio manager of theLoomis Sayles Core Plus Bond Fund since 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of the Core Plus Bond Fund). Mr. Raczkowski, co-Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1985 and joined Loomis Sayles in 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 21 years of investment experience. David W. Rolley — David W. Rolley has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in February 2008. Mr. Rolley, Vice President of Loomis Sayles, began his investment career in 1980 and joined Loomis Sayles in 1994. Mr. Rolley holds the designation of Chartered Financial Analyst. He received a B.A. from Occidental College, studied graduate economics at the University of Pennsylvania and has over 30 years of investment experience. Clifton V. Rowe — Clifton V. Rowe has served as co-portolio manager of the Loomis Sayles Limited Term Government and Agency Fund since June 2001. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. Prior to becoming a Portfolio Manager, he served as a Trader from 1999 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 18 years of investment experience. Lynda L. Schweitzer — Lynda L. Schweitzer has served as co-portfolio manager of the Loomis Sayles International Bond Fund since its inception in February 2008. Ms. Schweitzer, Vice President of Loomis Sayles, began her investment career in 1986 and joined Loomis Sayles in 2001. Ms. Schweitzer holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Rochester, an M.B.A. from Boston University and has over 23 years of investment experience. Elaine M. Stokes — Elaine M. Stokes has served as associate portfolio manager of the Loomis Sayles Investment Grade Bond Fund since September 2006, the Loomis Sayles High Income Fund since February 2007 and the Loomis Sayles Strategic Income Fund since February 2007. Ms. Stokes, Vice President of Loomis Sayles, began her investment career in 1987 and joined Loomis Sayles in 1988. She received a B.S. from St. Michael’s College and has over 23 years of investment experience. Please see the SAI for information on portfolio manager compensation, other accounts under management by the portfolio managers and the portfolio managers’ ownership of securities in the Funds. Fund Services Investing in the Funds Compensation to Securities DealersThe Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund have adopted distribution plans under Rule 12b-1 of the 1940 Act that allow the Funds to pay fees for the sale and distribution of Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is 0.25% of the Funds’ average daily net assets attributable to the shares of the Admin Class. Because distribution and service (12b-1) fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges and service fees.

52

Fund Services

Admin Class shares of the Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Strategic Income Fund are offered exclusively through intermediaries, who will be the record owner of the shares. Admin Class shares may pay an administrative services fee at an annual rate of up to 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares. Each Fund may make payments to financial intermediaries that provide shareholder services to shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents to compensate those intermediaries for services they provide to such shareholders, including, but not limited to, sub-accounting, sub-transfer agency, similar shareholder or participant recordkeeping, shareholder or participant reporting, or shareholder or participant transaction processing (“recordkeeping and processing-related services”). The actual payments, and the services provided, vary from firm to firm. These fees are paid by each Fund in light of the fact that other costs may be avoided by each Fund where the intermediary, not each Fund’s service provider, provides services to Fund shareholders.
The Distributor, a Fund’s adviser and each of their respective affiliates may, out of their own resources, which generally come directly or indirectly from fees paid by the Funds, make payments to certain dealers and other financial intermediaries that satisfy certain criteria established from time to time by the Distributor. Payments may vary based on sales, the amount of assets a dealer’s or intermediary’s clients have invested in the Fund, and other factors. These payments may also take the form of sponsorship of seminars or informational meetings or payments for attendance by persons associated with a dealer or intermediary at informational meetings. The Distributor and its affiliates may also make payments for recordkeeping and processing-related services to financial intermediaries that sell Fund shares. These payments may be in addition to payments made by each Fund for similar services. The payments described in this section, which may be significant to the dealers and the financial intermediaries, may create an incentive for a dealer or financial intermediary or their representatives to recommend or sell shares of a particular fund or share class over other mutual funds or share classes. Additionally, these payments may result in the Funds receiving certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments, including placement on a sales list, including a preferred or select sales list, or in other sales programs. These payments, which are in addition to any amounts you may pay your dealer or other financial intermediary, may create potential conflicts of interest between an investor and a dealer or other financial intermediary who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial representative and review carefully any disclosure by the dealer or other financial intermediary as to what monies it receives from mutual funds and their advisers and distributors, as well as how your financial representative is compensated. Please see the SAI for additional information about payments made by the Distributor and its affiliates to dealers and intermediaries. It’s Easy to Open an Account To Open an Account with Natixis Funds:1.   Read this Prospectus carefully. Each Fund is generally available for purchase in the U.S., Puerto Rico, Guam and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.2.   Determine how much you wish to invest. See the information regarding investment minimums for various types of accounts in the section “Purchase and Sale of Fund Shares.”3.   You should contact Natixis Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.4.   Use the sections of this Prospectus that follow as your guide for purchasing shares. Certificates Certificates will not be issued or honored for any class of shares.

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Fund Services

Buying SharesExcept to the extent otherwise permitted by the Distributor, the Funds will only accept investments from U.S. citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number. Admin Class shares are offered exclusively through intermediaries (who will be the record owner of such shares), are intended primarily for qualified retirement plans held in an omnibus fashion, and are not appropriate for individual investors.
	Opening an Account	Adding to an Account
Through Your Investment Dealer	•Call your investment dealer for information about opening or adding to an account. Dealers may also charge you a processing or service fee in connection with the purchase of Fund shares.
By Mail	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Mail the check with your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579, or the overnight address, 330 West 9th Street, Kansas City, MO 64105-1514.
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”	•Make out a check in U.S. dollars for the investment amount, payable to “Natixis Funds.” Third party checks, “starter” checks and credit card convenience checks will not be accepted.
•Complete the investment slip from an account statement or include a letter specifying the Fund name, your class of shares, your account number and the registered account name(s).
•Investments made by check are redeemable although the Fund may withhold payment until the purchase check has cleared. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Call your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com to obtain a current prospectus for the Fund into which you are exchanging.
	•Call Natixis Funds to request an exchange.	•Call your investment dealer or Natixis Funds at 800-225-5478 to request an exchange.
By Wire	•Mail your completed application to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579.
•Call Natixis Funds to obtain an account number and wire transfer instructions. Your bank may charge you for such a transfer.	•Instruct your bank to transfer funds to State Street Bank & Trust Company, ABA #011000028, and DDA #99011538.
•Specify the Fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you for such a transfer.
Through Automated Clearing House (“ACH”)	•Although you cannot open an account through ACH, you may add this feature by selecting it on your account application. •Ask your bank or credit union whether it is a member of the ACH system.	•Call Natixis Funds at 800-225-5478 to add shares to your account through ACH.
•If you have not signed up for the ACH system, please call Natixis Funds (or visit ga.natixis.com) for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”

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Fund Services

	Opening an Account	Adding to an Account
Automatic Investing Through Investment Builder	•Although you cannot open an account through Investment Builder, you may add this feature by selecting it on your account application.
•Ask your bank or credit union whether it is a member of the ACH system.	•If you have not signed up for Investment Builder, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required.
•Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH. See the section “Selling Restrictions.”
By Internet (Admin Class Only)	•You may not establish an account through the internet.	•You can access our website at ga.natixis.com to purchase shares.
By Automated Response System (Admin Class Only)	•You may not establish an account through the internet.	•Call Natixis Funds at 800-225-5478 and press 1.

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Selling Shares To Sell Some or All of Your Shares Certain restrictions may apply. Redemption proceeds may not be available immediately upon redemption for shares purchased through ACH or Investment Builder. See the section “Restrictions on Buying, Selling and Exchanging Shares.” Generally, a transaction fee will be charged for expedited payment of redemption proceeds of $5.50 for wire transfers, $50 for international wire transfers or $20.50 for overnight delivery. These fees are subject to change.
Through Your Investment Dealer	•Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of Fund shares.
By Mail	•Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section “Selling Shares in Writing.”
•The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
•Mail your request by regular mail to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to Natixis Funds, 330 West 9th Street, Kansas City, MO 64105-1514.
•Your proceeds will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you within three business days after the request is received in good order, although it may take longer. See the section “Selling Restrictions.”
By Exchange (See the section “Exchanging Shares” for more details.)	•Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or Natixis Funds at 800-225-5478 or visit ga.natixis.com.
•Call Natixis Funds to request an exchange.
By Wire	•Complete the “Bank Information” section on your account application.
•Call Natixis Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
•Proceeds will generally be wired on the next business day, although it may take longer. See the section “Selling Restrictions”. A wire fee will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
Through ACH	•Ask your bank or credit union whether it is a member of the ACH system.
•Complete the “Bank Information” section on your account application.
•If you have not signed up for the ACH system on your application, please call Natixis Funds at 800-225-5478 or visit ga.natixis.com for a Service Options Form. A medallion signature guarantee may be required to add this privilege.
•Call Natixis Funds to request an ACH redemption.
•Proceeds will generally arrive at your bank within three business days, although it may take longer. See the section “Selling Restrictions.”
By Telephone	•Call Natixis Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above), subject to certain restrictions. See the section “Selling Restrictions.”
By Systematic Withdrawal Plan	•Call Natixis Funds at 800-225-5478 or your financial representative for more information.
•Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.
By Internet (Admin Class Only)	•You can access our website at ga.natixis.com to process a redemption.
By Automated Response System (Admin Class Only)	•Call Natixis Funds at 800-225-5478 and press 1.

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Selling Shares in Writing If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.A medallion signature guarantee protects you against fraudulent orders and is necessary if:
  your address of record or bank account information has been changed within the past 30 days;
  you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
  a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or
  the proceeds are sent by check, wire or in some circumstances ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Funds will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
  a financial representative or securities dealer;
  a federal savings bank, cooperative or other type of bank;
  a savings and loan or other thrift institution;
  a credit union; or
  a securities exchange or clearing agency.
In some situations additional documentation may be necessary. Please contact your financial representative or Natixis Funds regarding documentation requirements. Exchanging Shares You may exchange Class Y shares of a Fund, subject to minimum investment requirements, for Class Y shares of any Natixis Fund that offers Class Y shares or for Institutional Class shares of any series of Loomis Sayles Funds that offers Institutional Class shares subject to certain restrictions noted below. The exchange must be for at least the minimum to open an account or the total NAV of your account, whichever is less. You may exchange Admin Class shares of your Fund offered through this Prospectus for Admin Class shares of any Natixis Fund or Loomis Sayles Fund that offers Admin Class shares without paying a sales charge. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For U.S. federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. You may be unable to hold your shares through the same financial intermediary if you engage in certain share exchanges. You should contact your financial intermediary for further details. Please refer to the SAI for more detailed information on exchanging Fund shares. Accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund. In order to exchange shares, a representative of the wrap fee program or a registered investment adviser must contact the Distributor in advance and follow the procedures set forth by the Distributor. In addition, all Class A shares held through the specific wrap fee platform must be exchanged for Class Y shares of the same fund. Shareholders will not be charged any fee as a result of the exchange. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder. Restrictions on Buying, Selling and Exchanging Shares The Funds discourage excessive short-term trading that may be detrimental to the Funds and their shareholders. Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in a Fund. This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities), also may have increased exposure to these risks. The Board of Trustees has adopted the following policies to address and discourage such trading. Each Fund reserves the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund. A shareholder whose exchange order has been rejected may still redeem its shares by submitting a redemption request as described under “Selling Shares.”

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Limits on Frequent Trading. Without limiting the right of each Fund and the Distributor to reject any purchase or exchange order, each Fund and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of “market timers.” An account may be deemed to be one of a market timer if it makes two “round trips” in any Fund over a 90-day interval, as determined by the Fund. A “round trip” is a purchase (including a purchase by exchange) into a Fund followed by a redemption (including a redemption by exchange) of any amount out of the same Fund. The above limits are applicable whether you hold shares directly with a Fund or indirectly through a financial intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or other third party. The preceding is not an exclusive description of activities that the Funds and the Distributor may consider to be “market timing.”Due to legal and operational constraints on the Investment Grade Bond Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Investment Grade Bond Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Investment Grade Bond Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Investment Grade Bond Fund. In addition, the Investment Grade Bond Fund and the Distributor will not be able to monitor trade activity of Class J shareholders to the same extent as holders of other classes, which will severely limit the ability of the Investment Grade Bond Fund and the Distributor to detect or prevent market timing or other trading practices that may disadvantage the Investment Grade Bond Fund. Class J shares are offered to Japanese investors through a separate prospectus. Notwithstanding the above, certain financial intermediaries, such as retirement plan administrators, may monitor and restrict the frequency of purchase and redemption transactions in a manner different from that described above. The policies of these intermediaries may be more or less restrictive than the generally applicable policies described above. Each Fund may choose to rely on a financial intermediary’s restrictions on frequent trading in place of the Fund’s own restrictions if the Fund determines, at its discretion, that the financial intermediary’s restrictions provide reasonable protection for the Fund from excessive short-term trading activity. Please contact your financial representative for additional information regarding their policies for limiting the frequent trading of Fund shares. This policy also does not apply with respect to shares purchased by certain funds-of-funds or similar asset allocation programs that rebalance their investments only infrequently. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from a Fund or the Distributor. A Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program. Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If a Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive short-term trading activity, it may, at its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. At its discretion, a Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, a Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. A Fund and the Distributor also reserve the right to notify financial intermediaries of the shareholder’s trading activity. Accounts Held by Financial Intermediaries. The ability of a Fund and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is more limited in those instances in which the financial intermediary maintains the record of a Fund’s underlying beneficial owners. In general, each Fund and the Distributor will review trading activity at the omnibus account level. If a Fund and the Distributor detect suspicious activity, they may request and receive personal identifying information and transaction histories for some or all underlying shareholders (including plan participants) to determine whether such shareholders have engaged in market timing or other excessive short-term trading activity. If a Fund believes that a shareholder has engaged in market timing or other excessive short-term trading activity in violation of the Fund’s policies through an omnibus account, the Fund will attempt to limit transactions by the underlying shareholder which engaged in such trading, although it may be unable to do so. The Fund may also limit or prohibit additional purchases of Fund shares by an intermediary. Investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund. Purchase RestrictionsEach Fund is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Funds may not be able to open your account if the requested information is not provided. Each Fund reserves the right to refuse to open an account, close an account and redeem your shares at the then-current price or take other such steps that the Fund deems necessary to comply with federal regulations if your identity cannot be verified.

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Selling Restrictions The table below describes restrictions placed on selling shares of a Fund. Please see the SAI for additional information regarding redemption payment policies:
Restriction	Situation
Each Fund may suspend the right of redemption or postpone payment for more than 7 days:	•When the New York Stock Exchange (the “NYSE”) is closed (other than a weekend/holiday) as permitted by the SEC.
•During an emergency as permitted by the SEC.
•During any other period permitted by the SEC.
Each Fund reserves the right to suspend account services or refuse transaction requests:	•With a notice of a dispute between registered owners or death of a registered owner. •With suspicion/evidence of a fraudulent act.
Each Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	•When it is detrimental for a Fund to make cash payments as determined in the sole discretion of the adviser.
Each Fund may withhold redemption proceeds for 10 days from the purchase date:	•When redemptions are made within 10 calendar days of purchase by check or ACH to allow the check or ACH transaction to clear.
Although most redemptions are made in cash, as described in the SAI, the Fund reserves the right to redeem shares in kind. If a shareholder receives a distribution in kind, the shareholder will bear the market risk associated with the distributed securities and may incur brokerage or other charges in converting the securities to cash. How Fund Shares Are Priced “Net asset value” is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities Number of outstanding shares
The NAV of Fund shares is determined pursuant to policies and procedures approved by the Board of Trustees, as summarized below:
  A share’s NAV is determined at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4:00 p.m., Eastern time. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. In addition, the Fund’s shares will not be priced on the holidays listed in the SAI. See the section “Net Asset Value” in the SAI for more details.
  The price you pay for purchasing, redeeming or exchanging a share will be based upon the NAV next calculated (plus or minus applicable sales charges as described earlier in the Fund Summary) after your order is received by the transfer agent “in good order.”1
  Requests received by the Funds after the NYSE closes will be processed based upon the NAV determined at the close of regular trading on the next day that the NYSE is open. If the transfer agent receives the order in good order prior to market close, the shareholder will receive that day’s NAV. Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the Fund determines its NAV and transmitted to the transfer agent prior to market open on the next business day are processed at the NAV determined on the day the order was received by your investment dealer. Please contact your investment dealer to determine whether it has entered into such a contractual agreement. If your investment dealer has not entered into such a contractual agreement, your order will be processed at the NAV next determined after your investment dealer submits the order to the Fund.
  If a Fund invests in foreign securities, it may have NAV changes on days when you cannot buy or sell its shares.
1	Please see the section “Buying Shares,” which provides additional information regarding who can receive a purchase order.
Generally, Fund securities are valued as follows:

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  Equity securities — last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price.
  Debt securities (other than short-term obligations) — based upon evaluated prices furnished to a Fund by an independent pricing service, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
  Short-term obligations (purchased with an original or remaining maturity of 60 days or less) — amortized cost (which approximates market value).
  Securities traded on foreign exchanges — market price on the foreign exchange, unless the Fund believes that an occurrence after the close of that exchange will materially affect the security’s value. In that case, the security may be fair-valued at the time the Fund determines its NAV by or pursuant to procedures approved by the Board of Trustees. When fair-valuing their securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.
  Swaps — market value based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers.
  Options — domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotations. Over-the-counter options contracts are valued based on quotations obtained from broker-dealers.
  Futures — unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Fund’s Board of Trustees.
  Forward foreign currency contracts — interpolated prices determined based on information provided by an independent pricing service.
  All other securities — fair market value as determined by the Adviser pursuant to procedures approved by the Board of Trustees.
As described above, if market prices are not readily available for a security, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that a Fund might reasonably expect to receive from a current sale of the security in the ordinary course of business). A Fund may also value securities at fair value or estimate their values pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund. Dividends and DistributionsThe Funds generally distribute all or substantially all of their net investment income (other than capital gains) in the form of dividends. Each Fund except the Loomis Sayles Limited Term Government and Agency Fund declares and pays dividends for each class monthly. The Loomis Sayles Limited Term Government and Agency Fund declares dividends for each class daily and pays them monthly. Each Fund expects to distribute all or substantially all of its net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule for making distributions as long as payments are made at least annually.Distributions will automatically be reinvested in shares of the same class of the distributing Fund at NAV unless you select one of the following alternatives:
  Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at NAV in shares of the same class of another Natixis Fund registered in your name. Certain investment minimums and restrictions may apply.
  Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another Natixis Fund.
  Receive all distributions in cash.
For more information or to change your distribution option, contact Natixis Funds in writing or call 800-225-5478.If you earn more than $10 annually in taxable income from a Natixis Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year’s distributions on your U.S. federal income tax return. This information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

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Tax ConsequencesExcept as noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Funds and does not address any non-U.S., state or local tax consequences.Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify each year for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are timely distributed to shareholders. Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments that a Fund owned for more than one year over net short-term capital losses and that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gains. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds do not expect a significant portion of their distributions to be treated as qualified dividend income. For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets. It is unclear whether Congress will extend the long-term capital gain rate reduction and the special tax treatment to qualified dividend income for taxable years beginning on or after January 1, 2013. Fund distributions are taxable whether shareholders receive them in cash or in additional shares. In addition, Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed.Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received. Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities, if any, may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of the Fund’s dividends that are derived from such interest. Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Special tax rules apply to investments through such retirement plans. If an investment is through such a plan, the investor should consult a tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.Redemption, Sale or Exchange of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis or Loomis Sayles Fund) is a taxable event and will generally result in recognition of gain or loss. Gain or loss, if any, recognized by a shareholder on a redemption, sale, exchange or other disposition of Fund shares will generally be treated as long-term capital gain or loss if the shareholder held the shares for more than one year, and as short-term capital gain or loss if the shareholder held the shares for one year or less, assuming in each case that the shareholder held the shares as capital assets. Short-term capital gains are generally taxed at the rates applicable to ordinary income. Any loss realized on a disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.Taxation of Certain Fund Investments. A Fund’s investment in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund. In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. A Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities, REITs and derivatives may cause that Fund to recognize taxable income in excess of the cash generated by such investments. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

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Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding rate is 28% for amounts paid on or before December 31, 2012 and will be 31% for amounts paid after December 31, 2012. Please see the SAI for additional information on the federal income tax consequences of investing in the Funds.You should consult your tax adviser for more information on your own situation, including possible federal, state, local, foreign or other applicable taxes. Financial Performance The financial highlights table are intended to help you understand each Fund’s financial performance for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in each Fund’s annual report to shareholders. The annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

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For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b,c]	Net asset value, end of the period	Total return(%)[d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[e]	Net investment income(%)[e]	Portfolio turnover rate(%)
CORE PLUS BOND FUND
Class Y
9/30/2010	$11.97	$0.57	$0.92	$1.49	$(0.64)	$—	$(0.64)	$—	$12.82	12.85	$69,322	0.65	0.65	4.66	87
9/30/2009	10.60	0.62	1.44	2.06	(0.69)	—	(0.69)	—	11.97	20.37	34,394	0.65	0.68	5.67	102
9/30/2008	11.36	0.58	(0.70)	(0.12)	(0.64)	—	(0.64)	0.00	10.60	(1.36)	20,407	0.68	0.75	5.14	82
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	—	(0.60)	0.00	11.36	6.06	15,946	0.70	0.75	4.75	69
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	—	(0.64)	0.00	11.29	4.28	11,986	0.80[g]	0.80[g]	4.58	91
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
e	Computed on an annualized basis for periods less than one year, if applicable.
f	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
g	Includes fee/expense recovery of 0.06%.

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For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b]	Net asset value, end of the period	Total return(%)[c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[e]	Net investment income(%)[e]	Portfolio turnover rate(%)
HIGH INCOME FUND
Class Y
9/30/2010	$4.49	$0.33	$0.41	$0.74	$(0.33)	$—	$(0.33)	$—	$4.90	17.11	$69,887	0.90	0.93	7.02	56
9/30/2009	4.24	0.34	0.25	0.59	(0.34)	—	(0.34)	0.00[f]	4.49	16.29	105,713	0.90	0.92	8.32	30
9/30/2008[g]	4.87	0.22	(0.65)	(0.43)	(0.21)	—	(0.21)	0.01	4.24	(9.10)	3,833	0.90	1.15	8.03	27
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
d	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
e	Computed on an annualized basis for period less than one year, if applicable.
f	Effective June 1, 2009, redemption fees were eliminated.
g	From commencement of class operations on February 29, 2008 through September 30, 2008.

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Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b]	Net asset value, end of the period	Total return(%)[c]	Net assets, end of the period (000’s)	Net expenses(%)[d,e]	Gross expenses(%)[e]	Net investment income(%)[e]	Portfolio turnover rate(%)
INTERNATIONAL BOND FUND
Class Y
9/30/2010	$10.82	$0.25	$0.47	$0.72	$(0.30)	$(0.08)	$(0.38)	$—	$11.16	6.92	$8,908	0.85	1.23	2.41	128
9/30/2009	9.18	0.33	1.53	1.86	(0.22)	—	(0.22)	—	10.82	20.73	13,049	0.85	1.92	3.53	91
9/30/2008[f]	10.00	0.18	(0.81)	(0.63)	(0.20)	—	(0.20)	0.01[g]	9.18	(6.39)	9,981	0.85	2.48	2.74	60
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
d	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
e	Computed on an annualized basis for period less than one year, if applicable.
f	For the period February 1, 2008 (inception) through September 30, 2008.
g	Effective June 2, 2008, redemption fees were eliminated.

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Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b]	Net assets, end of the period (000’s)	Net expenses(%)[c,d]	Gross expenses(%)[d]	Net investment income(%)[d]	Portfolio turnover rate(%)
INVESTMENT GRADE BOND FUND
Class Y
9/30/2010	$11.65	$0.58	$0.95	$1.53	$(0.59)	$(0.03)	$(0.62)	$12.56	13.60	$4,473,001	0.56	0.56	4.82	25
9/30/2009	10.55	0.62	1.23	1.85	(0.62)	(0.13)	(0.75)	11.65	18.94	3,531,187	0.54	0.54	6.01	30
9/30/2008	11.73	0.64	(1.15)	(0.51)	(0.67)	—	(0.67)	10.55	(4.79)	1,044,046	0.53	0.53	5.48	35
9/30/2007	11.36	0.61	0.41	1.02	(0.65)	—	(0.65)	11.73	9.32	448,873	0.55[e]	0.55[e]	5.33	35
9/30/2006	11.71	0.55	0.11	0.66	(0.79)	(0.22)	(1.01)	11.36	6.09	76,548	0.55	0.63	4.94	35
Admin Class
9/30/2010*	11.80	0.33	0.73	1.06	(0.31)	—	(0.31)	12.55	9.13	879	1.08	7.68	4.06	25
*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
c	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
d	Computed on an annualized basis for periods less than one year, if applicable.
e	Includes fee/expense recovery of less than 0.01%.

67

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Net asset value, end of the period	Total return(%)[b]	Net assets, end of the period (000’s)	Net expenses(%)[c,d]	Gross expenses(%)[d]	Net investment income(%)[d]	Portfolio turnover rate(%)
LIMITED TERM GOVERNMENT AND AGENCY FUND
Class Y
9/30/2010	$11.64	$0.23	$0.48	$0.71	$(0.30)	$—	$(0.30)	$12.05	6.20	$95,847	0.63	0.71	1.94	89
9/30/2009	11.01	0.39	0.63	1.02	(0.39)	—	(0.39)	11.64	9.40	28,004	0.65	0.72	3.42	77
9/30/2008	11.03	0.47	0.02	0.49	(0.51)	—	(0.51)	11.01	4.55	6,577	0.67	0.72	4.28	52
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	—	(0.52)	11.03	4.79	4,201	0.71	0.75	4.43	45
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	—	(0.47)	11.03	3.43	2,461	0.74	0.74	3.89	50
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
c	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
d	Computed on an annualized basis for periods less than one year, if applicable.

68

Financial Performance

For a share outstanding throughout each period.
		Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
	Net asset value, beginning of the period	Net investment income[a]	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees[b,c]	Net asset value, end of the period	Total return(%)[d]	Net assets, end of the period (000’s)	Net expenses(%)[e,f]	Gross expenses(%)[f]	Net investment income(%)[f]	Portfolio turnover rate(%)
STRATEGIC INCOME FUND
Class Y
9/30/2010	$13.38	$0.83	$1.31	$2.14	$(0.84)	$—	$(0.84)	$—	$14.68	16.50	$2,521,337	0.71	0.71	5.92	27
9/30/2009	12.09	0.90	1.36	2.26	(0.89)	(0.08)	(0.97)	—	13.38	20.91	2,057,888	0.72	0.72	7.76	39
9/30/2008	15.17	1.00	(3.03)	(2.03)	(1.04)	(0.01)	(1.05)	0.00	12.09	(14.34)	783,058	0.72	0.72	6.88	24
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00	15.17	10.22	638,868	0.74	0.74	5.67	22
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00	14.59	9.28	271,065	0.78	0.78	5.30	21
Admin Class
9/30/2010*	13.87	0.52	0.79	1.31	(0.52)	—	(0.52)	—	14.66	9.61	4,379	1.24	1.24	5.52	27
*	From commencement of Class operations on February 1, 2010 through September 30, 2010.
a	Per share net investment income has been calculated using the average shares outstanding during the period.
b	Amount rounds to less than $0.01 per share, if applicable.
c	Effective June 2, 2008, redemption fees were eliminated.
d	Had certain expenses not been waived/reimbursed during the period, if applicable, total return would have been lower.
e	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
f	Computed on an annualized basis for period less than one year, if applicable.

69

Glossary of Terms

Glossary of TermsBottom-up approach — The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services. Capital gain distributions — Payments to a fund’s shareholders of net profits earned from selling securities in a fund’s portfolio. Capital gain distributions are usually paid once a year. Credit rating — Independent evaluation of a bond’s creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor’s Ratings Group, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Investors Services, Inc. (“Fitch”). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody’s, are generally considered investment-grade. Derivative — A financial instrument whose value and performance are based on the value and performance of another security, asset, index or financial instrument. Discounted price — The difference between a bond’s current market price and its face or redemption value. Diversification — The strategy of investing in a wide range of companies or securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses. Dividend yield — The current or estimated annual dividend divided by the market price per share of a security. Duration — An estimate of how much a bond’s price fluctuates with changes in comparable interest rates. Income distributions — Payments to a fund’s shareholders resulting from the net interest or dividend income earned by a fund’s portfolio. Inflation — A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index. Interest rate — Rate of interest charged for the use of money, usually expressed at an annual rate. Market capitalization — Market price multiplied by number of shares outstanding. Whether a company is considered a “large,” “medium” or “small” capitalization company for any particular fund will depend upon the company’s market capitalization at the time of measurement and the index being used and/or the guidelines used by the portfolio manager. Maturity — The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years. Net assets — A fund’s assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, “net assets” as used in such policies means net assets plus borrowings made for investment purposes. Net asset value (NAV) per share — The market value of one share of a fund on any given day without taking into account any front-end sales charge or contingent deferred sales charge. It is determined by dividing a fund’s total net assets by the number of shares outstanding. Rule 144A securities — Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund’s trustees, that a particular issue of Rule 144A securities is liquid. Structured notes — Structured notes are debt obligations whose principal and/or interest payments are determined by reference to changes in some external factor or factors, such as an interest rate or a commodities or securities index. Swap agreements — Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a credit default swap, one party agrees to make periodic payments to a counterparty, in exchange for the right to receive a payment in the event of default of the underlying reference security. Top-down approach — The method in which an investor first looks at trends in the general economy, next selects industries and then companies that the investor believes should benefit from those trends. Total return — The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund. Value investing — An investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks. Volatility — The general variability of a fund’s value resulting from price fluctuations of its investments. Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

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If you would like more information about the Funds, the following documents are available free upon request: Annual and Semiannual Reports—Provide additional information about each Fund’s investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. Statement of Additional Information (SAI)—Provides more detailed information about the Funds and their investment limitations and policies. The SAI has been filed with the SEC and is incorporated into this Prospectus by reference. For a free copy of the Funds’ annual or semiannual report or their SAIs, to request other information about the Funds, and to make shareholder inquiries generally, contact your financial representative, visit the Funds’ website at ga.natixis.com or call the Funds at 800-225-5478. Important Notice Regarding Delivery of Shareholder Documents: In our continuing effort to reduce your fund’s expenses and the amount of mail that you receive from us, we will combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request. Your financial representative or Natixis Funds will also be happy to answer your questions or to provide any additional information that you may require. Information about the Funds, including their respective reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds’ reports and SAI are available free from the EDGAR Database on the SEC’s Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Portfolio Holdings—A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the SAI.
Investment Company Act File No. 811-04323
Investment Company Act File No. 811-06241
 YB51-0211

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2011

LOOMIS SAYLES FUNDS I

Loomis Sayles Bond Fund

Institutional Class (LSBDX), Retail Class (LSBRX) and Admin Class (LBFAX)

Loomis Sayles Global Bond Fund

Institutional Class (LSGBX) and Retail Class (LSGLX)

Loomis Sayles Inflation Protected Securities Fund

Institutional Class (LSGSX) and Retail Class (LIPRX)

Loomis Sayles Intermediate Duration Bond Fund

Institutional Class (LSDIX) and Retail Class (LSDRX)

Loomis Sayles Small Cap Value Fund

Institutional Class (LSSCX), Retail Class (LSCRX) and Admin Class (LSVAX)

LOOMIS SAYLES FUNDS II

Loomis Sayles Small Cap Growth Fund

Institutional Class (LSSIX) and Retail Class (LCGRX)

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Statutory Prospectuses of the series of Loomis Sayles Funds I or Loomis Sayles Funds II listed above (collectively the “Funds,” with each series being known as a “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Loomis Sayles Retail Income Funds Statutory or Summary Prospectuses or Loomis Sayles Retail Equity Funds Statutory or Summary Prospectuses, each dated February 1, 2011, as may be revised from time to time and supplemented (the “Prospectus” or “Prospectuses”). Investors may obtain the Prospectuses without charge from Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594, by calling 800-633-3330 or by visiting www.loomissayles.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-633-3330 or by visiting the Funds’ website at www.loomissayles.com.

M-LSLRSAI-0211

1

2

THE TRUSTS

Loomis Sayles Funds I and Loomis Sayles Funds II (each, a “Trust” and together, the “Trusts”) are each registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.

Loomis Sayles Funds I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated December 23, 1993, as amended and restated on June 22, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to July 1, 2003, Loomis Sayles Funds I was named “Loomis Sayles Investment Trust.” The Trust offers a total of ten series.

The Loomis Sayles Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 16, 1991. The Loomis Sayles Global Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 10, 1991. The Loomis Sayles Small Cap Value Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 13, 1991. The Loomis Sayles Inflation Protected Securities Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on May 21, 1991. The Loomis Sayles Intermediate Duration Bond Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 28, 1998. The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund and Loomis Sayles Small Cap Value Fund each reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of Loomis Sayles Funds II on September 12, 2003.

Loomis Sayles Funds II is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated February 20, 1991, as amended and restated on July 21, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. The Trust offers a total of eleven series. Prior to July 1, 2003, Loomis Sayles Funds II was named “Loomis Sayles Funds.”

The Loomis Sayles Small Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on January 2, 1997. Admin Class shares of the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares on May 21, 2003.

INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by each Trust’s Board of Trustees. The percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Loomis Sayles Bond Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

3

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to by the staff of the SEC.

The Loomis Sayles Bond Fund may:

(16)	Pledge its assets to the maximum extent permitted by applicable law.

4

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates or otherwise designates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Global Bond Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)

Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them

5

or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (i) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (ii) purchase and sell put and call options on securities, and (iii) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Loomis Sayles Global Bond Fund may:

(16)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

In restriction (15), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Inflation Protected Securities Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

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*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(13)	Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(14)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (17) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(15)	Invest more than 20% of its net assets (plus any borrowings made for investment purposes) in securities that are not backed by the full faith and credit of the U.S. government. Prior to implementation of any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders. In interpreting this restriction, the 20% policy is applied to current market value.

(16)

Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in inflation-protected securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by

7

Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

The Loomis Sayles Inflation Protected Securities Fund may:

(17)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

In restriction (15), the 20% policy is applied to current market value. However, if the Fund no longer meets the 20% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it would be required to make future investments in a manner that would bring the Fund into compliance with the 20% requirement, but would not be required to sell portfolio holdings that have increased in value.

In restriction (16), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Loomis Sayles Intermediate Duration Bond Fund may not:

*(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate).

*(3) Make loans, except to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

*(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a “diversified” to “non-diversified” management investment company.

*(5) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Fund’s use of reverse repurchase agreements and “dollar roll” arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

*(7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

8

*(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis Sayles determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the SEC.

(9) Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in investment-grade fixed-income securities. Prior to any change in such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

The Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

In restriction (a), the 80% policy is applied at the time of investment. However, if a Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Although authorized to invest in restricted securities, the Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract; nor, consistent with the position of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund designates on its records or segregates or otherwise designates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Small Cap Value Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities

9

category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (15) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.

The Loomis Sayles Small Cap Value Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

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The Loomis Sayles Small Cap Growth Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (15) below; any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in the equity securities of small cap companies. Prior to any change to such

11

policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC. Currently, the Fund defines a small cap company to be one whose market capitalization either falls within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies, or is $3 billion or less at the time of investment.

The Loomis Sayles Small Cap Growth Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

INVESTMENT STRATEGIES

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices, that may be used by Loomis Sayles in managing the Funds. Each Fund’s principal strategies are detailed in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies. The list under each category below is not intended to be an exclusive list of securities, investments and practices for investments. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the applicable Prospectus, in the section “Investment Restrictions” in this Statement, or under applicable law, each Fund may engage in the strategies listed below and other strategies, and invest in the securities and instruments listed below and other securities and instruments. Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in any security that falls under the specific category, including securities that are not listed below. The relevant Prospectus and/or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus and/or this Statement.

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Fund	Securities	Practices
Bond Fund

Debt Securities (Asset-Backed Securities, Collateralized Mortgage Obligations, Commercial Paper, Convertible Securities, Corporate Securities, Investment-Grade Fixed-Income Securities, Below Investment-Grade Fixed-Income Securities, Mortgage-Related Securities, Preferred Stock, REITs, Stripped Securities, Mortgage-Backed Securities, U.S. Government Securities, When-Issued Securities, Zero-Coupon Securities, 144A Securities, Mortgage Dollar Rolls, Inflation-Linked Securities, Bank Loans)

Equity Securities (Investment Companies, Common Stock)

Foreign Securities (Currency Transactions, Emerging Markets, Supranational Entities)

Repurchase Agreements, Swap Contracts, Illiquid Securities, Futures Contracts, Options, Temporary Defensive Strategies.

Global Bond Fund

Debt Securities (Investment-Grade Fixed-Income Securities, Corporate Bonds, Convertible Securities, World Government Securities, Below Investment-Grade Fixed-Income Securities, Asset-Backed Securities, Zero-Coupon Securities, 144A Securities, Mortgage-Related Securities, REITs, Stripped Securities, Mortgage-Backed Securities, When-Issued Securities, Commercial Paper, Collateralized Mortgage Obligations, Mortgage Dollar Rolls, Inflation-Linked Securities, Bank Loans)

Equity Securities (Investment Companies)

Foreign Securities (Emerging Markets, Supranational Entities, Currency Transactions)

Repurchase Agreements, Futures Contracts, Options, Swap Contracts, Temporary Defensive Strategies.

Inflation Protected Securities Fund	Debt Securities (U.S. Government Securities, Mortgage-Related Securities, Inflation-Linked Bonds) Equity Securities (Investment Companies)	Futures Contracts, Options, Swap Contracts, Temporary Defensive Strategies.

Intermediate Duration Bond Fund

Debt Securities (Investment-Grade Fixed-Income Securities, Corporate Bonds, Convertible Securities, U.S. Government Securities, Zero-Coupon Securities, 144A Securities, Mortgage-Related Securities, Asset-Backed Securities, REITs, When-Issued Securities, Mortgage Dollar Rolls, Structured Notes, Stripped Securities, Inflation-Linked Securities)

Equity Securities (Investment Companies)

Foreign Securities (Emerging Markets, Supranational Entities, Currency Transactions)

Futures Contracts, Options, Swap Contracts, Temporary Defensive, Strategies.

Small Cap Value Fund	Equity Securities (REITs, Investment Companies, Small Cap Companies) Foreign Securities (Emerging Markets, Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies.

Small Cap Growth Fund	Equity Securities (Small Cap Companies, Investment Companies) Foreign Securities (Emerging Markets, Currency Transactions)	144A Securities, Futures Contracts, Options, Securities Lending, Temporary Defensive Strategies.

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Adjustable Rate Mortgage Security (“ARM”)

An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. ARMs involve risks similar to those described in the section “Mortgage-Related Securities.”

Asset-Backed Securities

Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. The value of some asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

Bank Loans

The Loomis Sayles Bond Fund and Loomis Sayles Global Bond Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many banks loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a

14

lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations (“CMOs”)

Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. Government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund might have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Common Stocks and Other Equity Securities

Common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities, together called “equity securities,” are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stocks and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and other similar securities. As mentioned above, common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities generally take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities, potentially in a significant amount. The value of your investment in a fund that invests in equity securities may decrease. The Funds may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Small Capitalization Companies.” The Funds’ investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles’ assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that Loomis Sayles has placed on it.

Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their

15

stocks to be out of favor. If Loomis Sayles’ assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that Loomis Sayles has placed on it. The Loomis Sayles Small Cap Value Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Convertible Securities

Some Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Depositary Receipts

Certain Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by an arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in ADRs, changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce

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exposure to other risks when that would be beneficial. The adviser will “cover” its obligations under its derivative contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the section “Certain Additional Risks of Derivative Instruments.” Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although a Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended, (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500 Index futures trade in contracts equal to $250 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or liquid securities equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” If a Fund has a long position in a futures contract it will designate on the Fund’s records or establish a segregated account with the Fund’s custodian liquid assets eligible for purchase by the Fund equal to its daily marked to market net obligation under the contract (less any margin on deposit). For short positions in futures contracts, a Fund will designate on the Fund’s records or establish a segregated account with the custodian with liquid assets eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal its daily marked to market net obligation under the futures contracts. Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns

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or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American style” option allows exercise of the option at any time during the term of the option. A “European style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Options on Indices

Some Funds may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options)

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would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

Some Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. As described above, the adviser will “cover” its obligations under forward contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular

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notional investments or instruments. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments. A Fund will designate or segregate liquid assets in an amount sufficient to cover its current net obligations under swap agreements.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, a Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit

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its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities whose performance corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying

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securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. A Fund will be required, however, to segregate or designate on its records liquid assets in amounts sufficient at all times to satisfy its net obligations under options and futures contracts.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the

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“Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

The Funds are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, Loomis Sayles may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Fixed-Income Securities

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Since interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of debt securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value (“NAV”) of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”)) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are below investment-grade quality. To be considered below investment-

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grade quality, none of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Foreign Currency Transactions

Some Funds may engage in foreign currency transactions. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund either designated on the Fund’s records or held in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments” above. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such

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diminutions in the value of the portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A Fund’s use of currency transactions may be limited by tax considerations. The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.”

Foreign Securities

Certain Funds may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issues are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and, at times, more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the U.S., and judgments again foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a

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dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred. In determining whether to invest assets of a Fund in securities of a particular foreign issue, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund’s net income available for distribution to shareholders.

In addition, because a Fund may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although a Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how each Fund uses fair value pricing, see the section “Net Asset Value.”

Investments in emerging markets may be subject to the risks discussed herein to a greater extent than those in more developed markets. See the section “Emerging Markets” above.

Illiquid Securities

Certain Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, including securities whose disposition is restricted by federal securities laws. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which a Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, pursuant to guidelines established by the Trusts’ Board of Trustees, that the particular issue is liquid.

Inflation-Linked and Inflation-Indexed Securities

Certain Funds may invest in inflation-linked securities. Inflation-linked securities are fixed-income securities whose principal value is adjusted periodically according to the rate of inflation. Some Funds, particularly Loomis Sayles Global Bond Fund, may invest in inflation-linked securities issued by the Japanese government. These securities generally have maturities of ten or thirty years and interest is payable semiannually. The principal amount of these securities increases as in the price index used as a reference for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-indexed securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates

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increased at a faster rate than inflation, real interest rate might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period holds inflation-linked securities, the Fund may earn less on such securities than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked securities issued by the Japanese government will be subject to the risks described in the section “Foreign Securities.” Certain Funds may also invest in Treasury Inflation-Protected Securities issued by the U.S. Government. See the section “U.S. Government Securities” for additional information.

Initial Public Offerings

Certain Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. The Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains. The availability of IPOs may be limited so that a Fund does not get the full allocation desired.

Investment Companies

Certain Funds may invest in other investment companies. Investment companies, including companies such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies. In other circumstances, the market value of an investment company’s shares may be less than the NAV per share of the investment company.

Money Market Instruments

Each Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates may change the market value of a security, each Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes. However, even though money market instruments are generally considered to be high-quality and a low risk investment, recently a number of issuers of money market and money market-type instruments have experience financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If money market instruments become

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illiquid, the Funds may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

Mortgage Dollar Rolls

Certain Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Certain funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) certificates or securities issued by the Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional fixed-income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayment. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities.

The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed, mortgage-related and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories, less documentation or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-related securities has in recent years experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Securities issued by the GNMA and the FNMA and similar issuers may also be exposed to risks described in the section “U.S. Government Securities.”

Pay-in-Kind Securities

Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time

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remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Private Placements

The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult or impossible to sell the securities when its adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically are less readily available for these securities. The judgment of the Funds’ adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Certain Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

REITs

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified outside of real estate, and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

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REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than more widely-held securities.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction, or, generally, for treatment as qualified dividend income.

Repurchase Agreements

A Fund may enter into repurchase agreements. Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at what is considered to be comparatively low market risk. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement, for example, against a counterparty undergoing financial distress.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the Loomis Sayles has determined, under guidelines established by each Trust’s Trustees, that the particular issue is liquid.

Securities Lending

A Fund may lend from its total assets in the form of portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Fund will continue to benefit from payments in lieu of interest or dividends on the securities loaned and may also receive a return through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33-1/3% of a Fund’s assets (taken at current value.). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called, so that the securities may be voted by the Fund. A Fund pays various fees in connection with such loans.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan defaults on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing a Fund’s assets.

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Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Small Capitalization Companies

The Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The NAVs of funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Step-Coupon Securities

Certain Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government, or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff’s position. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Certain Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can

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also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Supranational Entities

Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entities depend for financial backing or repayment may be unable or unwilling to provide that support. Obligations of supranational entities that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Securities” and “Foreign Currency Transactions.”

Tax-Exempt Securities

The Funds may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income taxation.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A for a description of securities ratings).

The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing

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power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of the Tax-Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by a Fund. Neither event will require the elimination of an investment from a Fund’s portfolio, but a Fund’s adviser will consider such an event as part of its normal, ongoing review of all a Fund’s portfolio securities.

The Funds do not currently intend to invest in so-called “moral obligation” bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the “moral obligation,” meets the investment criteria established for investments by such a Fund.

Securities in which a Fund may invest, including Tax-Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Funds and the value of a Fund’s portfolios could be materially affected, in which event such a Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary

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between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

Treasury Inflation-Protected Securities (“TIPS”) - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on

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the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Warrants and Rights

Certain Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

When-Issued Securities

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. A Fund’s payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund’s risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will either designate on the Fund’s records or segregate at its custodian bank liquid assets in an amount sufficient to satisfy these obligations.

Zero-Coupon Securities

Zero-coupon securities are debt obligations (e.g., bonds) that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” (a “RIC”) under the Code, each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund investing in zero-coupon bonds will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) or invest up to 100% of its assets in cash, high-

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quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

Each Trust’s Board of Trustees has adopted policies to limit the disclosure of portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at www.loomissayles.com. Generally, full portfolio holdings information will not be posted until it has aged at least 30 days. A list of the Funds’ top 10 holdings will generally be available on a monthly basis within 7 business days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds, as follows:

(1)	Disclosure of portfolio holdings posted on the Funds’ website, provided that the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to RiskMetrics Group and Glass Lewis & Co., LLC, as part of the proxy voting administration and research services, respectively, provided to the Funds’ adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Funds’ adviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

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With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds, Bloomberg (daily disclosure of full portfolio holdings, provided next business day), Barclays Capital (periodic disclosure of full portfolio holdings), Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. Each Fund’s officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by each Fund’s adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the Funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, each Fund’s and the adviser’s fiduciary duty to shareholders, and each Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by each Fund’s adviser or by any affiliated person of the adviser.

MANAGEMENT OF THE TRUSTS

Each Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trusts. For purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the Trusts. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined by the 1940 Act, of the relevant Trust.

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The following table provides information about the members of the Board of Trustees of the Trust including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	45 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker (1956)***	Trustee From 2005 to 2009 and Since 2011 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	45 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee Since 2002 for Loomis Sayles Funds I and Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	45 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Daniel M. Cain (1945)	Trustee Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	45 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 for Loomis Sayles Funds I and Loomis Sayles Funds II Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	45 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 for Loomis Sayles Funds I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	45 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	45 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trustees and/or other business organizations; executive experience at a management consulting company

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Erik R. Sirri (1958)	Trustee Since 2009 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	45 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Loomis Sayles Funds I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	45 None	Mutual fund industry and executive experience, including roles and president and chief executive officer for an investment advisor

Cynthia L. Walker (1956)	Trustee Since 2005 for Loomis Sayles Funds I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	45 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104

Trustee

Since 2002 for Loomis Sayles Funds I and Loomis Sayles Funds II

President and Chief Executive Officer of Loomis Sayles Funds I since 2002

Chief Executive Officer of Loomis Sayles Funds II since 2002

		President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	45 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis Sayles & Company, L.P.

David L. Giunta[2] (1965)***	Trustee Since 2008 President	President and Chief Executive Officer, Natixis Distribution	45 None	Experience on Board of Trustees of the Trusts; continuing

40

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During the Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
	of Loomis Sayles Funds II; Executive Vice President of Loomis Sayles Funds I	Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly, President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company		experience as President and Chief Executive Officer of Natixis Global Associates – U.S.
John T. Hailer[3] (1960)	Trustee Since 2003 for Loomis Sayles Funds I and Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	45 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.
*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, , Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
***	Messrs. Baker and Giunta were appointed as trustees effective January 1, 2011.
[1]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with affiliated persons of the Trusts: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

OFFICERS OF THE TRUST

Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P., and Natixis Asset Management Advisors, L.P.

41

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Distributors, L.P., Natixis Advisors, or Loomis Sayles are omitted, if not materially different from a Trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board of Trustees reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of each Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between a Fund’s Adviser and each Trust,

42

and governance matters relating to each Trust. During the fiscal year ended September 30, 2010, this committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to the Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Funds’ Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of each Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2010, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker - Chairman	Edward A. Benjamin – Chairman
Wendell J. Knox	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Daniel M. Cain
Erik R. Sirri
Peter J. Smail

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management

43

identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Loomis Sayles and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2010, the Trustees had the following ownership in the Funds:

Interested Trustees:

Dollar Range of Fund Shares*	Robert J. Blanding	David L. Giunta**	John T. Hailer
Loomis Sayles Bond Fund	E	A	A
Loomis Sayles Global Bond Fund	A	A	A
Loomis Sayles Inflation Protected Securities Fund	A	A	A
Loomis Sayles Intermediate Duration Bond Fund	A	A	A
Loomis Sayles Small Cap Growth Fund	E	C	D
Loomis Sayles Small Cap Value Fund	E	A	E
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E

*	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000
**	Mr. Giunta was appointed as a trustee effective January 1, 2011

Independent Trustees:

Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker***	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox**	Sandra O. Moose	Erik R. Sirri	Peter J. Smail	Cynthia L. Walker**
Loomis Sayles Bond Fund	A	A	A	A	A	A	E	A	E	A

44

Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker***	Edward A. Benjamin**	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox**	Sandra O. Moose	Erik R. Sirri	Peter J. Smail	Cynthia L. Walker**
Loomis Sayles Global Bond Fund	A	A	A	A	A	A	A	A	A	A

Loomis Sayles Inflation Protected Securities Fund	A	A	A	A	A	A	A	A	A	A

Loomis Sayles Intermediate Duration Bond Fund	A	A	A	A	A	A	A	A	A	A

Loomis Sayles Small Cap Growth Fund	A	A	A	A	A	A	A	A	A	A

Loomis Sayles Small Cap Value Fund	A	A	E	A	A	D	A	A	A	A
Aggregate Dollar Range of Fund Shares in All Funds Overseen by Trustee in the Fund Complex	E	E	E	E	E	E	E	E	E	E

*	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000
**	Amounts include economic value of notional investments held through the deferred compensation plan.
***	Mr. Baker served as a trustee until his resignation on December 4, 2009 and was reappointed as a trustee effective January 1, 2011.

Trustee Fees

The Trusts pay no compensation to their officers or to their Interested Trustees.

The Chairperson of the Boards receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments receives a one-time fee of $10,000. The ad hoc Committee on Alternative

45

Investments (Messrs. Benjamin, Cain and Drucker) is not a standing committee. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts and Loomis Sayles Funds Trusts and Hansberger International Series, based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

The table below shows the amounts received by the trustees for serving as Trustees of the Trusts and for also serving as Trustees of Natixis Funds Trusts and Hansberger International Series during the fiscal year ended September 30, 2010. The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2010

	Aggregate Compensation from Loomis Sayles Funds I*	Aggregate Compensation from Loomis Sayles Funds II**	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex***
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.	$49,003	$51,251	$0	$0	$145,250
Charles D. Baker[1]	$6,956	$7,163	$0	$0	$19,075
Edward A. Benjamin	$62,597	$65,217	$0	$0	$181,500
Daniel M. Cain	$61,802	$64,217	$0	$0	$176,250
Kenneth A Drucker	$56,967	$59,196	$0	$0	$162,500
Wendell J. Knox	$53,561	$55,945	$0	$0	$157,750
Sandra O. Moose	$100,394	$101,500	$0	$0	$237,500
Erik R. Sirri[2]	$45,091	$47,222	$0	$0	$134,521
Peter J. Smail[2]	$42,976	$45,043	$0	$0	$128,521
Cynthia L. Walker	$52,766	$54,945	$0	$0	$152,500
INTERESTED TRUSTEES
David L. Giunta	$0	$0	$0	$0	$0
John T. Hailer	$0	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2010, with respect to Loomis Sayles Funds I. The total amount of deferred compensation accrued for Loomis Sayles Funds I as of September 30, 2010 for the trustees is as follows: Allison $299,178, Benjamin $380,006, Cain $312,241, Knox $69,265, Sirri $47,800 and Walker $232,772.
**	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2010, with respect to Loomis Sayles Funds II. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2010 for the trustees is as follows: Allison $648,676, Benjamin $329,631 , Cain $315,297 , Knox $72,143, Sirri $50,051 and Walker $220,840.
***	Total Compensation represents amounts paid during the fiscal year ended September 30, 2009 to a Trustee for serving on the Board of Trustees of eight (8) trusts with a total of forty-two (42) funds as of September 30, 2010.
[1]	Mr. Baker served as a trustee until his resignation on December 4, 2009 and was reappointed as a trustee effective January 1, 2011.
[2]	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trustee on the normal payment date for such fees.

Code of Ethics. The Trusts, Loomis Sayles, and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies. The Boards of Trustees of the Funds have adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to Loomis Sayles, the Funds’ investment adviser. Under the

46

Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to each Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by the adviser under the Guidelines.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2010 is available without charge (i) through the Funds’ website, www.loomissayles.com and (ii) on the SEC’s website at www.sec.gov.

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OWNERSHIP OF FUND SHARES

The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding securities. Information provided in this table is as of January 3, 2011.*

To the extent that any shareholder listed below beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Fund	Shareholder and Address	Percentage of Shares Held
Loomis Sayles Bond Fund[1]
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	35.91%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	16.24%
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data Services Jacksonville, FL 32246-6484	6.08%
	Citigroup Global Markets Inc. New York, NY 10013-2375	6.01%
	TD Ameritrade Inc for the Exclusive Benefit of Our Customers Omaha, NE 68103-2226	5.15%
(Retail Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	38.83%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	20.62%
	UBS WM USA Jersey City, NJ 07310-2055	5.67%
(Admin Class Shares)	Nationwide Trust Co. Columbus, OH 43218-2029	20.07%
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data Services Jacksonville, FL 32246-6484	9.15%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	8.01%
	Hartford Life Insurance Co Separate Acct Weatogue, CT 06089-9793	7.91%

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Fund	Shareholder and Address	Percentage of Shares Held
Loomis Sayles Global Bond Fund[2]
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	24.11%
	Inova Healthcare Services Falls Church, VA 22042-1254	19.94%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	15.53%
(Retail Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	44.64%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	23.79%
Loomis Sayles Small Cap Value Fund[3]
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	16.77%
	Fidelity Investment Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans Covington, KY 41015-1999	14.92%
	Wells Fargo Bank NA Minneapolis, MN 55480-1533	8.69%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	6.53%
	Citigroup Global Markets Inc. New York, NY 10013-2375	5.45%
	Vanguard Fiduciary Trust Company Loomis Sayles Omnibus Account Attn: Outside Funds Valley Forge, PA 19482-2600	5.04%
(Admin Class Shares)	Reliance Trust Company Greenwood Village, CO 80111-5002	26.81%
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data Services Jacksonville, FL 32246-6484	25.55%
	New York Life Trust Company Parsippany, NJ 07054-1007	7.42%
	ING Advisor Somerset, NJ 08873-4162	6.39%
(Retail Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	44.06%

49

Fund	Shareholder and Address	Percentage of Shares Held
	Fidelity Investment Institutional Operations Co. (FIIOC) as Agent for Certain Employee Benefit Plans Covington, KY 41015-1999	19.56%
	ING Life Insurance Company Hartford, CT 06156-0001	9.75%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	9.70%
Loomis Sayles Inflation Protected Securities Fund[4]
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	27.65%
	Loomis Sayles Distributors LP Boston, MA 02111-2621	11.35%
	Merrill Lynch Pierce Fenner & Smith Inc. Merrill Lynch Financial Data Services Jacksonville, FL 32246-6484	10.52%
	Loomis Sayles Trust Co LLC Boston, MA 02111-2647	9.09%
	Michigan Peer Review Organization Farmington Hills, MI 48335-2631	6.85%
	TD Ameritrade Inc For the Exclusive Benefit of Our Clients Omaha, NE 68103-2226	5.26%
(Retail Class Shares)	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	35.47%
	Pershing LLC Jersey City, NJ 07303-2052	13.20%
	Raymond James & Assoc Inc. Largo, FL 33777-3154	11.57%
	Raymond James & Assoc Inc. Redmond, WA 98053-1999	11.38%
	Raymond James & Assoc Inc. Largo, FL 33777-3166	8.52%
	State Street Bank & Trust Co Bronxville, NY 10708-0952	7.51%

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Fund	Shareholder and Address	Percentage of Shares Held
Loomis Sayles Intermediate Duration Bond Fund[5]
(Institutional Class Shares)	Curry College Milton, MA 02186-2395	33.60%
	SEI Private Trust Co Oaks, PA 19456-9989	23.00%
	Youngstown Area Jewish Federation Youngstown, OH 44504-1314	11.08%
	Northern Trust Co FBO Arrow Fastener Pension Chicago, IL 60675-0001	8.30%
(Retail Class Shares)	Davenport & Company LLC Suffolk, VA 23435-3287	8.28%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	6.01%
	LPL Financial FBO Customer Accounts San Diego, CA 92150-9046	5.76%
Loomis Sayles Small Cap Growth Fund
(Institutional Class Shares)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	29.75%
	OTC Custodian FBO NEF Agents Retirement Plans Greenwood Village, CO 80111-5002	14.05%
	Fidelity Investments Institutional For Certain Employee Benefit Plans Covington, KY 41015-1999	11.15%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	10.08%
	Concord Hospital Non Pension Concord, NH 03301	6.59%
(Retail Class Shares)	Mercer Trust Company TTEE FBO Constellation Brands, Inc. Norwood, MA 02062-1599	12.10%
	PMS/Prudential Retirement Allen, TX 75013-2790	7.52%
	PMS/Prudential Retirement Detroit, MI 48226-1610 Charles Schwab & Co. Inc.	7.45%

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Fund	Shareholder and Address	Percentage of Shares Held
	San Francisco, CA 94104-4151	6.61%
	National Financial Services Corp For Exclusive Benefit of Our Customers New York, NY 10281-1003	6.46%

[1]

As of January 3, 2011, Charles Schwab & Company Inc, San Francisco, CA 94104-4151 owned 38.90% of the Loomis Sayles Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

[2]

As of January 3, 2011, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 32.91% of the Loomis Sayles Global Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

[3]

As of January 3, 2011, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 26.90% of the Loomis Sayles Small Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

[4]

As of January 3, 2011, Charles Schwab & Company Inc., San Francisco, CA 94104-4151 owned 27.23% of the Loomis Sayles Inflation Protected Securities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Company Inc. Charles Schwab & Company Inc. is organized under the laws of California and is wholly-owned by Schwab Holdings, Inc.

[5]

As of January 3, 2011, Curry College, Milton, MA 02186-2395 owned 32.55% of the Loomis Sayles Intermediate Duration Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Curry College.

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

Management Ownership

As of record on January 3, 2011, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds.

As of January 3, 2011, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 21.20% of the Loomis Sayles Inflation Protected Securities Fund, 1.51% of Loomis Sayles Intermediate Duration Bond Fund, 7.68% of the Loomis Sayles Small Cap Growth Fund, and 3.54% of the Loomis Sayles Small Cap Value Fund.

As of January 3, 2011, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 7.01% of the Loomis Sayles Small Cap Growth Fund and 1.99% of the Loomis Sayles Small Cap Value Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory/Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Richard Skaggs, Timothy Hunt, Greg O’Hara, Tom Fahey, John McGraw, Paul Sherba, John Russell, Warren Koontz and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

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INVESTMENT ADVISORY AND OTHER SERVICES

Natixis Advisors, formed in 1995, is a limited partnership owned by Natixis Global Asset Management, L.P. (“Natixis US”).

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Funds. Loomis Sayles is a subsidiary of Natixis US, which is part of Natixis Global Asset Management. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for each Fund.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $291.8 billion in assets under management or administration as of December 31, 2010.

Advisory Agreements. Each Fund’s advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund’s average daily net assets:

Fund	Rate
Loomis Sayles Bond Fund	0.60% 0.50% 0.49%	of the first $3 billion of the next $12 billion thereafter
Loomis Sayles Global Bond Fund	0.60% 0.50% 0.48%	of the first $1 billion of the next $1 billion thereafter
Loomis Sayles Inflation Protected Securities Fund	0.25%
Loomis Sayles Intermediate Duration Bond Fund	0.25%
Loomis Sayles Small Cap Growth Fund	0.75%
Loomis Sayles Small Cap Value Fund	0.75%

Each Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, litigation and other extraordinary expenses, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and costs of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Funds’ adviser, or its affiliates,

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other than affiliated registered investment companies. (See the section “Description of the Trusts.”)

Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the Funds’ adviser upon 90 days’ written notice, and each terminates automatically in the event of its assignment (as defined in the 1940 Act).

Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amounts of investment advisory fees from each Fund (before fee waivers and expense assumptions) and bore the following amounts of fee waivers for each Fund. These amounts include amounts paid by a Fund’s predecessor, where applicable.

	Fiscal Year Ended 9/30/08			Fiscal Year Ended 9/30/09			Fiscal Year Ended 9/30/10
	Advisory Fees	Fee Waivers		Advisory Fees	Fee Waivers		Advisory Fees	Fee Waivers
Loomis Sayles Bond Fund	$86,455,857	—	*	$74,251,774	—	*	$97,620,601	—	*
Loomis Sayles Global Bond Fund	$12,638,603	—		$9,365,171	—	*	$11,507,071	—
Loomis Sayles Inflation Protected Securities Fund	$39,289	—	*	$33,599	—	*	$37,003	$37,003	*
Loomis Sayles Intermediate Duration Bond Fund	$85,501	—	*	$67,166	—	*	$79,087	$79,087	*
Loomis Sayles Small Cap Growth Fund	$726,130	—	*	$713,999	—	*	$928,032	—	*
Loomis Sayles Small Cap Value Fund	$8,053,932	—	*	$5,985,483	—	*	$7,073,643	—	*

*	In addition to the waiver of management fees, class level and other expenses have been reimbursed as indicated below.

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The table below shows expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010.

Fund	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Loomis Sayles Bond Fund	$81,414	$452,739	$18,548
Loomis Sayles Global Bond Fund	—	$129,637	—
Loomis Sayles Inflation Protected Securities Fund	$85,963	$95,963	$84,840
Loomis Sayles Intermediate Duration Bond Fund	$63,574	$75,081	$26,982
Loomis Sayles Small Cap Growth Fund	$95,181	$110,702	$139,511
Loomis Sayles Small Cap Value Fund	$767,446	$920,783	$640,652

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertaking is in effect through January 31, 2012, and will be reevaluated on an annual basis, thereafter, subject to the obligation of each applicable Fund to repay such waived/reimbursed fees or expenses in later periods to the extent that a class’s expenses fall below the expense limit. However, Loomis Sayles will not be entitled to recover any such waived/reimbursed fees more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Loomis Sayles Bond Fund		February 1, 2011
Institutional Class	0.70%
Retail Class	0.95%
Admin Class	1.20%
Loomis Sayles Global Bond Fund		February 1, 2011
Institutional Class	0.75%
Retail Class	1.00%
Loomis Sayles Inflation Protected Securities Fund
Institutional Class	0.40%	February 1, 2011
Retail Class	0.65%	May 28, 2010
Loomis Sayles Intermediate Duration Bond Fund
Institutional Class	0.40%	February 1, 2011
Retail Class	0.65%	May 28, 2010
Loomis Sayles Small Cap Growth Fund		February 1, 2011
Institutional Class	1.00%
Retail Class	1.25%
Loomis Sayles Small Cap Value Fund		February 1, 2011
Institutional Class	0.90%
Retail Class	1.15%
Admin Class	1.40%

In addition to serving as investment adviser to certain series of the Trusts, Loomis Sayles also acts as investment adviser to certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

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Distribution Agreements and Rule 12b-1 Plans. Under separate agreements with the Funds, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (each a “Distribution Agreement”) the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund.

The Distributor is paid by each Fund the service and distribution fees described in the applicable Prospectus. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a fund’s shares.

As described in their Prospectuses, the Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small Cap Value Fund have adopted Rule 12b-1 plans (“Plans”) for their Retail Class shares and with respect to the Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund, their Admin Class shares. The Plans, among other things, permit the Retail and Admin Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class as compensation for its services as principal underwriter of the shares of such class. Some Funds’ classes may pay the Distributor monthly fees of less than 0.25% of the relevant Class’s assets. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the relevant Trust’s Board of Trustees, including a majority of the trustees who are not interested persons of the Trusts (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. Under these Plans, intermediaries providing shareholder servicing and/or account maintenance services for the benefit of retirement plan record keeping investors and/or “no transaction fee” or wrap program investors may be eligible to receive Admin Class share payments. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant Class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

The following table provides information on the amount of fees paid by each of the Funds under these Plans during the past three fiscal years:

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Fund	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Loomis Sayles Bond Fund
Retail Class	$19,616,387	$15,247,110	$19,813,675
Admin Class	$1,141,246	$938,058	$1,215,694
TOTAL	$20,757,633	$16,185,168	$21,029,369
Loomis Sayles Global Bond Fund
Retail Class	$2,780,722	$2,014,894	$2,444,133
TOTAL	$2,780,722	$2,014,894	$2,444,133
Loomis Sayles Inflation Protected Securities Fund*
Retail Class	—	—	$33
TOTAL	—	—	$33
Loomis Sayles Intermediate Duration Bond Fund*
Retail Class	—	—	$44
TOTAL	—	—	$44
Loomis Sayles Small Cap Growth Fund
Retail Class	$140,202	$148,197	$191,734
TOTAL	$140,202	$148,197	$191,734
Loomis Sayles Small Cap Value Fund
Retail Class	$1,174,810	$820,762	$959,232
Admin Class	$395,796	$298,932	$359,460
TOTAL	$1,570,606	$1,119,694	$1,318,692

*	Retail Class Shares of Loomis Sayles Inflation Protected Securities Fund and Loomis Sayles Intermediate Duration Bond Fund became effective May 28, 2010, therefore did not pay fees under the Distribution Plans for the fiscal years ended September 30, 2008 or September 30, 2009.

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During the fiscal year ended September 30, 2010, the Distributor’s expenses relating to the Fund’s 12b-1 plans were as follows (compensation to broker-dealers excludes advanced commissions sold to a third party):

Fund	Advertising	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Other Distribution Costs
Loomis Sayles Bond Fund	$855,880	$6,013,532	$21,397,037	$2,241,956	$2,702,811
Loomis Sayles Global Bond Fund	$122,771	$862,608	$2,483,994	$321,596	$387,703
Loomis Sayles Inflation Protected Securities Fund	$1,252	$8,793	$15,885	$3,278	$3,952
Loomis Sayles Intermediate Duration Bond Fund	$726	$5,098	$40,090	$1,901	$2,291
Loomis Sayles Small Cap Growth Fund	$4,513	$31,708	$134,876	$11,821	$14,251
Loomis Sayles Small Cap Value Fund	$16,704	$117,366	$977,988	$43,756	$52,751

From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for market support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes.

Other Services. Natixis Advisors performs certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement dated January 1, 2005, as amended from time to time (the “Administrative Agreement”). Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) the various registrations and filings required by various regulatory authorities.

For the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010, pursuant to the administrative services agreement between Natixis Advisors and the Trusts, Natixis Advisors was reimbursed or was paid by each Trust, on behalf of the Funds, the following amounts:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2010
	Fee	Fee Waived*	Fee	Fee
Loomis Sayles Bond Fund	$8,516,973	$330,334	$7,173,026	$9,127,874
Loomis Sayles Global Bond Fund	$1,191,798	$45,880	$843,474	$1,011,213
Loomis Sayles Inflation Protected Securities Fund	$7,996	$304	$6,779	$7,110
Loomis Sayles Intermediate Duration Bond Fund	$17,427	$681	$13,546	$15,189
Loomis Sayles Small Cap Growth Fund	$49,032	$1,709	$47,922	$59,448

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Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2010
Loomis Sayles Small Cap Value Fund	$546,547	$20,880	$402,025	$453,231

*	Natixis Advisors waived a portion of its fees during the period October 1, 2007 - June 30, 2008.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in the Funds’ annual reports for the year ended September 30, 2010 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2010, the portfolio managers of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Kenneth M. Buntrock	3	$2.4 billion	0	$0	27	$4.1 billion	1	$378.4 million	85	$21.5 billion	10	$2.1 billion
Neil Burke	1	$37.2 million	0	$0	1	$10.8 million	0	$0	64	$2.5 billion	5	$200 million

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	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Mark F. Burns	3	$368 million	0	$0	1	$7 million	0	$0	13	$77.4 million	0	$0
Matthew J. Eagan	11	$46.2 billion	0	$0	13	$5.1 billion	1	$269.6 million	54	$4.7 billion	0	$0
Daniel J. Fuss	16	$49.1 billion	0	$0	3	$1.7 billion	0	$0	67	$9.4 billion	4	$552.4 million
Kathleen C. Gaffney	12	$46.4 billion	0	$0	9	$5.7 billion	0	$0	55	$4.8 billion	0	$0
Joseph R. Gatz	4	$1.4 billion	0	$0	0	$0	0	$0	22	$519.4 million	0	$0
John Hyll	3	$361 million	0	$0	0	$0	0	$0	35	$7.8 billion	0	$0
Richard Raczkowski	3	$447.8 million	0	$0	5	$1.1 billion	0	$0	61	$4.4 billion	3	$1.1 billion
David W. Rolley	7	$2.5 billion	0	$0	27	$4.1 billion	1	$378.4 million	91	$21.5 billion	10	$2.1 billion
Clifton V. Rowe	5	$1.1 billion	0	$0	4	$592.8 million	0	$0	41	$1.8 billion	0	$0
Lynda L. Schweitzer	3	$2.4 billion	0	$0	27	$4.1 billion	1	$378.4 million	78	$21.5 billion	10	$2.1 billion
John Slavik	3	$367.8 million	0	$0	1	$7 million	0	$0	15	$76.8 million	0	$0
Elaine M. Stokes	11	$46.2 billion	0	$0	6	$4 billion	0	$0	49	$2.5 billion	1	$253.2 million
Daniel G. Thelen	5	$1.4 billion	0	$0	2	$146.8 million	0	$0	52	$880 million	0	$0

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2010.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s

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base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Equity Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style (or, in the case of the Small Cap Growth Fund, the performance of the applicable Morningstar peer group). A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for each equity fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Small Cap Value Fund	Russell 2000 Value Index

Loomis Sayles Small Cap Growth Fund	Russell 2000 Growth Index

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Fixed-Income Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Bond Fund	Barclays Capital U.S. Government/Credit Index

Loomis Sayles Global Bond Fund	Barclays Capital Global Aggregate Bond Index Citigroup World Government Bond Index

Loomis Sayles Inflation Protected Securities Fund	Barclays Capital U.S. TIPs Index

Loomis Sayles Intermediate Duration Bond Fund	Barclays Capital U.S. Government/Credit Index , Intermediate

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

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Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance.

Mr. Fuss’s compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Messrs. Eagan and Raczkowski also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

General

Mutual funds are not included in the Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2010, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
Kenneth M. Buntrock	Loomis Sayles Global Bond Fund	E
Neil Burke	Loomis Sayles Intermediate Duration Bond Fund	C
Mark F. Burns	Loomis Sayles Small Cap Growth Fund	E
Matthew J. Eagan	Loomis Sayles Bond Fund	F
Daniel J. Fuss	Loomis Sayles Bond Fund	G
Kathleen C. Gaffney	Loomis Sayles Bond Fund	G
Joseph R. Gatz	Loomis Sayles Small Cap Value Fund	E

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Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
John Hyll	Loomis Sayles Inflation Protected Securities Fund	C
Richard Raczkowski	Loomis Sayles Intermediate Duration Bond Fund	E
David Rolley	Loomis Sayles Global Bond Fund	F
Clifton V. Rowe	Loomis Sayles Inflation Protected Securities Fund Loomis Sayles Intermediate Duration Bond Fund	B E
Lynda Schweitzer	Loomis Sayles Global Bond Fund	E
John Slavik	Loomis Sayles Small Cap Growth Fund	E
Elaine M. Stokes	Loomis Sayles Bond Fund	F
Daniel G. Thelen	Loomis Sayles Small Cap Value Fund	E

*	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. over $1,000,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Funds.

Allocation of Investment Opportunity Among Natixis Funds Trust and Loomis Sayles Funds and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: the Fixed-Income Group and the Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees

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and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

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In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Funds, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to: strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28 (e) of the 1934 Act well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs and ATSs.

Brokerage Commissions

The following tables set forth, for each of the last three fiscal years, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services

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(“directed transactions”) and (3) the dollar amount of commissions paid on directed transactions during such year. Funds not listed in a table did not pay brokerage commissions during the relevant year. Amounts in the tables include amounts paid by the Funds’ predecessors, where applicable. The information in the tables includes transactions that were directed to broker-dealers based on the internal “broker vote” allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The “broker vote” is an internal voting process whereby Loomis Sayles’ equity portfolio managers and research analysts vote on various aspects of a broker-dealer’s qualitative services, which include without limitation: research and other services, idea generation, discussions with research analysts and corporate executives, seminars and conferences. This internal voting process is performed on a quarterly basis, and Loomis Sayles uses the results of this internal vote to determine, in good faith, the value of the research and research services it receives from the broker-dealers that provide such services, and it will pay such broker-dealers for these services through its CCAs and/or through trading directly with the broker-dealers.

FISCAL YEAR ENDED SEPTEMBER 30, 2008

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund	$111,159	$—	$—
Loomis Sayles Global Bond Fund	$3,499	$—	$—
Loomis Sayles Inflation Protected Fund	$—	$—	$—
Loomis Sayles Intermediate Duration Bond Fund	$—	$—	$—
Loomis Sayles Small Cap Growth Fund	$254,963	$140,104,360	$69,102
Loomis Sayles Small Cap Value Fund	$1,956,549	$1,107,341,641	$698,754

FISCAL YEAR ENDED SEPTEMBER 30, 2009

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund	$32,219	$—	$—
Loomis Sayles Global Bond Fund	$1,448	$—	$—
Loomis Sayles Inflation Protected Fund	$297	$—	$—
Loomis Sayles Intermediate Duration Bond Fund	$—	$—	$—
Loomis Sayles Small Cap Growth Fund	$338,616	$115,111,754	$112,161
Loomis Sayles Small Cap Value Fund	$1,583,970	$733,555,646	$535,772
FISCAL YEAR ENDED SEPTEMBER 30, 2010

Fund	Aggregate Brokerage Commission	Directed Transactions	Commissions Directed Transactions
Loomis Sayles Bond Fund*	$365,619	$—	$—
Loomis Sayles Global Bond Fund	$824	$—	$—
Loomis Sayles Inflation Protected Fund	$—	$—	$—
Loomis Sayles Intermediate Duration Bond Fund	$89	$—	$—
Loomis Sayles Small Cap Growth Fund	$261,183	$128,263,646	$94,304
Loomis Sayles Small Cap Value Fund	$1,678,581	$823,767,624	$577,581

*	The aggregate brokerage commissions paid increased significantly from 2009 to 2010 as a result of increased trading volume in the Fund’s Portfolio.

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Regular Broker-Dealers

The table below presents information regarding the securities of the Funds’ regular broker-dealers* (or the parent of the regular broker-dealers) that were held by each Fund, if any, as of the fiscal year ending September 30, 2010.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Loomis Sayles Bond Fund
	Banc of America Securities Corp.	$85,093,802
	Barclays Bank PLC	$77,479,524
	Citigroup Global Markets, Inc.	$418,925,664
	Goldman Sachs & Co.	$61,498,062
	Jefferies & Co.	$6,832,017
	JPMorgan Chase Securities, Inc.	$187,581,529
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$89,999,076
	Morgan Stanley & Co., Inc.	$108,210,771
Loomis Sayles Global Bond Fund
	Banc of America Securities Corp.	$11,118,888
	Barclays Bank PLC	$10,302,598
	Citigroup Global Markets, Inc.	$14,327,660
	Credit Suisse Securities (USA) LLC	$11,254,077
	Goldman Sachs & Co.	$2,012,126
	JPMorgan Chase Securities, Inc.	$5,930,326
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,003,317
	Morgan Stanley & Co., Inc.	$7,843,839
	UBS Securities LLC	$330,542
Loomis Sayles Inflation Protected Securities Fund
	Goldman Sachs & Co.	$161,596
Loomis Sayles Intermediate Duration Bond Fund
	Banc of America Securities Corp.	$1,387,565
	Barclays Bank PLC	$164,119
	Citigroup Global Markets, Inc.	$713,789
	Credit Suisse Securities (USA) LLC.	$399,352
	Deutsche Bank Securities, Inc.	$274,647
	Goldman Sachs Group, Inc.	$284,419
	JP Morgan Chase Securities, Inc.	$521,301
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$963,794
	Morgan Stanley & Co., Inc.	$671,353
*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

General

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Subject to procedures adopted by the Board of Trustees of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Loomis Sayles Funds I and Loomis Sayles Funds II permit each Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the applicable Board of Trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

Shares of each Fund are divided into at least two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Bond Fund and Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board of Trustees may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes without shareholder approval. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the relevant Trusts

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entitled to vote. In addition, each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also, without shareholder approval, terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

Shareholders of each Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or class of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees, except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on a Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the relevant Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

Shareholder and Trustee Liability

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Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trusts. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. Each Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Each Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of each Trust provide for indemnification by the Trusts of trustees and officers of the Trusts, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trusts or the Trusts’ shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of the Trusts have considered this possible liability and approved the use of a combined prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of each Fund are summarized in its Prospectus. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectuses, or through firms that are members of the Financial Industry Regulatory Authority (“FINRA”) and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also go to www.loomissayles.com to purchase fund shares if you have established the electronic transfer privilege.

Shareholders of the Funds may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of each Fund.

REDEMPTIONS

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address or if the proceeds are going to a bank on file. Please contact the Funds at 800-633-3330 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-633-3330. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed for business will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

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A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at www.loomissayles.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Account Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Account Options Form, which may require a medallion signature guarantee. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, the transfer agent and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial (the Funds’ transfer agent), as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent that the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for 15 days when redemptions are made within 15 calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of a Fund within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within fifteen calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind if the Trust’s Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period.

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

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Other

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. The broker’s customers will receive the Funds’ NAV next computed after an order is accepted by an authorized broker or the broker’s authorized designee.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plan

A Systematic Withdrawal Plan, referred to in the Prospectuses in the section “General Information - How to Redeem Shares,” provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectuses, provided that the account has a value of at least $25,000 at the time the plan is established.

Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a medallion signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the NAV determined as of the close of regular trading on the NYSE on the record date for the dividend or distribution.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the section “Taxes” for certain information as to U.S. federal income taxes.

Exchange Privilege

Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of the Trusts that offers Retail Class shares. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares. Institutional Class shares of the Funds or Loomis Sayles Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares, for any Natixis Fund that offers Class Y shares.

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Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund or (3) visiting our website at www.loomissayles.com. The Trusts reserve the right to modify this exchange privilege without prior notice. An exchange generally constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a capital gain or loss.

All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

As stated in each Fund’s Prospectus, the Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

Individual Retirement Accounts (“IRAs”)

IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds (“ETFs”), for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to each Fund by a pricing service recommended by the investment adviser and approved by each Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by each Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Exchange-traded index options and foreign exchange-traded single equity

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options are valued at the average of the closing bid and asked quotation. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotation. Futures are valued at their most recent settlement price. OTC options contracts are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Interest rate swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Credit default swaps are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Boards of Trustees.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally at 4:00 p.m., Eastern Time, when each Fund computes the NAV of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board of Trustees that events materially affecting the value of a Fund’s securities have occurred during such period, then these securities may be fair valued at the time a Fund determines its NAV by or pursuant to procedures adopted by the Board of Trustees. When fair valuing its securities, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their NAV.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. Each Fund may also value securities at fair value or estimate its value pursuant to procedures adopted by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay to its shareholders, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Funds based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to

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Natixis Funds. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Funds or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year generally on or before January 31 of the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by the Fund from an interest in a QPTP (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for U.S. federal income tax purposes, and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include, the equity securities of a QPTP. Also for purposes of the diversification requirements described in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the “IRS”) with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements in (ii) above.

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Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below If a Fund were to fail to meet the income or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gain, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amounts retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes (see below for a discussion of Capital Gain Dividends), a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a RIC may elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if a Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how

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long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains generally are made after applying any available capital loss carryovers.

Long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company (as defined below). Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of a Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for instance, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S.

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federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital generally is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Certain Fixed-Income and Other Instruments

Certain of a Fund’s investments, including investments in asset-backed securities, mortgage-related securities, debt obligations issued or purchased at a discount, payment-in-kind securities and inflation-indexed bonds may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the required distributions to maintain its qualification as a RIC and avoid a Fund-level tax. A Fund may realize gains or losses from such transactions. In the event a Fund realizes net gains from such transactions, the Fund’s shareholders may receive larger distributions than they would in the absence of such transactions.

Certain Higher-Risk and High Yield Securities

A Fund may invest in lower-quality debt obligations or debt obligations that are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether a Fund should recognize market discount on a debt obligation and, if so, the amount of market discount the Fund should recognize, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

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Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Foreign Taxes

Funds that invest in foreign securities, such as the Loomis Sayles Global Bond Fund, may be liable to foreign governments for taxes relating to investment income or capital gains on foreign securities in the Fund’s portfolio, and may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by the Funds.

Foreign Currency Transactions

Transactions in foreign currencies, foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Investments by a Fund in certain derivative instruments, a Fund’s hedging activities, and a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC accorded special tax treatment.

REITs, REMICs, and TMPs

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its

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portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes.

A Fund may invest directly or indirectly (including through REITs) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below. Each Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. See the section “Tax-Exempt Shareholders” below for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect”, a tax-exempt shareholder could realize UBTI by virtue of its investments in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a fund that recognizes excess inclusion income. Rather, if at any time during any taxable year, a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes excess inclusion income, then the fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct

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taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. The backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years of each Fund beginning before January 1, 2012, in general and subject to certain limitations, a Fund is not required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions are properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported by the Fund as “short-term capital gain dividends.” The Funds, however, do not intend to make such designations.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign Persons should contact their intermediaries regarding the application of these rules on their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met.

Foreign Persons should consult their tax advisors concerning the tax consequences of owning shares of the Funds, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, a Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund

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after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as a Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to a Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in a Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Dividends, distributions and gains from the sale of Fund shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may from time to time include its yield and total return information in advertisements or in information furnished to present or prospective shareholders.

Each Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trusts allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total return, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield and total return to yields and total return published for other investment companies and other investment vehicles. Yield and total return should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary

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just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the Independent Registered Public Accounting Firm included in the Funds’ annual reports dated September 30, 2010, are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3330, by writing Loomis Sayles Funds, P.O. Box 219594, Kansas City, MO 61421-9594 or by visiting the Funds’ website at www.loomissayles.com. The annual and semiannual reports are also available online at the SEC’s website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s and Fitch’s ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower

A-1

priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

A-2

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

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Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings with the ‘prelim’ qualifier may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s appropriate documentation. Standard & Poor’s reserves the right no to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that the investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality

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subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

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Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). However, the rating assigned to a drawdown

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from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc.—A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

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The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer in stand still. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

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•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Readers are requested to review the section Understanding Credit Ratings – Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

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A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for the timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

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Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings data base.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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STATEMENT OF ADDITIONAL INFORMATION

February 1, 2011

LOOMIS SAYLES FUNDS II

Loomis Sayles Investment Grade Bond Fund (Class J shares)

Class J (LIGJX)

This Statement of Additional Information (the “Statement”) contains information which may be useful to investors but which is not included in the Statutory Prospectus for Class J shares of the Loomis Sayles Investment Grade Bond Fund (the “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied by or preceded by the Loomis Sayles Investment Grade Bond Fund Class J shares Summary or Statutory Prospectus dated February 1, 2011, as may be revised and supplemented from time to time (the “Prospectus”). This Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111, by calling Loomis Sayles Funds at 800-633-3330.

The Fund’s financial statements and accompanying notes that appear in the Fund’s annual reports are incorporated by reference into this Statement. The Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-633-3330.

THE TRUST

Loomis Sayles Funds II (the “Trust”) is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company and is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to an Agreement and Declaration of Trust (the “Declaration of Trust”) dated February 20, 1991, as amended and restated on July 21, 2005, and is a “series” company as described in Section 18(f)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers a total of eleven series.

The Fund, a diversified series of the Trust, commenced operations on December 31, 1996. Class J shares of the Fund are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share held at shareholder meetings.

INVESTMENT STRATEGIES AND RISKS

Investment Restrictions

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The other restrictions set forth below are not fundamental policies and may be changed by the Trust’s Board of Trustees. The percentage limitations set forth in the Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Fund may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

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(9)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(10)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “adviser”) or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(11)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(12)	Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its assets in investment-grade fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(15)	Invest in equity stocks or make any other equity investments.

The Fund may:

(16)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (11) above.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy due to changes in the value of its portfolio holdings or other circumstances beyond its control, it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract; nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund’s net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or

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loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name (as well as a nominee’s name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for his or her own account unless the transaction is made within the investment restrictions set forth in the Fund’s Prospectus and this Statement and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

INVESTMENT STRATEGIES

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices, that may be used by Loomis Sayles in managing the Fund. The Fund’s principal strategies are detailed in its Prospectus. This Statement describes some of the non-principal strategies the Fund may use, in addition to providing additional information about their principal strategies. The list under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in the Prospectus, in the section “Investment Restrictions” in this Statement or under applicable law, Loomis Sayles may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security. Investment is not limited to the categories listed below or the securities specifically enumerated under each category. Loomis Sayles may invest in any security that falls under the specific category, including securities that are not listed below. The Prospectus and/or this Statement will be updated if the Fund begins to engage in investment practices that are not described in the Prospectus and/or this Statement.

Fixed-Income Securities

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Since interest rates vary, it is impossible to predict the income of the Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The net asset value (“NAV”) of the Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch Investor Services, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Group (“S&P”) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below-investment grade fixed-income securities (commonly referred to as “junk bonds”) are below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of their respective top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

If the Fund invests in below-investment grade fixed-income securities, the Fund’s achievement of its investment objective may be more dependent on Loomis Sayles’ own credit analysis than for the fund investing in

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higher-quality fixed-income securities. The market for below-investment grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower-rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Below-investment grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Mortgage-backed securities are a type of asset-backed security. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. The value of some asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly.

Bank Loans

The Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. The Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized because the interest rates of bank loans reset frequently. The interest rates on many banks loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.

The Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments). The Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

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Collateralized Mortgage Obligations (“CMOs”)

CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by a U.S. Government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. Government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by the Trust’s Board of Trustees, that the particular issue is liquid.

“Stripped” Securities

The Fund may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. Government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its investments in IOs. The staff of the SEC has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. Government or its agencies and are backed by fixed-rate mortgages. The Fund intends to abide by the staff’s position. Stripped securities may be considered derivative securities.

U.S. Government Securities

The Fund may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. Government.

Treasury Inflation-Protected Securities (“TIPS”) - Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

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“Ginnie Maes” - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes” - The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA.

“Freddie Macs” - The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. Government. Instead, they have been supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. Government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

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When-Issued Securities

The Fund may purchase “when-issued” securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve the Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Zero-Coupon Securities

The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Since the Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Non-U.S. Securities

The Fund may invest in non-U.S. securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. The non-U.S. securities in which the Fund may invest, all or a portion of which may be non-U.S. dollar denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) non-U.S. dollar denominated securities of U.S. corporate issuers. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

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Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”

Investments in emerging markets may be subject to the risks discussed herein to a greater extent than those in more developed markets. See the section “Emerging Markets”.

Foreign Currency Transactions

The Fund may engage in foreign currency transactions. Many foreign securities in the Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, the Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). The Fund will maintain cash or other liquid assets eligible for purchase by the Fund either designated on the Fund’s records or held in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments”. Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from

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fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of the Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. The Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. The Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, the Fund may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by the Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Fund’s use of currency transactions may be limited by tax considerations. The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by the Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which the Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described below in the section “Non-U.S. Securities.”

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on

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international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the Fund’s adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund’s net income available for distribution to shareholders.

Supranational Entities

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”

TYPES OF PRACTICES

Derivative Instruments

The Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions”. The adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The adviser will “cover” its obligations under its derivative contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions. Examples of derivative instruments that the Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the section “Certain Additional Risks of Derivative Instruments”. Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although the Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Several types of derivative instruments in which the Fund may invest are described in more detail below. However, the Fund is not limited to investments in these instruments.

Futures Contracts

Futures transactions involve the Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures

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contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500 Index futures trade in contracts equal to $250 multiplied by the S&P 500 Index.

When a trader, such as the Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or liquid securities equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” If the Fund has a long position in a futures contract it will designate on the Fund’s records or establish a segregated account with the Fund’s custodian liquid assets eligible for purchase by the Fund equal to its daily marked to market net obligation under the contract (less any margin on deposit). For short positions in futures contracts, the Fund will designate on the Fund’s records or establish a segregated account with the custodian with liquid assets eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal its daily marked to market net obligation under the futures contracts. Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve the Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

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Options on Indices

The Fund may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

The Fund may purchase or write both exchange-traded and over-the-counter (“OTC”) options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, the Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While the Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the

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holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

The Fund may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in the Fund’s investment portfolio. Forward contracts may also be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to the Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. As described above, the adviser will “cover” its obligations under forward contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions.

Swap Transactions

The Fund may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, the Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that the Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments. The Fund will designate or segregate liquid assets in an amount sufficient to cover its current net obligations under swap agreements.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. The Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in

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which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, the Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. The Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Credit Default Swaps

The Fund may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

The Fund may be either the protection buyer or protection seller in a credit default swap. If the Fund is a protection buyer, the Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, the Fund, as a protection buyer, has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by the Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, the Fund as a protection seller would effectively add leverage to its portfolio because the Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations, or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

Investment Pools of Swap Contracts

The Fund may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that the Fund invests in pools of swap contracts and related underlying securities whose performance

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corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as the Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to the Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectus. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. The Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which the Fund does not hold the instrument sold short), the potential risk of loss is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of

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open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by the Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of the Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund’s investment. For example, when the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. The Fund will be required, however, to segregate or designate on its records liquid assets in amounts sufficient at all times to satisfy its net obligations under options and futures contracts.

The risks of the Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, the Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of

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the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Other Derivatives; Future Developments

The above discussion relates to the Fund’s proposed use of certain types of derivatives currently available. However, the Fund is not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Fund may use derivatives not currently available or widely in use.

The Fund is operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Illiquid Securities

The Fund may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at the price at which the Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that the Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, the Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Repurchase Agreements

The Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by the Fund. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at what is considered to be comparatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Fund’s custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements, the Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by

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the adviser) affecting the investment occurs, such loans will be called if possible, so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral. In addition, any investment of cash collateral is generally at the Fund’s sole risk. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are generally at the Fund’s risk, and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash.

Short-Term Trading

The Fund may, consistent with its investment objective, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit Loomis Sayles’ investment discretion in managing the Fund’s assets. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions.

TEMPORARY DEFENSIVE POSITIONS

The Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, the adviser of the Fund may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long the Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent the Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high quality debt instruments.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. The Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic and market conditions.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when Loomis Sayles believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

The Trust’s Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Fund’s website at www.loomissayles.com. Generally, full portfolio holdings

18

information will not be posted until it is aged for at least 30 days. A list of the Fund’s top 10 holdings will generally be available on a monthly basis within 7 business days after month end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Fund may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Fund:

(1)	Disclosure of portfolio holdings posted on the Fund’s website provided that information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Fund’s portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Fund, and to RiskMetrics Group and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to the Fund’s adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(4)	Disclosure to employees of the Fund’s adviser, principal underwriter, administrator, custodian, financial printer, Fund accounting agent, independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel, as well as to broker-dealers executing portfolio transactions for the Fund, provided that such disclosure is made for bona fide business purposes; and

(5)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Fund. Such exceptions will be reported to the Board of Trustees.

With respect to items (2) through (4) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of the Fund’s adviser, administrator or custodian. With respect to (5) above, approval will be granted only when the officer determines that the Fund has a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Fund’s semiannual financial statements, quarterly Form N-Q filing and other related items, Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings for the Fund, Barclays Capital (periodic disclosure of full portfolio holdings) and Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser, and Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Fund’s U.S. federal income and excise tax returns.

Although the Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (4) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty to not trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Fund’s officers determine on a case by case basis whether it is appropriate for the Fund to rely on such common law, professional or statutory duties. The Fund’s Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from the

19

Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (5) above. Notwithstanding the above, there is no assurance that the Fund’s policies on the sharing of portfolio holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by the Fund’s adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Fund’s, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as the Fund.

In addition, any disclosures of portfolio holdings information by the Fund or the adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. The Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, the adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in the Fund or in other funds or accounts managed by the adviser or by any affiliated person of the adviser.

MANAGEMENT OF THE FUND

The Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund and review the Fund’s performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of the Trust. For the purposes of this table and for the purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust. In certain circumstances, Trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for purposes of the requisite approval. For purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined in the 1940 Act, of the Trust.

Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held***	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee since 2003 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	45 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trust and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

20

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held***	Experience, Qualifications, Attributes, Skills for Board Membership
Charles D. Baker**** (1956)	Trustee From 2005 to 2009 and since 2011 for Loomis Sayles Funds I Contract Review and Governance Committee Member	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	45	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including president and chief executive officer of a corporation

Edward A. Benjamin (1938)	Trustee since 2002 Chairman of the Contract Review and Governance Committee	Retired	45 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trust and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee since 2003 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer), Cain Brothers & Company, Incorporated (investment banking)	45 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp (aerospace, automotive and metal manufacturing)	45 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	45 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property & casualty insurance)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

21

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held***	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)	Chairperson of the Board of Trustees since 2005 Trustee since 2003 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	45 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	45 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	45 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee Member	Deputy Dean for Finance & Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School and formerly, Dean for Finance & Chief Financial Officer, Harvard Medical School	45 None	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

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Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen and Other Directorships Held***	Experience, Qualifications, Attributes, Skills for Board Membership
INTERESTED TRUSTEES

Robert J. Blanding[1] (1947) 555 California Street San Francisco, CA 94104	Trustee since 2002 Chief Executive Officer	President, Chairman, Director, and Chief Executive Officer, Loomis, Sayles & Company, L.P.; President	45 None	Significant experience on Board of Trustees of the Trust; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David Giunta[2]**** (1965)	Trustee since 2011 President of the Trust	President and Chief
Executive Officer,
Natixis Distribution
Corporation, Natixis
Asset Management
Advisors, L.P. and
Natixis Distributors,
L.P.; formerly
President, Fidelity
Charitable Gift Fund;
and formerly, Senior
Vice President,
Fidelity Brokerage
		Company.	45 None	Experience on Board of Trustees of the Trust; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

John T. Hailer[3] (1960)	Trustee since 2003	President and Chief
Executive Officer-
U.S. and Asia,
Natixis Global Asset
Management, L.P.;
formerly, President
and Chief Executive
Officer, Natixis Asset
Management
Advisors, L.P.,
Natixis Distributors,
L.P., Natixis Global
Associates, Inc. and
Natixis Global Asset
		Management, L.P.	45 None	Significant experience on Board of Trustees of the Trust; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who are currently age 72 or older or who reach age 72 during the remainder of 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.
**

Each person listed above, except as noted, holds the same position(s) with Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series. Previous positions during the past five years

23

with Natixis Distributors, L.P. (“Natixis Distributors”), Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) or Loomis Sayles are omitted if not materially different from a Trustee’s or officer’s current position with such entity.

***	The Trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trusts, the Loomis Sayles Funds Trusts and Hansberger International Series (collectively, the “Fund Complex”).
****	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.
[1]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[2]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[3]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with affiliated persons of the Trust: President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.

Officers of the Trust
Name and Year of Birth	Position(s) Held With the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Distributors, L.P. and Natixis Asset Management Advisors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis Sayles & Company, L.P.

Russell L. Kane (1969)	Chief Compliance Officer; Assistant Secretary; Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with its current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the other trusts in the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with Natixis Distributors, Natixis Advisors, or Loomis Sayles are omitted if not materially different from a trustee’s or officer’s current position with such entity.

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Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of the Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board of Trustees reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of the Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trust, and governance matters relating to the Trust. During the fiscal year ended September 30, 2010, this Committee held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Fund that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Fund, Natixis Asset Management Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an

25

individual to potentially fill a vacancy on the Fund’s Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of the Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trust consists solely of Independent Trustees and considers matters relating to the scope and results of the Trust’s audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2010, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker–Chairman	Edward A. Benjamin – Chairman
Wendell J. Knox	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Daniel M. Cain
Erik R. Sirri
Peter J. Smail

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

Board’s Role in Risk Oversight of the Fund

The Board’s role is one of oversight of the practices and processes of the Fund and its service providers, rather than active management of the Trust, including in matters relating to risk management. The Board seeks to understand the key risks facing the Fund, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and Loomis Sayles Distributors, L.P. (the “Distributor”), which serve as the administrator of and principal underwriter to the Fund, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks

26

arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Fund’s compliance program, including monitoring and enforcing compliance by the Fund and its service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Fund’s service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Fund and its service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2010, the Trustees had the following ownership in the funds in the Fund Complex overseen by the Trustees:

	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex Overseen by the Trustees *
INDEPENDENT TRUSTEES
Graham T. Allison, Jr. **	A	E
Charles D. Baker***	A	E
Edward A. Benjamin**	A	E
Daniel M. Cain**	A	E
Kenneth A. Drucker	A	E
Wendell J. Knox**	A	E
Sandra O. Moose	A	E
Erik R. Sirri**	A	E
Peter J. Smail	A	E
Cynthia L. Walker**	A	E
INTERESTED TRUSTEES
Robert J. Blanding	A	E
David Giunta***	A	E
John T. Hailer	A	E

*	A. None
B. $1 - 10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. over $100,000
**	Amounts include economic value of notional investments held through the deferred compensation plan.
***	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

Trustee Fees

The Trust pays no compensation to its officers or to its Interested Trustees.

The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board

27

of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments (Messrs. Benjamin, Cain and Drucker) receives a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the mutual fund portfolios in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended September 30, 2010, the trustees of the Trust received the amounts set forth in the following table for serving as trustees of the Trust and for also serving as trustees of Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Gateway Trust and Hansberger International Series. The table also sets forth, as applicable, pension or retirement benefits accrued as part of Fund expenses, as well as estimated annual retirement benefits and total compensation paid to trustees by trusts in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series:

	Aggregate Compensation from Loomis Sayles Funds II*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex**
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.	$51,251	$0	$0	$145,250
Charles D. Baker***	$7,163	$0	$0	$19,075
Edward A. Benjamin	$65,217	$0	$0	$181,500
Daniel M. Cain	$64,217	$0	$0	$176,250
Kenneth A. Drucker	$59,196	$0	$0	$162,500
Wendell J. Knox	$55,945	$0	$0	$157,750
Sandra O. Moose	$101,500	$0	$0	$237,500
Erik R. Sirri****	$47,221	$0	$0	$134,521
Peter J. Smail****	$45,043	$0	$0	$128,521
Cynthia L. Walker	$54,945	$0	$0	$152,500
INTERESTED TRUSTEES
John T. Hailer	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0
David Giunta*****	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2010, with respect to the Trust. The total amount of deferred compensation accrued for Loomis Sayles Funds II as of September 30, 2010 for the Trustees is as follows: Allison $648,676; Benjamin $329,631; Cain $315,297; Knox $72,143; Sirri $50,051; and Walker $220,840.
**	Total Compensation represents amounts paid during the fiscal year ended September 30, 2010 to a trustee for serving on the board of trustees of nine (8) trusts with a total of forty-two (42) funds as of September 30, 2010.
***	Mr. Baker served as a trustee until his resignation on December 4, 2009 and was reappointed trustee effective January 1, 2011.
****	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.
*****	Mr. Giunta was appointed as trustee effective January 1, 2011.

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The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a fund or funds selected by the Trustee on the normal payment date for such fees.

As of January 3, 2011 the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Fund and the Trust.

Code of Ethics. The Trust, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies. The Board of Trustees of the Fund has adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Fund. Under the Guidelines, the responsibility for voting proxies generally is delegated to Loomis Sayles, the Fund’s investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of the Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to the Fund’s investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trust in connection with the voting of proxies. The adviser shall make available to the Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by the adviser under the Guidelines.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”) to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of the Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process, including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate, and (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures

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allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2010 is available without charge (i) through the Fund’s website, www.loomissayles.com and (ii) on the SEC’s website at www.sec.gov.

OWNERSHIP OF FUND SHARES

The following table provides information on the principal holders of shares of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of shares of the Fund’s outstanding securities. Information provided in this table is as of January 3, 2011.*

Loomis Sayles Investment Grade Bond Fund

Class	Shareholder and Address	Percentage of Shares Held
(Class J)	Marusan Securities, Co. Ltd. 2-5-2 Nihonbashi Chuo-Ku, Tokyo, Japan 103-8258	58.09%
	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. 2-5-2 Marunouchi Chiyoda-Ku, Tokyo, Japan 100-0-005	40.74%
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	21.32%
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	9.14%
	Morgan Stanley Smith Barney Jersey City, NJ 07311	8.82%
	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	8.04%
(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	29.84%
	Morgan Stanley Smith Barney Jersey City, NJ 07311	5.56%
(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	43.55%

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	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	8.81%
	UBS WM USA Jersey City, NJ 07310-2055	8.61%
	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.69%
(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	17.33%
	Edward D. Jones & Co Maryland Heights, MO 63043-3009	16.35%
	LPL Financial San Diego, CA 92150-9046	15.09%
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	8.71%
	Prudential Investment Management Newark, NJ 07102-4056	6.48%
(Admin Class)	Pearl River Valley Electric Power Association Columbia, MS 39429-1217	46.43%
	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	16.17%
	MG Trust Company Denver, CO 80202-3531	15.23%
	Pearl River Valley Electric Power Association Columbia, MS 39429-1217	9.26%
	MG Trust Company Denver, CO 80202-3531	8.65%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

INVESTMENT ADVISORY AND OTHER SERVICES

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Fund. Loomis Sayles is a subsidiary owned by Natixis Global Asset Management, L.P. (“Natixis US”). Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $151.6 billion in assets under management as of December 31, 2010. Loomis Sayles has an extensive internal research staff. Loomis Sayles makes investment decisions for the Fund.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm.

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Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French Government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $291.8 billion in assets under management or administration as of December 31, 2010.

Advisory Agreement. The Fund’s advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage the Fund’s assets in accordance with its investment objectives and policies. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee at an annual rate of 0.40% of the Fund’s average daily net assets.

The Fund pays all expenses not borne by the adviser, including, but not limited to, the charges and expenses of the Fund’s custodian and transfer agent, independent registered public accounting firm, legal counsel for the Fund, legal counsel for the Trust’s Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, litigation and other extraordinary expenses, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and trustees’ meetings and costs of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the adviser or its affiliates, other than affiliated registered investment companies.

The Fund’s advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

The advisory agreement may be terminated without penalty by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon 60 days’ written notice, or by the adviser upon 90 days’ written notice. The agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

During the periods shown below, pursuant to the advisory agreement, Loomis Sayles received the following amounts of investment advisory fees from the Fund (before voluntary fee waivers and expense assumptions) and bore the following amounts of fee waivers and expense assumptions for the Fund:

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	Fiscal Year Ended 9/30/ 08		Fiscal Year Ended 9/30/09		Fiscal Year Ended 9/30/10
Fund	Advisory Fees	Fee Waivers*	Advisory Fees	Fee Waivers*	Advisory Fees	Fee Waivers*
Loomis Sayles Investment Grade Bond Fund	$14,927,516	—	$24,655,556	—	$38,345,729	—

*	For the fiscal year ended September 30, 2009, the investment adviser reimbursed class level and other expenses in the amount of $8,509. For the fiscal year ended September 30, 2010, the investment adviser reimbursed class level and other expenses in the amount of $ 42,738.

Loomis Sayles has given a binding contractual undertaking to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Fund in order to limit its expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rate indicated below. The undertaking is in effect through January 31, 2012, and will be reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class by class basis, expenses it has borne through the undertaking described above (whether through waiver of its management fee or otherwise) to the extent the class’ expenses in later periods fall below the annual rate set forth in the undertaking. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Fund	Expense Limit	Date of Undertaking
Investment Grade Bond Fund
Class J	1.30%	February 1, 2011

For the fiscal year ended September 30, 2010, expense reimbursements related to the prior fiscal year were recovered by Class J in the amount of $8,509.

In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to each series of Loomis Sayles Funds I, a registered open-end management investment company, and certain series of Natixis Funds Trust I and Natixis Funds Trust II, each a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

Distribution Agreement and Rule 12b-1 Plan. Under an agreement with the Trust (the “Distribution Agreement”), the Distributor serves as the general distributor of Class J shares of the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under United States state and federal securities laws and distributing its Prospectus to existing shareholders.

The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days’ written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund’s Class J shares or by vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose.

As described in the Prospectus, the Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) under which the Fund pays the Distributor, an affiliate of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund’s average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund’s average net assets attributable to Class J shares. The Distributor may pay all or any portion of the service fee to Japanese broker-dealers or other organizations (including affiliates of the Distributor) as service fees pursuant to agreements with such organizations for providing personal service to investors in Class J shares and/or maintenance of shareholder accounts. The Distributor may pay all or any portion of the distribution fee to securities dealers or

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other organizations (including affiliates of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class J shares of the Fund and may retain all or any portion of the distribution fee as compensation for the Distributor’s services or principal underwriting of Class J shares. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement, as well as by Class J shareholders of the Fund.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund’s Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Trust’s trustees review a quarterly written report of such costs and the purposes for which such costs have been incurred.

The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

The following table provides information on the amount of fees paid by Class J shares of the Fund under the Plan during the past three fiscal years.

Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
$1,313,220	$1,144,720	$1,031,665

During the fiscal year ended September 30, 2010, the Distributor’s expenses relating to the Fund’s 12b-1 plan were as follows. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor’s Japanese representative:

Fund	Advertising/ Printing and Mailing of Prospectuses to other than current shareholders	Compensation to Underwriters in Japan	Compensation to Broker-Dealers in Japan	Compensation to Sales Personnel	Interest, carrying or other finance charges	Other Distribution Costs
Loomis Sayles Investment Grade Bond Fund	$—	$—	$689,858	$62,087	$—	$282,842

The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Class J shares of the Fund during the past three fiscal years.

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Fund	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Loomis Sayles Investment Grade Bond Fund (Class J)	$162,325	$61,983	$71,436

Other Services. Pursuant to an Administrative Services Agreement between the Trust and Natixis Advisors dated January 1, 2005, as amended from time to time (the “Administrative Agreement”), Natixis Advisors performs certain accounting and administrative services for the Fund. Under the Administrative Agreement, Natixis Advisors provides the following services to the Fund: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Fund, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010, Natixis Advisors received the following fees from the Fund for administrative services:

Fund	Fiscal Year Ended September 30, 2008		Fiscal Year Ended September 30, 2009	Fiscal Year Ended September 30, 2010
	Fee	Fee Waived*	Fee	Fee
Loomis Sayles Investment Grade Bond Fund	$1,894,625	$69,053	$3,093,302	$4,603,645

*	Natixis Advisors waived a portion of its fees during the period October 1, 2007 through June 30, 2008.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trust. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trust and calculates the total NAV and total net income per share of the Fund on a daily basis.

Transfer Agency Services. State Street Bank serves as the transfer agent for the Fund’s Class J shares. As such, State Street Bank receives orders for purchase of Class J shares, accepts redemption requests, effects transfers of Class J shares, prepares and transmits payments for dividends and distributions declared by the Fund on behalf of the Class J shares and maintains records of accounts.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. The independent registered public accounting firm conducts an annual audit of the Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectus for the Fund, and the financial statements contained in the Fund’s Annual Report for the year ended September 30, 2010 and incorporated by reference into this statement,

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have been so included in reliance on the reports of the Fund’s independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Fund. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Fund.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2010, the Portfolio Managers of the Fund managed other accounts in addition to managing the Fund. The following table provides information on the other accounts managed by each Portfolio Manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Matthew J. Eagan	11	$46.2 billion	0	$0	13	$5.1 billion	1	$269.6 million	54	$4.7 billion	0	$0
Daniel J. Fuss	16	$49.1 billion	0	$0	3	$1.7 billion	0	$0	67	$9.4 billion	4	$552.4 million
Kathleen C. Gaffney	12	$46.4 billion	0	$0	9	$5.7 billion	0	$0	55	$4.8 billion	0	$0
Elaine J. Stokes	11	$46.2 billion	0	$0	6	$4.0 billion	0	$0	49	$2.5 billion	1	$253.2 million

Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2010:

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible

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relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. For the Fund’s investment style, the manager benchmark is the Barclays Capital Aggregate Index. The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance.

Mr. Fuss’s compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’s total variable compensation may be significantly lower than the percentage reflected above.

Mr. Eagan also serves as a portfolio manager to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. The plan supplements existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units; and

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed, although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

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Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2010, the portfolio managers had the following ownership in the Fund:

Name of Portfolio Manager	Dollar Range of Equity Securities Invested*
Matthew J. Eagan	A
Daniel J. Fuss	F
Kathleen C. Gaffney	E
Elaine J. Stokes	A

* A. None	E. $100,001 - $500,000
B. $1 - 10,000	F. $500,001 - $1,000,000
C. $10,001 - $50,000	G. over $1,000,000
D. $50,001 - $100,000

There are various reasons why a portfolio manager may not own shares of the Fund. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager. Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Loomis Sayles Funds.

Allocation of Investment Opportunity Among the Natixis Funds Trusts and the Loomis Sayles Funds Trusts and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: the Fixed-Income Group and the Equity Group. The Fixed-Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In placing orders for the purchase and sale of equity securities, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. Although this does not necessarily mean that the lowest available brokerage commission will be paid, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Fund which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Fund to obtain

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a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, the Fund’s adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the Trust’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an electronic communication network, alternative trading system, or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker- dealer to execute transactions for the Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to

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Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, the Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Fund, to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Fund. The products or services may not be used in connection with the management of some of the accounts, including the Fund, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Fund as described above. However, conflicts may arise between the Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”, also know as “commission sharing arrangements”) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker dealers, and limit the broker dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

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The CCAs are deemed to be soft dollar arrangements, and Loomis Sayles and each CCA intend to comply with the applicable requirements of Section 28(e) of the 1934 Act, as amended, as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker dealers discussed above, Loomis Sayles continues to trade with full service broker dealers and electronic communication networks and alternative trading systems.

Brokerage Commissions

The Fund paid $7,936, $0 and $0 in brokerage commissions during the fiscal years ended September 30, 2010, September 30, 2009 and September 30, 2008, respectively.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Fund’s regular broker-dealers† (or the parent of the regular broker-dealers) held by the Fund, as of the fiscal year ended September 30, 2010:

Fund	Regular Broker-Dealer	Aggregate Value of Securities of each Regular Broker or Dealer (or its Parent) held by Fund
Loomis Sayles Investment Grade Bond Fund	Banc of America Securities Corp.	$38,151,995
	Barclays Bank PLC	$6,400,789
	Citigroup Global Markets, Inc.	$230,384,384
	Credit Suisse Securities (USA) LLC	$102,806,230
	Deutsche Bank Securities, Inc.	$35,123,738
	Goldman Sachs & Co.	$111,284,143
	JPMorgan Chase Securities, Inc.	$168,217,168
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	$145,764,289
	Morgan Stanley & Co., Inc.	$216,421,236
	UBS Securities LLC	$3,525,783

†	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

General

Subject to procedures adopted by the Board of Trustees of the Trust, the Fund’s brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust’s funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trust may not serve as a fund’s dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Fund’s adviser may allocate brokerage transactions to broker-dealers (including affiliates of the

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Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUST

The Declaration of Trust of Loomis Sayles Funds II permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of each series (each, a “fund”). Each share of each fund represents an equal proportionate interest in such fund with each other share of that fund and is entitled to a proportionate interest in the dividends and distributions from that fund. The Declaration of Trust further permits the Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as the Trust’s Board of Trustees may determine. When you invest in a fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each fund do not have any preemptive rights. Upon termination of any fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the fund are entitled to share pro rata in the net assets attributable to that class of shares of the fund available for distribution to shareholders. The Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The assets received by the fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the fund. The underlying assets are segregated and are charged with the expenses with respect to that fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the fund, certain expenses may be legally chargeable against the assets of all funds in the Trust.

The Declaration of Trust also permits the Trust’s Board of Trustees, without shareholder approval, to subdivide any fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J shares, as described in this Statement, and Classes A, B, C and Y shares, which are described in a separate Statement of Additional Information. The Trust’s Board of Trustees may also, without shareholder approval (except to the extent such approval is required by law), establish one or more additional series or classes or merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by votes of at least two-thirds of the outstanding shares of the relevant Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. The Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the Trust or Funds or any class within a Fund upon written notice to their shareholders.

Voting Rights

Shareholders of each fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

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All classes of shares of a fund have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class and (2) when the matter affects only the interests of one or more series or classes, only shareholders of such series or classes shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust’s independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and, where applicable, subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000, or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trust voted (assuming a quorum is present in person or by proxy) is required to amend the Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trust’s registration statement or (4) is submitted to the shareholders by the Trustees. If one or more new series of the Trust is established and designated by the trustees, the shareholders having beneficial interests in the Fund shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect a fund.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

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The Declaration of Trust further provides that the Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of the Trust provide for indemnification by the Trust of trustees and officers of the Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

HOW TO BUY SHARES

The procedures for purchasing shares of the Fund are summarized in the Prospectus in the section “General Information - How to Purchase Shares.”

REDEMPTIONS

The procedures for redemption of Fund shares are summarized in the Prospectus in the section “General Information - How to Redeem Shares.”

The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also the section “Taxes.”

The Fund reserves the right to suspend account services or refuse transaction requests if the Fund receives notice of a dispute between registered owners or of the death of a registered owner or the Fund suspects a fraudulent act. If the Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after the Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If the Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment in Class J shares of the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the shareholder servicing agent will send each shareholder federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. You may be charged a fee for providing duplicate information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and

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safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Fund and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectus.

The total NAV of each class of shares of the Fund (the excess of the assets of the Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on each day that the New York Stock Exchange (the “NYSE”) is open for trading. The Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds (“ETFs”), for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by each Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotation. Futures are valued at the most recent settlement price. OTC options contracts are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Interest rate swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Credit default swaps are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Forward foreign currency contracts are valued using interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Securities for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when the Fund computes the NAV of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of the Fund’s NAV. If it is determined pursuant to

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procedures adopted by the Board of Trustees that events materially affecting the value of the Fund’s securities have occurred during such period, then these securities may be fair valued at the time the Fund determines its NAV by or pursuant to procedures adopted by the Board of Trustees. When fair valuing its securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s NAV is calculated.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. The Fund may also value securities at fair value or estimate its value pursuant to procedures adopted by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in United States and/or foreign markets).

Trading in some of the portfolio securities of the Fund takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of the Fund’s NAV does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund’s portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share NAV of a class of the Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class J share of the Fund is the NAV per share plus a sales charge as set forth in the Fund’s Prospectus.

DISTRIBUTIONS

As described in the Prospectus, it is the policy of the Fund to pay to its shareholders annually, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their investment income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

As required by U.S. federal law, federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year generally on or before January 31 of the succeeding year.

Backup Withholding. The Internal Revenue Service (the “IRS”) requires the Fund to withhold (“Backup Withholding”) from amounts paid to a shareholder a portion of any redemption proceeds and any investment income dividends and capital gain distributions in the following situations:

(i) if the shareholder does not provide a correct taxpayer identification number to the Fund;

(ii) if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to Backup Withholding; or

(iii) if the shareholder fails to certify to the Fund that the shareholder is not subject to such Backup Withholding because, for example, of the shareholder’s foreign (non-U.S.) status.

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The Backup Withholding rate is 28% for amounts paid on or before December 31, 2010. The Backup Withholding rate will be 31% for amounts paid after December 31, 2010.

Backup Withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

TAXES

The following discussion of certain U.S. federal income tax consequences of an investment in the Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to an investment in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situations and the possible application of foreign, state and local tax laws.

U.S. Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in qualified publicly traded partnerships (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived by the Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (y) that is treated as a partnership for U.S. federal income tax purposes, and (z) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income.

For purposes of the diversification requirements described in (ii) above, outstanding voting securities of an issuer include the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to satisfy the diversification requirements.

Assuming that the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income that is distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were ineligible to or did

47

not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If the Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund also intends to distribute annually all or substantially all of its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders, who in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. In this event, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if the Fund retains all or a portion of the net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes (see below for a discussion of Capital Gain Dividends), a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a RIC may elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it has been incurred in the succeeding year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if the Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, the Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. The Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

U.S. Shareholders

The following discussion addresses the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder.

Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on the

48

disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain(that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income.

Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income properly designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. The Fund does not expect a significant portion of Fund distributions to be derived from qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of the Fund will generally qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for example, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock – generally, stock acquired with borrowed funds).

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares. A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased within 30

49

days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax-Exempt Shareholders. Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”) if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income after taking into account deductions for dividends paid by the Fund (see below for discussion of Fund investments in residual interests in REMICs and equity interests in TMPs). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when charitable remainder trusts (“CRTs”) invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on the portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Non-U.S. Shareholders

The following discussion addresses the U.S. federal income tax consequences of an investment in the Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”).

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by the Fund to a Foreign Person generally are subject to withholding of U.S. federal income tax at a rate of 30%, unless a lower rate is provided for under an applicable tax treaty. For Foreign Persons entitled to benefits under the U.S.-Japan income tax treaty, such dividends generally are subject to withholding of U.S. federal income tax at a reduced rate of 10%.

The dividend withholding rules apply even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

In addition, effective for taxable years of the Fund beginning before January 1, 2012, in general and subject to certain limitations, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a Foreign Person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the distribution is attributable to certain interest on an obligation if the Foreign Person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the distribution is attributable to interest paid by a person that is a related person of the Foreign Person and the Foreign Person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly

50

by an individual Foreign Person, to the extent such distributions are properly reported as such by the Fund, and (ii) with respect to distributions (other than (a) distributions to an individual Foreign Person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly reported as such by the Fund. The Fund generally intends to report distributions as interest-related dividends and short-term capital gain dividends to the extent permissible. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports a payment as an interest-related or short-term capital gain dividend. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends generally will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of Fund shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met. If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally will be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from Backup Withholding, a Foreign Person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign Persons should consult their tax advisors concerning these requirements and the tax consequences of ownership of shares of the Fund.

Certain Additional Reporting and Withholding Requirements

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, a Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by The Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as the Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to the Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued.

51

Persons investing in the Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Tax Consequences of Certain Fund Investments

Certain Fixed-Income and Other Instruments. Certain of a Fund’s investments, including investments in asset-backed securities, mortgage-related securities, debt obligations issued or purchased at a discount, payment-in-kind securities and inflation-indexed bonds may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the required distributions to maintain its qualification as a RIC and avoid a Fund-level tax. A Fund may realize gains or losses from such transactions. In the event a Fund realizes net gains from such transactions, the Fund’s shareholders may receive larger distributions than they would in the absence of such transactions.

Certain Higher-Risk and High Yield Securities. The Fund may invest in below-investment grade fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by the Fund when, as and if it invests in such securities as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Foreign Taxes. Income received by the Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally does not expect that shareholders will be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the Fund to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Financial Products. The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions may be subject to one or more special tax rules (including mark-to-market, notional principal contract, constructive sale, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In addition, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, in particular in respect of credit default swaps and certain other swaps with contingent payment obligations, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

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Investments by the Fund in certain derivative instruments, the Fund’s hedging activities, and the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a RIC.

REMICs and TMPs. The Fund may invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Foreign Person, will not qualify for any reduction in U.S. federal withholding tax.

PERFORMANCE INFORMATION

Performance Information: Yield and Total Return. The Fund may advertise the yield and total return of each class of its shares. The Fund’s yield and total return will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to each fund. These factors, possible differences in the methods used in calculating yield and total return and the tax-exempt status of distributions should be considered when comparing the Fund’s yield and total return to yields and total returns published for other investment companies and other investment vehicles. Yield and total returns should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total returns may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yield and total returns reflecting an expense limitation, its yield would have been lower if no limitation were in effect.

At any time in the future, yields and total return may be higher or lower than past yields or total return and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the report of the independent registered public accounting firm included in the Fund’s annual report dated September 30, 2010 are also incorporated herein by reference to such report. The Fund’s annual and semiannual reports are available upon request and without charge. The Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-633-3330, by writing to the Distributor at: Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 or by visiting the Fund’s website at www.loomissayles.com. The annual and semiannual reports are also available online at the SEC’s website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s and Fitch’s ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

A-1

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A-2

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A-3

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

A-4

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

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p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

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t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

A-8

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

A-9

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

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Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

A-11

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

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Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

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RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings - Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings database.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

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The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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STATEMENT OF ADDITIONAL INFORMATION

February 1, 2011

NATIXIS FUNDS TRUST I

Loomis Sayles Core Plus Bond Fund

        Class A (NEFRX), Class B (NERBX), Class C (NECRX) and Class Y (NERYX)

LOOMIS SAYLES FUNDS II

Loomis Sayles Disciplined Equity Fund

            (formerly the “Loomis Sayles Research Fund”)

        Class A (LSRRX), Class B (LSCBX), Class C (LSCCX) and Class Y (LISRX)

Loomis Sayles Global Markets Fund

        Class A (LGMAX), Class C (LGMCX) and Class Y (LWWX)

Loomis Sayles Growth Fund

        Class A (LGRRX), Class B (LGRBX), Class C (LGRCX) and Class Y (LSGRX)

Loomis Sayles High Income Fund

        Class A (NEFHX), Class B (NEHBX), Class C (NEHCX) and Class Y (NEHYX)

Loomis Sayles International Bond Fund

        Class A (LSIAX), Class C (LSICX) and Class Y (LSIYX)

Loomis Sayles Investment Grade Bond Fund

        Class A (LIGRX), Class B (LGBBX), Class C (LGBCX), Class Y (LSIIX) and Admin Class (LIGAX)

Loomis Sayles Limited Term Government and Agency Fund

        Class A (NEFLX), Class B (NELBX), Class C (NECLX) and Class Y (NLYX)

Loomis Sayles Mid Cap Growth Fund

        Class A (LAGRX), Class C (LSACX) and Class Y (LSAIX)

Loomis Sayles Strategic Income Fund

        Class A (NEFZX), Class B (NEZBX), Class C (NECZX), Class Y (NEZYX) and Admin Class (NEZAX)

Loomis Sayles Value Fund

        Class A (LSVRX), Class B (LSVBX), Class C (LSCVX), Class Y (LSGIX) and Admin Class (LSAVX)

This Statement of Additional Information (“Statement”) contains specific information which may be useful to investors but which is not included in the Statutory Prospectuses of the series of Natixis Funds Trust I or Loomis Sayles Funds II listed above (collectively the “Funds,” with each series being known as a “Fund”). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Natixis Income Funds Classes A, B and C Statutory or Summary Prospectus, the Natixis Income Funds Class Y and Admin Class Statutory or Summary Prospectus, the Natixis Equity Funds Class A, B and C Statutory or Summary Prospectus or the Natixis Equity Funds Class Y and Admin Class Statutory or Summary Prospectus, each dated February 1, 2011, as from time to time revised or supplemented (each a “Prospectus” and together “Prospectuses”). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from Natixis Distributors, L.P. (the “Distributor”), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling Natixis Funds at
800-225-5478 or by visiting the Funds’ website at ga.natixis.com.

The Funds’ financial statements and accompanying notes that appear in the Funds’ annual reports are incorporated by reference into this Statement. Each Fund’s annual and semiannual reports contain additional performance information and are available upon request and without charge by calling 800-225-5478 or by visiting the Funds’ website at ga.natixis.com.

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INVESTMENT RESTRICTIONS

The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, (the “1940 Act”)). The other restrictions set forth below are not fundamental policies and may be changed by the relevant Trust’s Board of Trustees. Except in the case of restrictions marked with a dagger (†) below, the percentages set forth below and the percentage limitations set forth in each Prospectus apply at the time an investment is made and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”) may not:

*(1)	Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(3)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer (in each case excluding U.S. government securities, cash and cash equivalents and the securities of other investment companies); provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(4)

Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts.

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*(10)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

†(11)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

(12)	Invest, under normal circumstances, less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. The term “bond investments” includes debt securities of any maturity. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission (“SEC”).

(13)	Invest more than 20% of its assets, at the time of purchase, in bonds rated below BBB by S&P or Fitch and below Baa by Moody’s (commonly referred to as “junk bonds”) or, if unrated, of comparable quality as determined by Loomis Sayles.

Restrictions (2) and (10) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (11) above.

In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Disciplined Equity Fund (the “Disciplined Equity Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries). (For purposes of this restriction, a foreign national government and its political subdivisions are considered as being in a separate industry from any other foreign national government and that government’s political subdivisions.)

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*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold.)

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in equity securities and securities and other investments convertible into equity securities (such as convertible bonds and warrants) or whose returns are derived from equity securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

The Disciplined Equity Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Global Markets Fund (the “Global Markets Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

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(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

The Global Markets Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the adviser has determined to be liquid under procedures approved by the Board of Trustees.

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The Loomis Sayles Growth Fund (the “Growth Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries). (For purposes of this restriction, a foreign national government and its political subdivisions are considered as being in a separate industry from any other foreign national government and that government’s political subdivisions.)

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

†(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

The Growth Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

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The Loomis Sayles High Income Fund (the “High Income Fund”) may not:

*(1)	Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2)	Purchase securities on “margin,” except for short-term credits as needed to clear securities purchases.

*(3)	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4)	Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.

*(5)	Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indices and (b) write, purchase or sell put or call options on securities, on securities indices or on futures contracts of the type referred to in clause (a) of this restriction.

*(6)	Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)	Make short sales of securities or maintain a short position.

*(8)	Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9)	Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10)	Underwrite the securities of other issuers.

*(11)	Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(13)	Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14)	Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds II’s First Amended and Restated Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

†(15)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

8

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (15) above.

The Loomis Sayles International Bond Fund (the “International Bond Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2)	Make short sales of securities or maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

†*(3)	Borrow money, except to the extent permitted under the 1940 Act.

*(4)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

*(6)	Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(7)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(8)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (8) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC. Under current pronouncements, certain Fund positions are excluded from the definition of “senior security” so long as the Fund maintains adequate cover, segregation of assets or otherwise.

The Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

9

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries.)

*(8)	Borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(9)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold.)

(10)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(11)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

(12)	Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (16) below; any borrowing permitted by restriction (8) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus borrowings made for investment purposes) in investment-grade fixed-income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

(15)	Invest in equity stocks or make any other equity investments.

The Investment Grade Bond Fund may:

(16)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (11) above.

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In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy due to changes in the value of its portfolio holdings or other circumstances beyond its control, it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract; nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In connection with the offering of its shares in Japan, the Fund has undertaken to the Japanese Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund’s net assets in securities that are not traded on a recognized exchange; (2) that portfolio securities of the Fund may not be purchased from or sold or loaned to any trustee of the Trust, Loomis Sayles acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his/her own account whether in his/her own or other name (as well as a nominee’s name), 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund’s Prospectus and Statement and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

The Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”) may not:

*(1)	Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

*(2)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3)	Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities and engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4)	Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

11

*(6)	Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7)	Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9)	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

†(10)	Invest more than 15% of the Fund’s total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees).

(11)	Invest, under normal circumstances, less than 80% of the Fund’s net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

Restrictions (1) and (2) shall be interpreted based upon no-action letters and other pronouncements of the staff of the SEC.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

The Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

12

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

(14)	Invest, under normal circumstances, less than 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such rule may be interpreted from time to time by the staff of the SEC.

The Mid Cap Growth Fund may:

(15)	Pledge its assets to the maximum extent permitted by applicable law.

The Fund intends, based on the views of the SEC, to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

In restriction (14), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirements, but would not be required to sell portfolio holdings that have increased in value.

For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund designates on its records or segregates with its custodian or otherwise designates liquid

13

assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

The Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”) may not:

*(1)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country’s government (together with subdivisions thereof) will be considered to be a separate industry).

(2)	Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3)	With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer (in each case excluding U.S. government securities, cash and cash equivalents and the securities of other investment companies).

*(4)	Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

*(5)	Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund’s portfolio securities.

*(6)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing.)

*(7)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8)	Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with any investment adviser of the Fund or accounts under any such investment adviser’s management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(9)	Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indices, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

†(10)	Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust’s trustees) .

*(11)	Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (2); any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to

14

time by the provisions of the Loomis Sayles Funds II’s First Amended and Restated Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

The Strategic Income Fund may:

(12)	Pledge its assets to the maximum extent permitted by applicable law.

The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

The Loomis Sayles Value Fund (the “Value Fund”) may not:

(1)	Invest in companies for the purpose of exercising control or management.

*(2)	Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3)	Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4)	Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

(5)	With respect to 75% of its assets, purchase any security (other than U.S. government securities) if, as a result, more than 5% of the Fund’s assets (taken at current value) would then be invested in securities of a single issuer.

(6)	With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

*(7)	Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund’s assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(8)	Borrow money, except to the extent permitted under the 1940 Act.

(9)	Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(10)	Purchase securities on margin (except such short-term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

(11)	Participate on a joint or joint and several basis in any trading account in securities. (The “bunching” of orders for the purchase or sale of portfolio securities with Loomis Sayles or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

(12)	Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on current value) would then be invested in such securities.

*(13)	Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restrictions (8) and (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

15

The Value Fund may:

(14)	Pledge its assets to the maximum extent permitted by applicable law.

FUND CHARGES AND EXPENSES

Advisory Fees

Pursuant to separate advisory agreements, Loomis Sayles has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund other than the Core Plus Bond Fund.

For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory Fee Payable by Fund to Loomis Sayles (as a % of average daily net assets of the Fund)
Core Plus Bond Fund	September 1, 2003	0.2500% of the first $100 million 0.1875% of amounts in excess of $100 million

Disciplined Equity Fund	October 30, 2000, as amended November 30, 2001	0.500%

Global Markets Fund	October 30, 2000	0.750%

Growth Fund	October 30, 2000	0.500%

High Income Fund	September 12, 2003, amended July 1, 2004	0.600%

International Bond Fund	February 1, 2008	0.600%

Investment Grade Bond Fund	October 30, 2000	0.400%

Limited Term Government and Agency Fund	September 12, 2003, amended March 21, 2005 and July 1, 2010	0.500% of the first $250 million 0.400% of amounts in excess of $250 million

Mid Cap Growth Fund	October 30, 2000	0.750%

Strategic Income Fund	September 12, 2003, amended July 1, 2008	0.650% of the first $200 million 0.600% of the next $1.8 billion 0.550% of the next $13 billion 0.540% of amounts in excess of $15 billion

Value Fund	October 30, 2000	0.500%

Loomis Sayles has given a binding contractual undertaking (for all classes of the Funds in the table below) to waive the advisory fees and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit their expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates

16

indicated below. The undertaking is in effect through January 31, 2012, may be terminated before then only with the consent of the Board of Trustees and is reevaluated on an annual basis. Loomis Sayles will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its management fee or otherwise) to the extent that a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. Loomis Sayles will not be entitled to recover any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee waiver and/or expense reimbursement for the Core Plus Bond Fund.

Fund	Expense Limit	Date of Undertaking
Core Plus Bond Fund		February 1, 2011
Class A	0.90%
Class B	1.65%
Class C	1.65%
Class Y	0.65%

Disciplined Equity Fund		February 1, 2011
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class Y	1.00%

Global Markets Fund		February 1, 2011
Class A	1.25%
Class C	2.00%
Class Y	1.00%

Growth Fund		February 1, 2011
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class Y	1.00%

High Income Fund		February 1, 2011
Class A	1.15%
Class B	1.90%
Class C	1.90%
Class Y	0.90%

International Bond Fund		February 1, 2011
Class A	1.10%
Class C	1.85%
Class Y	0.85%

Investment Grade Bond Fund		February 1, 2011
Class A	0.95%
Class B	1.70%
Class C	1.70%
Class Y	0.70%
Admin Class	1.20%

Limited Term Government and Agency Fund		February 1, 2011
Class A	0.85%

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Fund	Expense Limit	Date of Undertaking
Class B	1.60%
Class C	1.60%
Class Y	0.60%
Mid Cap Growth Fund		February 1, 2011
Class A	1.25%
Class C	2.00%
Class Y	1.00%
Strategic Income Fund		February 1, 2011
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class Y	1.00%
Admin Class	1.50%
Value Fund		February 1, 2011
Class A	1.10%
Class B	1.85%
Class C	1.85%
Class Y	0.85%
Admin Class	1.35%

The following table shows the total advisory fees paid by each Fund for the last three fiscal years1:

CORE PLUS BOND FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$375,532	$446,865	$672,400
Amount Waived	$—	$—	$2,844
Total Paid	$375,532	$446,865	$669,556
DISCIPLINED EQUITY FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$141,803	$114,531	$162,088
Amount Waived	$67,138	$99,717	$81,384
Total Paid	$74,665	$14,814	$80,704
GLOBAL MARKETS FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$2,504,197	$1,541,941	$2,054,950
Amount Waived	$—	$—	$98,043
Total Paid	$2,504,197	$1,541,941	$1,956,907
GROWTH FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$1,890,998	$688,816	$527,810
Amount Waived	$—	$—	$15,201
Total Paid	$1,890,998	$688,816	$512,609

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HIGH INCOME FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$275,813	$558,817	$952,564
Amount Waived	$66,570	$16,356	$61,432
Total Paid	$209,243	$542,461	$891,132
INTERNATIONAL BOND FUND*
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$47,119	$88,309	$186,831
Amount Waived	$47,119	$88,309	$120,967
Total Paid	$—	$—	$65,864
INVESTMENT GRADE BOND FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$14,927,516	$24,655,556	$38,345,729
Amount Waived	$—	$—	$—
Total Paid	$14,927,516	$24,655,556	$38,345,729
LIMITED TERM GOVERNMENT AND AGENCY FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$598,625	$970,393	$1,305,198
Amount Waived	$43,471	$12,931	$212,771
Total Paid	$555,154	$957,462	$1,092,427
MID CAP GROWTH FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$909,027	$657,857	$603,640
Amount Waived	$—	$16,542	$169,158
Total Paid	$909,027	$641,315	$434,482
STRATEGIC INCOME FUND
	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Fee	$66,716,160	$55,117,195	$73,019,120
Amount Waived	$—	$—	$—
Total Paid	$66,716,160	$55,117,195	$73,019,120

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VALUE FUND

	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10

Total Advisory Fee	$1,676,827	$2,096,555	$4,320,687
Amount Waived	$—	$—	$—
Total Paid	$1,676,827	$2,096,555	$4,320,687

*	The International Bond Fund commenced operations on February 1, 2008.
[1]	This table does not reflect any fees paid under the advisory administration agreement described later in this Statement.

The table below shows the class level and other expenses of the Funds that were reimbursed for the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010.

Fund	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Core Plus Bond Fund	$166,466	$133,826	—
Disciplined Equity Fund	$16,894	$20,908	—
Global Markets Fund	$42,849	$114,249	—
Growth Fund	—	$64,271	—
High Income Fund	$47,505	$64,467	—
International Bond Fund*	$82,692	$66,639	—
Investment Grade Bond Fund	—	$8,509	$42,738
Limited Term Government and Agency Fund	$136,000	$158,074	—
Mid Cap Growth Fund	$64,519	$183,130	—
Strategic Income Fund	—	—	—
Value Fund	—	—	—

*	The International Bond Fund commenced operations on February 1, 2008.

Advisory Administration Fees

Pursuant to an advisory administration agreement, Core Plus Bond Fund has retained Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) to provide certain administrative and oversight services to the Fund. For the services described in the advisory administration agreement, Natixis Advisors receives fees at the annual rate set forth in the following table:

Fund	Date of Agreement	Advisory Administration Fee Payable by Fund to Natixis Advisors (as a % of average daily net assets of the Fund)
Core Plus Bond Fund	September 1, 2003	0.2500% of the first $100 million 0.1875% of amounts in excess of $100 million

For the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010, the following table shows the advisory administration fees paid by Core Plus Bond Fund to Natixis Advisors:

Core Plus Bond Fund	Fiscal Year Ended 09/30/08	Fiscal Year Ended 09/30/09	Fiscal Year Ended 09/30/10
Total Advisory Administration Fee	$375,532	$446,865	$672,400
Amount Waived	$—	$—	$2,843
Total Paid	$375,532	$446,865	$669,557

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Brokerage Commissions

Set forth below are the amounts each Fund paid in brokerage commissions during the last three fiscal years and the amounts each Fund placed in brokerage transactions and paid in brokerage commissions to brokers providing research services for the fiscal year. With respect to Loomis Sayles Disciplined Equity Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Mid Cap Growth Fund and Loomis Sayles Value Fund, the information in the table includes transactions that were directed to broker-dealers based on the internal “broker vote” allocation policy of Loomis Sayles as well as transactions that were allocated under arrangements with brokers providing research services. The “broker vote” is an internal evaluation conducted by Loomis Sayles trading personnel which consists of reviewing the brokers or dealers with whom Loomis Sayles executes client transactions to rate such firms after considering a variety of factors, including the quality of their research, the quality of their sales coverage, execution capabilities, willingness to commit capital on transactions, market knowledge, competitive commission rates and prices and their ability to effect difficult trades in less liquid, smaller capitalized and more closely held issues. If Loomis Sayles believes that more than one broker is capable of providing best execution on a particular transaction, the transaction may be allocated among those brokers based on the results of the “broker vote” and/or pursuant to soft dollar arrangements.

For a description of how transactions in portfolio securities are effected and how Loomis Sayles selects brokers, see the section entitled “Portfolio Transactions and Brokerage” in this Statement.

	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Core Plus Bond Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$—
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Disciplined Equity Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$61,479,397	$65,446,598	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$56,305	$85,349	$160,819
Commissions Paid to Brokers Providing Research Services	$19,836	$28,542	$—

Global Markets Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$610,243,744	$325,780,777	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$971,542	$475,486	$537,083
Commissions Paid to Brokers Providing Research Services	$422,392	$203,171	$—

Growth Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$1,041,019,063	$421,281,034	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$841,974	$490,824	$169,519

21

	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Commissions Paid to Brokers Providing Research Services	$299,291	$164,722	$—

High Income Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$398	$174	$778
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

International Bond Fund*
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$—
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

* The International Bond Fund commenced operations on February 1, 2008

Investment Grade Bond Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$7,936
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Limited Term Government and Agency Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$—	$—	$—
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Mid Cap Growth Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$542,346,383	$466,279,762	$—

Brokerage Commissions
Total Brokerage Commissions Paid	$501,552	$713,171	$298,285
Commissions Paid to Brokers Providing Research Services	$183,544	$246,383	$—

Strategic Income Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$—	$—	$—

Brokerage Commissions
Total Brokerage Commissions Paid*	$149,519	$28,147	$267,931

22

	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Commissions Paid to Brokers Providing Research Services	$—	$—	$—

Value Fund
Brokerage Transactions
Allocated to Brokers Providing Research Services	$159,393,252	$321,911,420	$—

Brokerage Commissions
Total Brokerage Commissions Paid**	$336,144	$623,147	$1,175,551
Commissions Paid to Brokers Providing Research Services	$83,513	$188,270	$—

*	The total brokerage commissions paid increased significantly from 2009 to 2010 as a result of a substantial increase in the Fund’s assets and increased trading volume in the Fund’s Portfolio.
**	The total brokerage commissions paid increased significantly from 2008 to 2009 as a result of increased turnover in the Fund’s Portfolio and from 2009 to 2010 as a result of a substantial increase in the Fund’s assets.

Regular Broker-Dealers

The table below contains the aggregate value of securities of each Fund’s regular broker-dealers† (or the parent of the regular broker-dealers) held by each Fund, if any, as of the close of the fiscal year ended September 30, 2010.

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Core Plus Bond Fund	Banc of America Securities Corp. Citigroup Global Markets, Inc. Goldman Sachs & Co. HSBC Securities (U.S.A.), Inc. JP Morgan Chase Securities, Inc. Morgan Stanley & Co., Inc. UBS Securities LLC	$ $ $ $ $ $ $	5,351,839 5,834,996 6,814,958 794,799 5,546,778 4,104,633 1,751,839

Disciplined Equity Fund	JP Morgan Chase Securities Inc.		$1,148,343

Global Markets Fund	Banc of America Securities Corp. Barclays Bank PLC Citigroup Global Markets, Inc. Goldman Sachs & Co. Morgan Stanley & Co., Inc.	$ $ $ $ $	271,867 361,477 165,961 553,423 380,735

High Income Fund	Barclays Bank PLC Credit Suisse Securities (USA) LLC Goldman Sachs & Co. JP Morgan Chase Securities, Inc. Morgan Stanley & Co., Inc.	$ $ $ $ $	1,948,450 99,397 318,535 1,291,160 23,425

International Bond Fund	Banc of America Securities Corp. Citigroup Global Markets, Inc. Credit Suisse Securities (USA) LLC Goldman Sachs & Co. JP Morgan Chase Securities, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. Morgan Stanley & Co., Inc.	$ $ $ $ $ $ $	141,694 298,156 151,432 80,485 101,267 133,074 157,260

23

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Each Regular Broker or Dealer (or its Parent) Held by Fund
Investment Grade Bond Fund	Banc of America Securities Corp. Barclays Bank PLC Citigroup Global Markets, Inc. Credit Suisse Securities (USA) LLC Deutsche Bank Securities, Inc. Goldman Sachs & Co. JP Morgan Chase Securities, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. Morgan Stanley & Co., Inc. UBS Securities LLC	$ $ $ $ $ $ $ $ $ $	38,151,995 6,400,789 230,384,384 102,806,230 35,123,738 111,284,143 168,217,168 145,764,289 216,421,236 3,525,783

Limited Term Government and Agency Fund	Banc of America Securities Corp. Citigroup Global Markets, Inc. Credit Suisse Securities (USA) LLC Deutsche Bank Securities, Inc. Goldman Sachs & Co. JP Morgan Chase Securities, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. Morgan Stanley & Co., Inc.	$ $ $ $ $ $ $ $	1,570,436 3,572,561 12,345,727 3,317,012 3,216,954 6,040,455 3,926,981 4,427,860

Strategic Income Fund	Banc of America Securities Corp. Barclays Bank PLC Citigroup Global Markets, Inc. Goldman Sachs & Co. JP Morgan Chase Securities, Inc. Merrill Lynch, Pierce, Fenner & Smith, Inc. Morgan Stanley & Co., Inc.	$ $ $ $ $ $ $	64,138,346 85,407,601 234,035,362 33,328,119 109,418,002 46,534,269 72,330,913

Value Fund	Banc of America Securities Corp. Bank of New York Mellon Corp. Citigroup Global Markets, Inc. JP Morgan Chase Securities, Inc. State Street Bank and Trust Company	$ $ $ $ $	19,675,540 10,788,659 13,384,437 24,938,972 13,720,743

†	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Sales Charges and Distribution and Service (12b-1) Fees

As explained in this Statement, the Class A, Class B (for all Funds except Global Markets Fund, International Bond Fund and Mid Cap Growth Fund, which do not offer Class B shares) and Class C shares of each Fund and the Admin Class*** shares of the Investment Grade Bond Fund, the Strategic Income Fund and the Value Fund pay the Distributor fees under plans adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under the Plans during the last three fiscal years. All amounts paid under the Plans during the fiscal year ended September 30, 2010 were paid as compensation to Natixis Distributors, L.P. (the “Distributor”), with the exception of Class A shares. Compensation payable under the Plans may be paid regardless of the Distributor’s expenses. The anticipated benefits to the Funds of the Plans include the ability to attract and maintain assets.

24

Fund	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Core Plus Bond Fund
Class A	$286,509	$310,233	$413,358
Class B	$172,317	$82,185	$55,031
Class C	$168,355	$518,988	$1,020,010
Total	$627,181	$911,406	$1,488,399
Disciplined Equity Fund
Class A	$2,541	$4,227	$4,646
Class B	$3,138	$1,354	$1,490
Class C	$8,267	$12,902	$13,859
Total	$13,946	$18,483	$19,995
Global Markets Fund
Class A	$170,445	$92,953	$127,900
Class C	$1,317,337	$854,298	$1,020,160
Total	$1,487,782	$947,251	$1,148,060
Growth Fund
Class A	$523,839	$155,864	$80,460
Class B	$195,501	$57,052	$47,645
Class C	$372,703	$171,806	$140,182
Total	$1,092,043	$384,722	$268,287
High Income Fund
Class A	$87,807	$104,938	$168,724
Class B	$32,609	$15,269	$13,988
Class C	$70,988	$120,884	$190,262
Total	$191,404	$241,091	$372,974
International Bond Fund*
Class A	$1,596	$8,741	$38,382
Class C	$2,445	$9,880	$60,956
Total	$4,041	$18,621	$99,338
Investment Grade Bond Fund
Class A	$3,942,434	$5,625,303	$7,481,784
Class B	$175,871	$157,899	$172,140
Class C	$11,032,445	$17,661,984	$25,387,408
Admin Class***	—	—	$1,216
Total	$15,150,750	$23,445,186	$33,042,548
Limited Term Government and Agency Fund
Class A	$253,877	$306,180	$349,820
Class B	$56,200	$46,672	$41,490
Class C	$73,146	$535,208	$636,797
Total	$383,223	$888,060	$1,028,107
Mid Cap Growth Fund**
Class A	$228,997	$160,386	$125,627
Class C	—	$7	$153
Total	$228,997	$160,393	$125,780
Strategic Income Fund
Class A	$16,174,107	$11,730,368	$14,187,827
Class B	$2,096,544	$1,343,664	$1,428,582
Class C	$44,085,494	$38,124,862	$50,226,188
Admin Class***	—	—	$3,480
Total	$62,356,145	$51,198,894	$65,846,077
Value Fund
Class A	$270,245	$242,062	$323,829
Class B	$105,766	$53,822	$43,097
Class C	$51,951	$71,337	$104,015

25

Fund	Fiscal Year Ended 9/30/08	Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
Admin Class***	—	—	$3
Total	$427,962	$367,221	$470,944

*	The International Bond Fund commenced operations on February 1, 2008.
**	Effective February 1, 2009, the Loomis Sayles Mid Cap Growth Fund redesignated its existing Retail Class as Class A shares, its existing Institutional Class as Class Y shares and added Class C shares to the Fund. The total amount of Rule 12b-1 fees paid by the Fund prior to February 1, 2009 are fees paid by the Retail Class of the Fund.
***	Admin Class shares commenced operations on February 1, 2010.

During the fiscal year ended September 30, 2010, the Distributor’s expenses relating to the Funds’ 12b-1 plans are listed in the following table. Compensation to broker-dealers excludes advanced commissions sold to a third party.

Fund	Advertising/ Printing and Mailing of Prospectuses to Other Than Current Shareholders	Compensation to Underwriters	Compensation to Broker- Dealers	Compensation to Sales Personnel	Other Distribution Cost

Core Plus Bond Fund	$48,330	$565,636	$1,501,209	$103,679	$522,530
Disciplined Equity Fund	$16,779	$2,949	$17,647	$462	$183,117
Global Markets Fund	$26,028	$189,080	$1,158,609	$30,737	$298,747
Growth Fund	$17,403	$12,607	$220,543	$2,025	$191,705
High Income Fund	$27,256	$170,441	$336,999	$30,384	$306,824
International Bond Fund	$19,357	$80,421	$90,292	$9,963	$227,138
Investment Grade Bond Fund	$414,441	$7,167,550	$29,457,951	$1,158,514	$4,774,640
Limited Term Government and Agency Fund	$44,217	$428,481	$1,037,322	$83,200	$469,338
Mid Cap Growth Fund	$24,148	$145,800	$97,651	$32,421	$220,642
Strategic Income Fund	$414,442	$9,536,468	$61,306,489	$1,599,719	$4,774,642
Value Fund	$30,250	$223,902	$396,780	$37,194	$333,360

OWNERSHIP OF FUND SHARES

As of January 3, 2011, to the Trusts’ knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below.*

Fund	Shareholder and Address	Ownership Percentage
Core Plus Bond Fund[1]

(Class A)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	14.65%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	9.25%

	UBS WM USA Jersey City, NJ 07310-2055	8.05%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	5.98%

26

Fund	Shareholder and Address	Ownership Percentage
(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	19.53%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	12.22%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	55.43%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	8.76%

	UBS WM USA Jersey City, NJ 07310-2055	6.71%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	6.45%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	46.93%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	14.08%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	6.33%

	LPL Financial FBO Customer Accounts San Diego, CA 92150-9046	5.78%

Disciplined Equity Fund[2]
(Class A)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	15.42%

	UBS WM USA Jersey City, NJ 07310-2055	13.64%

	DWS Trust Co Salem, NH 03079-1143	6.85%

(Class B)	First Clearing LLC Ponte Vedra, FL 32082-2668	19.97%

	Morgan Keegan & Co Birmingham, AL 35244-1477	18.83%

	NFS LLC Plano, TX 75074-8775	15.73%

	First Clearing LLC Saint Louis, MO 63103-2523	13.15%

	State Street Bank and Trust Company Simi Valley, CA 93065-6004	6.57%

27

Fund	Shareholder and Address	Ownership Percentage
	Career Options Inc. Hampton, VA 23669-1165	5.12%

	JV Mechanical Contractors Dudley, MA 01571-0302	5.01%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	57.83%

(Class Y)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	54.72%

	Curry College Milton, MA 02186-2395	23.62%

Global Markets Fund[3]
(Class A)	LPL Financial San Diego, CA 92150-9046	22.13%

	UBS WM USA Jersey City, NJ 07310-2055	16.12%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	12.13%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	5.59%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	59.91%

	UBS WM USA Jersey City, NJ 07310-2055	6.73%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	5.49%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	38.42%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	19.70%

	Strafe & Co. Westerville, OH 43086-0160	18.24%

Growth Fund
(Class A)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	5.75%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	14.41%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	44.09%

28

Fund	Shareholder and Address	Ownership Percentage
	Morgan Stanley Smith Barney Jersey City, NJ 07311	11.90%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	11.53%

	UBS WM USA Jersey City, NJ 07310-2055	5.21%

(Class Y)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	49.56%

	Comerica Bank Detroit, MI 48275-0001	18.08%

	SEI Private Trust Company C/O Mellon Bank Oaks, PA 19456	8.53%
High Income Fund[4]
(Class A)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	11.94%

	UBS WM USA Jersey City, NJ 07310-2055	6.72%

	Prudential Investment Management Services Newark, NJ 07102-4056	5.33%

	Citigroup Global Markets Inc. 11155 Red Run Blvd Owings Mills, MD 21117-3256	5.18%

(Class B)	CNY Printing & Copy Services Syracuse, NY 13210-1637	7.11%

	Oppenheimer & Co Inc. Hollywood, FL 33020-7209	5.96%

	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 3226-6484	5.16%

(Class C)	MLPF&S For the Sole Benefit of Its Customers Jacksonville, FL 3226-6484	18.55%

	UBS WM USA Jersey City, NJ 07310-2055	10.70%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	8.56%

(Class Y)	The Vangaurd Fiduciary Trust Co Wayne, PA 19807-1816	8.02%

29

Fund	Shareholder and Address	Ownership Percentage
	Taynik & Co Quincy, MA 02169-0938	6.65%

International Bond Fund[5]
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	20.19%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	60.31%

	UBS WM USA Jersey City, NJ 07310-2055	14.21%

(Class Y)	LPL Financial San Diego, CA 92150-9046	18.58%

	NFS LLC Seattle, WA 98103-7559	18.16%

	NFS LLC Salt Lake City, UT 84108-3312	9.96%

	NFS LLC Far Hills, NJ 07931-2500	8.40%

	Stifel Nicholas & Co Inc. Saint Louis, MO 63102-2131	6.49%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	6.36%

	NFS LLC Chicago, IL 60675-0001	6.00%

Investment Grade Bond Fund
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	21.32%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	9.14%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	8.82%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	8.04%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	29.84%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	5.56%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc.	43.55%

30

Fund	Shareholder and Address	Ownership Percentage
	Jacksonville, FL 32246-6484

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	8.81%

	UBS WM USA Jersey City, NJ 07310-2055	8.61%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.69%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	17.33%

	Edward D. Jones & Co Maryland Heights, MO 63043-3009	16.35%

	LPL Financial San Diego, CA 92150-9046	15.09%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	8.71%

	Prudential Investment Management Newark, NJ 07102-4056	6.48%

(Admin Class)	Pearl River Valley Electric Power Association Columbia, MS 39429-1217	46.43%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	16.17%

	MG Trust Company Denver, CO 80202-3531	15.23%

	Pearl River Valley Electric Power Association Columbia, MS 39429-1217	9.26%

	MG Trust Company Denver, CO 80202-3531	8.65%

(Class J)	Marusan Securities, Co. Ltd. 2-5-2 Nihonbashi Chuo-Ku, Tokyo, Japan 103-8258	58.09%

	Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. 2-5-2 Marunouchi Chiyoda-Ku, Tokyo, Japan 100-0-005	40.74%

	SMBC Friend Securities Co., Ltd. 7-12 Nihonbashi-Kabutocho Chuo-Ku, Tokyo, Japan 103-8221	1.17%

31

Fund	Shareholder and Address	Ownership Percentage
Limited Term Government and Agency Fund

(Class A)	LPL Financial San Diego, CA 92150-9046	14.41%

	UBS WM USA Jersey City, NJ 07310-2055	11.55%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	7.80%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	12.13%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	39.60%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.30%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	5.51%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	27.63%

	NFS LLC Honolulu, HI 96805-1930	24.78%

	LPL Financial San Diego, CA 92150-9046	21.02%

	NFS LLC Honolulu, HI 96805-1930	6.56%

Mid Cap Growth Fund[6]
(Class A)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	20.55%

	Wachovia Bank Charlotte, NC 28262-8522	9.09%

	Mercer Trust Company Norwood, MA 02062-1599	6.53%

(Class C)	First Clearing LLC Saint Louis, MO 63123-6937	66.09%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	10.48%

(Class Y)	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	49.79%

32

Fund	Shareholder and Address	Ownership Percentage
	Mercer Trust Company Norwood, MA 02062-1599	13.99%

	New York Life Trust Company Parsippany, NJ 07054-1007	6.83%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	5.61%

Strategic Income Fund[7]
(Class A)	UBS WM USA Jersey City, NJ 07310-2055	24.86%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	9.04%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	8.04%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	7.97%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	5.23%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	37.47%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	6.28%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Owings Mills, MD 21117-3256	45.12%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	11.41%

	UBS WM USA Jersey City, NJ 07310-2055	10.12%

	Morgan Stanley Smith Barney Jersey City, NJ 07311	6.32%

(Class Y)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	55.43%

	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	9.77%

	Prudential Investment Management Services Newark, NJ 07102-4056	6.97%

	LPL Financial San Diego, CA 92150-9046	5.24%

33

Fund	Shareholder and Address	Ownership Percentage
(Admin Class)	ING National Trust Hartford, CT 06156-0001	79.79%

	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	18.35%

Value Fund
(Class A)	PIMS/Prudential Retirement Atlanta, GA 30328-6187	6.94%

(Class B)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	6.11%

(Class C)	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	28.79%

	Citigroup Global Markets Inc. Owings Mills, MD 21117-3256	7.39%

	UBS WM USA Jersey City, NJ 07310-2055	6.95%

(Class Y)	Fidelity Investments Covington, KY 41015-1999	25.33%

	National Financial Services Corp. New York, NY 10281-1003	24.14%
	Charles Schwab & Co. Inc. San Francisco, CA 94104-4151	5.84%
	State Street Bank Westwood, MA 02090-2318	5.42%
(Admin Class)	Natixis Asset Management Advisors LP Boston, MA 02116-3305	99.81%

[1]

As of January 3, 2011, Merrill Lynch Pierce Fenner & Smith Inc., Jacksonville FL 32246-6484 owned 32.03% of Loomis Sayles Core Plus Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the Investment Company Act of 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith Inc.

[2]

As of January 3, 2011, Charles Schwab & Co., Inc., San Francisco, CA 94104-4122 owned 49.87% of the Loomis Sayles Disciplined Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab.

[3]

As of January 3, 2011, Merrill Lynch Pierce Fenner & Smith Inc., Jacksonville Fl 32246-6484 owned 39.68% of Loomis Sayles Global Markets Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith Inc.

[4]

As of January 3, 2011, the Pershing LLC, Jersey City, NJ 07303-2052, owned 56.73% of Loomis Sayles High Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Pershing LLC.

[5]

As of January 3, 2011, NFS LLC, Beachwood, Ohio 44122-1670, owned 38.05% of Loomis Sayles International Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than NFS LLC.

34

[6]

As of January 3, 2011, Charles Schwab & Co., Inc., San Francisco, CA 94104-4122 owned 30.51% of the Loomis Sayles Mid Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab.

[7]

As of January 3, 2011, Merrill Lynch Pierce Fenner & Smith Inc., Jacksonville FL 32246-6484 owned 31.19% of Loomis Sayles Strategic Income Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Merrill Lynch Pierce Fenner & Smith.

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of such Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

THE TRUSTS

Natixis Funds Trust I and Loomis Sayles Funds II (each, a “Trust” and together, the “Trusts”) are each registered with the SEC as an open-end management investment company. Natixis Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a “Declaration of Trust”) dated June 7, 1985, as amended and restated on June 2, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust is diversified. The name of the Trust has changed several times since its organization as noted below:

Trust Name	Date
The New England Life Government Securities Trust	June 1985 to August 1986
The New England Funds	September 1986 to March 1994
New England Funds Trust I	April 1994 to January 2000
Nvest Funds Trust I	February 2000 to April 2001
CDC Nvest Funds Trust I	May 2001 to April 2005
IXIS Advisor Funds Trust I	May 2005 to August 2007
Natixis Funds Trust I	August 2007 to present

Natixis Funds Trust I has nine (9) separate portfolios. Eight of the portfolios have a different fiscal year end and information regarding these portfolios can be found in the Natixis Funds Statement of Additional Information dated May 1, 2010 and the Natixis Oakmark Funds Statement of Additional Information dated December 15, 2010. Loomis Sayles Core Plus Bond Fund is a successor to a corporation that was organized in 1973 and reorganized as a series of Natixis Funds Trust I. The Fund commenced operations on November 7, 1973. Prior to September 15, 2003, the name of the Fund was “CDC Nvest Bond Income Fund.”

Loomis Sayles Funds II is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated February 20, 1991, as amended and restated on July 21, 2005, and is a “series” company as described in Section 18(f)(2) of the 1940 Act. Each series of the Trust (except the Loomis Sayles International Bond Fund) is diversified. Prior to July 1, 2003, Loomis Sayles Funds II was named “Loomis Sayles Funds.”

Loomis Sayles Funds II has eleven (11) separate portfolios. The Loomis Sayles Disciplined Equity Fund was organized in Massachusetts and commenced operations on July 31, 2000 and was converted to a multi-class structure on September 12, 2003. Prior to October 1, 2009, the name of the Fund was “Loomis Sayles Research Fund.” The Loomis Sayles Global Markets Fund was organized in Massachusetts and commenced operations on May 1, 1996 and was converted to a multi-class structure on February 1, 2006. Prior to February 1, 2006, the name of the Fund was “Loomis Sayles Worldwide Fund.” The Loomis Sayles Growth Fund was organized in Massachusetts and commenced operations on May 16, 1991. The Fund was converted to a multi-class structure on September 12, 2003. The Loomis Sayles High Income Fund commenced operations on February 22, 1984 and was reorganized from Natixis Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to September 15, 2003, the name of the Fund was “CDC Nvest High Income Fund.” The Loomis Sayles International Bond Fund commenced operations on February 1, 2008. The Loomis Sayles Investment Grade Bond Fund was organized in Massachusetts and commenced operations on December 31, 1996 and was converted to a multi-class structure on September 12, 2003. The Loomis Sayles Limited Term Government and Agency Fund commenced operations on January 3, 1989 and was reorganized from Natixis Funds Trust I into Loomis Sayles Funds II on September 12,

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2003. Prior to February 1, 2004, the name of the Fund was “Loomis Sayles Limited Term U.S. Government Fund” and prior to September 15, 2003, the name of the Fund was “CDC Nvest Limited Term U.S. Government Fund.” The Loomis Sayles Mid Cap Growth Fund, a diversified series of the Trust, was organized in Massachusetts and commenced operations on December 31, 1996. Prior to February 1, 2007, Loomis Sayles Mid Cap Growth Fund was named “Loomis Sayles Aggressive Growth Fund.” The Loomis Sayles Mid Cap Growth Fund was converted to a multi-class structure on February 1, 2009. The Loomis Sayles Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995, and was reorganized from Natixis Funds Trust I into Loomis Sayles Funds II on September 12, 2003. Prior to September 15, 2003, the name of the Fund was “CDC Nvest Strategic Income Fund.” The Loomis Sayles Value Fund was organized in Massachusetts and commenced operations on May 13, 1991 and was converted to a multi-class structure on June 1, 2007. Admin Class shares of the Loomis Sayles Investment Grade Bond Fund, the Loomis Sayles Strategic Income Fund and the Loomis Sayles Value Fund commenced operations on February 1, 2010.

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

The following is a list of certain investment strategies, including particular types of securities or instruments or specific practices, which may be used by the adviser of a Fund in managing a Fund. Each Fund’s principal strategies are detailed in its Prospectus. This Statement describes some of the non-principal strategies the Funds may use, in addition to providing additional information about their principal strategies. The list under each category below is not intended to be an exclusive list of securities, instruments and practices for investment. Unless a strategy, practice or security is specifically prohibited by the investment restrictions listed in a Prospectus, in the section “Investment Restrictions” in this Statement, or under applicable law, each Fund may engage in each of the strategies and invest in each security and instrument listed below. The adviser may invest in a general category listed below and, where applicable, with particular emphasis on a certain type of security, but investment is not limited to the categories listed below or the securities specifically enumerated under each category. The adviser may invest in any security that falls under the specific category, including securities that are not listed below. The relevant Prospectus or this Statement will be updated if a Fund begins to engage in investment practices that are not described in a Prospectus or this Statement.

Fund	Securities	Practices
Core Plus Bond Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Below Investment-Grade Fixed-Income Securities, Collateralized Mortgage Obligations, Mortgage Dollar Rolls, Pay-in-Kind Securities, Structured Notes, Stripped Securities, Zero-Coupon Securities, Convertible Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Investment Companies, Preferred Stock)

Foreign Securities (Depositary Receipts, Supranational Entities)

Money Market Instruments

Futures Contracts, Illiquid Securities, Options, Swap Contracts, When-Issued Securities, Repurchase Agreements, Foreign Currency Transactions.

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Fund	Securities	Practices
Disciplined Equity Fund

Debt Securities (Collateralized Mortgage Obligations, U.S. Government Securities, Zero-Coupon Securities, Inflation-Linked Securities, Convertible Securities)

Equity Securities (Growth Stocks, Mid Capitalization Companies, Small Capitalization Companies, Investment Companies, Large Capitalization Companies, Preferred Stock, Value Stocks, Warrants, Rule 144A Securities and Section 4(2) Commercial Paper)

Money Market Instruments

When-Issued Securities, Options, Private Placements, Repurchase Agreements, Foreign Currency Transactions.
Global Markets Fund

Debt Securities (Adjustable Rate Mortgage Securities, Bank Loans, Convertible Securities, Below Investment-Grade Fixed-Income Securities, U.S. Government Securities, Structured Notes, Stripped Securities, Mortgage-Backed Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Rule 144A Securities and Section 4(2) Commercial Paper, Value Stocks, Warrants)

Foreign Securities (Supranational Entities)

Money Market Instruments

Futures Contracts, Options, Swap Contracts, Illiquid Securities, Repurchase Agreements, Securities Lending, Foreign Currency Transactions.
Growth Fund

Debt Securities (U.S. Government Securities, Zero-Coupon Securities, Inflation-Linked Securities, Convertible Securities)

Equity Securities (Growth Stocks, Preferred Stock, Real Estate Investment Trusts, Small Capitalization Companies, Value Stocks, Investment Companies, Warrants, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities

Money Market Instruments

When-Issued Securities, Futures Contracts, Options, Swap Contracts, Private Placements, Repurchase Agreements, Foreign Currency Transactions.

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Fund	Securities	Practices
High Income Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Collateralized Mortgage Obligations, Convertible Securities, Stripped Securities, Structured Notes, Step-Coupon Securities, U.S. Government Securities, Mortgage-Related Securities, Inflation-Linked and Inflation-Indexed Securities, Bonds, Real Estate Investment Trusts)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Value Stocks, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

When-Issued Securities, Illiquid Securities, Options, Swap Contracts, Repurchase Agreements, Foreign Currency Transactions.
International Bond Fund

Debt Securities (Asset-Backed Securities, Mortgage-Backed Securities, Structured Notes, Rule 144A Securities, Section 4(2) Commercial Paper, Investment-Grade Fixed-Income Securities, Below Investment-Grade Fixed-Income Securities, U.S. Government Securities, Corporate Securities, Inflation-Linked and Inflation-Indexed Securities, Mortgage-Related Securities, Securities Lending, Adjustable Rate Mortgage Securities, Convertible Securities, Pay-in-Kind Securities, Collateralized Mortgage Obligations, Bank Loans, Stripped Securities, Senior Floating Rate Loans, Tax-Exempt Securities)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Value Stocks, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities (Government Securities, Bonds, Emerging Markets, Foreign Currency Exchange Transactions, Supranational Entities, Depository Receipts)

Money Market Instruments

Repurchase Agreements, Swap Contracts, Futures Contracts, Options Contracts, Exchange Contracts, When-Issued Securities, Foreign Currency Transactions.
Investment Grade Bond Fund

Debt Securities (Asset-Backed Securities, Bank Loans, Stripped Securities, Mortgage-Backed Securities, Pay-in-Kind Bonds, Inflation-Linked Securities)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

Options, Repurchase Agreements, Foreign Currency Transactions.

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Fund	Securities	Practices
Limited Term Government and Agency Fund

Debt Securities (Adjustable Rate Mortgage Securities, Collateralized Mortgage Obligations, Mortgage Dollar Rolls, Stripped Securities, Pay-in-Kind Bonds, Asset-Backed Securities, Mortgage-Backed Securities, Convertible Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Investment Companies, Preferred Stock)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

When-Issued Securities, Futures Contracts, Options, Illiquid Securities, Swap Contracts, Repurchase Agreements, Foreign Currency Transactions.
Mid Cap Growth Fund	Equity Securities (REITs, Investment Companies) Foreign Securities (Emerging Markets, Currency Transactions)	Initial Public Offerings, 144A Securities, Options, Futures Contracts, Temporary Defensive, Strategies, Securities Lending, Hedging Transactions.
Strategic Income Fund

Debt Securities (Adjustable Rate Mortgage Securities, Asset-Backed Securities, Bank Loans, Collateralized Mortgage Obligations, Step-Coupon Securities, Inflation-Linked Securities, Real Estate Investment Trusts)

Equity Securities (Growth Stocks, Investment Companies, Preferred Stock, Value Stocks, Rule 144A Securities and Section 4(2) Commercial Paper)

Foreign Securities (Depository Receipts, Supranational Entities)

Money Market Instruments

Initial Public Offerings,

Futures Contracts,

When-Issued Securities,

Options,

Swap Contracts,

Illiquid Securities

Short Sales,

Reverse Repurchase Agreements,

Repurchase Agreements,

Foreign Currency Transactions.

Value Fund

Debt Securities (Convertible Securities)

Equity Securities (Growth Stocks, Warrants, Real Estate Investment Trusts, Preferred Stock, Rule 144A Securities and Section 4(2) Commercial Paper, Investment Companies, Value Stocks)

Foreign Securities

Money Market Instruments

Securities Lending, Repurchase Agreements, Foreign Currency Transactions.

TYPES OF SECURITIES

Debt Securities

Each of the Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero-coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage- and other asset-backed securities. Debt securities include a broad array of short-, medium- and long-term obligations issued

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by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer’s obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risks. Debt securities are subject to market risk and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. Generally, the value of debt securities falls when market rates of interest are rising. Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund’s investments in debt securities will cause the Fund’s net asset value (“NAV”) to increase or decrease.

Adjustable Rate Mortgage Security (“ARM”)

An ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest, as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. Since the interest rates are reset only periodically, changes in the interest rate on ARMs may lag behind changes in prevailing market interest rates. In addition, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall. In addition, a Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying ARM to exceed a cap rate for a particular mortgage. See “Mortgage-Related Securities” for more information on the risks involved in ARMs.

Asset-Backed Securities

Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Mortgage-backed securities are one type of asset-backed security. The securitization techniques used to develop mortgage securities are being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a collateralized mortgage obligation structure (described below). Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When

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the obligations are prepaid, a Fund will ordinarily reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at the time. Therefore, a Fund’s ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. In addition, the value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The market for mortgage-backed and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Asset-backed securities involve risks similar to those described in the section “Mortgage-Related Securities.”

Bank Loans

The Core Plus Bond, Global Markets Fund, High Income Fund, International Bond Fund, Investment Grade Bond Fund and Strategic Income Fund may invest in bank loans, which include senior secured and unsecured floating rate loans made by U.S. banks and other financial institutions to corporate customers. Typically, these loans hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. These loans may not be rated investment-grade by the rating agencies. Economic downturns generally lead to higher non-payment and default rates and a senior loan could lose a substantial part of its value prior to a default. However, as compared to junk bonds, senior floating rate loans are typically senior in the capital structure and are often secured by collateral of the borrower. A Fund’s investments in loans are subject to credit risk, and even secured bank loans may not be adequately collateralized. The interest rates on many banks loans reset frequently, and therefore investors are subject to the risk that the return will be less than anticipated when the investment was first made. Most bank loans, like most investment-grade bonds, are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them. A Fund may participate in the primary syndicate for a bank loan or it may also purchase loans from other lenders (sometimes referred to as loan assignments).

A Fund may also acquire a participation interest in another lender’s portion of the senior loan. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participation interests involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the credit risk of the borrower.

Collateralized Mortgage Obligations (“CMOs”)

Some Funds may invest in CMOs. CMOs are securities backed by a portfolio of mortgages or mortgage securities held under indentures. CMOs may be issued either by U.S. government instrumentalities or by non-governmental entities. CMOs are not direct obligations of the U.S. government. The issuer’s obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities. CMOs involve risks similar to those described in the section “Mortgage-Related Securities.”

Convertible Securities

Some Funds may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for

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equity participation. Since convertible securities may be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities are generally subject to the same risks as non-convertible fixed-income securities, but usually provide a lower yield than comparable fixed-income securities. Many convertible securities are relatively illiquid.

Fixed-Income Securities

Fixed-income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed-income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, debentures, notes, bills and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. In addition, the prices of fixed-income securities generally vary inversely with changes in interest rates. Prices of fixed-income securities may also be affected by items related to a particular issue or to the debt markets generally. The NAV of a Fund’s shares will vary as a result of changes in the value of the securities in the Fund’s portfolio.

Investment-Grade Fixed-Income Securities. To be considered investment-grade quality, at least one of the three major rating agencies (Fitch, Moody’s or S&P) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below Investment-Grade Fixed-Income Securities. Below investment-grade fixed-income securities (commonly referred to as “junk bonds”) are rated below investment-grade quality. To be considered below investment-grade quality, none of the three major rating agencies (Fitch’s, Moody’s and S&P) must have rated the security in one of their respective top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

Below investment-grade fixed-income securities are subject to greater credit risk and market risk than higher-quality fixed-income securities. Below investment-grade fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If a Fund invests in below investment-grade fixed-income securities, a Fund’s achievement of its objective may be more dependent on Loomis Sayles’ own credit analysis than is the case with funds that invest in higher-quality fixed-income securities. The market for below investment-grade fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for below investment-grade fixed-income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Below investment-grade fixed-income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services’ descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed-income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

Inflation-Linked and Inflation-Indexed Securities

Some Funds may invest in inflation-linked securities. The principal amount of these securities increases with increases in the price index used as a reference value for the securities. In addition, the amounts payable as coupon interest payments increase when the price index increases because the interest amount is calculated by multiplying the principal amount (as adjusted) by a fixed coupon rate.

Although inflation-linked securities protect their holders from long-term inflationary trends, short-term increases in inflation may result in a decline in value. The values of inflation-linked securities generally fluctuate in response to changes to real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a rate faster than nominal interest rates, real interest rates might decline, leading to an increase in value of the inflation-linked securities. In contrast, if nominal interest rates

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increased at a faster rate than inflation, real interest rate might rise, leading to a decrease in the value of inflation-linked securities. If inflation is lower than expected during a period a Fund holds inflation-linked securities, the Funds may earn less on such securities than on a conventional security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the price index used as a reference for the securities. There can be no assurance that the price index used for an inflation-linked security will accurately measure the real rate of inflation in the prices of goods and services. Inflation-linked and inflation-indexed securities include Treasury Inflation-Protected Securities issued by the U.S. government (see the section “U.S. Government Securities” for additional information), but also may include securities issued by state, local and non-U.S. governments and corporations and supranational entities.

Mortgage Dollar Rolls

Some Funds may enter into mortgage dollar rolls. A dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will designate on its records or segregate with its custodian bank assets determined to be liquid in an amount sufficient to meet its obligations under the transactions. A dollar roll involves potential risks of loss that are different from those related to the securities underlying the transactions. A Fund may be required to purchase securities at a higher price than may otherwise be available on the open market. Since the counterparty in the transaction is required to deliver a similar, but not identical, security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. There is no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage-Related Securities

Some Funds may invest in mortgage-related securities, such as Government National Mortgage Association (“GNMA”) or Federal National Mortgage Association (“FNMA”) certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by a Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of a Fund by increasing the average life of the Fund’s portfolio securities. The value of some mortgage-backed or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Fund’s adviser to forecast interest rates and other economic factors correctly. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain “subprime” or “Alt-A” loans (loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans), but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages. The market for mortgage-related securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further. Securities issued by the GNMA and the FNMA and similar issuers may also be exposed to risks described in the section “U.S. Government Securities.”

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Pay-in-Kind Securities

Some Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on various factors, such as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Rule 144A Securities and Section 4(2) Commercial Paper

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. A Fund may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid unless the adviser has determined, under guidelines established by each Trust’s Board of Trustees, that the particular issue is liquid.

Step-Coupon Securities

Some Funds may invest in step-coupon securities. Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

“Stripped” Securities

Some Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. Stripped mortgage securities may be illiquid. Stripped securities may be considered derivative securities, discussed in the section “Derivative Instruments.”

Structured Notes

Some Funds may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in the value of a commodity (such as gold or oil) or commodity index, a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do

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not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a Fund. For example, they can be used to increase a Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as commodities or stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments a Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country’s stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of a Fund’s portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of a Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the adviser’s forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax-Exempt Securities

The International Bond Fund may invest in tax-exempt securities (“Tax-Exempt Securities”), which term refers to debt securities, the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the respective Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax. Tax-Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax-Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term “Tax-Exempt Securities” if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund’s portfolio manager to be reliable), exempt from U.S. federal income tax.

The ability of a Fund to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Code”), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets be invested in obligations the interest on which is exempt from U.S. federal income tax at the end of each calendar quarter.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for “substantial users” of facilities financed by such obligations or bonds or for “related persons” of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a “substantial user” or a “related person” of a substantial user.

There are variations in the quality of Tax-Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

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The two principal classifications of tax-exempt bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax-Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax-Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody’s and S&P represent their opinions as to the quality of the Tax-Exempt Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax-Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax-Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Tax-Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund’s portfolio, but the Fund’s adviser will consider such an event as part of its normal, ongoing review of all the Fund’s portfolio securities.

Tax-Exempt Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax-Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of a Fund’s Tax-Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the U.S. federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by a Fund and the value of such Fund’s portfolios could be materially affected, in which event such Fund would reevaluate its investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

U.S. Government Securities

The Funds may invest in some or all of the following U.S. government securities:

U.S. Treasury Bills—Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

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U.S. Treasury Notes and Bonds—Direct obligations of the U.S. Treasury issued in maturities that vary between one and 30 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

Treasury Inflation-Protected Securities (“TIPS”) – Fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

“Ginnie Maes”—Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Rural Housing Service or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. It is generally understood that a guarantee by GNMA is backed by the full faith and credit of the United States. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Funds, which reinvest any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

“Fannie Maes”—The FNMA is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers, including state and federally chartered savings and loan associations, mutual funds savings banks, commercial banks, credit unions and mortgage banks. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA.

“Freddie Macs”—The Federal Home Loan Mortgage Corporation (“FHLMC”) is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by

FHLMC that represent an interest in residential mortgages from FHLMC’s National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

Risks. U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in a Fund’s NAV. Because the magnitude of these fluctuations will generally be greater at times when a Fund’s average maturity is longer, under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Securities such as those issued by Fannie Mae and Freddie Mac are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but have not been backed by the full faith and credit of the U.S. government. Instead, they have been supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. An event affecting the guaranteeing entity could adversely affect the payment of principal or interest or both on the security, and therefore, these types of securities should be considered to be riskier than U.S. government securities.

In September 2008, the U.S. Treasury Department placed FNMA and FHLMC into conservatorship. The companies remain in conservatorship, and the effect that this conservatorship will have on the companies’ debt and equity securities is unclear. Although the U.S. government has recently provided financial support to FNMA and FHLMC, there can be no assurance that it will support these or other government-sponsored enterprises in the future. In addition, any such government support may benefit the holders of only certain classes of an issuer’s securities.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than

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nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Fund may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

See the section “Mortgage-Related Securities” for additional information on these securities.

Zero-Coupon Securities

Some Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a “regulated investment company” (a “RIC”) under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because a Fund will not, on a current basis, receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell such securities at such time.

Equity Securities

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and may include common and preferred stocks, securities exercisable for, or convertible into, common or preferred stocks, such as warrants, convertible debt securities and convertible preferred stock, and other equity-like interests in an entity. Equity securities may take the form of stock in a corporation, limited partnership interests, interests in limited liability companies, real estate investment trusts (“REITs”) or other trusts and other similar securities. Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event that an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and other debt securities take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock.

While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. The value of your investment in a fund that invests in equity securities may decrease, potentially by a significant amount. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See the section “Small Capitalization Companies.” A Fund’s investments may include securities traded “over-the-counter” (“OTC”) as well as those traded on a securities exchange. Some securities, particularly OTC securities, may be more difficult to sell under some market conditions.

Growth Stocks and Value Stocks

Some Funds may invest in growth stocks and value stocks. Growth stocks are those stocks of companies that the adviser believes have earnings that will grow faster than the economy as a whole. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the adviser’s assessment of

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the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the adviser has placed on it.

Value stocks are those stocks of companies that are not expected to experience significant earnings growth, but that the adviser believes are undervalued compared to their true worth. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the adviser’s assessment of a company’s prospects is wrong or if other investors do not eventually recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the adviser has placed on it. The Fund generally invests a significant portion of its assets in value stocks.

Many stocks may have both “growth” and “value” characteristics, and for some stocks it may be unclear into which category, if any, they fit.

Investment Companies

Some Funds may invest in other investment companies. Investment companies, including companies such as “iShares,” “SPDRs” and “VIPERs,” are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company’s portfolio. As an investor in another investment company, a Fund will bear its ratable share of the investment company’s expenses, including advisory fees, and the Fund’s shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund’s adviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. In addition, it may be efficient for a Fund to gain exposure to particular market segments by investing in shares of one or more investment companies.

Market Capitalizations

Some Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium-sized companies that are not as established as large capitalization companies, may be more volatile and are subject to many of the same risks as smaller capitalizations companies.

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Small Capitalization Companies – Some Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The NAV of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Preferred Stock

Some Funds may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to

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the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

REITs

Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified and are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than more widely held securities.

A Fund’s investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund’s making distributions that constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. In addition, distributions by a Fund from a REIT will not qualify for the corporate dividends-received deduction or, generally, for treatment as qualified dividend income.

Warrants and Rights

Some Funds may invest in warrants and rights. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are often freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price.

Some Funds may invest in low exercise price call warrants, which are equity call warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue. Low exercise price call warrants are typically used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set such that the value of the warrants will be identical to the price of the underlying stock. The value of the warrants is correlated with the value of the underlying stock price and therefore, the risk and return profile of the warrants is similar to owning the underlying securities. In addition, the owner of the warrant is subject to the risk that the issuer of the warrant (i.e., the counterparty) will default on its obligations under the warrant. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will generally be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into shares of the underlying stock. Low exercise price call warrants are typically sold in private placement transactions, may be illiquid and may be classified as derivative instruments.

Foreign Securities

Some Funds may invest in foreign securities. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable

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securities of U.S. issuers. The non-U.S. securities in which a Fund may invest, all or a portion of which may be non-U.S. dollar-denominated, may include, among other investments: (a) debt obligations issued or guaranteed by non-U.S. national, provincial, state, municipal or other governments or by their agencies or instrumentalities, including “Brady Bonds”; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers; and (e) non-U.S. dollar-denominated securities of U.S. corporate issuers. In addition to the risks associated with investing in securities generally, such investments present additional risks not typically associated with investments in comparable securities of U.S. issuers. For the Loomis Sayles International Bond Fund, “issuers located outside the U.S.” include non-U.S. national, provincial, state, municipal or other governments or their agencies or instrumentalities, supranational entities and those issuers (a) organized under the laws of, (b) whose securities have their principal trading markets in, (c) deriving at least 50% of their revenues or profits from goods sold, investments made or services performed in, or (d) having at least 50% of their assets located in countries other than the United States.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer’s obligations.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution.

Although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars and the time such expenses or obligations are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

In addition, because the Funds may invest in foreign securities traded primarily on markets that close prior to the time each Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than a fund investing in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares by virtue of their transaction, if those prices reflect the fair value of the foreign securities. Although each Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage. For more information on how the Fund uses fair value pricing, see the section “Net Asset Value.”

Investments in emerging markets may be subject to the risks discussed herein to a greater extent than those in more developed markets. See the section “Emerging Markets.”

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Depositary Receipts

Some Funds may invest in foreign equity securities by purchasing “depositary receipts.” Depositary receipts are instruments issued by banks that represent an interest in equity securities held by arrangement with the bank. Depositary receipts can be either “sponsored” or “unsponsored.” Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and the price may be more volatile than sponsored depositary receipts. American Depositary Receipts (“ADRs”) are depositary receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) are depositary receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency risk.

The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Because the Funds may invest in ADRs, changes in foreign economies and political climates are more likely to affect the Funds than a mutual fund that invests exclusively in U.S. companies. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If a Fund’s portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

Emerging Markets

Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, very limited numbers of potential buyers for such securities, less developed custodial and deposit systems and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, a Fund’s adviser may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce a Fund’s net income available for distribution to shareholders.

Supranational Entities

Some Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (also known as the World Bank) and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described in the section “Foreign Currency Transactions.”

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Foreign Currency Transactions

Some Funds may engage in foreign currency transactions. Many foreign securities in a Fund’s portfolio will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a Fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a Fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable.

To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate or may enter into futures contracts on an exchange. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date (“forward contracts”). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund either designated on the Fund’s records or held in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund’s liquid holdings that settle in the relevant currency and the Fund’s outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. Forward contracts are subject to many of the same risks as derivatives described in the section “Derivative Instruments.” Forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. In addition, the effect of changes in the dollar value of a foreign currency on the dollar value of a Fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. A Fund may incur costs in connection with conversions between various currencies, and the Fund will be subject to increased illiquidity and counterparty risk because forward contracts are not traded on an exchange and often are not standardized. A Fund may also be required to liquidate portfolio assets or may incur increased currency conversion costs to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

In addition, some Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. A Fund may use options on foreign currencies to hedge against adverse changes in foreign currency conversion rates. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, a Fund may buy put on the foreign currency. If the value of the currency declines, a Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, a Fund could sustain losses or lesser gains on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

A Fund may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the decline expected by a Fund occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the

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manner projected by the Fund, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

A Fund’s use of currency transactions may be limited by tax considerations. The adviser may decide not to engage in currency transactions, and there is no assurance that any currency strategy used by a Fund will succeed. In addition, suitable currency transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when they would be beneficial. The foreign currency transactions in which a Fund may engage involve risks similar to those described in the section “Derivative Instruments.”

Transactions in non-U.S. currencies are also subject to many of the risks of investing in non-U.S. securities described in the section “Foreign Securities.”

Money Market Instruments

Each Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, each Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes. However, even though money market instruments are generally considered to be high-quality and a low-risk investment, recently a number of issuers of money market and money market-type instruments have experienced financial difficulties, leading in some cases to rating downgrades and decreases in the value of their securities.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply. In addition, recently, many money market instruments previously thought to be highly liquid have become illiquid. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.

TYPES OF PRACTICES

Derivative Instruments

Some Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. For additional information about the use of derivatives in connection with foreign currency transactions, see the section “Foreign Currency Transactions.” The adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The adviser will “cover” its obligations under its derivative contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions. Examples of derivative instruments that a Fund may use include (but are not limited to) options and warrants, futures contracts, options on futures contracts, zero-strike warrants and options, swap agreements and debt-linked and equity-linked securities.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, difficulties in valuation, leverage risk and the risk that the use of derivatives could result in significantly greater losses or lower income or gains than if they had not been used. See the subsection “Certain Additional Risks of Derivative Instruments.” Recently, several broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in the bankruptcy of the institution. Although a Fund’s adviser monitors the creditworthiness of the Fund’s counterparties, there can be no assurance that the Fund’s counterparties will not

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experience similar difficulties, possibly resulting in losses to the Fund. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Code. When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Several types of derivative instruments in which a Fund may invest are described in more detail below. However, the Funds are not limited to investments in these instruments.

Futures Contracts

Futures transactions involve a Fund’s buying or selling futures contracts. A futures contract is an agreement between two parties to buy and sell a particular security, commodity, currency or other asset, or group or index of securities, commodities, currencies or other assets, for a specified price on a specified future date. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash (depending on whether the contract calls for physical delivery or cash settlement) at the time and in the amount specified in the contract. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, S&P 500 Index futures trade in contracts equal to $250 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or liquid securities equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as “variation margin.” If a Fund has a long position in a futures contract it will designate on the Fund’s records or establish a segregated account with the Fund’s custodian liquid assets eligible for purchase by the Fund equal to its daily marked to market net obligation under the contract (less any margin on deposit). For short positions in futures contracts, a Fund will designate on the Fund’s records or establish a segregated account with the custodian with liquid assets eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal its daily marked to market net obligation under the futures contracts. Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Options and Warrants

Options transactions may involve a Fund’s buying or writing (selling) options on securities, futures contracts, securities indices (including futures on securities indices) or currencies. A Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that it owns or intends to acquire. Options can generally be classified as either “call” or “put” options. There are two parties to a typical options transaction: the “writer” and the “buyer.” A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. An “American-style” option allows exercise of the option at any time during the term of the option. A “European-style” option allows an option to be exercised only at a specific time or times, such as the end of its term. Options may be traded on or off an established securities or options exchange.

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If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option. Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter), the value of an options contract may change as a result of the lapse of time even though the value of the futures contract or security underlying the option (and of the security or other asset deliverable under the futures contract) has not changed.

Options on Indices

Some Funds may invest in options on indices. Put and call options on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash equal to the difference between the exercise price of the option and the value of the index, times a multiplier, similar to that described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Exchange-Traded and Over-the-Counter Options

Some Funds may purchase or write both exchange-traded and OTC options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to affect a closing transaction with respect to a particular option, with the result that a Fund would have to exercise the option in order to consummate the transaction. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

An OTC option (an option not traded on an established exchange) may be closed out only by agreement with the other party to the original option transaction. With OTC options, a Fund is at risk that the other party to the transaction will default on its obligations or will not permit the Fund to terminate the transaction before its scheduled maturity. While a Fund will seek to enter into OTC options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to its expiration. OTC options are not

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subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

Index Warrants

Some Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is more than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. A Fund will normally use index warrants in a manner similar to its use of options on securities indices.

Forward Contracts

Some Funds may invest in forward contracts. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency or other asset at a future date at a specified price. For example, forward contracts may be used when the adviser anticipates that particular foreign currencies will appreciate or depreciate in value or to take advantage of the expected relationships between various currencies, regardless of whether securities denominated in such currencies are held in a Fund’s investment portfolio. Forward contracts may also be used by a Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Fund anticipates purchasing or selling a foreign security. This technique would allow a Fund to “lock in” the U.S. dollar price of the investment. Forward contracts also may be used to attempt to protect the value of a Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between a Fund’s foreign securities holdings and the forward contracts entered into with respect to such holdings. The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. The adviser will “cover” its obligations under forward contracts by segregating or otherwise designating liquid assets against the value of its net obligations under these positions (less any margin on deposit with the applicable broker) or by entering into offsetting positions.

Swap Transactions

Some Funds may enter into a variety of swap agreements, including, but not limited to, interest rate, index, commodity, equity-linked, credit default, credit-linked and currency exchange swaps. Depending on the structure of the swap agreement, a Fund may enter into swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, to gain exposure to one or more securities, currencies, commodities or interest rates, to protect against or attempt to take advantage of currency fluctuations, to protect against any increase in the price of securities that a Fund anticipates purchasing at a later date, to efficiently gain exposure to certain markets to add economic leverage to the Fund’s portfolio or to shift the Fund’s investment exposure from one type of investment to another.

Swap agreements are unregulated, individually negotiated contracts between two parties who agree to exchange for a specified period of time two streams of payments that would be earned or realized on particular notional investments or instruments. In a typical interest rate swap, for example, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same amount, for the term of the swap agreement. The “notional principal amount” of a swap transaction is the agreed-upon basis for calculating the payments that the parties agree to exchange, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity or in a “basket” of securities. Under most swap agreements, payments by the parties will be

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exchanged on a “net basis,” and a party will receive or pay, as the case may be, only the net amount of the two payments. A Fund will designate or segregate liquid assets in an amount sufficient to cover its current net obligations under swap agreements.

Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not subject to any fixed limit. A Fund’s successful use of swap agreements will depend on the adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Even though swap markets in which swap transactions are traded have grown significantly in recent years, swap agreements are typically not traded on exchanges and are subject to liquidity risk. As a result, a Fund bears the risk of loss of the amount expected to be received pursuant to a swap agreement in the event of the default or bankruptcy of the counterparty, and the value of a swap agreement in general depends on the creditworthiness of the counterparty. A Fund may also suffer losses if it is unable to terminate (or terminate at the time and price desired) outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions.

Credit Default Swaps

Some Funds may enter into credit default swap agreements, which may have as reference obligations one or more debt securities or an index of such securities. In a credit default swap, one party (the “protection buyer”) is obligated to pay the other party (the “protection seller”) a stream of payments over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. If a credit event occurs, the protection seller must generally pay the protection buyer the “par value” (the agreed-upon notional value) of the referenced debt obligation in exchange for an equal face amount of deliverable reference obligations or a specified amount of cash, depending upon the terms of the swap.

A Fund may be either the protection buyer or protection seller in a credit default swap. If a Fund is a protection buyer, such Fund would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit event were to occur. However, if a credit event occurs, a Fund that is a protection buyer has the right to deliver the referenced debt obligations or a specified amount of cash, depending upon the terms of the swap and receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, a Fund would receive fixed payments throughout the term of the contract if no credit event occurs. If a credit event occurs, however, the value of the obligation received by a Fund (e.g., bonds which defaulted), plus the periodic payments previously received, may be less than the par value of the obligation, or cash received, resulting in a loss to the protection seller. Furthermore, a Fund that is a protection seller would effectively add leverage to its portfolio because such Fund will have investment exposure to the notional amount of the swap.

Credit default swap agreements are subject to greater risk than a direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations or a specified amount of cash, depending upon the terms of the swap, under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.

The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. There is no readily available market for trading credit default swaps. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses.

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Investment Pools of Swap Contracts

Some Funds may invest in publicly or privately issued interests in investment pools whose underlying assets are credit default, credit-linked, interest rate, currency exchange, equity-linked or other types of swap contracts and related underlying securities or securities loan agreements. The pools’ investment results may be designed to correspond generally to the performance of a specified securities index or “basket” of securities, or sometimes a single security. These types of pools are often used to gain exposure to multiple securities with less of an investment than would be required to invest directly in the individual securities. They may also be used to gain exposure to foreign securities markets without investing in the foreign securities themselves and/or the relevant foreign market. To the extent that a Fund invests in pools of swap contracts and related underlying securities whose performance corresponds to the performance of a foreign securities index or one or more of foreign securities, investing in such pools will involve risks similar to the risks of investing in foreign securities. In addition to the risks associated with investing in swaps generally, an investing Fund bears the risks and costs generally associated with investing in pooled investment vehicles, such as paying the fees and expenses of the pool and the risk that the pool or the operator of the pool may default on its obligations to the holder of interests in the pool, such as a Fund. Interests in privately offered investment pools of swap contracts may be considered illiquid and, except to the extent that such interests are issued under Rule 144A and deemed liquid, subject to a Fund’s restriction on investments in illiquid securities.

Certain Additional Risks of Derivative Instruments

The use of derivative instruments, including the futures contracts, options and warrants, forward currency contracts and swap transactions described above, involves risks in addition to those described above or in the Prospectuses. One risk arises because of the imperfect correlation between movements in the price of derivatives contracts and movements in the price of the securities, indices or other assets serving as reference instruments for the derivative. A Fund’s derivative strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that a Fund will be able to effect such compensation. For example, the correlation between the price movement of the derivatives contract and the hedged security may be distorted due to differences in the nature of the relevant markets. If the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or a gain on the derivative that is not completely offset by movements in the price of the hedged securities. For example, in an attempt to compensate for imperfect price movement correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. With respect to certain derivative transactions (e.g. short positions in which a Fund does not hold the instrument to which the short position relates), the potential risk of loss to a Fund is theoretically unlimited.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for stock index futures may not correspond perfectly to hours of trading on the exchange to which a particular stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation in derivative transactions also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market

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enhances its liquidity. Nonetheless, the presence of speculators may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

Income earned by a Fund from its options activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund’s portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

The value of a Fund’s derivative instruments may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities or derivatives held in the Fund’s portfolio. All transactions in derivatives involve the possible risk of loss to a Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of a Fund’s investment. For example, when a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies or futures contracts, its potential loss is unlimited. A Fund will be required, however, to segregate or designate on its records liquid assets in amounts sufficient at all times to satisfy its net obligations under options and futures contracts.

The risks of a Fund’s use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although a Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

The successful use of derivatives will usually depend on the adviser’s ability to forecast securities market, currency or other financial market movements correctly. For example, a Fund’s ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of certain other derivatives also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time.

The derivatives markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in derivatives markets outside of the United States are subject to many of the same risks as other foreign investments.

Risk of Potential Government Regulation of Derivatives

It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment goals. For example, some legislative and

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regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would, upon implementation, impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and could require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Other Derivatives; Future Developments

The above discussion relates to the Funds’ proposed use of certain types of derivatives currently available. However, the Funds are not limited to the transactions described above. In addition, the relevant markets and related regulations are constantly changing and, in the future, the Funds may use derivatives not currently available or widely in use.

The Funds are operated by a person who has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Repurchase agreements are economically similar to collateralized loans by a Fund. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at what is considered to be comparatively low market risk. The Fund may invest in a repurchase agreement that does not produce a positive return to the Fund if the adviser believes it is appropriate to do so under the circumstances (for example, to help protect the Fund’s uninvested cash against the risk of loss during periods of market turmoil). While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement, for example, against a counterparty undergoing financial distress.

Reverse Repurchase Agreements

Some Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund’s records at the trade date and maintained until the transaction is settled. Reverse repurchase agreements are economically similar to secured borrowings by the Funds.

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•

Dollar Rolls—Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage-related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-Issued Securities

“When-issued” securities are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund’s investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. When-issued securities may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. A Fund will either designate on its records or cause its custodian to establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Illiquid Securities

Some Funds may purchase illiquid securities. Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Securities will generally be considered “illiquid” if such securities cannot be disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time or at the price at which the Fund values the security. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Some Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act. Some Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless the adviser has determined, under guidelines established by each Trust’s Board of Trustees, that the particular issue is liquid.

Initial Public Offerings

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public in the primary market, typically to raise additional capital. A Fund may purchase a “hot” IPO (also known as a “hot issue”), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. A Fund’s investment in IPO securities may have a significant impact on the Fund’s performance and may result in significant capital gains.

Private Placements

Some Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its adviser believes that it is advisable to do so, or may be able to sell the securities only at prices lower than if the

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securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund’s NAV.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often “restricted securities,” which are securities that cannot be sold to the public without registration under the Securities Act, the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act) or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell the illiquid securities promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations are typically less readily available for these securities. The judgment of a Fund’s adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally, restricted securities may be sold only to qualified institutional buyers in a privately negotiated transaction to a limited number of purchasers in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public. As such, a Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations

Some Funds may participate in privatizations. In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as “privatizations” and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Short Sales

Some Funds may sell securities short “against the box,” that is, they: (1) enter into short sales of securities that they currently own or have the right to acquire through the conversion or exchange of other securities that they own without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Funds’ short positions remain open.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold, and does not receive immediately the proceeds from, the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must designate on its records or deposit and continuously maintain in a separate account with the Fund’s custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may also close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any

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unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

Risks. Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund’s assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales.

Securities Lending

The Funds may lend from their total assets in the form of their portfolio securities to brokers, dealers or other financial institutions under contracts calling for the deposit by the borrower with the Funds’ custodian of collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. Under some securities lending arrangements a Fund may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser) affecting the investment occurs, such loans will be called, if possible, so that the securities may be voted by the Fund. The Funds pay various fees in connection with such loans, including fees to the party arranging the loans.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Funds if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Funds are delayed in or prevented from recovering the collateral.

Short-Term Trading

The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in each Fund’s portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit the adviser’s investment discretion in managing a Fund’s assets. Each Fund anticipates that its portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

TEMPORARY DEFENSIVE POSITIONS

Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders’ capital, Loomis Sayles may employ a temporary defensive strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of its assets in cash, high-quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ temporary defensive strategies. The use of temporary defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market or other short-term high-quality debt instruments.

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PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year, in each case excluding securities having maturity dates at acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, thereby decreasing the Fund’s total return. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods. Each Fund anticipates that its portfolio turnover rate will vary from time to time depending on the volatility of economic and market conditions.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when each Fund’s adviser believes that portfolio changes are appropriate.

PORTFOLIO HOLDINGS INFORMATION

Each Trust’s Board of Trustees has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board of Trustees. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at ga.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days. A list of the Funds’ top 10 holdings will generally be available on a monthly basis within 7 business days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.

The Board of Trustees has approved exceptions to the general policy on the sharing of portfolio holdings information as in the best interests of the Funds:

(1)	Disclosure of portfolio holdings posted on the Funds’ website provided that the information is shared no sooner than the next day following the day on which the information is posted;

(2)	Disclosure to firms offering industry-wide services, provided that the firm has agreed in writing to maintain the confidentiality of the Funds’ portfolio holdings. Entities that receive information pursuant to this exception include Lipper (monthly disclosure of full portfolio holdings, provided 6 days after month-end) and FactSet (daily disclosure of full portfolio holdings, provided the next business day);

(3)	Disclosure of SG Constellation, as part of the Class B Share Financing Program and subject to an agreement to protect the confidentiality and limit the use of the information except for the purposes provided (full portfolio holdings provided weekly for Funds with Class B shares);

(4)	Disclosure (subject to a written confidentiality provision) to Broadridge Financial Solutions, Inc. as part of the proxy voting recordkeeping services provided to the Funds, and to RiskMetrics Group and Glass Lewis & Co., LLC as part of the proxy voting administration and research services, respectively, provided to the Fund’s adviser (votable portfolio holdings of issuers as of record date for shareholder meetings);

(5)	Disclosure to employees of the Funds’ advisers, principal underwriter, administrator, custodian, financial printer, fund accounting agent and independent registered public accounting firm, Fund counsel and Independent Trustees’ counsel as well as to broker-dealers executing portfolio transactions for the Funds, provided that such disclosure is made for bona fide business purposes;

(6)	Disclosure to Natixis Global Asset Management, L.P. (“Natixis US”), in its capacity as the seed capital investor for Funds, in order to satisfy certain reporting obligations to its parent company

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and for its own risk management purposes; provided that Natixis US agrees to maintain its seed capital in the Fund for a set period and does not effect a redemption of Fund shares while in possession of information that is not publicly available to other investors in the Fund. Natixis US and its parent utilize a third-party service provider, Aptimum Formation Développement (“Aptimum”), to assist with its analysis of risk. Any sharing of holdings information with Aptimum is subject to a confidentiality agreement; and

(7)	Other disclosures made for non-investment purposes, but only if approved in writing in advance by an officer of the Funds. Such exceptions will be reported to the Board of Trustees.

With respect to items (2) through (6) above, disclosure is made pursuant to procedures that have been approved by the Board of Trustees, and may be made by employees of each Fund’s adviser, administrator or custodian. With respect to (7) above, approval will be granted only when the officer determines that the Funds have a legitimate business reason for sharing the portfolio holdings information and the recipients are subject to a duty of confidentiality, including a duty not to trade on the information. As of the date of this Statement, the only entities that receive information pursuant to this exception are GCom2 (quarterly, or more frequently as needed, disclosure of full portfolio holdings) for the purpose of performing certain functions related to the production of the Funds’ semiannual financial statements, quarterly Form N-Q filing and other related items; Electra Information Systems, Inc. (daily disclosure of full portfolio holdings) for the purpose of performing certain electronic reconciliations of portfolio holdings of the Funds; Bloomberg (daily disclosure of full portfolio holdings, provided next business day) for the purpose of performing attribution analysis; Barclays Capital (periodic disclosure of full portfolio holdings) for the purpose of performing analytics and scenario analysis; Yield Book (periodic disclosure of full portfolio holdings) for the purpose of performing certain portfolio analytics for the adviser; Ernst & Young LLP (annually, or more frequently as needed, disclosure of foreign equity securities) for the purpose of performing certain functions related to the production of the Funds’ U.S. federal income and excise tax returns; chartered accountants in India (daily disclosure of securities trades of India-based issuers, provided the next business day) for the purpose of performing certain duties for compliance with the India Income-Tax Act with respect to the Loomis Sayles Global Markets Fund; and tax agents in Taiwan (daily disclosure of securities trades of Taiwan based issuers, provided the next business day) for the purpose of performing certain duties for compliance with Taiwan’s tax laws with respect to the Loomis Sayles Global Markets Fund. Although each Trust may enter into written confidentiality agreements, in other circumstances, such as those described in (5) above, the obligation to keep information confidential may be based on common law, professional or statutory duties of confidentiality. Common law, professional or statutory duties of confidentiality, including the duty not to trade on the information, may not be as clearly delineated and may be more difficult to enforce than contractual duties. The Funds’ officers determine on a case by case basis whether it is appropriate for the Funds to rely on such common law, professional or statutory duties. The Board of Trustees exercises oversight of the disclosure of portfolio holdings by, among other things, receiving and reviewing reports from each Fund’s chief compliance officer regarding any material issues concerning the Fund’s disclosure of portfolio holdings or from officers of the Fund in connection with proposed new exceptions or new disclosures pursuant to item (7) above. Notwithstanding the above, there is no assurance that the Funds’ policies on the sharing of portfolio holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of that information.

Other registered investment companies that are advised or sub-advised by a Fund’s adviser may be subject to different portfolio holdings disclosure policies, and neither the adviser nor the Board of Trustees of each Trust exercises control over such policies or disclosure. In addition, separate account clients of the adviser have access to their portfolio holdings and are not subject to each Fund’s portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the adviser and some of the separate accounts managed by the adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings as certain Funds.

In addition, any disclosures of portfolio holdings information by a Fund or its adviser must be consistent with the anti-fraud provisions of the federal securities laws, the Fund’s and the adviser’s fiduciary duty to shareholders, and the Fund’s code of ethics. Each Fund’s policies expressly prohibit the sharing of portfolio holdings information if the Fund, its adviser, or any other affiliated party receives compensation or other consideration in connection with such arrangement. The term “consideration” includes any agreement to maintain assets in a Fund or in other funds or accounts managed by the Fund’s adviser or by any affiliated person of the adviser.

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MANAGEMENT OF THE TRUSTS

Each Trust is governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review the Funds’ performance.

Trustees and Officers

The table below provides certain information regarding the trustees and officers of Natixis Funds Trust I and Loomis Sayles Funds II. For the purposes of this table and for purposes of this Statement, the term “Independent Trustee” means those trustees who are not “interested persons,” as defined in the 1940 Act, of the relevant Trust. In certain circumstances, trustees are also required to have no direct or indirect financial interest in the approval of a matter being voted on in order to be considered “independent” for the purposes of the requisite approval. For the purposes of this Statement, the term “Interested Trustee” means those trustees who are “interested persons”, as defined in the 1940 Act, of the relevant Trust.

The following table provides information about the members of the Board of Trustees of the Trusts, including information about their principal occupations during the past five years, information about other directorships held at public companies, and a summary of the experience, qualifications, attributes or skills that led to the conclusion that the trustee should serve as such. Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee From 1984 to 1993 and since 1995 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	45 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review	Formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)	45 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
and Governance Committee Member

Edward A. Benjamin (1938)	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chairman of the Contract Review and Governance Committee	Retired	45 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 1996 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	45 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 for Natixis Funds Trust I and Loomis Sayles Funds II Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	45 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

Wendell J. Knox (1948)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	45 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Sandra O. Moose (1942)

Chairperson of the Board of Trustees since November 2005

Trustee since 1982 for Natixis Funds Trust I (including its predecessors); since 2003 for Loomis Sayles Funds II

Ex officio member of the Audit Committee and Contract Review and Governance Committee

		President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	45 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	45 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 for Natixis Funds Trust I and Loomis Sayles Funds II Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	45 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Cynthia L. Walker (1956)	Trustee Since 2005 for Natixis Funds Trust I and Loomis Sayles Funds II Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	45 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003 for Natixis Funds Trust I; since 2002 for Loomis Sayles Funds II Chief Executive Officer of Loomis Sayles Funds II since 2002	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	45 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[1], 3 (1965)	Trustee Since 2011 for Natixis Funds Trust I and Loomis Sayles Funds II President and Chief Executive Officer of Natixis Funds Trust I and President of Loomis Sayles Funds II	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	45 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
John T. Hailer[4] (1960)	Trustee Since 2000 for Natixis Funds Trust I; since 2003 for Loomis Sayles Funds II	President and Chief Executive Officer-U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	45 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two year term as the Chairperson of the Board of Trustees on November 20, 2009.
**	The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).
[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.
[2]

Mr. Blanding is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: Chief Executive Officer of Natixis Funds Trust I and President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P

[4]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

OFFICERS OF THE TRUST
Name and Year of Birth	Position(s) Held With the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

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Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer, since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
**	Each person listed above, except as noted, holds the same position(s) with the Natixis Funds Trusts, Loomis Sayles Funds Trust and Hansberger International Series. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Hansberger International Series. Previous positions during the past five years with the Distributor, Natixis Advisors or Loomis Sayles are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

Qualifications of Trustees

The preceding tables provide an overview of the considerations that led the Board to conclude that each individual serving as a trustee of the Trusts should so serve. The current members of the Board have joined the Board at different points in time. Generally, no one factor was determinative in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the individual as a director or senior officer of other public companies; (iii) the individual’s educational background; (iv) the individual’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the individual, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the individual’s perceived ability to contribute to the ongoing functions of the Board, including the individual’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the individual’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Board determined to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Each trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the tables above.

Leadership and Structure of the Board

The Board of Trustees is led by the Chairperson of the Board, who is an Independent Trustee. The Board of Trustees currently consists of thirteen trustees, ten of whom are Independent Trustees. The trustees have delegated significant oversight authority to the two standing committees of each Trust, the Audit Committee and Contract Review and Governance Committee, both of which consist solely of Independent Trustees. These committees meet separately and at times jointly, with the joint meetings intended to educate and involve all Independent Trustees in significant committee-level topics. As well as handling matters directly, the committees raise matters to the Board of Trustees for consideration. In addition to the oversight performed by the committees and the Board of Trustees, the Chairperson of the Board and the chairpersons of each committee interact frequently with management regarding topics to be considered at Board and committee meetings as well as items arising between meetings. At least once a year the Board of Trustees reviews its governance structure. The Board of Trustees believes its leadership structure is appropriate and effective in that it allows for oversight at the committee or board level, as the case may be, while facilitating communications among the trustees and between the Board and Fund management.

The Contract Review and Governance Committee of each Trust considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between a Fund’s adviser and each Trust, and governance matters relating to each Trust. During the fiscal year ended September 30, 2010, this committee

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held five meetings. The Contract Review and Governance Committee also makes nominations for Independent Trustee membership on the Board of Trustees when necessary and considers recommendations from shareholders of the Funds that are submitted in accordance with the procedures by which shareholders may communicate with the Board of Trustees. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Trustees, c/o Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, 12th Floor, Boston, MA 02116. This written communication must (i) be signed by the shareholder, (ii) include the name and address of the shareholder, (iii) identify the Fund(s) to which the communication relates, and (iv) identify the account number, class and number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must be received in a timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). A recommendation for trustee nomination shall be kept on file and considered by the Board for six (6) months from the date of receipt, after which the recommendation shall be considered stale and discarded. The recommendation must contain sufficient background information concerning the trustee candidate to enable a proper judgment to be made as to the candidate’s qualifications.

The Contract Review and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended for nomination as an Independent Trustee. When identifying an individual to potentially fill a vacancy on the Funds’ Board, the Contract Review and Governance Committee may seek referrals from a variety of sources, including current trustees, management of the Trust, Fund counsel, and counsel to the trustees, as well as shareholders of a Fund in accordance with the procedures described above. In evaluating candidates for a position on the Board, the Contract Review and Governance Committee may consider a variety of factors, including (i) the nominee’s knowledge of the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of a financial services company or a public company; (iii) the nominee’s educational background; (iv) the nominee’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the nominee’s perceived ability to contribute to the ongoing functions of the Board, including the nominee’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee’s ability to qualify as an Independent Trustee for purposes of applicable regulations; and (viii) such other factors as the Committee may request in light of the existing composition of the Board and any anticipated vacancies or other transitions.

The Audit Committee of the Trusts consists solely of Independent Trustees and considers matters relating to the scope and results of the Trusts’ audits and serves as a forum in which the independent registered public accounting firm can raise any issues or problems identified in an audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC regulations as well as operational issues relating to the transfer agent, administrator, sub-administrator and custodian. In addition, the Audit Committee implements procedures for receipt, retention and treatment of complaints received by a Fund regarding its accounting, internal accounting controls and the confidential, anonymous submission by officers of a Fund or employees of certain service providers of concerns related to such matters. During the fiscal year ended September 30, 2010, this Committee held four meetings.

The current membership of each committee is as follows:

Audit Committee	Contract Review and Governance Committee
Kenneth A. Drucker – Chairman	Edward A. Benjamin – Chairman
Wendell J. Knox	Graham T. Allison, Jr.
Cynthia L. Walker	Charles D. Baker
Daniel M. Cain
Erik R. Sirri
Peter J. Smail

As chairperson of the Board of Trustees, Ms. Moose is an ex officio member of both Committees.

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Board’s Role in Risk Oversight of the Funds

The Board’s role is one of oversight of the practices and processes of the Funds and their service providers, rather than active management of the Trusts, including in matters relating to risk management. The Board seeks to understand the key risks facing the Funds, including those involving conflicts of interest; how Fund management identifies and monitors these risks on an ongoing basis; how Fund management develops and implements controls to mitigate these risks; and how Fund management tests the effectiveness of those controls. The Board cannot foresee, know, or guard against all risks, nor are the trustees guarantors against risk.

Periodically, Fund officers provide the full Board with an overview of the enterprise risk assessment program in place at Natixis Advisors and the Distributor, which serve as the administrator of and principal underwriter to the Funds, respectively. Fund officers on a quarterly and annual basis also provide the Board (or one of its standing committees) with written and oral reports on regulatory and compliance matters, operational and service provider matters, organizational developments, product proposals, Fund and internal audit results, and insurance and fidelity bond coverage, along with a discussion of the risks and controls associated with these matters, and periodically make presentations to management on risk issues and industry best practices. Fund service providers, including advisers, sub-advisers, transfer agents and the custodian, periodically provide Fund management and/or the Board with information about their risk assessment programs and/or the risks arising out of their activities. The scope and frequency of these reports vary. Fund officers also communicate with the trustees between meetings regarding material exceptions and other items germane to the Board’s risk oversight function.

Pursuant to Rule 38a-1 under the 1940 Act, the Board has appointed a Chief Compliance Officer (“CCO”) who is responsible for administering the Funds’ compliance program, including monitoring and enforcing compliance by the Funds and their service providers with the federal securities laws. The CCO has an active role in daily Fund operations and maintains a working relationship with all relevant advisory, compliance, operations and administration personnel for the Funds’ service providers. On at least a quarterly basis, the CCO reports to the Independent Trustees on significant compliance program developments, including material compliance matters, and on an annual basis, the CCO provides the full Board with a written report that summarizes his review and assessment of the adequacy of the compliance programs of the Funds and their service providers. The CCO also periodically communicates with the Audit Committee members between its scheduled meetings.

Fund Securities Owned by the Trustees

As of December 31, 2010, the trustees had the following ownership in the Funds and in all funds in the Fund Complex:

Independent Trustees

Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker****	Edward A. Benjamin	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox**/***	Sandra O. Moose**	Erik R. Sirri***	Peter J. Smail**/***	Cynthia L. Walker
Core Plus Bond Fund	A	A	A	A	A	A	A	A	A	A
Disciplined Equity Fund	A	A	A	A	A	A	A	A	A	A
Global Markets Fund	E	A	E	E	A	D	A	A	A	A
Growth Fund	A	A	A	A	A	A	A	A	A	E
High Income Fund	A	A	A	A	A	A	A	A	A	A
International Bond Fund	A	A	A	A	A	A	A	A	A	A
Investment Grade Bond Fund	A	A	A	A	A	A	A	A	A	A

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Dollar Range of Fund Shares*	Graham T. Allison, Jr.**	Charles D. Baker****	Edward A. Benjamin	Daniel M. Cain**	Kenneth A. Drucker	Wendell J. Knox**/ ***	Sandra O. Moose**	Erik R. Sirri***	Peter J. Smail**/***	Cynthia L. Walker
Limited Term Government and Agency Fund	A	A	A	A	A	A	A	A	A	A
Mid Cap Growth Fund	A	A	A	A	C	A	A	A	A	A
Strategic Income Fund	A	D	A	A	A	A	A	A	E	E
Value Fund	A	A	A	A	A	A	A	A	A	E
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E	E	E	E	E	E	E	E

*	A. None

B. $1 - 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

**	Amounts include economic value of notional investments held through the deferred compensation plan.
***	Mr. Sirri and Mr. Smail were appointed trustees effective December 1, 2009.
****	Mr. Baker was appointed trustee effective January 1, 2011.

Interested Trustees

Dollar Range of Fund Shares*	Robert J. Blanding	David L. Giunta**	John T. Hailer
Core Plus Bond Fund	A	A	A
Disciplined Equity Fund	A	A	A
Global Markets Fund	A	A	A
Growth Fund	E	A	A
High Income Fund	A	A	A
International Bond Fund	A	A	A
Investment Grade Bond Fund	A	A	A
Limited Term Government and Agency Fund	A	A	A
Mid Cap Growth Fund	E	A	A
Strategic Income Fund	E	A	D
Value Fund	E	A	A
Aggregate Dollar Range of Fund Shares in Fund Complex Overseen by Trustee	E	E	E

*	A. None

B. $1 – 10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. over $100,000

**	Mr. Guinta was appointed as trustee effective January 1, 2011.

Trustee Fees

The Trusts pay no compensation to their officers or to their Interested Trustees.

The Chairperson of the Boards receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she

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attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each committee meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments (Messrs. Benjamin, Cain and Drucker) is not a standing committee. These fees are allocated among the mutual fund portfolios in the Natixis Funds trusts, Loomis Sayles Funds trusts, Hansberger International Series and Gateway Trust based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

During the fiscal year ended September 30, 2010, the trustees of the Trusts received the amounts set forth in the following table for serving as trustees of the Trusts and for also serving as trustees of Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Hansberger International Series and Gateway Trust. The table also sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits:

Compensation Table

For the Fiscal Year Ended September 30, 2010

	Aggregate Compensation from Natixis Funds Trust I*	Aggregate Compensation from Loomis Sayles Funds II*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex**
INDEPENDENT TRUSTEES
Graham T. Allison, Jr.	$15,870	$51,251	$0	$0	$145,250
Charles D. Baker****	$1,603	$7,163	$0	$0	$19,075
Edward A. Benjamin	$18,699	$65,217	$0	$0	$181,500
Daniel M. Cain	$17,281	$64,217	$0	$0	$176,250
Kenneth A. Drucker	$15,941	$59,196	$0	$0	$162,500
Wendell J. Knox	$16,920	$55,945	$0	$0	$157,750
Sandra O. Moose	$9,519	$101,500	$0	$0	$237,500
Erik R. Sirri***	$14,968	$47,221	$0	$0	$134,521
Peter J. Smail***	$14,365	$45,043	$0	$0	$128,521
Cynthia L. Walker	$15,503	$54,945	$0	$0	$152,500
INTERESTED TRUSTEES
John T. Hailer	$0	$0	$0	$0	$0
David L. Giunta*****	$0	$0	$0	$0	$0
Robert J. Blanding	$0	$0	$0	$0	$0

*	Amounts include payments deferred by trustees for the fiscal year ended September 30, 2010, with respect to the Trusts. The total amount of deferred compensation accrued for Natixis Funds Trust I as of September 30, 2010 for the trustees is as follows: Allison $956,851, Benjamin $139,299, Cain $272,408, Knox $21,753, Sirri $15,867 and Walker $70,120. The total amount of deferred compensation accrued for Loomis Sayles Funds Trust II as of September 30, 2010 for the listed trustees is as follows: Allison $648,676, Benjamin $329,631, Cain $315,297, Knox $72,143, Sirri $50,051, and Walker $220,840.
**	Total Compensation represents amounts paid during the fiscal year ended September 30, 2010 to a trustee for serving on the board of trustees of eight (8) trusts with a total of forty-two (42) funds as of September 30, 2010.
***	Mr. Sirri and Mr. Smail were appointed as trustees effective December 1, 2009.
****	Mr. Baker served as a trustee until his resignation on December 4, 2009 and was reappointed trustee effective January 1, 2011.
*****	Mr. Guinta was appointed as trustee effective January 1, 2011.

The Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series do not provide pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees.

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Management Ownership

As of record on January 3, 2011, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of the Funds.

As January 3, 2011, the Profit Sharing Plan owned the following percentages of the outstanding Class Y shares of the indicated Funds: 18.18% of the Loomis Sayles Disciplined Equity Fund, 5.26% of the Loomis Sayles Global Markets Fund, 17.15% of the Loomis Sayles Growth Fund, 22.77% of the Loomis Sayles Mid Cap Growth Fund, 1.21% of the Loomis Sayles Value Fund.

As of January 3, 2011, the Pension Plan owned the following percentages of the outstanding Class Y shares of the indicated Funds: 18.99% of the Loomis Sayles Disciplined Equity Fund, 8.95% of the Loomis Sayles Global Markets Fund, 12.49% of the Loomis Sayles Growth Fund, 21.72% of the Loomis Sayles Mid Cap Growth Fund, 0.82% of the Loomis Sayles Value Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan’s Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan’s shares. The trustees of the Profit Sharing Plan are John DeBeer, Stephanie Lord, Tom Fahey, Richard Skaggs, Timothy Hunt, Greg O’Hara, John McGraw, Paul Sherba, John Russell, Warren Koontz and Kurt Wagner. Except for Timothy Hunt, John DeBeer and John McGraw, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

Code of Ethics. The Trusts, Loomis Sayles and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies. The Boards of Trustees of the Funds have adopted the Proxy Voting Policy and Guidelines (the “Guidelines”) for the voting of proxies for securities held by the Funds. Under the Guidelines, the responsibility for voting proxies generally is delegated to Loomis Sayles, the Funds’ investment adviser. Under the Guidelines, decisions regarding the voting of proxies are to be made solely in the interest of each Fund and its shareholders. The adviser shall exercise its fiduciary responsibilities to vote proxies with respect to each Fund’s investments that are managed by that adviser in a prudent manner in accordance with the Guidelines and the proxy voting policies of the adviser. Proposals that, in the opinion of the adviser, are in the best interests of shareholders are generally voted “for” and proposals that, in the judgment of the adviser, are not in the best interests of shareholders are generally voted “against.” The adviser is responsible for maintaining certain records and reporting to the Audit Committee of the Trusts in connection with the voting of proxies. The adviser shall make available to each Fund, or Natixis Advisors, the Fund’s administrator, the records and information maintained by the adviser under the Guidelines.

Loomis Sayles uses the services of third parties (“Proxy Voting Services”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles’ proxy voting procedures (“Procedures”) and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service’s own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless Loomis Sayles’ Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company or the portfolio manager of a Fund holding the security. Loomis

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Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include (1) the development, authorization, implementation and update of the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxies are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Information regarding how the Funds voted proxies related to their respective portfolio securities during the 12-month period ended June 30, 2010 is available without charge through the Funds’ websites, ga.natixis.com and www.loomissayles.com and on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

Natixis Advisors, formed in 1995, is a limited partnership owned by Natixis US.

Natixis US is part of Natixis Global Asset Management, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. An affiliate of the French government is an investor in non-voting securities of BPCE and has limited, non-controlling representation on the supervisory board of BPCE as well as the right to convert certain shares into common equity of BPCE at a future time. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.

The 14 principal subsidiary or affiliated asset management firms of Natixis US collectively had over $291.8 billion in assets under management or administration as of December 31, 2010.

Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds’ portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of Natixis US. Natixis US owns the entire limited partnership interest in Loomis Sayles.

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Advisory Agreements. Each Fund’s advisory agreement with Loomis Sayles provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trusts and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund’s assets in accordance with its investment objectives and policies.

Each Fund pays all expenses not borne by the adviser including, but not limited to, the charges and expenses of the Funds’ custodian and transfer agent, independent registered public accounting firm, legal counsel for the Funds, legal counsel for the Trusts’ Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, the compensation of trustees who are not directors, officers or employees of the Funds’ adviser, or its affiliates, other than affiliated registered investment companies, all expenses of shareholders’ and trustees’ meetings and costs of preparing, printing and mailing reports to shareholders. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund’s Class A, B, C and Admin shares, on the one hand, and Class Y shares on the other hand. (See the section “Description of the Trusts and Ownership of Shares”.)

Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

Each advisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days’ written notice, or by the Funds’ adviser upon 90 days’ written notice. Each advisory agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each advisory agreement provides that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Advisory Administration Agreement. Under a separate Advisory Administration Agreement dated September 1, 2003, Natixis Advisors oversees the portfolio management services provided by Loomis Sayles to the Core Plus Bond Fund and provides certain administrative services to the Fund. Subject to the review of the Board of Trustees, Natixis Advisors monitors Loomis Sayles to assure that Loomis Sayles is managing the Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Natixis Advisors also provides the Fund with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statements under federal and state laws. Natixis Advisors does not determine what investments will be purchased or sold for any Fund.

Distribution Agreements and Rule 12b-1 Plans. Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor’s principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the “Distribution Agreements”), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A shares described below under “Net Asset Value” and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of a Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund’s shares.

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Each of the Funds has adopted Rule 12b-1 plans (the “Plans”) for its Class A, B, C and Admin Class shares. The Plans, among other things, permit each class of shares to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Certain Distributor fees that are paid by a distributor to securities dealers are known as “trail commissions.” Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by each Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that not all Funds offer Class C and Admin Class shares and that Class B shares are no longer offered for sale.)

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of each Fund’s average daily net assets attributable to the Class A, C and Admin Class shares. In the case of Class C shares, the Distributor retains the first year’s service fee of 0.25% assessed against such shares. For Class A and Admin Class and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions.

The service fees are paid to reimburse the Distributor for the expense of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith. Under these Plans, intermediaries providing shareholder servicing and/or account maintenance services for the benefit of retirement plan record keeping investors and/or “no transaction fee” or wrap program investors may be eligible to receive Admin Class share payments.

Each Fund’s Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average net assets of the respective Fund’s Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund’s shares, as distribution fees in connection with the sale of the Fund’s shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the Prospectuses, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month. As stated in the Prospectuses, investors will not be permitted to purchase $1,000,000 or more of Class C shares as a single investment per account.

Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trusts’ trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such trustees.

Fees paid by Class A, Class B, Class C or Admin Class shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the Natixis Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the relevant Funds based on their relative net assets or relative sales. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of

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a single class.

The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds’ shares. As described in more detail below, the Distributor, at its expense, may pay additional amounts to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of Natixis US and may receive compensation from the Funds’ adviser with respect to sales of Class Y shares. Note that certain Funds do not currently offer Class Y shares or Admin Class shares.

The Distribution Agreement for any Fund may be terminated at any time on 60 days’ written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose, or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its affiliated companies and those trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include (1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.

The Distributor controls the word “Natixis” in the names of the Natixis Funds Trusts and if it should cease to be the principal distributor of such Funds’ shares, the Trusts may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Hansberger International Series and Gateway Trust. The address of the Distributor is 399 Boylston Street, Boston Massachusetts, 02116.

The portion of the various fees and expenses for Funds offering Classes A and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.

Core Plus Bond Fund, High Income Fund, International Bond Fund, Investment Grade Bond Fund, Limited Term Government and Agency Fund and Strategic Income Fund (the “Income Funds”)

For Class A shares of the Income Funds, with the exception of the Limited Term Government and Agency Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)		Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	4.50%	4.00%		0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%		0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%		0.25%	2.40%
$500,000 - $999,999	2.00%	1.70%		0.25%	1.95%

Investments of $1 million or more
First $3 million	none	1.00	%(1)	0.25%	1.25%
Excess over $3 million	none	0.50	%(1)	0.25%	0.75%

Investments with no Sales Charge (2)	none	0.00%		0.25%	0.25%

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Limited Term Government and Agency Fund

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)		Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $100,000	3.00%	2.70%		0.25%	2.95%
$100,000 - $249,999	2.50%	2.15%		0.25%	2.40%
$250,000 - $499,999	2.00%	1.70%		0.25%	1.95%
$500,000 - $999,999	1.25%	1.00%		0.25%	1.25%

Investments of $1 million or more
First $3 million	none	1.00	%(1)	0.25%	1.25%
Excess over $3 million	none	0.50	%(1)	0.25%	0.75%

Investments with no Sales Charge (2)	none	0.00%		0.25%	0.25%

(1)	These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 30 days.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds in the section “How Sales Charges Are Calculated.” Also refers to any Class C share accounts established prior to December 1, 2000.

The Class B and Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:

Core Plus Bond, High Income, Investment Grade Bond and Strategic Income Funds

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	none	3.75%	0.25%	4.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

Limited Term Government and Agency Fund

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	none	2.75%	0.25%	3.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

*	Class B shares are no longer offered for sale.

Disciplined Equity Fund, Global Markets Fund, Growth Fund, Mid Cap Growth Fund and Value Fund (the “Equity Funds”)

For Class A shares of the Equity Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Funds that are paid to securities dealers are shown below:

Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
Less than $50,000	5.75%	5.00%	0.25%	5.25%
$50,000 - $99,999	4.50%	4.00%	0.25%	4.25%
$100,000 - $249,999	3.50%	3.00%	0.25%	3.25%
$250,000 - $499,999	2.50%	2.15%	0.25%	2.40%

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Investment	Maximum Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)		Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
$500,000 - $999,999	2.00%	1.70%		0.25%	1.95%
Investments of $1 million or more
First $3 million	None	1.00	%(1)	0.25%	1.25%
Excess over $3 million	None	0.50	%(1)	0.25%	0.75%
Investments with no Sales Charge (2)	None	0.00%		0.25%	0.25%

(1)	These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.
(2)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds in the section “How Sales Charges Are Calculated.”

The Class B (except for the Global Markets Fund, Mid Cap Growth Fund and International Bond Fund, which do not offer Class B shares) and Class C service fees are payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Funds that are paid to securities dealers are shown below:

Investment	Maximum Front –End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Class B	none	4.00%	0.25%	4.00%
All amounts for Class C	none	1.00%	0.00%	1.00%

(1)	Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Disciplined Equity Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund in the section “How Sales Charges Are Calculated.”

The Admin Class service fee is payable regardless of the amount of the Distributor’s related expenses. The portion of the various fees and expenses for the Admin Class of the Funds that is paid to securities dealers is shown below:

Investment	Maximum Front – End Sales Charge Paid by Investors (% of offering price)	Maximum Reallowance or Commission (% of offering price)	Maximum First Year Service Fee (% of net investment)	Maximum First Year Compensation (% of offering price)
All amounts for Admin Class	none	none	0.25%	none

All Funds

As previously discussed, Class B shares are no longer offered by any Fund. As described in the Prospectuses, each purchase or sale of shares is affected at the NAV next determined after an order is received, less any applicable sales charge. The sales charge is allocated between the investment dealer and the Distributor, as indicated in the tables above. The Distributor receives the contingent deferred sales charge (the “CDSC”). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides to the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to SG Constellation LLC to compensate SG Constellation LLC for financing the payment of commissions on the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and SG Constellation LLC. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A shares to investment dealers from time to time. For Funds subject to a redemption fee, such fees are paid to the Fund. Note that not all Funds offer Class C shares.

For new amounts invested at NAV by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the

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reinvestment of redemption proceeds from any other Natixis Fund or if the account is registered in street name.

The Funds may pay fees to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services, including, but not limited to, recordkeeping, shareholder or participant reporting or shareholder or participant recordkeeping) (“recordkeeping and processing-related services”) associated with shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. These fees are paid by the Funds in light of the fact that other costs may be avoided by the Funds where the intermediary, not the Funds’ service providers, provides shareholder services to Fund shareholders. The intermediary may impose other account or service charges directly on account holders or participants. In addition, depending on the arrangements, the Funds’ advisers and/or Distributor or their affiliates may, out of their own resources, compensate such financial intermediaries or their agents directly or indirectly for such recordkeeping and processing-related services. The services provided and related payments vary from firm to firm.

The Distributor, the adviser and their affiliates may, out of their own resources, make additional payments to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to any fees paid by the Funds. These payments may include: (i) full reallowance of the sales charge of Class A shares, (ii) additional compensation with respect to the sale and/or servicing of Class A, B, C and Admin Class shares, (iii) payments based upon various factors described below and (iv) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm’s internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events and shareholder record keeping or miscellaneous administrative services. From its own profits and resources, the Distributor may, from time to time, make payments to qualified wholesalers, registered financial institutions and third party marketers for marketing support services and/or retention of assets. Among others, the Distributor has agreed to make such payments for marketing support services to AXA Advisors, LLC. In addition to marketing and/or financial support payments described above, payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the Financial Industry Regulatory Authority (“FINRA”). The participation of such firms in financial assistance programs is at the discretion of the firm and the Distributor. The payments described in (iii) above may be based on sales (generally ranging from 0.05% to 0.35% of gross sales) or the amount of assets a financial intermediary’s clients have invested in the Funds (at annual rates generally ranging from 0.05% to 0.25% of the value of the clients’ shares). The actual payment rates to a financial intermediary will depend upon how the particular arrangement is structured (e.g., solely asset-based fees, solely sales-based fees or a combination of both) and other factors such as the length of time assets have remained invested in the Funds, redemption rates and the willingness of the financial intermediary to provide access to its representatives for educational and marketing purposes. The payments to financial intermediaries described in this section and elsewhere in this Statement, which may be significant to the financial intermediaries, may create an incentive for a dealer or its representatives to recommend or sell shares of a particular Fund or shares class over other mutual funds or share classes. Additionally, these payments may result in the Fund’s inclusion on a sales list, including a preferred or select sales list, or in other sales programs. Investors should contact their financial representative for details about the payment the financial intermediaries may receive.

From time to time, the Funds’ service providers, or any of their affiliates, may also pay non-cash compensation to the sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional events of intermediaries.

Dealers may charge their customers a processing fee or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by its individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this Statement. Customers will be provided with specific information about any processing or service fees charged by their dealer.

The commissions and sales charges for the last three fiscal years were allocated as follows:

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NATIXIS FUNDS TRUST I*
	09/30/08	09/30/09	9/30/10
Total commissions on sales of Class A shares	$119,136	$318,401	$399,855
Amount reallowed to other securities dealers	$106,214	$283,222	$360,394
Amount retained by Distributor	$12,922	$35,179	$39,469

Total CDSCs on redemptions of Classes A, B and C shares	$31,923	$33,985	$42,625
Amount paid to SG Constellation, LLC	$10,140	$7,254	$9,341
Amount retained by Distributor	$21,783	$26,731	$33,284

LOOMIS SAYLES FUNDS II
	9/30/08	9/30/09	9/30/10
Total commissions on sales of Class A shares	$19,820,229	$19,727,768	$11,088,261
Amount reallowed to other securities dealers	$18,055,932	$18,551,394	$10,459,471
Amount retained by Distributor	$1,764,297	$1,176,374	$628,777

Total CDSCs on redemptions of Classes A, B and C shares	$2,524,955	$3,275,185	$2,329,654
Amount paid to SG Constellation, LLC	$490,831	$520,361	$351,910
Amount retained by Distributor	$2,034,124	$2,754,824	$1,977,743

Pursuant to an Administrative Services Agreement between the Trusts and Natixis Advisors dated January 1, 2005, as amended from time to time (the “Administrative Agreement”), Natixis Advisors performs certain accounting and administrative services for the Funds. Under the Administrative Agreement, Natixis Advisors provides the following services to the Funds: (i) personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds, (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, (iii) the various registrations and filings required by various regulatory authorities and (iv) consultation and legal advice on Fund related matters.

For the fiscal years ended September 30, 2008, September 30, 2009 and September 30, 2010, Natixis Advisors received the following fees from the Funds for administrative services:

Fund	Fiscal Year Ended 9/30/08		Fiscal Year Ended 9/30/09	Fiscal Year Ended 9/30/10
	Fee	Fee Waived**	Fee	Fee
Core Plus Bond Fund	$85,963	$3,296	$101,792	$156,159
Disciplined Equity Fund	$14,464	$574	$11,530	$15,571
Global Markets Fund	$169,781	$6,416	$103,647	$131,564
Growth Fund	$193,081	$7,845	$69,768	$50,741
High Income Fund	$23,606	$863	$46,013	$76,320
International Bond Fund*	$55,898	$127	$38,718	$14,960
Investment Grade Bond Fund	$1,894,625	$69,053	$3,093,302	$4,603,645
Limited Term Government and Agency Fund	$61,737	$2,419	$97,102	$127,418
Mid Cap Growth	$61,279	$2,046	$44,293	$38,649
Strategic Income Fund	$6,138,937	$235,580	$4,879,685	$6,282,952
Value Fund	$170,186	$6,545	$210,587	$414,996

*The	International Bond Fund commenced operations on February 1, 2008
**Natixis	Advisors waived a portion of its fees during the period from October 1, 2007 to June 30, 2008.

Custodial Arrangements. State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts, 02111, serves as the custodian for the Trusts. As such, State Street Bank holds in

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safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Trusts and calculates the total NAV, total net income and NAV per share of each Fund on a daily basis.

Transfer Agency Services. Pursuant to contracts between the Trusts, on behalf of each Fund, and Boston Financial Data Services, Inc. (“Boston Financial”), whose principal business address is 2000 Crown Colony Drive, Quincy, MA 02169, Boston Financial acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds’ shares.

From time to time, the Funds, directly or indirectly through arrangements with the Funds’ adviser or transfer agent, may pay amounts to third parties that provide recordkeeping and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as shareholders whose shares are held of record in omnibus, other group accounts (for example, 401(k) plans) or accounts traded through registered securities clearing agents. See the section “Distribution Agreements and Rule 12b-1 Plans.”

Independent Registered Public Accounting Firm. The Trusts’ independent registered public accounting firm is PricewaterhouseCoopers, LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements, assists in the review of federal and state income tax returns and consults with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Funds, and the financial statements contained in those Funds’ annual reports for the year ended September 30, 2010 and incorporated by reference into this Statement, have been so included in reliance on the reports of the Trusts’ independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Counsel to the Funds. Ropes & Gray LLP, located at Prudential Tower, 800 Boylston Street, Boston, MA 02199, serves as counsel to the Funds.

PORTFOLIO MANAGEMENT INFORMATION

Portfolio Managers’ Management of Other Accounts

As of September 30, 2010, the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager.

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Mark B. Baribeau	3	$444.4 million	0	$0	2	$30.6 million	0	$0	77	$1.7 billion	1	$20 million
Arthur Barry	4	$1.3 billion	0	$0	2	$133.5 million	0	$0	133	$3.1 billion	0	$0
Kenneth M. Buntrock	3	$2.4 billion	0	$0	27	$4.1 billion	1	$378.4 million	85	$21.5 billion	10	$2.1 billion
James L. Carroll	5	$1.3 billion	0	$0	2	$133.5 million	0	$0	127	$3.1 billion	0	$0
Maureen G. Depp	1	$34.4 million	0	$0	3	$371.3 million	1	$73.6 million	16	$958.7 million	0	$0

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	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance		Other Accounts Managed		Advisory fee is based on performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
Matthew J. Eagan	11	$46.2 billion	0	$0	13	$5.1 billion	1	$269.6 million	54	$4.7 billion	0	$0
Phillip C. Fine	2	$184.1 million	0	$0	0	$0	0	$0	12	$36.8 million	0	$0
Daniel J. Fuss	16	$49.1 billion	0	$0	3	$1.7 billion	0	$0	67	$9.4 billion	4	$552.4 million
Kathleen C. Gaffney	12	$46.4 billion	0	$0	9	$5.7 billion	0	$0	55	$4.8 billion	0	$0
Aziz V. Hamzaogullari	3	$719.4 million	0	$0	1	$22.0 million	0	$0	22	$315.3 million	0	$0
John Hyll	3	$361.0 million	0	$0	0	$0	0	$0	35	$7.8 billion	0	$0
Brian James	1	$34.4 million	0	$0	3	$371.3 million	1	$73.6 million	24	$965.2 million	0	$0
Warren Koontz	6	$1.7 billion	0	$0	2	$133.5 million	0	$0	121	$3.1 billion	0	$0
Peter W. Palfrey	2	$410.6 million	0	$0	4	$328.1 million	0	$0	33	$3.1 billion	0	$0
Richard G. Raczkowski	3	$447.8 million	0	$0	5	$1.1 billion	0	$0	61	$4.4 billion	3	$1.1 billion
David W. Rolley	7	$2.5 billion	0	$0	27	$4.1 billion	1	$378.4 million	91	$21.5 billion	10	$2.1 billion
Clifton V. Rowe	5	$1.1 billion	0	$0	4	$592.8 million	0	$0	41	$1.8 billion	0	$0
Lynda L. Schweitzer	3	$2.4 billion	0	$0	27	$4.1 billion	1	$378.4 million	78	$21.5 billion	10	$2.1 billion
Elaine J. Stokes	11	$46.2 billion	0	$0	6	$4.0 billion	0	$0	49	$2.5 billion	1	$253.2 million
Material Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in the section “Portfolio Transactions and Brokerage.”

Portfolio Managers’ Compensation

The following describes the structure of, and the method used to determine, the compensation of each of the above-listed portfolio managers as of September 30, 2010.

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio

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manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and team commitment. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department’s Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed-Income Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized by each fixed-income fund is noted in the table below:

FUND	MANAGER BENCHMARK
Loomis Sayles Core Plus Bond Fund	Barclays Capital Aggregate Index
Loomis Sayles High Income Fund	Barclays Capital High Yield Index
Loomis Sayles International Bond Fund	Citigroup World Government Bond Index
Loomis Sayles Investment Grade Bond Fund	Barclays Capital Aggregate Index
Loomis Sayles Limited Term Government and Agency Fund	Barclays Capital Intermediate Government Index
Loomis Sayles Strategic Income Fund	Barclays Capital Aggregate Bond Index

The customized peer group is created by Loomis Sayles and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, Loomis Sayles analyzes the five-year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed-income manager performance.

Mr. Fuss’ compensation is also based on his overall contributions to Loomis Sayles in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss’ total variable compensation may be significantly lower than the percentage reflected above.

Equity Managers

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composite (pre-tax and net of fees) in the manager’s style to the performance of a peer group of institutional managers in that style. A manager’s performance relative to the peer group for the 1, 3 and 5 year periods (or since the start of the manager’s tenure, if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the manager’s tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for each equity Fund is noted in the following table:

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FUND	MANAGER BENCHMARK
Loomis Sayles Disciplined Equity Fund	S&P 500 Index
Loomis Sayles Global Markets Fund	Barclays Capital U.S. Government/Credit Index Russell 1000 Value Index Russell 1000 Growth Index Barclays Capital Global Aggregate Index Citigroup World Government Bond Index
Loomis Sayles Growth Fund	Russell 1000 Growth Index
Loomis Sayles Mid Cap Growth	Russell Mid Cap Growth Index
Loomis Sayles Value Fund	Russell 1000 Value Index

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

General

Mutual funds are not included in Loomis Sayles’ composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement, a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Messrs. Eagan, Kearns and Raczkowski also serve as portfolio managers to certain private investment funds managed by Loomis Sayles, and may receive additional compensation based on their investment activities for each of those funds.

Portfolio Managers’ Ownership of Fund Shares

As of September 30, 2010, the portfolio managers had the following ownership in the Funds:

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Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested

Mark B. Baribeau	Loomis Sayles Global Markets Fund	G

Arthur Barry	Loomis Sayles Value Fund	E

Kenneth M. Buntrock	Loomis Sayles International Bond Fund	A

James L. Carroll	Loomis Sayles Value Fund	E

Maureen G. Depp	Loomis Sayles Disciplined Equity Fund	E

Matthew J. Eagan	Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	A A A

Phillip C. Fine	Loomis Sayles Mid Cap Growth Fund	F

Daniel J. Fuss	Loomis Sayles Global Markets Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	G F G

Kathleen C. Gaffney	Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	A E C

Aziz V. Hamzaogullari	Loomis Sayles Growth Fund	G

John Hyll	Loomis Sayles Limited Term Government and Agency Fund	A

Brian James	Loomis Sayles Disciplined Equity Fund	G

Warren Koontz	Loomis Sayles Global Markets Fund Loomis Sayles Value Fund	D E

Peter W. Palfrey	Loomis Sayles Core Plus Bond Fund	E

Richard G. Raczkowski	Loomis Sayles Core Plus Bond Fund	E

David Rolley	Loomis Sayles Global Markets Fund Loomis Sayles International Bond Fund	F A

Clifton V. Rowe	Loomis Sayles Limited Term Government and Agency Fund	E

Lynda L. Schweitzer	Loomis Sayles International Bond Fund	A

Elaine J. Stokes	Loomis Sayles High Income Fund Loomis Sayles Investment Grade Bond Fund Loomis Sayles Strategic Income Fund	E A E

* A. None	D. $50,001-$100,000	G. over $1,000,000
B. $1-10,000	E. $100,001-$500,000
C. $10,001-$50,000	F. $500,001-$1,000,000

There are various reasons why a portfolio manager may not own shares of the Fund he or she manages. One reason is that the Fund’s investment objectives and strategies may not match those of the portfolio manager.

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Administrative reasons (such as facilitating compliance with an adviser’s code of ethics) also may explain why a portfolio manager has chosen not to invest in the Funds.

Allocation of Investment Opportunity Among Natixis and Loomis Sayles Funds and Other Investors Managed by the Adviser; Cross Relationships of Officers and Trustees

Loomis Sayles has organized its business into two investment groups: The Fixed Income Group and The Equity Group. The Fixed Income Group and the Equity Group make investment decisions for the funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

All Income Funds

In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund’s portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts, and in some cases may not be used with respect to the Funds.

All Equity Funds

In placing orders for the purchase and sale of equity securities for each Equity Fund, Loomis Sayles selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Loomis Sayles may place orders for the Funds which, combined with orders for its other clients, may impact the price of the relevant security. This could cause the Funds to obtain a worse price on the transaction than would otherwise be the case if the orders were placed in smaller amounts or spread out over a longer period of time.

Subject to the overriding objective of obtaining the best possible execution of orders, each Fund’s adviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Funds, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust’s Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

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Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker, but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers or dealers, (b) research and other products or services (as described in the section “Soft Dollars”) provided by such brokers or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker or dealer.

Soft Dollars

Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide best execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”). Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are required by an applicable self-regulatory organization or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker-dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services received, either in terms of the particular transaction or Loomis Sayles’ overall responsibility to discretionary accounts.

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Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts, including the Funds, that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions.

Client Commission Arrangements

Loomis Sayles has entered into client commission arrangements (“CCAs”) (also known as commission sharing arrangements) with some of its key broker-dealer relationships. At the same time, Loomis Sayles has significantly reduced the number of brokers with which it will trade. In a CCA, subject to best execution, Loomis Sayles will allocate a higher portion of its clients’ equity trading with broker-dealers who have agreed to unbundle their commission rates in order to enable Loomis Sayles to separately negotiate rates for execution and research and research services. The execution rates Loomis Sayles has negotiated with such firms vary depending on the difficulty of the orders Loomis Sayles has asked the CCAs to execute.

Pursuant to the CCAs Loomis Sayles has with these broker-dealers, each firm will pool the research commissions accumulated during a calendar quarter and then, at the direction of Loomis Sayles, pay various broker-dealers from this pool for the research and research services such firms have provided to Loomis Sayles.

The CCAs enable Loomis Sayles to strengthen its relationships with its key broker-dealers, and limit the broker-dealers with whom it trades to those with whom it has an electronic interface, while still maintaining the research relationships with broker-dealers that provide Loomis Sayles with research and research services. In addition, the ability to unbundle the execution and research components of commissions enables Loomis Sayles to manage commissions more efficiently and to provide greater transparency to its clients in their commission reports.

These CCAs are deemed to be soft dollar arrangements and Loomis Sayles and each CCA intends to comply with the applicable requirements of Section 28(e) of the 1934 Act as well as the Commission Guidance Regarding Client Commission Practices under Section 28(e) in the SEC Release No. 34-54165 dated July 18, 2006.

In addition to trading with the CCA broker-dealers discussed above, Loomis Sayles continues to trade with full service broker-dealers and ECNs and ATSs.

General

Subject to procedures adopted by the Board of Trustees of each Trust, the Funds’ brokerage transactions may be executed by brokers that are affiliated with Natixis US or Loomis Sayles. Any such transactions will comply with Rule 17e-1 under the 1940 Act, or other applicable restrictions as permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust’s Funds as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve

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transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds’ dealer in connection with such transactions.

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the adviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund’s expenses.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

DESCRIPTION OF THE TRUSTS

The Declarations of Trust of Natixis Funds Trust I and Loomis Sayles Funds II permit each Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The Declarations of Trust further permit each Trust’s Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust’s Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by each Trust’s Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of that Fund are entitled to share pro rata in the net assets attributable to that class of shares of that Fund available for distribution to shareholders. Each Declaration of Trust also permits the Board of Trustees to charge shareholders directly for custodial, transfer agency, servicing and other expenses.

The shares of all the Funds (except as noted in this Statement and in each of the Fund’s Prospectuses) are divided into four classes: Class A, Class B (no longer offered for sale), Class C and Class Y. The Investment Grade Bond Fund, the Strategic Income Fund and the Value Fund offer Admin Class shares. Each Fund offers such classes of shares as set forth in such Fund’s Prospectuses. As disclosed in the Prospectuses, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, C and Admin Class. All expenses of each Fund (including advisory fees but excluding class specific expenses such as transfer agency fees (“Other Expenses”)) are borne by its Classes A, B, C, Y and Admin Class on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B, C and Admin Class shares and may be charged at a separate rate to each such class. Other Expenses of Classes A, B, C and Admin Class are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain Internal Revenue Service (“IRS”) rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund and with a share of the general expenses of the relevant Fund and Trust. Any general expenses of a Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

Each Declaration of Trust also permits the Trusts’ Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. Each Trust’s Board of Trustees may also, without shareholder approval, except to the extent such approval is required by law, establish one or more additional series or classes or

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merge two or more existing series or classes. Shareholders’ investments in such an additional or merged series would be evidenced by a separate series of shares (i.e., a new “fund”).

Each Declaration of Trust provides for the perpetual existence of the Trusts. Each Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each series of the Trust. Each Fund may be terminated at any time by vote of at least two-thirds of the outstanding shares of such Fund. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class. Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

VOTING RIGHTS

Shareholders of all Funds are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) on the election of trustees and the termination of a Trust and on other matters submitted to the vote of shareholders.

All classes of shares of each Fund have identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. On any matters submitted to a vote of shareholders, all shares of a Trust then entitled to vote shall, except as otherwise provided in the by-laws, be voted in the aggregate as a single class without regard to series or class of shares, except 1) when required by the 1940 Act, or when the trustees shall have determined that the matter affects one or more series or class of shares, materially differently shares shall be voted by individual series or class and 2) when the matter affects only the interest of one or more series or classes, only shareholders of such series or class shall be entitled to vote thereon. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trusts’ independent registered public accounting firm, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders’ meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if there is a vacancy on a Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filling such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust’s custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose.

Upon written request by a minimum of ten holders of shares having held their shares for a minimum of six months and having a NAV of at least $25,000 or constituting at least 1% of the outstanding shares, whichever is less, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

The affirmative vote of a majority of shares of the Trusts voted (assuming a quorum is present in person or by proxy) is required to amend a Declaration of Trust if such amendment (1) affects the power of shareholders to vote, (2) amends the section of the Declaration of Trust governing amendments, (3) is one for which a vote is required by law or by the Trusts’ registration statement or (4) is submitted to the shareholders by the trustees. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the other funds shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the

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shareholders of the new series shall not be entitled to vote on any such matters as they affect the other funds.

SHAREHOLDER AND TRUSTEE LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The by-laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust’s shareholders to whom he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds’ shares for sale, but it is possible that a Trust might become liable for any misstatements in a prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined prospectus for Funds of the Trusts.

HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to Natixis Funds.

Shares may also be purchased either in writing, by phone, by wire, by electronic funds transfer using Automated Clearing House (“ACH”) or by exchange, as described in the Prospectuses, or through firms that are members of FINRA and that have selling agreements with the Distributor. For purchase of Fund shares by mail, the trade date is the day of receipt of the check in good order by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the “NYSE”) on a day when the NYSE is open. For purchases through the ACH system, the shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have approved banking information on file. With respect to shares purchased by wire or through the ACH system, shareholders should bear in mind that the transactions may take two or more days to complete. Banks may charge a fee for transmitting funds by wire.

You may also use Natixis Funds Personal Access Line® (800-225-5478, press 1) or Natixis Funds website (ga.natixis.com) to purchase Fund shares (except for Class Y shares). For more information, see the section “Shareholder Services” in this Statement.

At the discretion of the Distributor, bank trust departments or trust companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information. At the discretion of the Distributor, clients of Natixis Advisors may purchase, at NAV, Class A shares of Natixis Funds that do not offer Class Y shares.

Shareholders of the Funds in Class Y may be permitted to open an account without an initial investment and then wire funds into the account once established. These shareholders will still be subject to the investment minimums as detailed in the Prospectus of the relevant Fund.

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REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain redemptions of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. The charge will not be applied to dollar amounts representing an increase in the NAV of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

The Funds will only accept medallion signature guarantees bearing the STAMP 2000 Medallion imprint. However, a medallion signature guarantee may not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file. Please contact the Funds at 800-225-5478 with any questions regarding when a medallion signature guarantee is required.

If you select the telephone redemption service in the manner described in the next paragraph, shares of the Funds may be redeemed by calling toll free 800-225-5478. A wire fee may be deducted from the proceeds if you elect to receive the funds wired to your bank on record. Telephone redemption requests must be received by the close of regular trading on the NYSE. Requests made after that time or on a day when the NYSE is closed will receive the next business day’s closing price. The proceeds of a telephone withdrawal will normally be sent within three business days following receipt of a proper redemption request, although it may take longer.

A shareholder automatically receives access to the ability to redeem shares by telephone following the completion of the Fund application, which is available at ga.natixis.com or from your investment dealer. When selecting the service, a shareholder may have the withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked “VOID” and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to Boston Financial or your investment dealer a completed Service Options Form, which may require a medallion signature guarantee or a Signature Validation Program Stamp. Telephone redemptions by ACH or wire may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor, Boston Financial (the Fund’s transfer agent) and State Street Bank (the Funds’ custodian) are not responsible for the authenticity of withdrawal instructions received by telephone, although they will apply established verification procedures. Boston Financial, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor’s telephone instructions and recording an investor’s instructions.

Check writing is available on Class A shares of Limited Term Government and Agency Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $250 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank’s rules governing checking accounts. Limited Term Government and Agency Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

Shares purchased by check or through ACH may not be available immediately for redemption to the extent

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the check or ACH transaction has not cleared. The Funds may withhold redemption proceeds for ten days when redemptions are made within ten calendar days of purchase by check or through ACH.

The redemption price will be the NAV per share (less any applicable CDSC) next determined after the redemption request and any necessary special documentation is received by the transfer agent or your investment dealer in proper form. Payment normally will be made by the Funds within seven days thereafter. However, in the event of a request to redeem shares for which a Fund has not yet received good payment, the Fund reserves the right to withhold payments of redemption proceeds if the purchase of shares was made by a check that was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Funds), certain withdrawals pursuant to a systematic withdrawal plan (not to exceed 10% annually of the value of the account) and redemptions made from the account to pay custodial fees. The CDSC may also be waived on redemptions within one year following the death of (i) the sole shareholder of an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfer to Minors Act or other custodial account. If the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption occurring within one year of death. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged. If shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from 403(b)(7) custodial accounts due to death or disability.

The CDSC also may be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of Natixis Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder’s bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than the close of the NYSE. Upon receipt of the required information, the appropriate number of shares will be redeemed and the monies forwarded to the bank designated on the shareholder’s application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder’s bank within three business days. The availability of these monies will depend on the individual bank’s rules.

Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind, if Natixis determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund’s adviser in light of the Fund’s objective and will not generally represent a pro rata distribution of each security held in the Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under

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the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of each Fund at the beginning of such period. The Funds do not currently impose any redemption charge other than the CDSC imposed by the Funds’ distributor, and the redemption fee imposed on certain Funds, both as described in the Prospectuses. The Board of Trustees reserves the right to impose additional charges at any time. A redemption constitutes a sale of shares for U.S. federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also the section “Taxes.”

The Funds reserve the right to suspend account services or refuse transaction requests if a Fund receives notice of a dispute between registered owners or of the death of a registered owner or a Fund suspects a fraudulent act. If a Fund refuses a transaction request because it receives notice of a dispute, the transaction will be processed at the NAV next determined after a Fund receives notice that the dispute has been settled or a court order has been entered adjudicating the dispute. If a Fund determines that its suspicion of fraud or belief that a dispute existed was mistaken, the transaction will be processed as of the NAV next determined after the transaction request was first received in good order.

Reinstatement Privilege (Class A Shares Only)

The Prospectuses describe redeeming shareholders’ reinstatement privileges for Class A shares. In order to exercise the reinstatement privilege, you must provide a new investment check made payable to Natixis Funds and written notice to Natixis Funds (directly or through your financial representative) within 120 days of your redemption. The reinstatement or exchange will be made at NAV next determined after receipt of the notice and the new investment check and will be limited to the amount of the redemption proceeds.

Even though an account is reinstated, the redemption will constitute a sale for U.S. federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the “wash sale” rule if a loss is realized at the time of the redemption.

SHAREHOLDER SERVICES

Open Accounts

A shareholder’s investment is automatically credited to an open account maintained for the shareholder by Boston Financial. Following each additional investment or redemption from the account initiated by an investor (with the exception of systematic investment plans), a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, the Funds will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for any class of shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Minimum Balance Policy

The Funds’ minimum balance policy is described in the Prospectuses. Although determination of whether to deduct the minimum balance fee or close an account is made at the discretion of each Fund, as described in the Prospectuses, each Fund will not deduct the minimum balance fee from an account and close that same account for falling below the minimum balance in the same year.

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Automatic Investment Plans (Class A and Class C Shares)

Subject to each Fund’s investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor’s bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, and are forwarded to Boston Financial for investment in the Fund. A plan may be opened with an initial investment of $1,000 or more and thereafter regular monthly checks of $50 or more will be drawn on the investor’s account. (Shareholders with accounts participating in Natixis Funds Investment Builder Program prior to May 1, 2005 may continue to make subsequent purchases of $25 or more into those accounts). The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectuses. A Service Options Form must be completed to open an automatic investment plan and may be obtained by calling the Funds at 800-225-5478 or your investment dealer or by visiting the Funds’ website at ga.natixis.com.

This program is voluntary and may be terminated at any time by Boston Financial upon notice to existing plan participants. The Investment Builder Program plan may be discontinued at any time by the investor by written notice to Boston Financial, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation or by written notice to the shareholder at least thirty days prior to any payment date. The Funds are under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A and C Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax-exempt organizations.

The minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectuses. For these plans, initial investments in a Fund must be at least $1,000 for IRAs and Keogh plans using the Natixis Funds prototype document and $500 for Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is no initial or subsequent investment minimum for SIMPLE IRAs using the Natixis Funds, prototype documents. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectuses relating to Class Y shares.

Systematic Withdrawal Plans (All Classes)

An investor owning a Fund’s shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan (a “Plan”) providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from Boston Financial or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a Medallion signature guarantee is provided. Please consult your investment dealer or the Funds.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account’s market value or (3) for Natixis sponsored IRA accounts only, a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as

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redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares purchased through the reinvestment of distribution in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan. As described in the Prospectuses, a redemption fee may apply.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A shares) at NAV determined on the record date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in NAV. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See the sections “Redemptions” and “Taxes” for certain information as to U.S. federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. Natixis Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan may not be available to pension or profit-sharing plans and IRAs plans that have State Street Bank as trustee. Different documentation may be required.

Payroll Deduction Program

The Funds no longer offer the Payroll Deduction Plan to new shareholders. Shareholders enrolled in the Payroll Deduction Program prior to May 1, 2005 may continue to participate in the program for the accounts that were included in that enrollment but may not add the program to additional accounts. Employees of Natixis Global Associates may continue to participate in the program and may continue to add the program to additional accounts. In order to participate, employees must establish an account that meets a minimum initial investment amount of $1,000. Subsequent investments through the program must be for a minimum of $50 on a monthly basis and the Funds’ minimum balance policy will apply.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another Natixis Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund’s NAV (without a sales charge or CDSC) on the dividend payable date. A dividend diversification account must be registered to the same shareholder as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund’s minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other Natixis Fund, you must obtain and carefully read a copy of that Fund’s Prospectus.

Exchange Privilege

A shareholder may exchange Class A, B, C and Y shares of any Fund for shares of the same class of another Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. Admin Class shares of the Funds or Loomis Sayles Funds may be exchanged,

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subject to investment minimums, for Admin Class shares of any other series of the Trusts that offers Admin Class shares. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of the Trusts that offers Institutional Class shares or for any Natixis Fund that offers Class Y shares. These options are summarized in the Prospectuses.

An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund at 800-225-5478, (2) a written exchange request to Natixis Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or (3) visiting our website at ga.natixis.com (except for Class Y shares). You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total NAV of your account, whichever is less.

Accounts participating in wrap fee programs or held through a registered investment adviser may exchange Class A shares of a fund for Class Y shares of the same fund without paying a CDSC. In order to exchange shares, a representative of the wrap fee program or registered investment adviser must follow the procedures set forth by the Distributor. An exchange of shares for shares of a different class in the same fund generally should not be a taxable event for the exchanging shareholder.

All exchanges are subject to the eligibility requirements of the Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of such Funds may be legally sold. Each Fund reserves the right to suspend or change the terms of exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund.

Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts that offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.

Before requesting an exchange into any other Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its Prospectus carefully. Subject to the applicable rules of the SEC, the Boards of Trustees reserve the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days’ advance notice of any material change to the exchange privilege.

Automatic Exchange Plan (Classes A, B and C Shares)

As described in the Prospectuses, a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The Fund minimum of the new fund must be met in connection with each investment. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until Boston Financial is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form may be used to establish an Automatic Exchange Plan and is available from Boston Financial or your financial representative.

Restrictions on Buying, Selling and Exchanging Shares

As stated in the Funds’ Prospectuses, each Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason. When a purchase or exchange order is rejected, the Fund or the Distributor will send notice to the prospective investor or the investor’s financial intermediary promptly after receipt of the rejected order.

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Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the NYSE (normally, 4:00 p.m., Eastern time on each day that the NYSE is open for trading); such purchase and redemption orders will be deemed to have been received by a Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund’s NAV next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Fund no later than the time specified in such agreement; but, in any event, no later than market open, Eastern time, following the day that such purchase or redemption orders are received by the broker or intermediary.

Transcript Requests

Transcripts of account transactions will be provided, free of charge, at the shareholder’s request.

Self-Servicing Your Account with Natixis Funds Personal Access Line® and Website

Natixis Funds shareholders may access account information, including share balances and recent account activity online, by visiting our website at ga.natixis.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. Natixis Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling Natixis Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our website at ga.natixis.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following Natixis Funds Online and Telephonic Customer Agreement. This agreement is also posted on our website. The initiation of any activity through the Natixis Funds Personal Access Line(R) or website at ga.natixis.com by an investor shall indicate agreement with the following terms and conditions:

Natixis Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this website and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE NATIXIS FUNDS.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered

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through this site. You also are responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE NATIXIS FUNDS PERSONAL ACCESS LINE(R).

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that Natixis Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

Natixis Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and Natixis Funds makes no warranty as to the correctness, completeness or accuracy of any transmission. Similarly Natixis Funds bears no responsibility for the performance of any computer hardware, software or the performance of any ancillary equipment and services such as telephone lines, modems or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While Natixis Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our website that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify Natixis Funds if any of the following occurs:

1.	You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2.	You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3.	You transmit a transaction for which you do not receive a confirmation number.

4.	You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5.	You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the Natixis Funds Personal Access Line(R) or the Natixis Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly Natixis Funds makes no warranties concerning the availability of Internet services or network availability.

Natixis Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

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YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING NATIXIS FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to Natixis Funds should be sent to:

All account types excluding SIMPLE IRAs:

Natixis Funds

P. O. Box 219579

Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

SIMPLE IRA shareholders please use:

Natixis Funds

P. O. Box 8705

Boston, MA 02266-8705

Notification may also be made by calling 800-813-4127 during normal business hours.

NET ASSET VALUE

The method for determining the public offering price and NAV per share is summarized in the Prospectuses.

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price its shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities, including closed-end investment companies and exchange-traded funds (“ETFs”), for which market quotations are readily available, are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to each Fund by a pricing service recommended by the investment adviser and approved by each Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by each Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts (including options on ETFs) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options are valued at the average of the closing bid and asked quotation. Futures are valued at their most recent settlement price. OTC options contracts are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Interest rate swaps are valued based on prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Credit default swaps are valued based on mid prices supplied by a pricing service, if available, or quotations obtained from broker-dealers. Forward foreign currency contracts are valued at interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Securities for which current market quotations are not readily available and all other assets are valued at fair value as

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determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Boards of Trustees.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities traded on a foreign exchange will be valued at their market price on the non-U.S. exchange except for securities traded on the London Stock Exchange (“British Equities”). British Equities will be valued at the official close of the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when each Fund computes the NAV of its shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board of Trustees that events materially affecting the value of a Fund’s securities have occurred during such period, then these securities may be fair valued at the time a Fund determines its NAV by or pursuant to procedures adopted by the Board of Trustees. When fair valuing its securities, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s NAV is calculated.

Because of fair value pricing, securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value. Each Fund may also value securities at fair value or estimate its value pursuant to procedures adopted by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the NYSE is open for trading. Therefore, the calculation of these Funds’ NAV does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of these Funds’ portfolios may change on days when these Funds are not open for business and their shares may not be purchased or redeemed.

The per share NAV of a class of each Fund’s shares is computed by dividing the number of shares outstanding into the total NAV attributable to such class. The public offering price of a Class A share of a Fund is the NAV per share plus a sales charge as set forth in each Fund’s Prospectus.

REDUCED SALES CHARGES

The following special purchase plans are summarized in the Prospectuses and are described in greater detail below. Investors should note that in many cases, the broker, and not the Funds, is responsible for ensuring that the investor receives current discounts.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure you obtain the proper “breakpoint” discount. In order to reduce your sales charge, it will be necessary at the time of purchase to inform the Distributor and your financial intermediary, in writing, of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold Fund shares, including accounts with other financial intermediaries, and your family members’ and other related parties’ accounts, in order to verify your eligibility for the reduced sales charge.

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Cumulative Purchase Discount

A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder’s “total investment” in the Fund reaches the breakpoint for a reduced sales charge in the table in the section “How Sales Charges Are Calculated—Class A Shares” in the Class A, B and C Prospectusee. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the Natixis Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the Natixis Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund or Natixis Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent

A Letter of Intent (a “Letter”), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $25,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder’s intended aggregate purchases of all series and classes of the Trusts and other Natixis Funds over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Funds’ transfer agent.

A reduced sales charge is available pursuant to a written Letter effected within 90 days after any purchase of Class A Shares. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation (“ROA”) towards the breakpoint level that will be reached upon the completion of the 13 months’ purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the “public offering price computed on such date.”

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

The Funds’ transfer agent will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to the Funds’ transfer agent the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes the Funds’ transfer agent to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts

For purposes of determining the sales charge applicable to a given purchase, a shareholder may elect to combine the purchase and the shareholder’s total investment (calculated at the current public offering price) in all series and classes of the Natixis Funds with the purchases and total investment of the shareholder’s spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those previously mentioned, single trust estates, individual fiduciary accounts and sole proprietorships or any other group of individuals acceptable to the Distributor. If the combined value of the purchases and total investments exceeds a sales charge breakpoint as disclosed in the Prospectuses, the lower sales charge applies to the entire amount of the purchase, even though some portion of that investment is below the breakpoint to which a reduced sales charge applies.

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For certain retirement plans, the Distributor may, in its discretion, combine the purchases and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.

Purchases and total investments of individuals may not be combined with purchases and total investments of the retirement plan accounts described in the preceding paragraph for the purpose of determining the availability of a reduced sales charge. Only the purchases and total investments in tax-qualified retirement plans or other employee benefit plans in which the shareholder is the sole participant may be combined with individual accounts for purposes of determining the availability of a reduced sales charge.

Clients of the Adviser

Investment advisory clients of Loomis Sayles may invest in Class Y shares of the Funds below the minimums stated in the Class Y Prospectuses. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares of the Fund by (1) clients of an adviser to any series of the Trusts or another Natixis Fund; any director, officer or partner of a client of an adviser to any series of the Trusts or another Natixis Fund; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser to any series of the Trusts or another Natixis Fund if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser to any series of the Trusts or another Natixis Fund. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase. In addition, the front-end sales charge or CDSC may be waived for investments in Class A shares, for Funds that do not offer Class Y shares, by clients of an adviser to any series of the Trusts or another Natixis Fund.

Eligible Governmental Authorities

There is no sales charge or CDSC related to investments in Class A shares by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts

Class A shares of any Fund may be purchased at NAV by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and “rabbi trusts.” Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations

Class A shares of any Fund may also be purchased at NAV through certain broker-dealers or financial services organizations without any transaction fee. Such organizations may also receive compensation paid by Natixis Advisors, or its affiliates out of their own assets (as described in the section “Distribution Agreements and Rule 12b-1 Plans”), or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees.

Certain Retirement Plans

Class A shares of the Funds are available at NAV for investments by participant-directed 401(a) and 401(k) plans that have $1 million or more in total plan assets or 100 or more eligible employees or by retirement plans whose third-party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The

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Distributor may pay compensation to such third-party administrators or dealers. This compensation may be paid indirectly by the Funds in the form of service or distribution fees.

Bank Trust Departments or Trust Companies

Class A shares of the Funds are available at NAV for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

DISTRIBUTIONS

As described in the Prospectuses, it is the policy of each Fund to pay shareholders at least annually according to the schedule specified in each Fund’s Prospectus, as dividends, all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of a Fund based upon the NAV determined as of the close of the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the Natixis Funds, contacting Natixis Funds at 1-800-225-5478 or visiting ga.natixis.com to change your distribution option. In order for a change to be in effect for any dividend or distribution, it must be received by Natixis Funds on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned as “undeliverable” to the Fund, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, U.S. federal tax information regarding Fund distributions will be furnished to each shareholder for each calendar year early in the succeeding year.

TAXES

The following discussion of certain U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury regulations, and other applicable authorities, all as of the date of this Statement. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investing in a Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situations and the possible application of foreign, state and local tax laws.

Taxation of the Funds

Each Fund intends to elect and to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”); (ii) diversify its holdings so that at the end of each quarter of a Fund’s taxable year (a) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (1) in the securities (other

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than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (2) in the securities of one or more QPTPs; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% of gross income requirement described in (i) above, income derived by a Fund from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived by a Fund from an interest in a QPTP (generally, a partnership (a) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from the qualifying income described in (i)(a) above) will be treated as qualifying income.

For purposes of the diversification requirements set forth in (ii) above, outstanding voting securities of an issuer includes the equity securities of a QPTP. Also for purposes of the diversification requirements in (ii) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect a Fund’s ability to satisfy the diversification requirements

Assuming that it qualifies for treatment as a RIC, a Fund will not be subject to U.S. federal income tax on income that is distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income or the diversification test described above, the Fund could in some cases cure such failure, including by paying a fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were ineligible to or did not cure such a failure for any year, or if the Fund otherwise were to fail to qualify as a RIC accorded special tax treatment, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases that the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction). If a Fund retains any investment company taxable income, the Fund will be subject to tax at regular corporate rates on the amount retained. Each Fund also intends to distribute annually all or substantially all of its net capital gain, if any, and to make appropriate Capital Gain Dividend (as defined below) designations. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who then in turn (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal tax liabilities, if any, and to claim refunds on properly-filed U.S. federal income tax returns to the extent the credit exceeds such liabilities. In this event, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if a Fund retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for Capital Gain Dividend purposes (see below for a discussion of Capital Gain Dividends), a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding

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year. In addition, in determining its taxable income, a RIC may elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a RIC may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be taken into account after October 31 (or later if a Fund is permitted so to elect and so elects) are treated as arising on January 1 of the following calendar year. Also for purposes of the excise tax, each Fund will be treated as having distributed any amount on which it is subject to income tax for its taxable year ending within the calendar year. Each Fund generally intends to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on the disposition of investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. Distributions of the excess of net short-term capital gain over net long-term capital loss will generally be taxable to a shareholder receiving such distributions as ordinary income. Distributions from capital gains are generally made after applying any available capital loss carryovers.

For taxable years beginning before January 1, 2013, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or the shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Income derived from investments in fixed-income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

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In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, excluding net long-term capital gain over net short-term capital loss, then 100% of the Fund’s dividends (other than properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Properly reported dividends of net investment income received by corporate shareholders of a Fund will generally qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as an eligible dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) otherwise by application of the Code (for example, the dividends received deduction is reduced in the case of a dividend received on debt-financed portfolio stock — generally, stock acquired with borrowed funds).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable whether shareholders receive them in cash or in additional shares.

Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January generally will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which the distributions are declared rather than the calendar year in which they are received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of Fund shares will generally give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, gain or loss on the taxable disposition of Fund shares will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash sale” rules if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Certain Fixed-Income and Other Instruments

Certain of a Fund’s investments, including investments in asset-backed securities, mortgage-related securities, debt obligations issued or purchased at a discount, payment-in-kind securities and inflation-indexed bonds may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate sufficient cash to make the required distributions to maintain its qualification as a RIC and avoid a Fund-level tax. A Fund may realize gains or losses from such transactions. In the event a Fund realizes net gains from such transactions, the Fund’s shareholders may receive larger distributions than they would in the absence of such transactions.

Certain Higher-Risk and High Yield Securities

A Fund may invest in below investment-grade fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, as and if it invests in such securities as part of the Fund’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and avoid a fund-level tax.

A portion of the interest paid or accrued on certain high yield discount obligations in which a Fund may invest may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Passive Foreign Investment Companies

Funds that invest in foreign securities may own shares (or be treated as owning shares) in certain foreign entities that are treated as “passive foreign investment companies” (each a “PFIC”), which could potentially subject such a Fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or on gains from a disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may make certain elections to avoid the imposition of that tax. For example, a Fund may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though the Fund had sold and repurchased its holdings in the PFIC on the last day of each taxable year of the Fund. Such gains and losses are treated as ordinary income and loss. Each Fund may also in certain cases elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund would be required to include in its income annually its share of the PFIC’s income and net capital gains, regardless of whether it receives any distributions from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Foreign Taxes

Income received by a Fund from investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. The Funds generally do not expect that shareholders will be entitled to claim a credit or deduction with respect to such foreign taxes incurred by a Fund.

Foreign Currency Transactions

Gain or loss on foreign currency denominated debt securities and on certain other financial instruments, such as forward currency contracts and currency swaps, that is attributable to fluctuations in exchange rates

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occurring between the date of acquisition and the date of settlement or disposition of such securities or instruments may be treated under Section 988 of the Code as ordinary income or loss. A Fund may elect out of the application of Section 988 of the Code with respect to the tax treatment of each of its foreign currency forward contracts to the extent that (i) such contract is a capital asset in the hands of the Fund and is not part of a straddle transaction and (ii) the Fund makes an election by the close of the day the contract is entered into to treat the gain or loss attributable to such contract as capital gain or loss.

A Fund’s forward currency contracts may qualify as Section 1256 contracts under the Code if the underlying currencies are currencies for which there are futures contracts that are traded on and subject to the rules of a qualified board or exchange. However, a forward currency contract that is a Section 1256 contract would, absent an election out of Section 988 of the Code as described in the preceding paragraph, be subject to Section 988. Accordingly, although such a forward currency contract would be marked-to-market annually like other Section 1256 contracts, the resulting gain or loss would be ordinary. If a Fund were to elect out of Section 988 with respect to forward currency contracts that qualify as Section 1256 contracts, the tax treatment generally applicable to Section 1256 contracts, as described above, would apply to those forward currency contracts: that is, the contracts would be marked-to-market annually and gains and losses with respect to the contracts would be treated as 60/40 gain or loss. If a Fund were to elect out of Section 988 with respect to any of its forward currency contracts that do not qualify as Section 1256 contracts, such contracts will not be marked to market annually and the Fund will recognize short-term or long-term capital gain or loss depending on the Fund’s holding period therein. A Fund may elect out of Section 988 with respect to all, some or none of its forward currency contracts.

Financial Products

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps, short sales or similar transactions may be subject to one or more special tax rules (including the mark-to-market, notional principal contract, constructive sale, straddle, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In addition, because the tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

The tax treatment of certain futures contracts that may be entered into by a Fund as well as listed non-equity options that may be written or purchased by a Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) will be governed by Section 1256 of the Code (“Section 1256 Contracts”). Gains or losses on Section 1256 Contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40” gains or losses) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character, as described below. Also, any Section 1256 Contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 or ordinary gain or loss, as applicable.

Certain of a Fund’s investments in derivative instruments, foreign currency denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, may result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of a Fund’s distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to preserve its status as a RIC accorded special tax treatment.

REITs, REMICs and TMPs

Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, such distributions could constitute a return of capital to Fund

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shareholders for U.S. federal income tax purposes.

Some Funds may invest directly or indirectly (including through a REIT) in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of such a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interests in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a RIC will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”), as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. See the section “Tax-Exempt Shareholders” for a discussion of the special tax consequences that may result where a tax-exempt entity invests in a RIC that recognizes excess inclusion income. The Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs or equity interests in TMPs.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking effect,” a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs, as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund). Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply when CRTs invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, if a CRT (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, a 100% excise tax is imposed on such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT (or other shareholder), and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify

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to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2012. This rate will expire and the backup withholding tax rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Non-U.S. Shareholders

Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. Dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “Foreign Person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if the dividends are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Foreign Person directly, would not be subject to withholding.

Effective for taxable years of each Fund beginning before January 1, 2012 in general and subject to certain limitations, a Fund was not required to withhold any amounts (i) with respect to distributions attributable to U.S. source interest income of types similar to those that would not be subject to U.S. federal income tax if earned directly by an individual Foreign Person, to the extent such distributions were properly reported by the Fund as “interest-related dividends,” and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions were properly reported by the Fund as “short-term capital gain dividends.” The Funds, however, do not intend to make such designations.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign Persons should contact their intermediaries regarding the application of these rules to their accounts.

If a beneficial holder of Fund shares who or which is a Foreign Person has a trade or business in the United States, and Fund dividends received by such holder are effectively connected with the conduct of such trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a Foreign Person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale or redemption of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale, redemption or Capital Gain Dividend and certain other conditions are met.

Foreign Persons should consult their tax advisers concerning the tax consequences of owning shares of a Fund, including the certification and filing requirements imposed on Foreign Persons in order to qualify for an exemption from the backup withholding tax described above or a reduced rate of withholding provided by treaty.

Certain Additional Reporting and Withholding Requirements

The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, requires the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest. Subject to future IRS guidance, a Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in

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the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as a Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” (as defined under these rules) generally will be subject to withholding unless it enters into, and provides certification to a Fund of, a valid information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future regulations may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued. Persons investing in a Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Dividends, distributions and gains from the sale of a Fund’s shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

PERFORMANCE INFORMATION

Yield and Total Return

Each Fund may advertise the yield and total return of each class of its shares. Each Fund’s yield and total returns will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and total returns and the tax-exempt status of distributions should be considered when comparing a Fund’s yield and total returns to yields and total returns published for other investment companies and other investment vehicles. Yield and total returns should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund. Yield and total returns may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yield and total returns reflecting an expense limitation, its yield would have been lower if no limitation were in effect. Yield and total returns will generally be higher for Class A and Admin Class shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund’s Classes A, B, C and Admin Class shares.

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Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class’s distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the NAV. If the NAV, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

At any time in the future, yield and total returns may be higher or lower than past yield or total return and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the NAVs per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The financial statements, financial highlights and the reports of the independent registered public accounting firm included in the Funds’ annual reports dated September 30, 2010 are incorporated herein by reference to such reports. The Funds’ annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual report to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at 800-225-5478 or by writing to the Funds at: 399 Boylston Street, Boston, Massachusetts 02116 or by visiting the Funds’ website at ga.natixis.com. The annual and semiannual reports are also available on line at the SEC’s website at www.sec.gov.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Some of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by S&P, Moody’s or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of S&P’s, Moody’s, and Fitch’s ratings applicable to fixed-income securities.

Standard & Poor’s—A brief description of the applicable rating symbols of Standard & Poor’s and their meanings (as published by Standard & Poor’s) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated “CC” is currently highly vulnerable to nonpayment.

C

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (–)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example “SP-1+/A-1+”).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies.

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

pr

The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A “q” subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The “r” modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an “r” modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the “r” modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security.

Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Long-Term Issuer Ratings

Long-Term Issuer Ratings are opinions of the ability of entities to honor long-term senior unsecured financial obligations and contracts. Moody’s expresses Long-Term Issuer Ratings on its long-term global scale.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to the individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program.

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support-provider.

Short-Term Issuer Ratings

Short-Term Issuer Ratings are opinions of the ability of entities to honor short-term senior unsecured financial obligations and contracts. Moody’s expresses Short-Term Issuer Ratings on its short-term obligations ratings scale.

Fitch Investor Services, Inc. – A brief description of the applicable rating symbols of Fitch Investor Services, Inc. (“Fitch”) and their meanings (as published by Fitch) follows:

Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Long-Term Credit Rating Scales

Issuer Credit Rating Scales

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer in stand still. Conditions that are indicative of a ‘C’ category rating for an issuer include:

•	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

•	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

•	Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	the selective payment default on a specific class or currency of debt;

•

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

•	execution of a coercive debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Limitations of the Issuer Credit Rating Scale

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Short-Term Credit Ratings

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for the timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

Standard Rating Actions

Affirmed

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary. For servicer ratings, action taken in response to change in financial condition or IDR of servicer where servicer rating is reviewed in that context exclusively, and no rating action has been deemed necessary.

Correction

Correction of rating publication error in a rating action commentary or correction of a rating data error in Fitch’s ratings data base.

Downgrade

The rating has been lowered in the scale.

Paid-In-Full

This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

Publish

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Rating Watch Maintained

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On

The issue or issuer has been placed on active Rating Watch status.

Revision Enhancement

Some form of the credit support affecting the rating opinion has been added, removed, or substituted.

Revision Implication Watch

The Rating Watch status has changed.

Revision Outlook

The Rating Outlook status has changed.

Upgrade

The rating has been raised in the scale.

Withdrawn

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Registration Nos. 033-39133

811-06241

LOOMIS SAYLES FUNDS II

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)			Articles of Incorporation.

	(1)		The Registrant’s First Amended and Restated Agreement and Declaration of Trust dated July 21, 2005 (the “Agreement and Declaration”) is incorporated by reference to exhibit (a)(1) to post–effective amendment (“PEA”) No. 39 to the initial registration statement (“Registration Statement”) filed on December 2, 2005.

(b)			By-Laws.

	(1)		The Registrant’s Amended and Restated By-Laws dated September 23, 2008 is incorporated by reference to exhibit (b)(1) to PEA No. 52 to the Registration Statement filed on December 3, 2008.

(c)			Instruments Defining Rights of Security Holders.

Rights of shareholders, described in Article III, Section 6 of the Registrant’s Agreement and Declaration is incorporated by reference to exhibit (a)(1) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

(d)			Investment Advisory Contracts.

	(1)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Mid Cap Growth Fund, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is incorporated by reference to exhibit (d)(1) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

	(2)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(7) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

	(3)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

	(4)	(i)	Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Disciplined Equity Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(13) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

		(ii)	Amendment No. 1 dated November 30, 2001 to the Advisory Agreement dated October 30, 2000, between the Registrant, on behalf of Loomis Sayles Disciplined Equity Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(5)(b) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(5)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Small Cap Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(15) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

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	(6)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Value Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(3) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

	(7)		Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Global Markets Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(18) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

	(8)	(i)	Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles High Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

		(ii)	Addendum No. 1 dated July 1, 2004 to the Advisory Agreement between Registrant, on behalf of Loomis Sayles High Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(9)(ii) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

	(9)	(i)	Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

		(ii)	Addendum No. 1 dated March 21, 2005 to the Advisory Agreement between Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(9)(ii) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

		(iii)	Addendum No. 2 dated July 1, 2010 to the Advisory Agreement between Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles is filed herewith.

	(10)	(i)	Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(12) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

		(ii)	Addendum No. 1 dated July 1, 2005 to the Advisory Agreement between the Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10)(ii) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

		(iii)	Addendum No. 2 dated July 1, 2008 to the Advisory Agreement between the Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10)(iii) to PEA No. 50 to the Registration Statement filed on July 17, 2008.

	(11)		Advisory Agreement dated February 1, 2008 between the Registrant, on behalf of Loomis Sayles International Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(13) to PEA No. 49 to the Registration Statement filed on January 28, 2008.

(e)			Underwriting Contracts.

	(1)		Amended and Restated Distribution Agreement dated June 1, 2007 between Registrant, on behalf of Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund and Loomis Sayles Global Markets Fund, and Natixis Distributors, L.P. (“Natixis Distributors”) is incorporated by reference to exhibit (e)(1) to PEA No. 45 to the Registration Statement filed on May 30, 2007.

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	(2)	Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Growth Fund, and Natixis Distributors is incorporated by reference to exhibit (e)(2) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

	(3)	Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Disciplined Equity Fund, and Natixis Distributors is incorporated by reference to exhibit (e)(4) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

	(4)	Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund (except Class J shares), and Natixis Distributors is incorporated by reference to exhibit (e)(5) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

	(5)	Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles High Income Fund, and Natixis Distributors is incorporated by reference to exhibit (e)(7) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(6)	Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund, and Natixis Distributors is incorporated by reference to exhibit (e)(8) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(7)	Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Natixis Distributors is incorporated by reference to exhibit (e)(9) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(8)	Distribution Agreement dated April 23, 2004 between Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund (with respect to its Class J shares), and Loomis Sayles Distributors, L.P. is incorporated by reference to exhibit (e)(11) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

	(9)	Distribution Agreement dated February 1, 2008 between Registrant, on behalf of Loomis Sayles International Bond Fund, and Natixis Distributors is incorporated by reference to exhibit (e)(11) to PEA No. 49 to the Registration Statement filed on January 28, 2008.

	(10)	Form of Dealer Agreement used by Natixis Distributors is filed herewith.

(f)		Bonus or Profit Sharing Contracts.

Not applicable.

(g)		Custodian Agreements.

	(1)	Custodian Contract dated September 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and State Street Bank and Trust Company (“State Street”) is incorporated by reference to exhibit (g)(1) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

	(2)	Amendment No. 1 dated September 15, 2006 to Master Custody Agreement dated September 1, 2005 between Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, AEW Real Estate Income Fund and State Street is incorporated by reference to exhibit (g)(2) to PEA No. 43 to the Registration Statement filed on January 26, 2007.

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(h)			Other Material Contracts.

	(1)	(i)	Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, and Loomis Sayles Funds I and Boston Financial Data Services, Inc. (“Boston Financial”) is incorporated by reference to exhibit (h)(1)(i) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

		(ii)	Revised Appendix A dated July 17, 2006 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and Boston Financial is incorporated by reference to exhibit (h)(1)(ii) to PEA No. 43 to the Registration Statement filed on January 26, 2007.

		(iii)	Transfer Agency and Services Agreement dated November 3, 1999 between Registrant on behalf of Class J shares of Loomis Sayles Investment Grade Bond Fund and State Street is incorporated by reference to exhibit (h)(6) to PEA No. 24 to the Registration Statement filed on January 26, 2000.

		(iv)	Revised Appendix A dated February 15, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Gateway Trust and Boston Financial is incorporated by reference to exhibit (h)(1)(v) to PEA No. 52 to the Registration Statement filed on December 3, 2008.

		(v)	Amendment dated October 1, 2008 to Transfer Agency and Services Agreement dated October 1, 2005 among the Registrant on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I, Gateway Trust, Hansberger International Series and Boston Financial is incorporated by reference to exhibit (h)(1)(vi) to PEA No. 52 to the Registration Statement filed on December 3, 2008.

	(2)	(i)	Administrative Services Agreement dated January 3, 2005, between the Registrant, on behalf of its respective series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, and Loomis Sayles Funds I and Natixis Asset Management Advisors, L.P. (“Natixis Advisors’) is incorporated by reference to exhibit (h)(2) to PEA No. 38 to the Registration Statement filed on January 28, 2005.

		(ii)	First Amendment dated November 1, 2005 to Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(ii) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

		(iii)	Second Amendment dated January 1, 2006 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(iii) to PEA No. 40 to the Registration Statement filed on January 30, 2006.

		(iv)	Third Amendment dated July 1, 2007 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(iv) to PEA No. 46 to the Registration Statement filed on November 16, 2007.

		(v)	Fourth Amendment dated September 17, 2007 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(v) to PEA No. 46 to the Registration Statement filed on November 16, 2007.

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	(vi)	Fifth Amendment dated February 1, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(vi) to PEA No. 49 to the Registration Statement filed on January 28, 2008.

	(vii)	Sixth Amendment dated February 19, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(viii) to PEA No. 50 to the Registration Statement filed on July 17, 2008.

	(viii)	Seventh Amendment dated July 1, 2008 to the Administrative Services Agreement is incorporated by reference to Exhibit (h)(2)(ix) to PEA No. 51 to the Registration Statement filed on September 15, 2008.

	(ix)	Eighth Amendment dated September 29, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(ix) to PEA No. 52 to the Registration Statement filed on December 3, 2008.

	(x)	Ninth Amendment dated October 31, 2008 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(x) to PEA No. 52 to the Registration Statement filed on December 3, 2008.

	(xi)	Tenth Amendment dated January 9, 2009 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xi) to PEA No. 54 to the Registration Statement filed on January 28, 2009.

	(xii)	Eleventh Amendment dated July 27, 2009 to the Administrative Services Agreement is incorporated by reference to exhibit (h)(2)(xii) to PEA No. 55 to the Registration Statement filed on November 23, 2009.

	(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement is filed herewith.

	(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services Agreement is filed herewith.

	(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement is filed herewith.

	(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement is filed herewith.

(3)		Reliance Agreement for Exchange Privileges dated June 30, 2009 by and among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust, Hansberger International Series, Loomis Sayles Funds I and Registrant is incorporated by reference to exhibit (h)(3) to PEA No. 55 to the Registration Statement filed on November 23, 2009.

(4)		Loomis Sayles Fee Waiver/Expense Reimbursement Undertakings dated January 31, 2011 between Loomis Sayles and the Registrant, on behalf of Loomis Sayles Mid Cap Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Disciplined Equity Fund, Loomis Sayles International Bond Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund is filed herewith.

(5)	(i)	Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its series, Natixis Funds Trust I, Natixis Funds Trust II, Natixis

5

Funds Trust IV, Natixis Cash Management Trust, Loomis Sayles Funds I and State Street is incorporated by reference to exhibit (h)(5) to PEA No. 40 to the Registration Statement filed on January 30, 2006.

		(ii)	First Amendment dated December 20, 2005 to the Securities Lending Agency Agreement, between the Registrant, on behalf of its respective series, and State Street Bank is incorporated by reference to exhibit (h)(5)(ii) to PEA No. 50 to the Registration Statement filed on July 17, 2008.

		(iii)	Second Amendment dated February 29, 2008 to the Securities Lending Agency Agreement, between the Registrant, on behalf of its respective series, and State Street Bank is incorporated by reference to exhibit (h)(5)(iii) to PEA No. 50 to the Registration Statement filed on July 17, 2008.

		(iv)	Third Amendment dated January 1, 2011 to Securities Lending Authorization Agreement dated September 1, 2005 among the Registrant, on behalf of its series enumerated on Schedule B thereto, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Loomis Sayles Funds I, Hansberger International Series and State Street is filed herewith.

(i)			Legal Opinion.

	(1)		Opinion and Consent of Counsel for Loomis Sayles High Income Fund, Loomis Sayles Limited Term Government and Agency Fund and Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (i) to PEA No. 34 to the Registration Statement filed on September 10, 2003.

(j)			Other Opinions.

Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)			Omitted Financial Statements.

Not applicable.

(l)			Initial Capital Agreements.

	(1)		Investment Representation regarding initial shares is incorporated by reference to exhibit (13)(a) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

	(2)		Form of Organizational Expense Reimbursement Agreement is incorporated by reference to exhibit (13)(b) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

(m)			Rule 12b-1 Plans.

	(1)		Distribution Plan for Retail Class Shares is incorporated by reference to exhibit (m)(1) to PEA No. 28 to the Registration Statement filed on November 29, 2001.

	(2)		Service and Distribution Plan relating to Class J shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (15)(d) to PEA No. 18 to the Registration Statement filed on April 12, 1999.

	(3)	(i)	12b-1 Plan relating to Class A shares of Loomis Sayles Growth Fund is incorporated by reference to exhibit (m)(4)(i) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

		(ii)	Amended and Restated 12b-1 Plan dated July 1, 2004 relating to Class A shares of Loomis

6

Sayles Limited Term Government and Agency Fund is incorporated by reference to exhibit (m)(3)(ii) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

	(iii)	12b-1 Plan relating to Class A shares of Loomis Sayles Disciplined Equity Fund is incorporated by reference to exhibit (m)(4)(iv) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(iv)	12b-1 Plan relating to Class A shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(4)(v) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(v)	12b-1 Plan relating to Class A shares of Loomis Sayles High Income Fund is incorporated by reference to exhibit (m)(4)(vi) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(vi)	12b-1 Plan relating to Class A shares of Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (m)(4)(vii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(vii)	12b-1 Plan relating to Class A shares of Loomis Sayles Global Markets Fund is incorporated by reference to exhibit (m)(3)(viii) to PEA No. 40 to the Registration Statement filed on January 31, 2006.

	(viii)	12b-1 Plan relating to Class A shares of Loomis Sayles Value Fund is incorporated by reference to exhibit (m)(3)(ix) to PEA No. 44 to the Registration Statement filed on April 2, 2007.

	(ix)	12b-1 Plan relating to Class A shares of Loomis Sayles International Bond Fund is incorporated by reference to exhibit (m)(3)(x) to PEA No. 49 to the Registration Statement filed on January 28, 2008.

	(x)	12b-1 Plan relating to Class A shares of Loomis Sayles Mid Cap Growth Fund is incorporated by reference to exhibit (m)(3)(x) to PEA No. 54 to the Registration Statement filed on January 28, 2009.

(4)	(i)	12b-1 Plan relating to Class B shares of Loomis Sayles Growth Fund is incorporated by reference to exhibit (m)(5)(i) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(ii)	12b-1 Plan relating to Class B shares of Loomis Sayles Limited Term Government and Agency Fund is incorporated by reference to exhibit (m)(5)(ii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(iii)	12b-1 Plan relating to Class B shares of Loomis Sayles Disciplined Equity Fund is incorporated by reference to exhibit (m)(5)(iv) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(iv)	12b-1 Plan relating to Class B shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(5)(v) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(v)	12b-1 Plan relating to Class B shares of Loomis Sayles High Income Fund is incorporated by reference to exhibit (m)(5)(vi) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(vi)	12b-1 Plan relating to Class B shares of Loomis Sayles Strategic Income Fund is

7

incorporated by reference to exhibit (m)(5)(vii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(vii)	12b-1 Plan relating to Class B shares of Loomis Sayles Value Fund is incorporated by reference to exhibit (m)(4)(viii) to PEA No. 44 to the Registration Statement filed on April 2, 2007.

(5)	(i)	12b-1 Plan relating to Class C shares of Loomis Sayles Growth Fund is incorporated by reference to exhibit (m)(6)(i) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(ii)	12b-1 Plan relating to Class C shares of Loomis Sayles Limited Term Government and Agency Fund is incorporated by reference to exhibit (m)(6)(ii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(iii)	12b-1 Plan relating to Class C shares of Loomis Sayles Disciplined Equity Fund is incorporated by reference to exhibit (m)(6)(iv) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(iv)	12b-1 Plan relating to Class C shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(6)(v) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(v)	12b-1 Plan relating to Class C shares of Loomis Sayles High Income Fund is incorporated by reference to exhibit (m)(6)(vi) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(vi)	12b-1 Plan relating to Class C shares of Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (m)(6)(vii) to PEA No. 35 to the Registration Statement filed on November 28, 2003.

	(vii)	12b-1 Plan relating to Class C shares of Loomis Sayles Global Markets Fund is incorporated by reference to exhibit (m)(5)(vii) to PEA No. 40 to the Registration Statement filed on January 30, 2006.

	(viii)	12b-1 Plan relating to Class C shares of Loomis Sayles Value Fund is incorporated by reference to exhibit (m)(5)(viii) to PEA No. 44 to the Registration Statement filed on April 2, 2007.

	(ix)	12b-1 Plan relating to Class C shares of Loomis Sayles International Bond Fund is incorporated by reference to exhibit (m)(5)(ix) to PEA No. 49 to the Registration Statement filed on January 28, 2008.

	(x)	12b-1 Plan relating to Class C shares of Loomis Sayles Mid Cap Growth Fund is incorporated by reference to exhibit (m)(5)(x) to PEA No. 54 to the Registration Statement filed on January 28, 2009.

(6)	(i)	Admin Class Distribution Plan of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (m)(6)(i) to PEA No. 56 to the Registration Statement filed on January 28, 2010.

	(ii)	Admin Class Distribution Plan of Loomis Sayles Strategic Income Fund is incorporated by reference to exhibit (m)(6)(ii) to PEA No. 56 to the Registration Statement filed on January 28, 2010.

	(iii)	Admin Class Distribution Plan of Loomis Sayles Value Fund is incorporated by reference to

8

exhibit (m)(6)(iii) to PEA No. 56 to the Registration Statement filed on January 28, 2010.

(n)		Rule 18f-3 Plan

Registrant’s Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, dated May 1, 2009 is incorporated by reference to exhibit (n) to PEA No. 55 to the Registration Statement filed on November 23, 2009.

(p)		Code of Ethics

	(1)	Code of Ethics for Registrant dated September 14, 2007 is incorporated by reference to exhibit (p)(1) to PEA No. 46 to the Registration Statement filed on November 16, 2007.

	(2)	Code of Ethics dated October 1, 2007, as amended January 1, 2010 for Natixis Advisors and Natixis Distributors is filed herewith.

	(3)	Code of Ethics for Loomis Sayles dated January 14, 2000, as amended June 1, 2010 is filed herewith.

(q)		Powers of Attorney

	(1)	Power of Attorney dated October 18, 2004 for Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, John T. Hailer and Sandra O. Moose designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q) to PEA No. 37 to the Registration Statement filed on December 2, 2004.

	(2)	Powers of Attorney for Cynthia L. Walker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign for each Trustee is incorporated by reference to exhibit (q)(2) to PEA No. 39 to the Registration Statement filed on December 2, 2005.

	(3)	Power of Attorney for Kenneth A. Drucker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign is incorporated by reference to exhibit (q)(4) to PEA No. 50 to the Registration Statement filed on July 17, 2008.

	(4)	Power of Attorney for Wendell J. Knox designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign is incorporated by reference to exhibit (q)(4) to PEA No. 55 to the Registration Statement filed on November 23, 2009.

	(5)	Power of Attorney dated November 19, 2009, effective December 1, 2009, for Erik Sirri designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign is incorporated by reference to exhibit (q)(5) to PEA No. 56 to the Registration Statement filed on January 28, 2010.

	(6)	Power of Attorney dated November 24, 2009, effective December 1, 2009, for Peter Smail designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign is incorporated by reference to exhibit (q)(6) to PEA No. 56 to the Registration Statement filed on January 28, 2010.

	(7)	Power of Attorney dated December 20, 2010, effective January 1, 2011, for Charles D. Baker designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign is filed herewith.

	(8)	Power of Attorney dated January 3, 2011, effective January 1, 2011, for David L. Giunta

9

designating John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok as attorneys to sign is filed herewith.

Item 29. Persons Controlled by or Under Common Control with the Registrant.

The Registrant is not aware of any person controlled or under common control with any of its series. As of January 3, 2011, the persons listed below owned 25% or more of the outstanding voting securities of one or more series of the Registrant and thus may be deemed to “control” the series within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended:*

Fund	Shareholder and Address	Percentage of shares held
Loomis Sayles Disciplined Equity Fund	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	49.87%
Loomis Sayles Global Markets Fund	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	39.68%
Loomis Sayles High Income Fund	Pershing LLC Jersey City, NJ 07303-2052	56.73%
Loomis Sayles International Bond Fund	NFS LLC Sand Lake, MI 49343-9517	38.05%
Loomis Sayles Mid Cap Growth Fund	Charles Schwab & Co Inc. San Francisco, CA 94104-4151	30.51%
Loomis Sayles Strategic Income Fund	Merrill Lynch Pierce Fenner & Smith Inc. Jacksonville, FL 32246-6484	31.19%

*	Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of the Fund, it may be deemed to “control” the Fund within the meaning of the 1940 Act.

As of January 3, 2011, there were no persons that owned 25% or more of the outstanding voting securities of any series of the Registrant, except as noted above.

Item 30. Indemnification.

Under Article 5 of the Registrant’s By-laws, any past or present Trustee or officer of the Registrant (hereinafter referred to as a “Covered Person”) shall be indemnified to the fullest extent permitted by law against all liability and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding to which he or she may be a party or otherwise involved by reason of his or her being or having been a Covered Person. That provision does not authorize indemnification when it is determined that such Covered Person would otherwise be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. This description is modified in its entirety by the provision of Article 5 of the Registrant’s By-laws incorporated by reference to exhibit (b)(1) to PEA No. 52 to the Registration Statement filed on December 3, 2008.

The Distribution Agreement, the Custodian Contract, the Transfer Agency and Service Agreement and the Administrative Services Agreement (the “Agreements”) contained herein and in various post-effective amendments and incorporated herein by reference, provide for indemnification. The general effect of these provisions is to indemnify entities contracting with the Registrant against liability and

10

expenses in certain circumstances. This description is modified in its entirety by the provisions of the Agreements as contained in this Registration Statement and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any claim, action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Registrant and its Trustees, officers and employees are insured, under a policy of insurance maintained by the Registrant in conjunction with Natixis Global Asset Management, L.P. and its affiliates, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer for any claim arising out of any fraudulent act or omission, any dishonest act or omission or any criminal act or omission of the Trustee or officer.

Item 31. Business and Other Connections of Investment Adviser

(a)	Loomis, Sayles & Company, L.P., (“Loomis Sayles”), the investment adviser of all series of the Registrant, provides investment advice to each series of Loomis Sayles Funds II and to other registered investment companies, organizations, and individuals.

The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

The list required by this Item 31 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (SEC File No. 801-170; IARD/CRD No. 105377).

Item 32. Principal Underwriter

(a)	Natixis Distributors, L.P., the Registrant’s principal underwriter, also serves as principal underwriter for:

Natixis Funds Trust I

Natixis Funds Trust II

Natixis Funds Trust IV

Natixis Cash Management Trust

Loomis Sayles Funds I

Hansberger International Series

Gateway Trust

(b)	The general partner and officers of the Registrant’s principal underwriter, Natixis Distributors, L.P., and their addresses are as follows:

11

Name	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

Natixis Distribution Corporation	General Partner	None

David L. Giunta	President and Chief Executive Officer	President

Coleen Downs Dinneen	Executive Vice President, General Counsel, Secretary and Clerk	Secretary, Clerk and Chief Legal Officer

Russell Kane	Senior Vice President, Deputy General Counsel, Assistant Secretary, Assistant Clerk and Chief Compliance Officer for Mutual Funds	Chief Compliance Officer, Anti-Money Laundering Officer and Assistant Secretary

Michael Kardok	Senior Vice President	Treasurer, Principal Financial and Accounting Officer

Beatriz Pina Smith	Executive Vice President, Treasurer and Chief Financial Officer	None

Anthony Loureiro	Senior Vice President, Chief Compliance Officer-Broker/Dealer and Anti-Money Laundering Compliance Officer	None

David Vallon	Senior Vice President and Chief Compliance Officer – Adviser	None

Marilyn Rosh	Vice President and Controller	None

Josh Bogen	Executive Vice President	None

Matthew Coldren	Executive Vice President	None

Mark Doyle	Executive Vice President	None

Robert Hussey	Executive Vice President	None

Dan Santaniello	Executive Vice President	None

Sharon Wratchford	Executive Vice President	None

John Bearce	Senior Vice President	None

William Butcher	Senior Vice President	None

James Cove	Senior Vice President	None

12

Michael Dearinger	Senior Vice President	None

Joe Duffey	Senior Vice President	None

Tracy Flaherty	Senior Vice President	None

David Goodsell	Senior Vice President	None

Marina Gross	Senior Vice President	None

Dana Hartwell	Senior Vice President	None

Tom Huddleston	Senior Vice President	None

Sean Kane	Senior Vice President	None

Jeff Keselman	Senior Vice President	None

David Lafferty	Senior Vice President	None

Ted LeClair	Senior Vice President	None

Dan Lynch	Senior Vice President	None

Robert Lyons	Senior Vice President	None

Ian MacDuff	Senior Vice President	None

Marla McDougall	Senior Vice President	None

Maureen O’Neill	Senior Vice President	None

Stacie Paoletti	Senior Vice President	None

Daniel Price	Senior Vice President	None

Elizabeth Puls-Burns	Senior Vice President	None

Laura Verville	Senior Vice President	None

Leslie Walstrom	Senior Vice President	None

Susannah Wardly	Senior Vice President	None

Faith Yando	Senior Vice President	None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)	Not applicable.

Item 33. Location of Accounts and Records

The following companies maintain possession of the documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder:

13

For all series of Registrant:

(i)	Loomis Sayles Funds II

399 Boylston Street

Boston, Massachusetts 02116

(ii)	Boston Financial Data Services
2000 Crown Colony Drive
Quincy, MA 02169

(iii)	State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

(iv)	Natixis Asset Management Advisors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

(v)	Natixis Distributors, L.P.
399 Boylston Street
Boston, Massachusetts 02116

(vi)	Loomis Sayles Distributors, L.P. (with respect to Class J
shares of Loomis Sayles Investment Grade Bond Fund)
One Financial Center
Boston, Massachusetts 02111

(vii)	Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111

Item 34. Management Services

None.

Item 35. Undertakings

The Registrant undertakes to provide the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

14

LOOMIS SAYLES FUNDS II

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment (“PEA”) No. 57 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this PEA No. 57 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of January, 2011.

LOOMIS SAYLES FUNDS II

By:	/s/ David L. Giunta
David L. Giunta
President and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/S/ DAVID L. GIUNTA David L. Giunta	President and Trustee	January 28, 2011

/S/ MICHAEL C. KARDOK Michael C. Kardok	Treasurer	January 28, 2011

GRAHAM T. ALLISON, JR.* Graham T. Allison, Jr.	Trustee	January 28, 2011

CHARLES D. BAKER * Charles D. Baker	Trustee	January 28, 2011

EDWARD A. BENJAMIN * Edward A. Benjamin	Trustee	January 28, 2011

ROBERT J. BLANDING * Robert J. Blanding	Trustee	January 28, 2011

DANIEL M. CAIN * Daniel M. Cain	Trustee	January 28, 2011

KENNETH A. DRUCKER * Kenneth A. Drucker	Trustee	January 28, 2011

JOHN T. HAILER * John T. Hailer	Trustee	January 28, 2011

WENDELL J. KNOX * Wendell J. Knox	Trustee	January 28, 2011

SANDRA O. MOOSE * Sandra O. Moose	Trustee, Chairperson of the Board	January 28, 2011

ERIK R. SIRRI * Erik R. Sirri	Trustee	January 28, 2011

PETER J. SMAIL * Peter J. Smail	Trustee	January 28, 2011

CYNTHIA L. WALKER * Cynthia L. Walker	Trustee	January 28, 2011

*By:	/S/ COLEEN DOWNS DINNEEN
Coleen Downs Dinneen
Attorney-In-Fact**/***/****/*****/******/*******

January 28, 2011

**	Powers of Attorney for Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, John T. Hailer and Sandra O. Moose are incorporated by reference to exhibit (q) to PEA No. 37 to the Registration Statement filed on December 2, 2004.
***	Power of Attorney for Cynthia L. Walker is incorporated by reference to exhibit (q)(2) to PEA No. 39 to the Registration Statement filed on December 2, 2005.
****	Power of Attorney for Kenneth A. Drucker is incorporated by reference to exhibit (q)(4) to PEA No. 50 to the Registration Statement filed on July 17, 2008.
*****	Power of Attorney for Wendell J. Knox is incorporated by reference to exhibit (q)(4) to PEA No. 55 to the Registration Statement filed on November 23, 2009.
******	Powers of Attorney for Erik Sirri and Peter Smail are incorporated by reference to exhibits (q)(5) and (q)(6) to PEA No. 56 to the Registration Statement filed on January 28, 2010.
*******	Power of Attorney for Charles D. Baker is filed herewith.

Loomis Sayles Funds II

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description

(d)(9)(iii)	Addendum No. 2 dated July 1, 2010 to the Advisory Agreement between Registrant, on behalf of Loomis Sayles Limited Term Government and Agency Fund, and Loomis Sayles

(e)(10)	Form of Dealer Agreement used by Natixis Distributors

(h)(2)(xiii)	Twelfth Amendment dated February 25, 2010 to the Administrative Services Agreement

(h)(2)(xiv)	Thirteenth Amendment dated July 1, 2010 to the Administrative Services Agreement

(h)(2)(xv)	Fourteenth Amendment dated September 21, 2010 to the Administrative Services Agreement

(h)(2)(xvi)	Fifteenth Amendment dated December 14, 2010 to the Administrative Services Agreement

(h)(4)	Loomis Sayles Fee Waiver/Expense Reimbursement Undertakings dated January 31, 2011

(h)(5)(iv)	Third Amendment to the Securities Lending Agreement dated January 1, 2011

(j)	Consent of Independent Registered Public Accounting Firm

(p)(2)	Code of Ethics dated October 1, 2007, as amended January 1, 2010 for Natixis Advisors and Natixis Distributors

(p)(3)	Code of Ethics for Loomis Sayles dated January 14, 2000, as amended June 1, 2010

(q)(7)	Power of Attorney dated December 20, 2010, effective January 1, 2011, for Charles D. Baker

(q)(8)	Power of Attorney dated January 3, 2011, effective January 1, 2011, for David L. Giunta